   As filed with the Securities and Exchange Commission on December 11, 2000


                                                      REGISTRATION NO. 333-49506

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                   FORM N-14

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

   [X] PRE-EFFECTIVE AMENDMENT NO. 1  [  ] POST-EFFECTIVE AMENDMENT NO.


                           ALLIED CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                         1919 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20006-3434
                                 (202) 331-1112
   (Address and Telephone Number, including Area Code, of Principal Executive
                                    Offices)

                               WILLIAM L. WALTON
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                           ALLIED CAPITAL CORPORATION
                         1919 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20006-3434
                                 (202) 331-1112
                    (Name and Address of Agent for Service)

                                    COPY TO:

           STEVEN B. BOEHM, ESQ.                          SIMEON GOLD, ESQ.
           CYNTHIA M. KRUS, ESQ.                      WEIL, GOTSHAL & MANGES LLP
      SUTHERLAND ASBILL & BRENNAN LLP                      767 FIFTH AVENUE
       1275 PENNSYLVANIA AVENUE, N.W.                     NEW YORK, NY 10153
         WASHINGTON, DC 20004-2404                          (212) 310-8000
               (202) 383-0100


     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


                            ------------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          BLC FINANCIAL SERVICES, INC.

[BLC Financial Services Logo]
                              645 Madison Avenue,
                               New York, NY 10022
                             Phone: (212) 751-5626


                A MERGER PROPOSAL -- YOUR VOTE IS VERY IMPORTANT



To the shareholders of BLC Financial Services, Inc.:



    Allied Capital Corporation and BLC Financial Services, Inc. have entered into a merger agreement where Allied Capital has agreed to acquire BLC in a merger. BLC will become an independently managed, private Allied Capital portfolio company named Business Loan Express, Inc., or New BLC. If the merger is completed, BLC common shareholders will receive 0.180 shares of Allied Capital common stock for each share they own, and they will hold 5% of Allied Capital common stock after the merger. The value of the shares of Allied Capital common stock will continue to fluctuate, and you will not know the value of the Allied Capital shares that you will receive in the merger at the time you vote. BASED ON THE CLOSING PRICE OF ALLIED CAPITAL COMMON STOCK ON DECEMBER 7, 2000,
0.180 SHARES OF ALLIED CAPITAL COMMON STOCK HAD A VALUE OF $3.668, AND THE AGGREGATE VALUE OF THE MERGER WOULD BE $84.2 MILLION.



    If the merger is completed, key BLC officers, directors and shareholders will continue as shareholders of New BLC to ensure continuity. In addition, Allied Capital will purchase for cash all of the outstanding shares of Futuronics Corporation, a substantial shareholder of BLC that is controlled by officers and directors of BLC. Allied Capital, directly and through its ownership of Futuronics, will own 95% of New BLC, and the continuing shareholders will own 5% of New BLC.



    BLC will hold a special meeting of shareholders at 10:00 a.m. Eastern time, on December 31, 2000 at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, 25th Floor, New York, NY 10153, to consider and vote upon the merger. The holders of a majority of the outstanding shares of BLC common stock at the BLC special meeting must approve the merger. In addition, the merger is subject to various other conditions. The board of directors has considered all aspects of the merger including any conflict of interests presented by the Futuronics transaction and the continued 5% ownership by existing officers, directors and shareholders. The board of directors has approved the merger and determined the merger to be in the best interests of BLC shareholders. The board recommends that BLC shareholders vote FOR the merger.



    BLC shareholders, representing 32% of the outstanding shares of BLC common stock as of the record date, have agreed to vote the shares of BLC common stock owned by them in favor of the merger. The terms and conditions of the merger and related transactions are more fully described in the proxy statement/prospectus.



    Allied Capital common stock is traded on the Nasdaq National Market under the symbol "ALLC." The closing price of Allied Capital common stock on December 7, 2000 was $20.375 per share. The closing price of BLC common stock, which trades on the American Stock Exchange under the symbol "BCL", on December 7, 2000 was $3.438 per share.



    Allied Capital is a closed-end, diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Allied Capital is located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006 and its telephone number is (202) 331-1112. The proxy statement/prospectus sets forth concisely the information that you should know before voting on the merger and should be retained for future reference. Allied Capital and BLC file reports and statements with the Securities and Exchange Commission. For more information on how to obtain these reports, see "Where You Can Find More Information" on page 142.



    YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the special meeting, please take time to vote on the proposal by completing and mailing the enclosed proxy card, or voting over the telephone or via the internet.



                                        Sincerely,



                                        Robert F. Tannenhauser


                                        Chairman of the Board of Directors



    SEE "THE MERGER PROPOSAL -- SPECIAL FACTORS REGARDING THE MERGER PROPOSAL " AND "RISK FACTORS" BEGINNING ON PAGE 20 FOR A DISCUSSION OF FACTORS THAT SHOULD BE EVALUATED IN CONNECTION WITH THE MERGER.



    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.



The proxy statement/prospectus is dated December   , 2000, and was mailed to you
                                  on or about


                               December 11, 2000.

                          BLC FINANCIAL SERVICES, INC.
                               645 MADISON AVENUE
                               NEW YORK, NY 10022
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            ------------------------

To Our Shareholders:


     A special meeting of shareholders of BLC Financial Services, Inc. will be held at 10:00 a.m., Eastern time, on December 31, 2000, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, 25th Floor, New York, New York 10153, for the following purposes:



     1. To consider and vote upon the merger proposal to:



        - approve and adopt a merger agreement with Allied Capital Corporation providing for the merger;



        - approve and adopt an amendment to BLC's certificate of incorporation to create a new Class B common stock; and



     2.To grant discretionary authority to vote in favor of an adjournment of the meeting, if necessary.


     This proposal is more fully described in the proxy statement/prospectus that accompanies this notice, which you should read carefully.


     We have fixed the close of business on December 7, 2000 as the record date for the determination of our shareholders entitled to vote at this meeting, and any and all adjournments or postponements thereof.



     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES. YOU MAY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT IN THE POSTAGE-PAID ENVELOPE OR YOU MAY VOTE OVER THE TELEPHONE OR VIA THE INTERNET. IT IS IMPORTANT THAT YOUR INTERESTS BE REPRESENTED AT THE SPECIAL MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.


                                          By Order of the Board of Directors
                                          of BLC Financial Services, Inc.

                                          David Redlener
                                          Secretary

New York, New York

December 11, 2000

                     QUESTIONS AND ANSWERS ABOUT THE MERGER


Q:  WHAT IS HAPPENING?



A: You are being asked to vote on a merger proposal to permit Allied Capital to acquire BLC in a stock for stock exchange. As part of the merger proposal, you will be asked to approve an amendment to the BLC certificate of incorporation to create a new Class B common stock. These new Class B shares will not be exchanged in the merger for shares of Allied Capital common stock. The Class B shareholders will continue to hold shares of New BLC after the merger. If the merger agreement is approved and the merger is consummated, you would no longer be a shareholder of BLC; instead you would be a shareholder of Allied Capital.


Q:  WHY ARE ALLIED CAPITAL AND BLC PROPOSING TO MERGE?

A: Allied Capital and BLC are proposing to merge in order to provide BLC shareholders the opportunity to own stock of a larger and more actively traded company.


     In addition, BLC approved the merger because:



     - BLC will have access to a funding source with significant financial resources;



     - BLC's board of directors determined that the exchange ratio represents a substantial premium to the market price of BLC common stock;



     - BLC's shareholders will have the opportunity to receive future cash dividends through their ownership of shares in Allied Capital following the merger; and



     - Allied Capital's greater size and diversity of its investment portfolio will provide more diversity to BLC shareholders.



As a result, BLC will become an independently managed, private portfolio company of Allied Capital with increased access to capital in order to grow.



Q:  WHAT WILL I RECEIVE IN THE MERGER?



A: You will receive 0.180 shares of Allied Capital common stock for each share of BLC common stock that you own. Allied Capital will issue fractional shares of its common stock pursuant to this same exchange ratio.



     On October 31, 2000, the last full trading day before the public announcement of the proposed merger, the closing price of Allied Capital common stock on the Nasdaq National Market was $20.625 per share. On December 7, 2000, the most recent practicable date prior to the printing of this proxy statement/prospectus, the closing price of Allied Capital common stock was $20.375 per share, and the closing price of BLC common stock on AMEX was $3.438 per share.


Q:  ARE BLC SHAREHOLDERS ENTITLED TO APPRAISAL RIGHTS?


A: No. Shareholders of BLC will not be entitled to appraisal rights under Delaware General Corporation Law.



Q:  WHEN DO YOU EXPECT TO COMPLETE THE MERGER OF ALLIED CAPITAL AND BLC?



A: We are working to complete the merger by December 31, 2000. We currently expect to complete the merger promptly following the BLC special meeting. If necessary or desirable, Allied Capital and BLC may agree to complete the merger at a later date.



Q:  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?



A: Allied Capital and BLC each has received an opinion from its counsel, based on assumptions and factual representations made by Allied Capital, BLC, and others, to the effect that the merger will qualify as a tax-free reorganization under the Internal Revenue Code, and that, as a result, for federal income tax purposes, neither Allied Capital nor BLC will recognize a gain or loss as a result of the merger, and, BLC shareholders will not recognize a gain or loss to the extent they receive shares of Allied Capital common stock in the merger. The tax opinions are filed as exhibits to the registra-tion statement filed by Allied Capital. BLC shareholders should consult their tax advisors for a full understanding of the tax consequences of the merger.



Q:  WHO MUST APPROVE THE MERGER?



A: In addition to the approvals by the Allied Capital board of directors and the BLC board of directors, each of which has already been obtained, the merger must be approved by the BLC shareholders and the Small Business Administration. Approval of the merger by the SBA has been received.



Q:  WHAT SHAREHOLDER VOTE IS REQUIRED TO APPROVE THE MERGER PROPOSAL?



A: A majority of the outstanding shares of BLC common stock entitled to vote constitutes a quorum for the BLC special meeting. The affirmative vote of the holders of the majority of the outstanding shares of BLC common stock is required to approve the merger proposal.



Q:  DOES THE BLC BOARD OF DIRECTORS RECOMMEND APPROVAL OF THE MERGER PROPOSAL?



A: Yes. After careful consideration, the BLC board of directors unanimously recommends that you vote "FOR" the merger proposal on the enclosed proxy card, or over the telephone or via the internet. For a more complete description of the recommendation of the BLC board of directors, see the sections entitled "BLC's Reasons for the Merger" on page 36 and "Recommendation of the BLC Board of Directors" on page 38.



Q:  HAS THE MERGER BEEN DETERMINED TO BE FAIR TO THE UNAFFILIATED BLC
SHAREHOLDERS?



A: After careful consideration, the BLC board of directors, the Allied Capital board of directors and the Futuronics board of directors believe that the merger and the related transactions are fair to the unaffiliated shareholders of BLC. In addition, the continuing shareholders, including Robert Tannenhauser, Jennifer Goldstein, Peter Blanck and Richard Blanck, believe that the merger and related transactions are fair to the unaffiliated shareholders of BLC. Those parties based their belief on the information provided for under "BLC's Reasons for the Merger", "Allied Capital's Reasons for the Merger", "Futuronic's Reasons for the Merger" and "Fairness Opinion of BLC's Financial Advisor."


Q:  WHAT DO I NEED TO DO NOW?


A: We urge you to read this proxy statement/prospectus, including its annexes, carefully, and to consider how the merger proposal will affect you as a shareholder. You also may want to review the documents referenced under "Where You Can Find More Information" on page 142 and consult with your accounting, legal and tax advisors.


Q:  HOW DO I VOTE MY SHARES?


A: You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the BLC special meeting. You may also vote over the telephone or via the internet by following the instructions with your proxy card. You may also attend the BLC special meeting in person instead of submitting a proxy.



     If you fail either to return your proxy card, or vote over the telephone or via the internet, or to vote in person at the BLC special meeting, or if you mark your proxy "abstain," the effect will be a vote "against" the merger proposal. IF YOU SIGN AND SEND IN YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE FOR THE MERGER PROPOSAL UNLESS YOUR SHARES ARE HELD IN A BROKERAGE ACCOUNT.


Q: IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will not be able to vote your shares without instructions from you on how to vote. Therefore, it is important that you follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you fail to provide your broker with instructions, it will have the same effect as a vote "against" the merger proposal.


Q:  MAY I CHANGE MY VOTE AFTER I HAVE MAILED IN MY SIGNED PROXY CARD?


A: You may change your vote at any time before the vote takes place at the BLC special meeting. To do so, you may either complete and submit a new proxy card or send a written notice stating that you would like to revoke your proxy. You may also change your vote if you voted over the telephone or via the internet simply by revoting. The last recorded vote will be what is counted at the meeting. In addition, you may attend the BLC special meeting and vote in person. However, if you elect to vote in person at the BLC special meeting and your shares are held by a broker, bank or other nominee, you must bring to the BLC special meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.



Q:  WHEN AND WHERE IS THE BLC SPECIAL MEETING?



A: The BLC special meeting of shareholders will be held at 10:00 a.m., Eastern time, on December 31, 2000 at the offices of Weil, Gotshal & Manges LLP at 767 Fifth Avenue, 25th Floor, New York, New York 10153.



Q:  SHOULD I SEND IN MY STOCK CERTIFICATES NOW?



A: No. After the completion of the merger, Allied Capital will send you instructions explaining how to exchange BLC common stock certificates for the appropriate number of shares of Allied Capital common stock.


Q:  WHO MAY I CONTACT WITH ANY ADDITIONAL QUESTIONS?

A: You may call Investor Relations of BLC at (212) 751-5626, or Investor Relations of Allied Capital at (888) 818-5298.

                               TABLE OF CONTENTS


                                 PAGE
                                 ----
SUMMARY......................       1
RISK FACTORS.................      20
THE BLC SPECIAL MEETING......      24
  Purpose of the BLC Special
     Meeting.................      24
  Voting Information.........      24
  Shareholder and Board
     Approvals...............      24
  Beneficial Ownership of
     BLC.....................      25
  BLC Common Stock Purchase
     Price Information.......      27
  Transactions and
     Arrangements Concerning
     BLC Common Stock........      29
  Quorum and Adjournments....      29
  Dissenters' Rights of
     Appraisal...............      30
THE MERGER PROPOSAL..........      30
  General....................      30
  The Exchange...............      32
  Closing Date...............      33
  Background of the Merger...      33
  BLC's Reasons for the
     Merger..................      36
  Recommendation of the BLC
     Board of Directors......      38
  Allied Capital's Reasons
     for the Merger..........      38
  Futuronics' Reasons for the
     Futuronics
     Transaction.............      39
  Special Factors Regarding
     the Merger Proposal.....      39
  Fairness Opinion of BLC's
     Financial Advisor.......      40
  Advice of Financial
     Advisors................      49
  Fairness Opinion of
     Futuronics' Financial
     Advisor.................      50
  Interests of Certain
     Persons in the Merger...      57



                                 PAGE
                                 ----
  Certain Litigation Relating
     to the Merger...........      60
THE MERGER AGREEMENT.........      60
  Terms of the Merger........      60
  Representations and
     Warranties..............      61
  Certain Covenants..........      62
  No Shopping................      63
  Expenses...................      63
  Indemnification............      63
  Conditions.................      64
  Termination; Fees..........      65
  Material Federal Income Tax
     Consequences............      66
  Accounting Treatment.......      67
  Certain Legal Matters......      67
  Federal Securities Law
     Consequences............      68
  Market Listing.............      68
  Delisting and
     Deregistration of BLC
     Common Stock............      68
ALLIED CAPITAL BUSINESS......      69
  Private Finance............      69
  Commercial Real Estate
     Finance.................      72
  Allied Capital Express.....      74
  Investment Advisory
     Services................      76
  Loan Sourcing..............      76
  Investment Approval and
     Underwriting
     Procedures..............      76
  Portfolio Management.......      78
  Portfolio Monitoring and
     Valuation...............      78
  Investment Gains and
     Losses..................      80
  Employees..................      81
  Portfolio Companies........      82
  Determination of Net Asset
     Value of Allied
     Capital.................      88

                                 PAGE
                                 ----
  Beneficial Ownership of
     Allied Capital Common
     Stock...................      88
  Allied Capital
     Management..............      90
  Allied Capital Executive
     Compensation............      94
  Allied Capital Tax
     Status..................      98
  Allied Capital Government
     Regulations.............     103
  Allied Capital Fees and
     Expenses Table..........     106
BUSINESS OF BLC..............     107
  Business Loan Center,
     Inc. ...................     107
  BLC Commercial Capital
     Corporation.............     110
  BLC Capital Corporation....     110
  BLC Directors and
     Management..............     111
  BLC Executive
     Compensation............     113
  Related Party
     Transactions............     115
  BLC Management's Discussion
     and Analysis of
     Financial Condition and
     Results of Operations...     116
  BLC Qualitative and
     Quantitative Disclosure
     About Market Risk.......     124
DESCRIPTION OF ALLIED CAPITAL
  STOCK AND DISTRIBUTIONS....     125
  Common Stock...............     125
  Preferred Stock............     126



                                 PAGE
                                 ----
COMPARISON OF RIGHTS OF
  ALLIED CAPITAL AND BLC
  SHAREHOLDERS...............     126
ALLIED CAPITAL'S DIVIDEND
  REINVESTMENT PLAN..........     140
LEGAL PROCEEDINGS............     140
SHAREHOLDER PROPOSALS FOR BLC
  2001 ANNUAL MEETING........     141
OTHER MATTERS................     141
LEGAL MATTERS................     141
EXPERTS......................     141
WHERE YOU CAN FIND MORE
  INFORMATION................     142
INDEX TO BLC FINANCIAL
  STATEMENTS.................     F-1
APPENDIX A: AGREEMENT AND
  PLAN OF MERGER.............     A-1
APPENDIX B: BLC CERTIFICATE
  OF AMENDMENT...............     B-1
APPENDIX C: OPINION OF RYAN,
  BECK & CO., INC. FOR BLC...     C-1
APPENDIX D: OPINION OF RYAN,
  BECK & CO., INC. FOR
  FUTURONICS.................     D-1

                                    SUMMARY


     This summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. To understand the merger proposal fully and for a more complete description of the legal terms of the merger, you should read carefully this entire document and the documents to which we have referred you. See "Where You Can Find More Information" on page 142.



ALLIED CAPITAL CORPORATION (PAGE 69)



     Allied Capital is a business development company and provides private investment capital to private and undervalued public companies in a variety of different industries throughout the United States. Allied Capital has been investing in growing businesses for over 41 years and has financed thousands of companies nationwide. Allied Capital's lending and investment activity is focused in three areas: private finance, commercial real estate finance, including the purchase of commercial mortgage-backed securities, and Allied Capital Express, Allied Capital's small business finance group.


     The investment portfolio includes long-term unsecured loans with equity features, commercial mortgage-backed securities, commercial mortgage loans, and small senior loans, including SBA 7(a) loans.


     Allied Capital identifies loans and investments through numerous relationships with mezzanine and private equity investors, regional and small, specialized investment banks, and other intermediaries, including professional services firms. In order to increase its sourcing and origination activities, Allied Capital has regional offices throughout the United States. Allied Capital centralizes its credit approval function and services its loans through an experienced staff of professionals at its headquarters in Washington, DC.



     Allied Capital has an advantageous tax structure, as compared to operating companies, that allows for the "pass-through" of income to its shareholders through dividends without the imposition of a corporate level of taxation. See "Allied Capital Business -- Allied Capital Tax Status."



     Allied Capital is an internally managed diversified closed-end management investment company that has elected to be regulated as a business development company or BDC under the Investment Company Act of 1940, as amended. Its investment objective is to achieve current income and capital gains. Allied Capital seeks to achieve its investment objective by investing in growing businesses in a variety of industries throughout the United States. As a BDC, Allied Capital is required to meet regulatory tests, the most significant relating to its investments and borrowings. A BDC is required to invest at least 70% of its assets in private or thinly traded public, U.S.-based companies. A BDC must maintain a coverage ratio of assets to senior securities of at least 200%. See "Allied Capital Business -- Allied Capital Government Regulations."


     Allied Capital is quoted on the Nasdaq National Market and trades under the symbol "ALLC".

BLC FINANCIAL SERVICES, INC. (PAGE 107)



     BLC is primarily engaged in the business of originating, selling and servicing SBA 7(a) loans to small businesses under the SBA Section 7(a) Guaranteed Loan Program sponsored by the United States Small Business Administration. Additionally, BLC originates, sells and services loans to businesses under the United States Department of Agriculture Rural Business -- Cooperative Business and Industry Guaranteed Loan Program.


     BLC is headquartered in New York City. BLC is listed on the American Stock Exchange and trades under the symbol "BCL."


FUTURONICS CORPORATION



     Futuronics is a New York corporation whose assets consist primarily of 9.6% of the outstanding shares of BLC common stock. Futuronics does not conduct any activities. Futuronics' principal business address is 3652 Forest Gate Drive, N.E., Iowa City, Iowa 52240.



     The executive officers and directors of Futuronics Corporation are also shareholders of BLC. In addition, Peter Blanck, the President and Chief Executive Officer of Futuronics, is a director of BLC. Information regarding Carol Tannenhauser, Richard Blanck and Peter Blanck, the executive officers and directors of Futuronics, is contained in "The BLC Special Meeting -- Beneficial Ownership of BLC" and "Business of BLC -- Directors and Management".



THE MERGER PROPOSAL (PAGE 30)



     Allied Capital plans to acquire BLC in a stock for stock exchange. The effect of the merger will be to create an independently managed, privately held portfolio company of Allied Capital, Business Loan Express, Inc. or New BLC, which will focus exclusively on small business lending, including the origination of SBA 7(a) loans and B&I Program loans. Following the merger, Allied Capital also plans to merge its Allied Capital Express small business lending operations into New BLC. The combination of New BLC with Allied Capital Express will result in a leading small business lender with 22 offices located nationwide and SBA Preferred Lender status in 64 markets. New BLC believes it will be a technology leader in online small business loan origination. New BLC will have significant online loan origination relationships as well as solid core broker relationships in the small business community.



     The merger and related transactions will be accomplished as follows:



          - To ensure continuity, BLC will amend its certificate of incorporation to create a new Class B common stock. Certain key BLC officers, directors and shareholders will exchange their shares of BLC common stock for Class B common stock. These continuing shareholders will own 5% of BLC through Class B common stock.



          - In a separate transaction, Allied Capital will purchase all of the outstanding shares of Futuronics Corporation for $9.1 million in cash. Futuronics is controlled by certain officers and directors of BLC and their affiliated parties. Upon completion of the Futuronics acquisition,

           Futuronics will exchange its shares of BLC common stock for Class B common stock. Allied Capital will own and control 9.6% of BLC through Futuronics' ownership of BLC Class B common stock.



          - Each share of BLC common stock, excluding Class B common stock, will be exchanged for 0.180 shares of Allied Capital common stock. To determine the exchange ratio, each share of BLC stock was given a value of $3.50 per share. This $3.50 value was divided by an average closing market price of Allied Capital common stock for the 20 days prior to and including the date of the merger agreement. The average Allied Capital share price was $19.39 per share.



          - Allied Capital will have paid $9.1 million in cash to the Futuronics shareholders to acquire 9.6% of BLC, based upon the 2.6 million shares of BLC owned by Futuronics multiplied by $3.50 per share. Based upon the exchange ratio of 0.180 and an estimate of the shares of BLC common stock expected to be outstanding on December 31, 2000, Allied Capital will issue 4.1 million shares to BLC shareholders to acquire 85.3% of BLC. On December 7, 2000 the closing price of Allied Capital's common stock was $20.375. Assuming the December 7, 2000 closing price, the BLC shareholders would receive $84.2 million in Allied Capital common stock or $3.668 per share.



          - Futuronics and the continuing shareholders will then exchange their Class B common stock for New BLC common stock. Following this exchange, Allied Capital, directly and through its ownership of Futuronics, will own 95% of New BLC common stock, and the continuing shareholders will own 5% of the New BLC common stock.



          - As a result of the merger, New BLC will survive as an independently managed, private Allied Capital portfolio company and will continue its operation as a private small business lender.



     Upon completion of the merger, Allied Capital intends to consolidate its Allied Capital Express operations into New BLC. To facilitate this consolidation transaction, prior to the consummation of the merger, Allied Capital will establish Allied SBLC, which holds Allied Capital's SBLC license and SBA 7(a) loans, as an independently managed private portfolio company. Allied SBLC will establish a new board of directors and Allied Capital will transfer its employees and operations attributed to Allied Capital Express to Allied SBLC. Allied SBLC will thereby become a portfolio company operating independently from Allied Capital. Allied Capital also will restructure the existing debt owed to it by Allied SBLC to include senior and subordinated debt. Immediately following the merger, Allied SBLC will merge with a newly formed subsidiary of New BLC in consideration of the issuance by New BLC of preferred stock to Allied Capital.



     The merger agreement is attached at the back of this proxy statement/prospectus as Appendix A. We encourage you to read the merger agreement, as it is the legal document that governs the merger.

     The following diagrams depict in summary form the structure of the merger and the related transactions assuming the BLC shareholders approve the merger and all other conditions are satisfied.


                         [CURRENT STRUCTURE FLOW CHART]

            [AFTER THE MERGER AND RELATED TRANSACTIONS FLOW CHART]

YOU WILL RECEIVE SHARES OF ALLIED CAPITAL IN THE MERGER (PAGE 32)



     If the merger is completed, you will receive 0.180 shares of Allied Capital common stock for each share of BLC common stock that you own. We will convert fractional shares of BLC common stock into Allied Capital common stock in the same proportion, and we will issue fractional shares of Allied Capital in the merger as necessary.



     The value of the Allied Capital shares to be received in the merger, based on the exchange ratio, on the date before the merger was announced and the record date, was:



                                                                              IMPLIED VALUE
                                                           ALLIED CAPITAL        OF EACH
                         DATE                            CLOSING SALE PRICE     BLC SHARE
                         ----                            ------------------   -------------
October 31, 2000.......................................       $20.625            $3.713
December 7, 2000.......................................       $20.375            $3.668



     The value of the shares of Allied Capital common stock in the merger will continue to fluctuate and you will not know the value of the Allied Capital shares that you will receive in the merger at the time you vote.



     Please do not send in your stock certificates. You will receive written instructions to do so after the merger.



OWNERSHIP OF ALLIED CAPITAL STOCK FOLLOWING THE MERGER (PAGE 25)



     Following the merger, existing BLC shareholders on a diluted basis will own 5% of the outstanding common stock of Allied Capital based on the number of shares of Allied Capital and BLC common stock expected to be outstanding on December 31, 2000.



THE BLC BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE MERGER (PAGE 38)



     The BLC board of directors believes that the merger is advisable and in the best interests of BLC and its affiliated and unaffiliated shareholders. The BLC board of directors unanimously recommends that you vote "FOR" approval of the merger proposal.



BLC'S REASONS FOR THE MERGER (PAGE 36)



     The BLC board of directors approved the merger for the following reasons:



     - ACCESS TO CAPITAL -- By becoming a portfolio company of Allied Capital, BLC will have access to a funding source with significant financial resources.



     - PURCHASE PRICE -- BLC's board of directors determined that the exchange ratio represents a substantial premium to the market price of BLC common stock. In making that determination, the BLC board of directors considered that the current market price of BLC common stock was $2.19 per share on October 31, 2000. Thus, $3.50 represented a 60% premium over the $2.19. Also, during the twenty-one months ended September 30, 2000 the highest closing market price for BLC stock was $3.125 and the lowest closing market price was $1.50. The book value per share of BLC common stock was $1.22 at September 30, 2000. The BLC board of directors believed that due to the illiquid nature of BLC's assets, the liquidation value per share of BLC's net assets may be lower than the book value per share. The BLC board of directors also considered that they had not received any firm offers for an acquisition or merger of BLC from other third parties.



     - INCREASED LIQUIDITY -- The merger provides BLC's shareholders the opportunity to own stock of a significantly larger and more actively traded business enterprise.



     - ALLIED CAPITAL DIVIDENDS -- BLC's shareholders will have the opportunity to receive future cash dividends through their ownership of shares in Allied Capital following the merger;


     - ALLIED CAPITAL FINANCIAL CONDITION AND PROSPECTS -- Allied Capital's greater size and diversity of its investment portfolio would provide more diversity to BLC shareholders.


FAIRNESS OPINION OF BLC'S FINANCIAL ADVISOR (PAGE 40)



     The BLC Board of Directors has received an opinion of BLC's financial advisor, Ryan, Beck & Co., Inc., as to the fairness, from a financial point of view, of the exchange ratio provided for in the merger. Ryan, Beck's opinion is directed to the BLC board of directors and does not constitute a recommendation to any shareholder as to how to vote with respect to matters relating to the proposed merger. Ryan, Beck's opinion is based on analyses that contain estimates and valuation ranges which are not necessarily indicative of actual values or predictive of future results or values. Ryan, Beck was engaged by BLC to conduct a due diligence review of BLC with the objective of developing a full understanding of the business and characteristics of BLC and to perform a current valuation analysis of BLC. Ryan, Beck was also engaged to analyze and evaluate, with BLC's management and board of directors, any proposals received from any potential acquirors relating to a sale or merger, conduct an appropriate due diligence investigation of an acquiror and provide a fairness opinion, if requested. Ryan, Beck's fees were $125,000.



ADVICE OF FINANCIAL ADVISORS (PAGE 49)



     In addition to the advice of Ryan, Beck, BLC engaged Josephthal & Co., Inc. to advise BLC about the structure and terms of the merger. Josephthal assembled publicly available information regarding Allied Capital. Josephthal performed financial analyses to further strategic negotiations with a view towards maximizing consideration to be received by BLC shareholders. As compensation for its services, BLC agreed to pay Josephthal $1.3 million based upon the closing price of Allied Capital stock on December 7, 2000. Futuronics will pay a fee of $0.1 million to Josephthal for similar services rendered. Robert W. Wien, a director of BLC, is a Senior Managing Director of Josephthal.



     Allied Capital engaged Jolson Merchant Partners as its financial advisor for the transaction. Jolson Merchant Partners performed a variety of advisory and investment banking services to Allied Capital in connection with the BLC transaction. Jolson Merchant Partners assisted Allied Capital in analyzing the business plan and financial structure of BLC, helped to analyze financial projections for BLC and consulted with Allied Capital with respect to the financial aspects of the transaction. Jolson assisted Allied Capital in the preparation of its analysis of the transaction, and did not independently prepare any report, opinion or other material. Jolson assisted in the negotiation for the transaction. Jolson did not provide a fairness opinion on the merger or any related transactions. As compensation for its services, Allied Capital agreed to pay Jolson a fee of $1.5 million based upon the closing price of Allied Capital stock on December 7, 2000.



FINANCIAL INTERESTS OF BLC'S OFFICERS AND DIRECTORS IN THE MERGER (PAGE 57)



     When considering the recommendation by the BLC board of directors to vote "for" the merger proposal, you should be aware that, as described below, specific officers, directors and shareholders of BLC have interests in the merger that are different from, and may conflict with, your interests. The continuing shareholders will not exchange all of their shares of BLC common stock, and will continue as officers, directors and shareholders of New BLC and may benefit from such continued ownership. In addition, senior officers of BLC will benefit from compensation and employment arrangements in the ordinary course of business. Also, as described below, specific officers and directors of BLC are also shareholders of Futuronics and will receive cash for their shares of Futuronics. If the merger is completed, Allied Capital will continue indemnification arrangements for officers and directors of BLC. The BLC board of directors was aware of these interests and considered them in approving the merger.



     More specifically, these interests include the following:



     - After the merger, Robert Tannenhauser, a director and the Chairman of the Board and President of BLC, will own 3.7% of New BLC; Jennifer Goldstein, the Chief Financial Officer of BLC, will own 0.4% of New BLC; Peter D. Blanck, a director of BLC and the brother-in-law of Robert Tannenhauser, will own 0.5% of New BLC; and Richard Blanck, also a brother-in-law of Robert Tannenhauser, will own 0.5% of New BLC.



     - Mr. Tannenhauser will have a new four-year employment agreement with New BLC under which he will receive the following amounts: $350,000 in annual base salary, a performance bonus to be determined by the board of directors, an annual $865,000 integration bonus payable over four years, and a $1,095,000 special retention award to be paid at the end of the four-year term of the agreement. Ms. Goldstein will have a new four-year employment agreement with New BLC under which she will receive the following amounts: $200,000 in annual base salary, a performance bonus to be determined by the board of directors, a retention award of $100,000 per year for the first two years of the agreement, an annual $135,000 integration bonus payable over four years, and a $197,000 special retention award to be paid at the end of the four-year term of the agreement.



     - In the Futuronics transaction, members of Mr. Tannenhauser's family will receive an aggregate of $2.4 million in cash in exchange for their Futuronics shares, Peter D. Blanck will receive $2.4 million in cash in exchange for his Futuronics shares, and Richard Blanck will receive $2.4 million in cash in exchange for his Futuronics shares.



     - Upon the merger, the BLC stock option plan will be cancelled, and all unvested options will be surrendered. To compensate employees, primarily officers of BLC, for this surrender, New BLC will compute the difference between $3.50 per share and the exercise price of the unvested options. This amount, the transition award, will be contributed to New BLC's deferred compensation plan and funded by Allied Capital. The transition award will vest over the same period as the unvested options would have vested. The aggregate transition amount is estimated to be $2.6 million.



     - In connection with the merger, D'Loren Levien & Company LLC agreed to forfeit warrants to purchase 600,000 shares of BLC common stock in exchange for a reduction in the exercise price, from $1.86 per share to a total of $10.00, for warrants to purchase 200,000 shares of BLC common stock; Robert D'Loren, a director of BLC, is a member of D'Loren, Levien & Company LLC. The net economic value of this forfeiture and reduction of exercise price is negligible.



     - As compensation for services in connection with the merger, BLC will pay to Josephthal & Co., Inc. a fee of $1.3 million based on the closing price of Allied Capital's common stock on December 7, 2000. Futuronics will pay a fee of $0.1 million to Josephthal for similar services rendered. Robert Wien, a director of BLC, is a Senior Managing Director of Josephthal.



FEDERAL INCOME TAX CONSEQUENCES (PAGE 66)



     Allied Capital and BLC each has received an opinion from its counsel, based on certain assumptions and factual representations made by Allied Capital, BLC and others, to the effect that the merger will qualify as a tax-free reorganization under the Internal Revenue Code and that, as a result, neither BLC nor its shareholders will recognize a gain or loss for U.S. federal income tax purposes as a result of the merger. It is a condition to the merger that each of BLC and Allied Capital will receive a legal opinion from its counsel that the merger will qualify as a reorganization under the Internal Revenue Code. Tax matters are complicated, and the tax consequences of the merger to you will depend on the facts of your own situation. We urge you to contact your own tax advisor to understand fully how the merger will affect you, including how any state, local, or foreign tax laws may apply to you.



DIVIDENDS AND DISTRIBUTIONS (PAGE 126)



     Under Allied Capital's present policy, it distributes to its shareholders at least 90% of its annual investment company taxable income in quarterly cash dividends. Allied Capital has adopted an "opt-out" dividend reinvestment plan for shareholders. Under the DRIP plan, dividends on shares of Allied Capital common stock registered in a shareholder's own name are automatically reinvested into additional shares of Allied Capital common stock, unless a shareholder "opts out" of the DRIP plan.



     As an operating company, BLC is not required to distribute to its shareholders any annual income, and has not paid dividends.



DISSENTERS' RIGHTS OF APPRAISAL (PAGE 30)



     BLC shareholders will not be entitled to appraisal rights under Delaware General Corporation Law.

THE BLC SPECIAL MEETING (PAGE 24)



     A special meeting of shareholders of BLC will be held at 10:00 a.m., Eastern time, on December 31, 2000, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, 25th Floor, New York, New York 10153, to consider and vote upon the merger proposal to:



     - approve and adopt a merger agreement with Allied Capital providing for the merger; and



     - approve and adopt an amendment to BLC's certificate of incorporation to create a new Class B common stock.



     The shareholders will also be asked to consider and vote on a proposal to grant discretionary authority to vote in favor of an adjournment of the meeting, if necessary.



     You can vote at the BLC special meeting only if you owned shares of BLC common stock at the close of business on December 7, 2000, which is the record date.



     Allied Capital and BLC hope to complete the merger promptly after the BLC special meeting, if regulatory approvals and other required matters are completed by that time. It is expected that the merger will be completed by December 31, 2000.



VOTE REQUIRED TO APPROVE THE MERGER



     The merger proposal requires the approval of the holders of the majority of the outstanding shares of BLC common stock. If you do not return your proxy, vote over the telephone or via the internet, or vote in person, it will have the effect of a vote "against" the merger proposal. Brokers who hold your shares of BLC common stock as nominees cannot vote those shares unless you instruct them to, following the procedure they give you.



     Allied Capital shareholders do not need to vote to approve the merger proposal.



VOTING POWER; VOTING BY MANAGEMENT (PAGE 25)



     On the record date, 26,386,093 shares of BLC common stock were outstanding, of which 7,392,581 shares, or 28% of the shares were owned by directors and executive officers of BLC. Each share of BLC common stock entitles the holder to one vote.



     BLC officers, directors and shareholders, who collectively owned 8.4 million shares, or 32%, of BLC's outstanding shares as of the record date, have executed voting agreements in which they have agreed to vote the BLC common stock owned by them in favor of the merger proposal. In addition, these officers, directors and shareholders have agreed not to trade the shares of Allied Capital common stock received in the merger for a period of 90 days following the closing of the merger.



REVOKING PROXIES (PAGE 24)


     You can revoke a proxy previously given by you by giving written notice to the Secretary of BLC at the address on the proxy card, by filing another proxy, by revoting your shares over the telephone or via the internet, or by attending the BLC special meeting and voting in person.



REGULATORY APPROVALS REQUIRED TO COMPLETE THE MERGER (PAGE 64)



     Allied Capital and BLC must obtain certain approvals, including approval by the SBA, before they can complete the merger. The approval of the merger by the SBA has been received.



     A prediction cannot be made as to whether all required regulatory approvals for the merger will be obtained, or whether any approvals will include conditions that may be detrimental to Allied Capital or BLC.



CONDITIONS TO COMPLETION OF THE MERGER (PAGE 64)



     The merger will be completed only if specific conditions, including, among other things, the following, are met or waived:



     - the SBA approves the merger without adverse conditions;



     - the BLC shareholders approve the merger;


     - the Nasdaq National Market approves the listing of the Allied Capital common stock being issued in the merger agreement.


     - no court orders prevent the merger or impose material limitations on the ownership or operation of New BLC after the merger, and no governmental proceedings are pending or threatened that would prevent the merger;



     - BLC and Allied Capital each receive an opinion from its tax counsel that the merger will qualify as a reorganization under section 368(a) of the Code;


     - the Futuronics transaction and the recapitalization of Class B common stock of BLC are approved and consummated;


     - the registration statement, including this proxy statement/prospectus, is declared effective;


     - all vested stock options and common stock warrants of BLC shall have been fully exercised for the purchase of BLC common stock;

     - all unvested options of BLC have been surrendered or canceled;


     - not more than $250,000 in aggregate principal amount of BLC convertible debentures are outstanding immediately prior to the effective time of the merger;


     - from the date of the merger agreement through the closing date, there shall not have occurred any change, individually or together with other changes, that has had, or would reasonably be expected to have, a material adverse effect on the financial condition, business, results of operations or prospects of BLC and its subsidiaries, taken as a whole or on Allied Capital and its subsidiaries taken as a whole; and

     - the representations and warranties made by Allied Capital and BLC continue to be accurate except for inaccuracies that would not have a material adverse effect and covenants of the parties shall have been performed in all material respects.


TERMINATION OF THE MERGER AGREEMENT (PAGE 65)



     Even if the BLC shareholders approve the merger, Allied Capital and BLC can agree at any time to terminate the merger agreement without completing the merger. The merger agreement can also be terminated if, among other things, any of the following occurs:



     - the merger is not completed by April 30, 2001;



     - a court or other governmental authority prohibits the merger; or



     - the BLC shareholders do not approve the merger.



     BLC can also terminate the merger agreement if, prior to shareholder approval of the merger, BLC's board of directors authorizes the acceptance of a more favorable acquisition proposal.



BLC CANNOT SOLICIT OTHER OFFERS (PAGE 63)



     BLC has agreed not to encourage, solicit, discuss, or negotiate with anyone other than Allied Capital, regarding a merger or sale, unless BLC receives an unsolicited acquisition proposal and BLC's board of directors determines that it is consistent with its fiduciary obligations to the BLC shareholders under applicable law to pursue such proposal and, in the case of any such discussions or negotiations, BLC's board of directors determine that such proposal is superior to the merger.



     If the merger agreement is terminated as a result of BLC's acceptance of a superior acquisition proposal, BLC will pay Allied Capital a termination fee of $2,750,000. The termination fee is intended to compensate Allied Capital for the loss of opportunities, and for its efforts and expenses incurred to structure the merger if BLC accepts a superior acquisition proposal.



COMPARATIVE PRICES OF ALLIED CAPITAL AND BLC COMMON STOCK (PAGE 19)



     Allied Capital common stock is listed on the Nasdaq National Market and BLC common stock is traded on the American Stock Exchange. On October 31, 2000, the last trading day before the public announcement of the proposed merger, Allied Capital common stock closed at $20.625 and BLC common stock closed at $2.188. On December 7, 2000, Allied Capital common stock closed at $20.375 and BLC common stock closed at $3.438.



     Following the merger, BLC common stock will be delisted and will no longer trade on the American Stock Exchange or any other exchange. BLC common stock will become eligible and intends to terminate its registration pursuant to
Section 12(g)(4) of the Securities Exchange Act of 1934.

FLUCTUATIONS IN MARKET PRICE



     The value of the Allied Capital common stock that BLC shareholders will receive in the merger will depend on the market value of Allied Capital common stock at the time the merger is consummated. The market value of Allied Capital common stock is likely to change, both before and after the BLC special meeting and the merger. No one can accurately predict what the market value will be at any particular time.


LISTING OF ALLIED CAPITAL COMMON STOCK


     Allied Capital will list the shares of its common stock to be issued in the merger on the Nasdaq National Market.



ALLIED CAPITAL RISK FACTORS (PAGE 20)



     Shareholders of BLC common stock, in voting on the merger, should consider, among other things the following risks associated with ownership of Allied Capital common stock: investing in private companies; leverage; changing interest rates; investing in non-investment grade commercial mortgage-backed securities; accessing additional capital; and fluctuating quarterly results.



     In addition, as a result of the merger and the consolidation transaction, Allied Capital's investment in New BLC will be substantially larger than Allied Capital's other portfolio investments.



DIFFERENCES IN RIGHTS OF ALLIED CAPITAL'S AND BLC'S SHAREHOLDERS (PAGE 126)



     The rights of BLC shareholders currently are governed by Delaware law, BLC's certificate of incorporation and BLC's bylaws. When the merger is completed, shareholders of BLC will become shareholders of Allied Capital, a Maryland corporation, and their rights as shareholders of Allied Capital will be governed by Maryland law, Allied Capital's articles of incorporation and Allied Capital's bylaws. The rights of BLC shareholders and the rights of Allied Capital shareholders differ in certain respects.


FORWARD-LOOKING STATEMENTS


     This document and documents to which we refer you in this document includes various forward-looking statements about Allied Capital, BLC and New BLC that are subject to risks and uncertainties. Forward-looking statements include information concerning future results of operations of Allied Capital, BLC and New BLC. Also, statements that use the words "anticipate," "believe," "could," "estimate," "expect," "forecast," "intend," "may," "plan," "possible," "project," "should," "will," or similar expressions are forward-looking statements. Many factors, some of which are discussed elsewhere in this document and in documents to which we have referred you, could affect the future financial results of Allied Capital, BLC and New BLC. These factors could cause actual results to differ materially from those expressed in forward-looking statements contained in this document or related documents. These factors include adverse changes in economic conditions and in the markets served by Allied Capital and BLC and a significant delay in the completion of the merger.

ALLIED CAPITAL SUMMARY HISTORICAL SELECTED CONSOLIDATED FINANCIAL INFORMATION


    You should read the consolidated financial information below with Allied Capital's consolidated financial statements and notes thereto incorporated by reference in this proxy statement/ prospectus. See "Where You Can Find More Information" on page 142. Financial information for the years ended December 31, 1999, 1998, 1997, 1996 and 1995 has been derived from audited financial statements. Allied Capital's selected financial data reflects its operations with all periods restated as if, as a result of its 1997 merger, its predecessor companies had merged as of the beginning of the earliest period presented. Quarterly financial information is derived from unaudited financial data, but in the opinion of Allied Capital's management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended September 30, 2000 are not necessarily indicative of the results that may be expected for the year ending December 31, 2000.


                                     NINE MONTHS
                                        ENDED
                                    SEPTEMBER 30,                  YEAR ENDED DECEMBER 31,
                                  ------------------   ------------------------------------------------
                                    2000      1999       1999      1998      1997      1996      1995
(IN THOUSANDS,                    --------   -------   --------   -------   -------   -------   -------
EXCEPT PER SHARE DATA)               (UNAUDITED)
OPERATING DATA:
Interest and related portfolio
  income:
    Interest....................  $129,768   $84,419   $119,772   $79,921   $86,882   $77,541   $61,550
    Premiums from loan
      dispositions..............    10,752     9,032     14,284     5,949     7,277     4,241     2,796
    Post-merger gain on
      securitization of
      commercial mortgage
      loans.....................        --        --         --    14,812        --        --        --
    Investment advisory fees and
      other income..............     9,334     5,411      7,084     6,056     3,246     3,155     4,471
                                  --------   -------   --------   -------   -------   -------   -------
         Total interest and
           related portfolio
           income...............   149,854    98,862    141,140   106,738    97,405    84,937    68,817
                                  --------   -------   --------   -------   -------   -------   -------
Expenses:
    Interest....................    41,645    24,173     34,860    20,694    26,952    20,298    12,355
    Employee....................    14,709    11,303     16,136    11,829    10,258     8,774     8,031
    Administrative..............    10,711     8,476     12,350    11,921     8,970     8,289     6,888
    Merger......................        --        --         --        --     5,159        --        --
                                  --------   -------   --------   -------   -------   -------   -------
         Total operating
           expenses.............    67,065    43,952     63,346    44,444    51,339    37,361    27,274
    Formula and cut-off
      awards(1).................     4,797     5,188      6,753     7,049        --        --        --
                                  --------   -------   --------   -------   -------   -------   -------
    Portfolio income before net
      realized and unrealized
      gains.....................    77,992    49,722     71,041    55,245    46,066    47,576    41,543
                                  --------   -------   --------   -------   -------   -------   -------
Net realized and unrealized
  gains:
    Net realized gains..........    23,095    16,448     25,391    22,541    10,704    19,155    12,000
    Net unrealized gains
      (losses)..................      (267)    1,475      2,138     1,079     7,209    (7,412)    9,266
                                  --------   -------   --------   -------   -------   -------   -------
         Total net realized and
           unrealized gains.....    22,828    17,923     27,529    23,620    17,913    11,743    21,266
                                  --------   -------   --------   -------   -------   -------   -------
Income before minority interests
  and income taxes..............   100,820    67,645     98,570    78,865    63,979    59,319    62,809
Minority interests..............        --        --         --        --     1,231     2,427       546
Income tax expense..............        --        --         --       787     1,444     1,945     1,784
                                  --------   -------   --------   -------   -------   -------   -------
Net increase in net assets
  resulting from operations.....  $100,820   $67,645   $ 98,570   $78,078   $61,304   $54,947   $60,479
                                  ========   =======   ========   =======   =======   =======   =======
PER SHARE:
Basic earnings per common
  share.........................  $   1.43   $  1.14   $   1.64   $  1.50   $  1.24   $  1.19   $  1.38
Diluted earnings per common
  share.........................  $   1.42   $  1.14   $   1.64   $  1.50   $  1.24   $  1.17   $  1.37
Dividends per common share(2)...  $   1.36   $  1.20   $   1.60   $  1.43   $  1.71   $  1.23   $  1.09

                                     NINE MONTHS
                                        ENDED
                                    SEPTEMBER 30,                  YEAR ENDED DECEMBER 31,
                                  ------------------   ------------------------------------------------
(IN THOUSANDS,                      2000      1999       1999      1998      1997      1996      1995
EXCEPT PER SHARE DATA)            --------   -------   --------   -------   -------   -------   -------
                                     (UNAUDITED)
Weighted average common shares
  outstanding - basic(3)........    70,604    59,077     59,877    51,941    49,218    46,172    43,697
Weighted average common shares
  outstanding - diluted(3)......    70,777    59,239     60,044    51,974    49,251    46,733    44,010

                                AT                            AT DECEMBER 31,
                           SEPTEMBER 30,   ------------------------------------------------------
                               2000           1999        1998       1997       1996       1995
                           -------------   ----------   --------   --------   --------   --------
                            (UNAUDITED)
BALANCE SHEET DATA:
Portfolio at value.......   $1,638,207     $1,228,497   $807,119   $703,331   $612,411   $532,311
Portfolio at cost........   $1,632,598     $1,222,901   $803,479   $697,030   $618,319   $530,807
Total assets.............   $1,731,773     $1,290,038   $856,079   $807,775   $713,360   $605,434
Total debt outstanding...   $  762,150     $  592,850   $334,350   $347,663   $274,997   $200,339
Preferred stock issued to
  SBA....................   $    7,000     $    7,000   $  7,000   $  7,000   $  7,000   $  7,000
Shareholders' equity.....   $  933,329     $  667,513   $491,358   $420,060   $402,134   $367,192
Shareholders' equity per
  common share (NAV).....   $    11.56     $    10.20   $   8.79   $   8.07   $   8.34   $   8.26
Common shares outstanding
  at period end(3).......       80,754         65,414     55,919     52,047     48,238     44,479


                              NINE MONTHS
                          ENDED SEPTEMBER 30,                     YEAR ENDED DECEMBER 31,
                        -----------------------   --------------------------------------------------------
                           2000         1999         1999         1998        1997       1996       1995
                        ----------   ----------   ----------   ----------   --------   --------   --------
                              (UNAUDITED)
OTHER DATA:
New portfolio
  investments.........  $  640,196   $  534,017   $  751,871   $  524,530   $364,942   $283,295   $216,175
Loan repayments.......  $  117,939   $  120,563   $  145,706   $  138,081   $233,005   $179,292   $111,731
Loan sales(4).........  $  151,833   $  120,871   $  198,368   $   81,013   $ 53,912   $ 27,715   $ 29,726
Total assets managed
  at period end(5)....  $2,053,652   $1,435,036   $1,577,296   $1,143,548   $935,720   $822,450   $702,567
Realized gains........  $   24,664   $   21,606   $   31,536   $   25,757   $ 15,804   $ 30,417   $ 16,679
Realized losses.......  $   (1,569)  $   (5,158)  $   (6,145)  $   (3,216)  $ (5,100)  $(11,262)  $ (4,679)


-------------------------
(1) See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Nine Months Ended September 30, 2000 and 1999 and Fiscal Years Ended December 31, 1999, 1998, and 1997" contained in Allied Capital's 1999 Form 10-K and September 30, 2000 Form 10-Q, incorporated by reference herein.

(2) Distributions are based on taxable income, which differs from income for financial reporting purposes. In 1997, Allied Capital Corporation (old) distributed $0.34 per common share representing the 844,914 shares of Allied Capital Lending Corporation distributed in conjunction with the 1997 merger. The distribution resulted in a partial return of capital. Also in conjunction with the 1997 merger, Allied Capital distributed $0.17 per common share representing the undistributed earnings of the predecessor companies at December 31, 1997.

(3) Excludes 259,983 common shares and 516,779 common shares held in Allied Capital's deferred compensation trust at or for the nine months ended September 30, 2000 and 1999, respectively, and 516,779 common shares and 810,456 common shares held in the Allied Capital's deferred compensation trust at or for the year ended December 31, 1999 and 1998, respectively.

(4) Excludes loans sold through securitization in January 1998. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Comparison of Fiscal Years Ended December 31, 1999, 1998, and 1997" contained in Allied Capital's 1999 Form 10-K, incorporated by reference herein.

(5) Total assets managed includes Allied Capital's assets and assets managed on behalf of others.

                                   2000                               1999
                        ---------------------------   -------------------------------------
    (IN THOUSANDS,       QTR 3     QTR 2     QTR 1     QTR 4     QTR 3     QTR 2     QTR 1
EXCEPT PER SHARE DATA)  -------   -------   -------   -------   -------   -------   -------
QUARTERLY DATA
 (UNAUDITED):
Total interest and
  related portfolio
  income.............   $55,992   $49,965   $43,897   $42,278   $37,998   $33,186   $27,678
Portfolio income
 before net realized
 and unrealized
 gains...............   $30,719   $24,700   $22,573   $21,319   $19,273   $16,619   $13,830
Net increase in net
 assets resulting from
 operations..........   $36,449   $34,790   $29,581   $30,925   $26,944   $22,121   $18,580
Basic earnings per
 common share........   $  0.48   $  0.50   $  0.45   $  0.49   $  0.44   $  0.38   $  0.33
Diluted earnings per
 common share........   $  0.48   $  0.50   $  0.45   $  0.49   $  0.44   $  0.38   $  0.33
Net asset value per
 common share(1).....   $ 11.56   $ 10.96   $ 10.44   $ 10.20   $  9.66   $  9.17   $  9.00
Dividends declared per
 common share........   $  0.46   $  0.45   $  0.45   $  0.40   $  0.40   $  0.40   $  0.40

                                        1998
                        -------------------------------------
    (IN THOUSANDS,       QTR 4     QTR 3     QTR 2     QTR 1
EXCEPT PER SHARE DATA)  -------   -------   -------   -------
QUARTERLY DATA
 (UNAUDITED):
Total interest and
  related portfolio
  income.............   $25,974   $22,546   $21,321   $36,897
Portfolio income
 before net realized
 and unrealized
 gains...............   $11,776   $ 9,401   $ 9,148   $24,920
Net increase in net
 assets resulting from
 operations..........   $16,631   $14,906   $14,476   $32,065
Basic earnings per
 common share........   $  0.31   $  0.29   $  0.28   $  0.62(2)
Diluted earnings per
 common share........   $  0.31   $  0.29   $  0.28   $  0.61(2)
Net asset value per
 common share(1).....   $  8.79   $  8.22   $  8.21   $  8.26
Dividends declared per
 common share........   $  0.38   $  0.35   $  0.35   $  0.35

-------------------------
(1) Allied Capital determines net asset value per common share as of the last day of the quarter. The net asset values shown are based on outstanding shares at the end of each period, excluding common shares held in Allied Capital's deferred compensation trust.

(2) During the first quarter of 1998, Allied Capital recorded a gain from a post-merger securitization transaction of $14.8 million, or $0.28 per common share.

BLC SUMMARY HISTORICAL CONSOLIDATED FINANCIAL INFORMATION


     The summary statement of operations and balance sheet data as of and for each of the years ended June 30 set forth below are derived from BLC's audited financial statements, and should be read in conjunction with "Business of BLC--BLC Management's Discussion and Analysis of Financial Condition and Results of Operations" and BLC's financial statements, including the notes thereto, and other financial information included in this proxy statement/prospectus. BLC's audited historical financial statements were audited by Richard A. Eisner and Company, LLP, independent auditors. Quarterly financial information is derived from unaudited financial data, but in the opinion of BLC's management reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended September 30, 2000 are not necessarily indicative of the results that may be expected for the fiscal year ending June 30, 2001.


                                     THREE MONTHS
                                         ENDED
                                     SEPTEMBER 30                   FISCAL YEAR ENDED JUNE 30,
                                  -------------------   --------------------------------------------------
         (IN THOUSANDS,             2000       1999       2000       1999       1998      1997      1996
     EXCEPT PER SHARE DATA)       --------   --------   --------   --------   --------   -------   -------
                                      (UNAUDITED)
OPERATING DATA:
Total revenues..................  $  5,500   $  4,513   $ 26,366   $ 19,422   $ 15,729   $ 7,168   $ 4,997
Income before extraordinary
  items.........................  $    752   $    472   $  5,282   $  3,103   $  3,226   $ 1,702   $   553
Extraordinary item..............  $     --   $     --   $     --   $     --   $     --   $   245   $    91
Net Income......................  $    752   $    472   $  5,282   $  3,103   $  3,226   $ 1,947   $   644
PER SHARE:
Income per share (basic) before
  extraordinary item............  $   0.04   $   0.02   $   0.26   $   0.16   $   0.18   $  0.10   $  0.04
Income per share (basic) from
  extraordinary item............        --         --         --         --         --   $  0.01   $  0.01
Net income per share (basic)....  $   0.04   $   0.02   $   0.26   $   0.16   $   0.18   $  0.11   $  0.05
Net income per share
  (diluted).....................  $   0.03   $   0.02   $   0.22   $   0.14   $   0.15   $  0.11   $  0.04
Weighted average common shares
  outstanding -- basic..........    20,739     20,289     20,299     20,017     18,287    17,317    14,241
Weighted average common shares
  outstanding -- diluted........    24,745     24,188     25,118     24,378     21,424    18,233    14,361

                               AT                               AT JUNE 30,
                          SEPTEMBER 30,   --------------------------------------------------------
                              2000           2000         1999        1998       1997       1996
                          -------------   ----------   ----------   --------   --------   --------
                           (UNAUDITED)
BALANCE SHEET DATA:
Total assets............   $   76,063     $   85,896   $   68,037   $ 53,281   $ 20,086   $ 10,983
Total liabilities.......   $   49,856     $   60,805   $   48,890   $ 39,012   $ 12,896   $  5,657
Shareholders' equity....   $   26,207     $   25,091   $   19,147   $ 14,269   $  7,190   $  4,601
Shareholders' equity per
  share.................   $     1.22     $     1.23   $     0.94   $   0.72   $   0.41   $   0.27
Common shares
  outstanding at period
  end...................       21,547         20,468       20,289     19,778     17,341     16,882

                                     THREE MONTHS
                                         ENDED
                                     SEPTEMBER 30                   FISCAL YEAR ENDED JUNE 30,
                                  -------------------   --------------------------------------------------
                                    1999       2000       2000       1999       1998      1997      1996
                                  --------   --------   --------   --------   --------   -------   -------
                                      (UNAUDITED)
OTHER DATA:
New loans.......................  $ 27,495   $ 34,267   $163,568   $112,142   $ 93,854   $42,335   $18,455
Loan sales......................  $ 29,712   $ 22,683   $160,174   $103,557   $ 85,357   $37,014   $20,220
Total serviced portfolio at
  period end....................  $388,000   $273,921   $376,007   $248,544   $175,889   $98,017   $67,021

                                       FISCAL YEAR
                                          2001               FISCAL YEAR 2000                    FISCAL YEAR 1999
                                       -----------   ---------------------------------   ---------------------------------
                                          QTR 1      QTR 4    QTR 3    QTR 2    QTR 1    QTR 4    QTR 3    QTR 2    QTR 1
(IN THOUSANDS, EXCEPT PER SHARE DATA)  -----------   ------   ------   ------   ------   ------   ------   ------   ------
QUARTERLY DATA (UNAUDITED):
Revenues..........................       $5,500      $7,280   $6,247   $8,326   $4,513   $3,498   $4,430   $6,868   $4,626
Expenses..........................       $4,248      $5,167   $4,567   $4,763   $3,731   $3,237   $3,423   $3,959   $3,649
Provision for income taxes........       $  500      $  445   $  691   $1,410   $  310   $   99   $  398   $1,144   $  410
Net income........................       $  752      $1,668   $  989   $2,153   $  472   $  162   $  609   $1,765   $  567
Earnings Per Share:
  BASIC:..........................       $ 0.04      $ 0.08   $ 0.05   $ 0.11   $ 0.02   $ 0.01   $ 0.03   $ 0.09   $ 0.03
  DILUTED:........................       $ 0.03      $ 0.07   $ 0.04   $ 0.09   $ 0.02   $ 0.01   $ 0.03   $ 0.07   $ 0.03

EQUIVALENT PER SHARE DATA

     The following table sets forth certain data concerning the historical book value per share, cash dividends declared per share and income per share from continuing operations for Allied Capital and BLC, respectively.

                                                        AS OF AND FOR
                                                          THE NINE
                                                           MONTHS        FISCAL
                                                            ENDED         YEAR
                                                        SEPTEMBER 30,    ENDED
                                                        -------------   --------
                                                           2000(2)      1999(1)
                                                        -------------   --------
BOOK VALUE PER SHARE
  Allied Capital......................................     $11.56        $10.20
  BLC.................................................     $ 1.22        $ 1.23
  Pro forma(4, 5).....................................     $11.94        $10.20
CASH DIVIDENDS DECLARED PER SHARE
  Allied Capital......................................     $ 1.36        $ 1.60
  BLC(3)..............................................         --            --
  Pro forma(5)........................................     $ 1.36        $ 1.60
INCOME PER SHARE--DILUTED
  Allied Capital......................................     $ 1.42        $ 1.64
  BLC.................................................     $ 0.14        $ 0.22
  Pro forma(5)........................................     $ 1.42        $ 1.64

-------------------------

(1) Allied Capital's and BLC's fiscal years end on December 31 and June 30, respectively. The per share data presented is for each respective company's fiscal year, with BLC's per share data for fiscal year 2000 presented under the fiscal year ended 1999.


(2) Information provided is as of and for the nine months ended September 30, 2000 for Allied Capital and BLC. BLC's income per share has been determined by combining the quarterly results for the period presented.

(3) BLC has not paid any dividends to its shareholders during the periods presented.


(4) Allied Capital will issue approximately 4,179,000 shares of common stock as consideration for the purchase of BLC common stock as a part of the merger. On a pro forma basis, Allied Capital's book value per share will increase as of September 30, 2000, as a result of the issuance of Allied Capital shares to BLC shareholders. Pro forma per share data for fiscal year 1999 is equal to Allied Capital's actual results as described in note (5) below.



(5) Since the merger will result in New BLC becoming an independently managed, private portfolio investment of Allied Capital, pro forma per share data is equal to Allied Capital's actual results for the periods presented. This merger does not have a pro forma effect on these per share amounts because Allied Capital would have earned a current investment return on the Allied Capital shares issued during the periods presented such that the per share results would be unchanged. Concurrent with the merger, Allied Capital anticipates earning a current return from New BLC through interest, dividends and fee income. Interest and dividends will be earned from Allied Capital's investment in debt, preferred and common stock.

COMPARATIVE PER SHARE PRICES


     Allied Capital's common stock is traded on the Nasdaq National Market under the symbol "ALLC." The following table lists the high and low closing sales prices for Allied Capital common stock. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions. On December 7, 2000, the last reported closing sale price of the common stock was $20.375 per share. The public announcement of the merger agreement occurred on November 1, 2000.



                                                                   CLOSING SALE PRICE
                                                                   ------------------
                                                                    HIGH        LOW
                                                                   -------    -------
YEAR ENDED DECEMBER 31, 1998
  First Quarter.............................................       $27.688    $21.000
  Second Quarter............................................        29.000     21.750
  Third Quarter.............................................        24.813     14.938
  Fourth Quarter............................................        18.875     12.500
YEAR ENDED DECEMBER 31, 1999
  First Quarter.............................................       $20.250    $16.500
  Second Quarter............................................        24.000     17.000
  Third Quarter.............................................        23.813     20.250
  Fourth Quarter............................................        23.125     16.750
YEAR ENDING DECEMBER 31, 2000
  First Quarter.............................................       $19.688    $16.063
  Second Quarter............................................        18.688     16.563
  Third Quarter.............................................        21.125     17.438
  Fourth Quarter (through December 7, 2000).................        20.875     18.500


     Allied Capital common stock continues to trade in excess of net asset value. There can be no assurance, however, that it will maintain a premium to net asset value.


     On April 30, 1998, BLC common stock began trading on the American Stock Exchange. Before April 30, 1998, BLC's common stock was listed for trading on the over-the-counter market through the OTC Electronic Bulletin Board. During fiscal year 1999, the AMEX and Nasdaq merged and became the Nasdaq AMEX. The following table lists the high and low sales prices, as reported by the AMEX from April 30, 1998 through June 30, 2000, and before that, the range of high and low sale prices as reported by the National Quotation Bureau from January 1, 1998 through April 30, 1998. Quotations represent prices between dealers and do not include retail mark-up, mark-down or commission, and may not necessarily represent actual transactions. On December 7, 2000, the last reported closing sale price of BLC common stock was $3.438.



                                                               CLOSING SALE PRICE
                                                              ---------------------
                                                                HIGH         LOW
                                                              ---------    --------
YEAR ENDED DECEMBER 31, 1998
  First Quarter.............................................   $3.063       $1.375
  Second Quarter............................................    5.250        3.063
  Third Quarter.............................................    3.750        2.188
  Fourth Quarter............................................    2.875        1.813
YEAR ENDED DECEMBER 31, 1999
  First Quarter.............................................   $2.935       $2.000
  Second Quarter............................................    2.188        1.750
  Third Quarter.............................................    2.500        1.813
  Fourth Quarter............................................    2.125        1.500
YEAR ENDED DECEMBER 31, 2000
  First Quarter.............................................   $3.250       $1.625
  Second Quarter............................................    2.313        1.625
  Third Quarter.............................................    2.125        1.500
  Fourth Quarter (through December 7, 2000).................    3.563        1.563

                                  RISK FACTORS


     In addition to the other information contained in this proxy statement/prospectus, holders of BLC common stock should carefully consider the following risk factors.



     This proxy statement/prospectus contains forward-looking statements which involve risks and uncertainties. Allied Capital's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed below.



     INVESTING IN PRIVATE COMPANIES INVOLVES A HIGH DEGREE OF RISK. Allied Capital's portfolio consists primarily of long-term loans to and investments in private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and Allied Capital relies significantly on the diligence of its employees and agents to obtain information in connection with Allied Capital's investment decisions. In addition, some smaller businesses have narrower product lines and market shares than their competition, and may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.



     ALLIED CAPITAL'S FINANCIAL RESULTS COULD BE NEGATIVELY IMPACTED IF NEW BLC FAILS TO PERFORM AS EXPECTED. If the merger is consummated, New BLC will be Allied Capital's largest portfolio investment. Allied Capital's financial results could be negatively impacted if New BLC, as a portfolio company, fails to perform as expected.



     BORROWERS MAY DEFAULT ON THEIR PAYMENTS. Allied Capital makes unsecured, subordinated loans and invests in equity securities, which may involve a higher degree of repayment risk. Allied Capital invests in and lends to companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower's ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a borrower's financial condition and prospects may be accompanied by deterioration in the collateral for the loan.


     PORTFOLIO OF INVESTMENTS IS ILLIQUID. Allied Capital acquires most of its investments directly from private companies. The majority of the investments in its portfolio will be subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of the portfolio may adversely affect Allied Capital's ability to dispose of loans and securities at times when it may be advantageous to liquidate such investments.


     INVESTMENTS IN NON-INVESTMENT GRADE COMMERCIAL MORTGAGE-BACKED SECURITIES MAY BE ILLIQUID AND MAY HAVE A HIGHER RISK OF DEFAULT. The commercial mortgage-backed securities ("CMBS") in which Allied Capital invests are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., "AAA" through "BBB"), and are sometimes referred to as "junk bonds." The non-investment grade CMBS tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities usually provide a higher yield than do investment-grade bonds, but with the higher return comes greater risk.

Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured.



     ALLIED CAPITAL'S PORTFOLIO INVESTMENTS ARE RECORDED AT FAIR VALUE AS DETERMINED BY THE BOARD OF DIRECTORS IN ABSENCE OF READILY ASCERTAINABLE PUBLIC MARKET VALUES. Pursuant to the requirements of the 1940 Act, Allied Capital's board of directors is required to value each asset quarterly, and Allied Capital is required to carry the portfolio at fair value as determined by the board of directors. Since there is typically no public market for the loans and equity securities of the companies in which Allied Capital makes investments, the board of directors estimates the fair value of these loans and equity securities pursuant to a written valuation policy and a consistently applied valuation process. Unlike banks, Allied Capital is not permitted to provide a general reserve for anticipated loan losses; instead, Allied Capital is required by the 1940 Act to specifically value each individual investment and record an unrealized loss for an asset that it believes has become impaired. Without a readily ascertainable market value, the estimated value of the portfolio of loans and equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for the loans and equity securities. Allied Capital adjusts quarterly the valuation of the portfolio to reflect the board of directors' estimate of the current realizable value of each investment in Allied Capital's portfolio. Any changes in estimated value are recorded in Allied Capital's statement of operations as "Net unrealized gains (losses)."



     ALLIED CAPITAL BORROWS MONEY WHICH MAGNIFIES THE POTENTIAL FOR GAIN OR LOSS ON AMOUNTS INVESTED AND MAY INCREASE THE RISK OF INVESTING IN ALLIED
CAPITAL. Allied Capital borrows from, and issues senior debt securities to, banks, insurance companies and other lenders. Lenders of these senior securities have fixed dollar claims on its consolidated assets that are superior to the claims of its common shareholders. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in the securities. If the value of Allied Capital's consolidated assets increases, then leveraging would cause the net asset value attributable to Allied Capital common stock to increase more sharply than it would have had it not leveraged. Conversely, if the value of the consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had it not leveraged. Similarly, any increase in the consolidated income in excess of consolidated interest payable on the borrowed funds would cause net income to increase more than it would without the leverage, while any decrease in consolidated income would cause net income to decline more sharply than it would have had it not borrowed. Such a decline could negatively affect Allied Capital's ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.



     At September 30, 2000, Allied Capital had $762.2 million of outstanding indebtedness, bearing a weighted annual interest cost of 8.1%. In order for Allied Capital to cover these annual interest payments on indebtedness, it must achieve annual returns on its September 30, 2000 portfolio of at least 3.6%.



     ALLIED CAPITAL MAY NOT BORROW MONEY UNLESS IT MAINTAINS ASSET COVERAGE FOR INDEBTEDNESS OF AT LEAST 200% WHICH MAY IMPACT RETURNS TO SHAREHOLDERS. Allied Capital must maintain asset coverage for a class of senior security representing indebtedness of at least 200%. Allied Capital's ability to achieve its investment objective may depend in part on its continued ability to maintain a leveraged capital structure by borrowing from banks or other lenders on favorable terms. There can be no assurance that it will be able to maintain such leverage. If asset coverage declines to less than 200%, Allied Capital may be required to sell a portion of its investments when it is disadvantageous to do so. As of September 30, 2000, Allied Capital's asset coverage for indebtedness was 236%.



     Illustration. The following table illustrates the effect of leverage on returns from an investment in Allied Capital common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.


                ASSUMED RETURN ON THE ALLIED CAPITAL'S PORTFOLIO
                               (NET OF EXPENSES)

                                         -20%     -10%     -5%      0%      5%     10%     20%
                                        ------   ------   ------   -----   ----   -----   -----
Corresponding return to
  shareholder(1)......................  -43.8%   -25.2%   -15.9%   -6.6%   2.6%   11.9%   30.5%

-------------------------
(1) The calculation assumes (i) $1,731.8 million in total assets, (ii) an average cost of funds of 8.1%, (iii) $762.2 million in debt outstanding and
    (iv) $933.3 million of shareholders' equity.


     CHANGES IN INTEREST RATES MAY AFFECT ALLIED CAPITAL'S COST OF CAPITAL AND PORTFOLIO INCOME. Because Allied Capital borrows money to make investments, its income is dependent upon the difference between the rate at which it borrows funds and the rate at which it invests these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on Allied Capital's portfolio income. In periods of sharply rising interest rates, Allied Capital's cost of funds would increase, which would reduce portfolio income before net realized and unrealized gains. However, there would be no effect on the return, if any, that could be generated from its equity interests. Allied Capital uses a combination of long-term and short-term borrowings and equity capital to finance its investing activities. Investments originated for sale generally carry variable rates and are financed with short-term variable rate debt. Long-term fixed-rate investments are financed with long-term fixed-rate debt and equity. Allied Capital may or may not use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.



     BECAUSE ALLIED CAPITAL MUST DISTRIBUTE INCOME, IT WILL CONTINUE TO NEED ADDITIONAL CAPITAL TO GROW. Allied Capital will continue to need capital to fund incremental growth in investments. Historically, Allied Capital has borrowed from financial institutions and has issued equity securities. A reduction in the availability of funds from financial institutions could limit its ability to grow. Allied Capital must distribute at least 90% of its taxable net operating income excluding net realized long-term capital gains to stockholders to maintain its regulated investment company status. As a result, such earnings will not be available to fund investment originations. Allied Capital expects to continue to borrow from financial institutions and sell additional equity securities. If Allied Capital fails to obtain funds from such sources or from other sources to fund its investments, it could limit its ability to grow, which could have a material adverse effect on the value of Allied Capital common stock. In addition, as a BDC, Allied Capital is generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict its ability to borrow in certain circumstances.


     ALLIED CAPITAL'S PRIVATE FINANCE INVESTMENTS MAY NOT PRODUCE CAPITAL GAINS. Private finance investments are typically structured as debt securities with a relatively high fixed rate of interest and with an equity feature such as conversion rights, warrants or options. As a result, private finance investments generate interest income from the time they are made, and may also produce a realized gain from an accompanying equity feature. Allied Capital cannot be sure that its portfolio will generate a current return or capital gains.



     LOSS OF PASS-THROUGH TAX TREATMENT WOULD SUBSTANTIALLY REDUCE NET ASSETS AND INCOME AVAILABLE FOR DIVIDENDS. Allied Capital has operated so as to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If it meets source of income, diversification and distribution requirements, Allied Capital qualifies for pass-through tax treatment. If Allied Capital fails to qualify as a regulated investment company, it would become subject to federal income tax as if it were an ordinary corporation, which would substantially reduce its net assets and the amount of income available for distribution to its shareholders. Allied Capital would cease to qualify for pass-through tax treatment if it were unable to comply with these requirements, or if it ceased to qualify as a BDC under the 1940 Act. Allied Capital also could be subject to a 4% excise tax, and/or corporate level income tax, if it fails to make required distributions.


     ALLIED CAPITAL OPERATES IN A COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES. Allied Capital competes for investments with many other companies and individuals, some of whom have greater resources than does Allied Capital. Increased competition would make it more difficult to purchase or originate investments at attractive prices. As a result of this competition, sometimes it may be precluded from making otherwise attractive investments.


     CHANGES IN THE LAW OR REGULATIONS THAT GOVERN ALLIED CAPITAL COULD HAVE A MATERIAL IMPACT ON ALLIED CAPITAL OR ITS OPERATIONS. Allied Capital is regulated by the Commission and the SBA. In addition, changes in the laws or regulations that govern BDCs, regulated investment companies, real estate investment trusts, SBICs and SBLCs may significantly affect its business. Any change in the law or regulations that govern its business could have a material impact on Allied Capital or its operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change.



     QUARTERLY RESULTS MAY FLUCTUATE AND MAY NOT BE INDICATIVE OF FUTURE QUARTERLY PERFORMANCE. Allied Capital's quarterly operating results could fluctuate, and therefore, you should not rely on quarterly results to be indicative of Allied Capital's performance in future quarters. Factors that could cause quarterly operating results to fluctuate include, among others, variations in the investment origination volume, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which Allied Capital encounters competition in its markets and general economic conditions.

                            THE BLC SPECIAL MEETING

PURPOSE OF THE BLC SPECIAL MEETING


     At the BLC special meeting, holders of BLC common stock will consider and vote upon the merger proposal to approve and adopt the merger agreement and the merger with Allied Capital. As part of the merger proposal, BLC shareholders will be asked to approve and adopt an amendment to the certificate of incorporation of BLC to create a new Class B common stock.



     The BLC Board of Directors has unanimously approved the merger agreement, the merger and the certificate amendment and recommends a vote "for" approval and adoption of the merger proposal.


VOTING INFORMATION


     This proxy statement/prospectus is being furnished in connection with the solicitation of proxies by the BLC board of directors for the BLC special meeting. The cost of the solicitation of proxies will be borne by BLC. BLC will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining information from, persons for whom they hold stock of BLC. BLC expects the solicitation of proxies will be primarily by mail, but directors, officers and other employees of BLC may also solicit in person, by telephone, or by mail. BLC has engaged a proxy solicitation firm to solicit proxies from shareholders and has agreed to pay such firm a fee of approximately $5,000 plus expenses for its services.



     Only shareholders of record at the close of business on December 7, 2000 will be entitled to vote at the BLC special meeting. The total number of shares of stock outstanding and entitled to vote at the meeting as of the record date was 26,386,093 shares of BLC common stock. Each share of BLC common stock is entitled to one vote.



     If the accompanying proxy is executed and returned in time for the BLC special meeting, your shares will be voted in accordance with the instructions. Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Secretary of BLC, by a submission of a new vote over the telephone or via the Internet, or by revocation of a written proxy by request in person at the BLC special meeting; but if not so revoked, the shares represented by such proxy will be voted in the manner directed by the shareholder. If no direction is made, proxies received from shareholders will be voted "for" the merger proposal set forth in the notice of the special meeting.


SHAREHOLDER AND BOARD APPROVALS


     The merger proposal is being submitted at the BLC special meeting for approval by the shareholders of BLC. The approval of a majority of the outstanding shares of BLC is required for the approval of the merger proposal. Abstentions will have the same effect as casting a vote "against" the merger proposal. The vote of the shareholders of Allied Capital is not being solicited because their approval or consent is not required for the merger to be consummated.



     Pursuant to a voting agreement, specific officers, directors and shareholders of BLC have agreed to vote their shares of BLC common stock held as of the record date in favor of the merger proposal. A total of 8.4 million shares of BLC common stock, representing 32% of the outstanding BLC common stock, is represented by the voting agreement. In addition, certain officers, directors and shareholders of BLC have agreed, pursuant to resale agreements, not to trade the shares of Allied Capital common stock received in the merger for a period of 90 days following the closing of the merger.


BENEFICIAL OWNERSHIP OF BLC


     On December 7, 2000, the name, address, and share ownership of persons who beneficially owned 5% or more of the outstanding BLC common stock, BLC's executive officers and the members of the BLC board of directors, and the percentage of shares of Allied Capital common stock, and the percentage of New BLC common stock that would be owned by such persons upon consummation of the merger based upon their holdings and outstanding shares at December 7, 2000, are as follows:



                                                                 PERCENTAGE      PERCENTAGE      PERCENTAGE
                                    BENEFICIAL                  OWNERSHIP OF    OWNERSHIP OF    OWNERSHIP OF
NAME AND ADDRESS OF                 OWNERSHIP                    BLC BEFORE    ALLIED CAPITAL     NEW BLC
BENEFICIAL OWNER                    OF BLC(17)                     MERGER       AFTER MERGER    AFTER MERGER
-------------------                 ----------                  ------------   --------------   ------------
Carol Tannenhauser................  5,979,938(2)(11)(16)(20)        22.6%           1.3%             --
  210 East 68th Street
  New York, NY 10021
Futuronics Corporation............  2,595,224(1)(16)                 9.8%         *                 9.6%(18)
  3652 Forest Gate Drive, N.E.
  Iowa City, IA 52240
Richard Blanck....................  3,211,391(2)(4)(16)(21)         12.2%           0.7%            0.5%
  9 Hickory Road
  Manhasset Hills, NY 11040
Diane Rosenfeld...................  1,098,529(9)(16)(22)             4.2%         *                  --
  RR #1 Box 427 D
  County Road #86
  Amenia, NY 12501
DIRECTORS
---------
Robert F. Tannenhauser............  5,979,938(11)(16)               22.6%           1.3%            3.7%
  210 East 68th Street
  New York, NY 10021
Peter D. Blanck...................  3,431,390(2)(3)(16)             13.0%           0.7%            0.5%
  University of Iowa,
  College of Law
  Iowa City, IA 52241
Jerome B. Alenick.................    342,801(12)                    1.3%         *                  --
  26 Columbia Turnpike
  Florham Park, NJ 07932
Robert W. D'Loren.................    238,189(5)                   *              *                  --
  72 Woodland Drive
  Oyster Bay Cove, NY 11771
Robert W. Wien....................    159,500(13)                  *              *                  --
  24 James Road
  Mount Kisco, NY 10549
Kenneth S. Schwartz...............     48,755(10)                  *              *                  --
  284 Guard Hill Road
  Bedford, NY 10506
Irwin E. Redlener.................     90,000(8)                   *              *                  --
  11 Alfred Lane
  New Rochelle, NY 10804

                                                                 PERCENTAGE      PERCENTAGE      PERCENTAGE
                                    BENEFICIAL                  OWNERSHIP OF    OWNERSHIP OF    OWNERSHIP OF
NAME AND ADDRESS OF                 OWNERSHIP                    BLC BEFORE    ALLIED CAPITAL     NEW BLC
BENEFICIAL OWNER                    OF BLC(17)                     MERGER       AFTER MERGER    AFTER MERGER
-------------------                 ----------                  ------------   --------------   ------------
OFFICERS
--------
Jennifer M. Goldstein.............    307,275(6)(16)                 1.2%           0.1%            0.4%
  50 West 72nd Street
  New York, NY 10023
Leonard Rudolph...................     74,925(14)                  *              *               --
  3 Pelham Place
  East Brunswick, NJ 08816
David I. Redlener.................     14,940(7)                   *              *               --
  155 Henry Street
  Brooklyn, NY 11201
All directors and officers as a
  group...........................  7,915,659(15)                   29.4%           1.4%            4.6%(19)


-------------------------
  *  Owns less than 1% of the outstanding shares of common stock.

 (1) Carol Tannenhauser, Richard Blanck, and Peter D. Blanck are each officers and directors of Futuronics.

 (2) Carol Tannenhauser, Richard Blanck, and Peter D. Blanck are siblings. Each disclaims beneficial ownership of the shares owned by the others.


 (3) Includes (a) 330,737 shares owned directly, (b) 328,599 shares deemed owned by Peter D. Blanck as custodian for his four children, (c) 176,830 shares owned by trust created under the will of Albert Blanck under which Peter D. Blanck is a trustee and beneficiary, and (d) 2,595,224 shares owned by Futuronics.



 (4) Includes (a) 298,834 shares owned directly, (b) 140,503 shares deemed owned by Richard Blanck as custodian for his two children, (c) 176,830 shares owned by trust created under the will of Albert Blanck under which Richard Blanck is a trustee and beneficiary, and (d) 2,595,224 shares owned by Futuronics.



 (5) Includes (a) 38,189 shares owned directly, and (b) 200,000 shares that may be acquired upon the exercise of warrants held by D'Loren Levien & Company L.L.C., of which Robert D'Loren is a member.



 (6) Includes (a) 287,275 shares owned directly and (b) 20,000 shares underlying options.



 (7) Includes 14,940 shares owned directly.


 (8) Includes 90,000 shares underlying options.


 (9) Includes 1,098,529 shares owned directly or jointly with her spouse.



(10) Includes 48,755 shares owned directly or jointly with his spouse.



(11) Includes (a) 1,142,379 shares owned directly, (b) 1,379,909 shares owned directly by Carol Tannenhauser, his spouse, (c) 2,595,224 owned by Futuronics, of which Carol Tannenhauser is an officer and director, (d) 176,830 shares owned by trust created under the will of Albert Blanck, under which his spouse is a trustee and beneficiary, (e) 270,667 shares owned by his son, (f) 270,665 shares owned by his daughter, (g) 22,132 shares held in trust for his son, (h) 22,132 shares held in trust for his daughter and (i) 100,000 shares underlying options.



(12) Includes 342,801 shares owned directly or jointly with his spouse.


(13) Includes (a) 46,422 shares owned directly, (b) 90,000 shares that may be acquired upon the exercise of options and (c) 23,078 shares that may be acquired upon the exercise of warrants.


(14) Includes 74,925 shares owned directly.



(15) Represents shares beneficially owned pursuant to Rule 13d-3 by Mr. Tannenhauser, a director and President of BLC; Ms. Goldstein, Treasurer and Chief Financial Officer of BLC; Mr. Leonard Rudolph, Executive Vice President of BLC; Mr. D. Redlener, Secretary of BLC; Messrs. D'Loren, Peter Blanck, Wien, Alenick and Drs. Redlener and Schwartz, directors of BLC. The shares deemed beneficially owned by Robert F. Tannenhauser and Peter D. Blanck through Futuronics and the trust created under the will of Albert Blanck have been added only once to the total shares owned by officers and directors as a group.


(16) Shares subject to voting and support agreement and resale agreements.


(17) Includes options or warrants exercisable within 60 days of December 7, 2000.


(18) Shares controlled by Allied Capital. See "The Merger Proposal -- Interests of Certain Persons in the Merger -- Futuronics Transaction".


(19) Represents shares beneficially owned by Robert Tannenhauser, Jennifer Goldstein and Peter Blanck.


(20) Ms. Tannenhauser is the wife of Robert F. Tannenhauser and is a freelance writer.

(21) Dr. Blanck is the brother of Carol Tannenhauser and is in private practice.

(22) Ms. Rosenfeld is the spouse of Eric Rosenfeld, who was a former officer and director of BLC.

BLC COMMON STOCK PURCHASE PRICE INFORMATION

     The following tables set forth information regarding acquisitions of BLC common stock by affiliates of BLC, showing the number of shares of BLC common stock purchased by each affiliate, the range of prices paid for those shares and the average price paid per quarter for the past two years. Allied Capital and its executive officers and directors have not purchased any shares of BLC common stock in the past two years. Transactions made on behalf of participants in the BLC 401(k) plan are included in their respective beneficial ownership. See "Beneficial Ownership of BLC."

                                                                           QUARTER ENDED
                                       --------------------------------------------------------------------------------------
                                                        9/30/98                                     12/31/98
                                       -----------------------------------------    -----------------------------------------
                                        RANGE OF      AVERAGE PRICE    NUMBER OF     RANGE OF      AVERAGE PRICE    NUMBER OF
                                       PRICES PAID        PAID          SHARES      PRICES PAID        PAID          SHARES
                                       -----------    -------------    ---------    -----------    -------------    ---------
BLC Financial Services, Inc..........      --              --             --                --            --              --
Robert F. and Carol Tannenhauser.....      --              --             --             $2.90         $2.90         375,000
Peter D. Blanck......................      --              --             --                --            --              --
Richard Blanck.......................      --              --             --                --            --              --
Diane Rosenfeld......................      --              --             --                --            --              --
Jerome B. Alenick....................      --              --             --                --            --              --
Robert W. D'Loren....................      --              --             --                --            --              --
Irwin E. Redlener....................      --              --             --                --            --              --
Kenneth S. Schwartz..................      --              --             --                --            --              --
Robert W. Wien.......................      --              --             --                --            --              --
Leonard Rudolph......................      --              --             --        $1.87-2.24         $2.08           2,835
Jennifer M. Goldstein................      --              --             --        $2.04-2.24         $2.14             315
David I. Redlener....................      --              --             --        $2.09-2.25         $2.17              91
Futuronics Corporation...............      --              --             --                --            --              --

                                                                     QUARTER ENDED
                           --------------------------------------------------------------------------------------------------
                                       3/31/99                           6/30/99                          9/30/99
                           --------------------------------   ------------------------------   ------------------------------
                            RANGE OF    AVERAGE               RANGE OF   AVERAGE               RANGE OF   AVERAGE
                             PRICES      PRICE     NUMBER      PRICES     PRICE     NUMBER      PRICES     PRICE     NUMBER
                              PAID       PAID     OF SHARES     PAID      PAID     OF SHARES     PAID      PAID     OF SHARES
                           ----------   -------   ---------   --------   -------   ---------   --------   -------   ---------
BLC Financial Services,
  Inc....................          --       --          --        --         --         --         --         --         --
Robert F. and Carol
  Tannenhauser...........  $0.65-2.58    $1.84     108,576        --         --         --      $2.00      $2.00      6,251
Peter D. Blanck..........  $     0.65    $0.65      83,334        --         --         --         --         --         --
Richard Blanck...........  $     0.65    $0.65      83,334        --         --         --         --         --         --
Diane Rosenfeld..........          --       --          --        --         --         --         --         --         --
Jerome B. Alenick........          --       --          --        --         --         --         --         --         --
Robert W. D'Loren........          --       --          --        --         --         --         --         --         --
Irwin E. Redlener........          --       --          --        --         --         --         --         --         --
Kenneth S. Schwartz......          --       --          --        --         --         --         --         --         --
Robert W. Wien...........  $     2.25    $2.25       5,000     $2.13      $2.13     10,000         --         --         --
Leonard Rudolph..........  $2.18-2.31    $2.26       5,142        --         --         --         --         --         --
Jennifer M. Goldstein....  $2.30-2.58    $2.44       6,658        --         --         --         --         --         --
David I. Redlener........          --       --          --        --         --         --         --         --         --
Futuronics Corporation...          --       --          --        --         --         --         --         --         --

                                   QUARTER ENDED
                           ------------------------------
                                      12/31/99
                           ------------------------------
                           RANGE OF   AVERAGE
                            PRICES     PRICE     NUMBER
                             PAID      PAID     OF SHARES
                           --------   -------   ---------
BLC Financial Services,
  Inc....................      --        --         --
Robert F. and Carol
  Tannenhauser...........      --        --         --
Peter D. Blanck..........      --        --         --
Richard Blanck...........      --        --         --
Diane Rosenfeld..........      --        --         --
Jerome B. Alenick........      --        --         --
Robert W. D'Loren........      --        --         --
Irwin E. Redlener........      --        --         --
Kenneth S. Schwartz......      --        --         --
Robert W. Wien...........      --        --         --
Leonard Rudolph..........      --        --         --
Jennifer M. Goldstein....      --        --         --
David I. Redlener........      --        --         --
Futuronics Corporation...      --        --         --

                                                                 QUARTER ENDED
                       -------------------------------------------------------------------------------------------------
                                  3/31/00                          6/30/00                           9/30/00
                       ------------------------------   ------------------------------    ------------------------------
                       RANGE OF   AVERAGE               RANGE OF   AVERAGE                RANGE OF   AVERAGE
                        PRICES     PRICE     NUMBER      PRICES     PRICE     NUMBER       PRICES     PRICE     NUMBER
                         PAID      PAID     OF SHARES     PAID      PAID     OF SHARES      PAID      PAID     OF SHARES
                       --------   -------   ---------   --------   -------   ---------    --------   -------   ---------
BLC Financial
  Services, Inc......     --         --         --          --         --         --          --         --          --
Robert F. and Carol
  Tannenhauser.......     --         --         --          --         --         --       $0.60      $0.60     427,500
Peter D. Blanck......     --         --         --          --         --         --       $0.60      $0.60      75,000
Richard Blanck.......     --         --         --          --         --         --          --         --          --
Diane Rosenfeld......     --         --         --          --         --         --          --         --          --
Jerome B. Alenick....     --         --         --          --         --         --          --         --          --
Robert W. D'Loren....     --         --         --          --         --         --          --         --          --
Irwin E. Redlener....     --         --         --          --         --         --          --         --          --
Kenneth S. Schwartz..     --         --         --          --         --         --          --         --          --
Robert W. Wien.......     --         --         --          --         --         --       $1.10      $1.10      11,422
Leonard Rudolph......     --         --         --          --         --         --          --         --          --
Jennifer M.
  Goldstein..........     --         --         --       $0.50      $0.50     75,000(1)       --         --          --
David I. Redlener....     --         --         --          --         --         --          --         --          --
Futuronics
  Corporation........     --         --         --          --         --         --          --         --          --

                                QUARTER ENDED
                       --------------------------------
                             9/30/00 TO 12/07/00
                       --------------------------------
                        RANGE OF    AVERAGE
                         PRICES      PRICE     NUMBER
                          PAID       PAID     OF SHARES
                       ----------   -------   ---------
BLC Financial
  Services, Inc......          --       --          --
Robert F. and Carol
  Tannenhauser.......  $0.82-3.31    $1.99     561,334
Peter D. Blanck......  $2.00-3.31    $2.19     203,332
Richard Blanck.......  $     2.00    $2.00      58,332
Diane Rosenfeld......  $0.60-1.85    $1.23     213,545
Jerome B. Alenick....  $2.00-3.31    $2.50      23,426
Robert W. D'Loren....  $0.90-3.31    $2.10      38,189
Irwin E. Redlener....          --       --          --
Kenneth S. Schwartz..  $0.90-3.31    $2.10      37,230
Robert W. Wien.......          --       --          --
Leonard Rudolph......  $1.99-2.90    $2.34      49,000
Jennifer M.
  Goldstein..........  $0.82-2.90    $1.90      90,000
David I. Redlener....  $0.82-2.90    $1.86      13,000
Futuronics
  Corporation........          --       --          --


-------------------------
(1) Ms. Goldstein received a full recourse loan from BLC in the aggregate of $37,500 to exercise these options.


     The following table shows all transactions by affiliates in BLC common stock during the 60 days prior to the filing of this proxy statement/prospectus.



                                                                                                         NATURE OF TRANSACTION
       NAME OF BENEFICIAL OWNER         DATE OF TRANSACTION   NUMBER OF SECURITIES   PRICE PER SHARE   (PURCHASE, SALE, EXERCISE)
--------------------------------------  -------------------   --------------------   ---------------   --------------------------
Robert F. Tannenhauser................       10/15/00                10,000(1)            $3.31                Option Exercise
                                             10/16/00                25,000(1)            $2.00                Option Exercise
                                             10/16/00                35,000(1)            $2.20                Option Exercise
                                             10/16/00               150,000(1)            $2.90                Option Exercise
                                             10/16/00                40,000(1)            $1.99                Option Exercise
                                             11/22/00               101,334               $2.00           Debenture Conversion
                                              12/5/00               200,000               $0.82                Option Exercise
Peter Blanck..........................       11/22/00               133,332               $2.00           Debenture Conversion
                                              12/5/00                10,000               $3.31                Option Exercise
                                              12/5/00                25,000               $2.00                Option Exercise
                                              12/5/00                35,000               $2.20                Option Exercise
Richard Blanck........................       11/22/00                58,332               $2.00           Debenture Conversion
Diane Rosenfeld.......................       10/16/00               202,000               $0.60                Option Exercise
                                              11/7/00                11,545               $1.85               Warrant Exercise
Jerome B. Alenick.....................       11/30/00                   371               $3.31                Option Exercise
                                             11/30/00                10,455               $2.00                Option Exercise
                                             11/30/00                12,600               $2.20                Option Exercise
Robert W. D'Loren.....................       11/15/00                14,764               $0.90                Option Exercise
                                             11/15/00                   371               $3.31                Option Exercise
                                             11/15/00                10,455               $2.00                Option Exercise
                                             11/15/00                12,600               $2.20                Option Exercise
Kenneth S. Schwartz...................        11/7/00                14,667               $0.90                Option Exercise
                                              11/7/00                   193               $3.31                Option Exercise
                                              11/7/00                10,185               $2.00                Option Exercise
                                              11/7/00                12,185               $2.20                Option Exercise
Leonard Rudolph.......................        12/5/00                35,000               $2.13                Option Exercise
                                              12/5/00                10,000               $2.90                Option Exercise
                                              12/5/00                 4,000               $1.99                Option Exercise
Jennifer M. Goldstein.................        12/5/00                30,000               $2.90                Option Exercise
                                              12/5/00                20,000               $1.99                Option Exercise
                                              12/5/00                40,000               $0.82                Option Exercise
David I. Redlener.....................        12/5/00                 9,000               $0.82                Option Exercise
                                              12/5/00                 4,000               $2.90                Option Exercise


-------------------------

(1) Mr. Tannenhauser received full recourse loans from BLC in the aggregate of $674,700 to exercise these options.

TRANSACTIONS AND ARRANGEMENTS CONCERNING BLC COMMON STOCK



     To BLC's knowledge, no transactions in BLC's common stock other than (i) ordinary purchases under BLC's 401(k) plan or (ii) those transactions disclosed in "BLC Common Stock Purchase Price Information", have been effected during the past 60 days by BLC or its executive officers, directors, affiliates or subsidiaries, by Allied Capital or its executive officers, directors, affiliates or subsidiaries or by Futuronics or its executive officers, directors, affiliates or subsidiaries or by Robert Tannenhauser, Jennifer Goldstein, Richard Blanck, or Peter Blanck.



     In the past two fiscal years, no purchases of BLC common stock were made by BLC, Allied Capital, or Futuronics (except as disclosed in periodic reports filed by BLC with the SEC) other than as set forth in this proxy statement/prospectus.



     Except as set forth in this proxy statement/prospectus, neither BLC, Allied Capital, Futuronics or any of their affiliates, executive officers or directors or any person controlling BLC, Allied Capital or Futuronics is a party to any contract, arrangement or understanding or relationship with any other person relating directly, or indirectly, to, or in connection with respect to any securities of BLC (including, without limitation, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any such securities, joint ventures, loan or option arrangement, puts or calls, guarantees of loans, guarantees against loss or the giving of withholding of proxies, consents or authorizations). Except as described in this proxy statement/prospectus, in the past two fiscal years, no contracts or negotiations concerning a merger, consolidation, or acquisition, a tender offer for or other acquisition of any securities of BLC, an election of directors to the BLC board, or a sale or other transfer of a material amount of assets of BLC, has been entered into or has occurred between any affiliates of BLC or between BLC or any of its affiliates and any unaffiliated person or between Robert Tannenhauser, Jennifer Goldstein, Richard Blanck, or Peter Blanck, and BLC and its affiliates, or between Allied Capital or its executive officers, directors, affiliates or subsidiaries and BLC and its affiliates, or between Futuronics or its executive officers, directors, affiliates or subsidiaries and BLC and its affiliates. Except as described in this proxy statement/prospectus, in the past three years, BLC has not made any underwritten public offering of its stock that was (i) registered under the Securities Act of 1933, (ii) exempt from registration under the Securities Act of 1933 pursuant to Regulation A.



     None of the executive officers and directors of Allied Capital, BLC, Futuronics, Robert Tannenhauser, Jennifer Goldstein, Richard Blanck, or Peter Blanck or Allied Capital, BLC or Futuronics have been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.



QUORUM AND ADJOURNMENTS



     Under Delaware law, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of BLC common stock. Votes cast by proxy or in person at the BLC special meeting will be tabulated by the inspector of election appointed for the meeting who will determine whether or not a quorum is present. Proxies properly executed and marked with a negative vote or an abstention, or broker non-votes, will be considered to be present at the BLC special meeting for the purposes of determining the existence of a quorum for the transaction of business. Broker non-votes exist where a broker proxy indicates that the broker is not authorized to vote on a particular proposal.



     The shareholders will also be asked to consider and vote on a proposal to grant discretionary authority to vote in favor of an adjournment of the meeting, if necessary.



     Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. BLC does not currently intend to seek an adjournment of the meeting. Abstentions and broker non-votes will be treated for purposes of the adjournment as votes "against" the adjournment.


DISSENTERS' RIGHTS OF APPRAISAL

     Shareholders of BLC will not be entitled to appraisal rights under Section 262 of the Delaware General Corporation Law.

                              THE MERGER PROPOSAL


     This section of the proxy statement/prospectus describes the proposed merger and related transactions. While this section summarizes the material terms of the merger and related transactions, this summary may not contain all of the information that is important to each shareholder. Shareholders should carefully read this entire document and the merger agreement attached as Appendix A for a more complete understanding of the merger.


GENERAL


     Allied Capital plans to acquire BLC in a stock for stock exchange, where Allied Capital created an acquisition subsidiary that will merge with and into BLC to create New BLC. At the BLC special meeting, you will be asked to vote to approve and adopt the merger agreement and the merger with Allied Capital. As part of the merger proposal, BLC shareholders will be asked to approve and adopt the certificate amendment to create new Class B common stock. The merger agreement provides that the merger will be completed if approved by the BLC shareholders and all other conditions of the merger agreement are satisfied or waived.



     The effect of the merger is to create an independently managed, private portfolio company of Allied Capital, New BLC, that will focus exclusively on small business lending, including the origination of SBA 7(a) loans and B&I Program loans. Upon completion of the Merger, Allied Capital also plans to merge its Allied Capital Express small business lending operations into New BLC. The combination of New BLC with Allied Capital Express will result in a leading small business lender with 22 offices located nationwide and SBA Preferred Lender status in 64 markets. New BLC believes it will be a technology leader in online small business loan origination. New BLC will have significant online loan origination relationships as well as solid core broker relationships in the small business community.



     To ensure continuity, Allied Capital and BLC agreed that certain officers, directors and shareholders of BLC would continue as owners of New BLC. In addition, Allied Capital, in a separate transaction, intends to acquire Futuronics, which owns 9.6% of BLC common stock on a diluted basis, and Allied Capital plans to continue such Futuronics ownership of BLC shares. To provide a mechanism for the continued ownership of New BLC by the continuing shareholders and Futuronics, BLC will create a new Class B common stock that will not be exchanged in the merger. In accordance with the certificate of incorporation and the bylaws of BLC, the rights, preferences and privileges of existing BLC common stock shall be identical to the rights, preferences and privileges of Class B common stock. Each share of existing BLC common stock and Class B common stock shall be entitled to one vote per share.



     Assuming shareholder approval and all other required approvals are received and all other conditions are met or waived, the merger and related transactions will be accomplished as follows:



     - BLC will create a new Class B common stock. The continuing shareholders will exchange their shares of BLC common stock for Class B common stock. The continuing shareholders will own 5% of BLC through Class B common stock.



     - In a separate transaction, Allied Capital will purchase all of the outstanding shares of Futuronics for $9.1 million in cash. Futuronics is a non-reporting holding company that is inactive but owns 9.6% of BLC common stock on a diluted basis. Officers and directors of BLC and affiliated parties own 80% of Futuronics on a diluted basis. Upon completion of the Futuronics acquisition, Futuronics will exchange its shares of BLC common stock for Class B common stock. Allied Capital will own and control 9.6% of BLC through Futuronics' ownership of BLC Class B common stock.



     - Allied Capital created an acquisition subsidiary, the Merger Sub, that will merge with and into BLC, and each share of BLC common stock, excluding Class B common stock, will be exchanged for 0.180 shares of Allied Capital common stock. The Class B common shareholders will not exchange their shares in the Merger, but will continue as owners of New BLC. To determine the exchange ratio, each share of BLC stock was given a value of $3.50 per share. This $3.50 value was divided by an average closing market price of Allied Capital common stock for the 20 days prior to and including the date of the merger agreement. The average Allied Capital share price was $19.39 per share.



     - Allied Capital will have paid $9.1 million in cash to the Futuronics shareholders to acquire 9.6% of BLC, based upon the 2.6 million shares of BLC owned by Futuronics multiplied by $3.50 per share. Based upon the exchange ratio of 0.180 and an estimate of the shares of BLC common stock outstanding, Allied Capital will issue 4.1 million shares to BLC shareholders to acquire 85.3% of BLC. On December 7, 2000 the closing price of Allied Capital's common stock was $20.375. Assuming the December 7, 2000 closing price, the BLC shareholders would receive $84.2 million in Allied Capital common stock or $3.668 per share.



     - Futuronics and the continuing shareholders will then exchange their Class B common stock for New BLC common stock. Following this exchange, Allied Capital, directly and through its ownership of Futuronics, will own 95% of New

       BLC common stock, and the continuing shareholders will own 5% of the New BLC common stock.



     As a result of the merger, New BLC will survive as an independently managed, private Allied Capital portfolio company and will continue its operations as a private small business lender.



     Upon completion of the merger, Allied Capital intends to consolidate its Allied Capital Express operations into New BLC. To facilitate this consolidation transaction, prior to the consummation of the merger, Allied Capital will establish Allied SBLC, which holds Allied Capital's SBLC license and SBA 7(a) loans, as an independently managed portfolio company. Allied SBLC will establish a new board of directors and Allied Capital will transfer its employees and operations attributed to Allied Capital Express to Allied SBLC. Allied SBLC will thereby become a portfolio company operating independently from Allied Capital. Allied Capital will also restructure the existing debt owed to it by Allied SBLC to include senior and subordinated debt. Immediately following the merger, Allied SBLC will merge with a newly formed subsidiary of New BLC, in consideration of the issuance by New BLC of preferred stock to Allied Capital.



THE EXCHANGE



     If the merger is completed, you will receive 0.180 shares of Allied Capital common stock for each share of BLC common stock that you own. Fractional shares of BLC common stock will be exchanged into Allied Capital common stock pursuant to the same exchange ratio as described above. Fractional shares of Allied Capital common stock will be issued in the merger as necessary, rounded to the nearest one-thousandth of a share, and no cash will be paid to stockholders of BLC by reason of the merger.



     Based upon the capitalization of BLC and Allied Capital as of the BLC record date, the shareholders of BLC on a diluted basis will own in the aggregate 5% of the outstanding Allied Capital common stock following consummation of the merger.



     As soon as practicable after the effective time of the merger, American Stock Transfer & Trust Company, as the exchange agent for the Merger, will mail to each holder of record of BLC common stock as of the effective time a transmittal letter to be used in forwarding such shareholder's certificates representing such shares for surrender to AST. Upon such surrender, AST will forward such holder a confirmation of ownership of Allied Capital common stock that such stockholder received as a result of the merger.



     BLC SHAREHOLDERS SHOULD NOT FORWARD STOCK CERTIFICATES TO AST UNTIL THEY HAVE RECEIVED TRANSMITTAL LETTERS, NOR SHOULD THEY RETURN STOCK CERTIFICATES WITH THE ENCLOSED PROXY.



     Until surrendered to AST, outstanding stock certificates previously issued by BLC will, by virtue of the merger, represent shares of Allied Capital common stock, on an exchange ratio-adjusted basis. All dividends and distributions payable by Allied Capital to holders of such Allied Capital common stock who have not yet surrendered their BLC certificates will be paid to AST and will be held in escrow in a non-interest bearing account until such time as such certificates are surrendered. Dividends held in the escrow account will not be eligible for dividend reinvestment. Dividends will be taxable to shareholders in the year in which they were declared by

Allied Capital, regardless of whether a shareholder has actually received such dividends. Therefore, in order to receive cash and other dividends declared by Allied Capital, BLC shareholders should surrender all outstanding certificates previously issued by BLC as soon as possible after the merger is consummated. When such certificates are surrendered, any unpaid dividends will be distributed by AST to the shareholder without interest, and the shareholder will receive a confirmation as to the Allied Capital common stock issued.



     SHARES OF ALLIED CAPITAL COMMON STOCK WILL BE ISSUED IN BOOK ENTRY (I.E., UNCERTIFICATED) FORM ONLY; NO PHYSICAL CERTIFICATES WILL BE ISSUED IN CONNECTION WITH THE MERGER.



     In lieu of physical certificates, AST will send to each person who has surrendered certificates representing BLC common stock, together with a properly completed transmittal letter, a confirmation containing the information required under Maryland law regarding Allied Capital common stock issued to such person, including the name of the issuer, Allied Capital, and the number of shares of Allied Capital common stock issued. Thereafter, anyone holding Allied Capital common stock in uncertificated form will have the opportunity at any time to receive certificates representing their Allied Capital common stock. Dividends paid on such Allied Capital common stock will be paid to such holders, without any action on the part of such holders.


CLOSING DATE


     The closing date of the merger will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later date as is specified on such certificate. The filing of the certificate of merger will occur as soon as practicable after the satisfaction of the conditions set forth in the merger agreement. The merger agreement may be terminated by either party if the merger has not been consummated on or before April 30, 2001 and under certain other conditions. See "The Merger
Agreement -- Conditions" and "-- Termination; Fees."


BACKGROUND OF THE MERGER


     During 2000, it became apparent to BLC management and the BLC board of directors that BLC would require additional long-term capital in order to continue to grow and to meet its earnings objectives. BLC saw significant opportunities for expansion in small business lending but was capital constrained. Due to the relatively small size of BLC in terms of its public market capitalization and total equity base, BLC believed it would be difficult to raise additional debt or equity capital on an independent basis on acceptable terms.



     On its own initiative, in August 2000, Josephthal contacted Allied Capital to inquire about its interest in providing long-term capital to BLC. Robert Wien, a director of BLC, is a Senior Managing Director of Josephthal. Representatives of Josephthal knew that Allied Capital was a recognized leader in providing unsecured expansion capital to growing businesses. Upon review of certain publicly available information, representatives from Allied Capital agreed to meet with Josephthal and representatives from BLC to discuss BLC's financing needs. See "--Advice of Financial Advisors."


     During the initial meeting, Allied Capital and BLC preliminarily discussed financing opportunities, including a transaction in which Allied Capital would merge its small business lending activities into BLC and establish a portfolio company. Both BLC and Allied Capital representatives immediately recognized the opportunity presented by a combination of the two companies' small business lending operations. Both parties agreed to study the possibility of a combination transaction whereby Allied Capital would provide financing to establish a small business lending portfolio company. Subsequent to the initial meeting, on August 17, 2000 BLC agreed in principle to retain Josephthal to advise BLC regarding any potential transaction that may result with Allied Capital.



     During the first week of September, Joan Sweeney, Managing Director and Chief Operating Officer of Allied Capital, indicated to Robert Tannenhauser, Chairman and Chief Executive Officer of BLC, that based upon review of BLC publicly available information, Allied Capital would be interested in purchasing 100% of BLC at a price of $3.00 per share in a stock for stock exchange. After discussing the Allied Capital indication of price with certain BLC board members, Mr. Tannenhauser communicated to Ms. Sweeney that BLC would not be interested in selling the company at Allied Capital's indicated price. BLC had not approached or been approached by any other third parties with a firm offer for an acquisition or merger of BLC. Both Mr. Tannenhauser and Ms. Sweeney agreed that BLC would provide to Allied Capital additional information regarding its loan portfolio in an attempt to persuade Allied Capital to reconsider its valuation of the company. Throughout September 2000, representatives of Allied Capital and BLC continued discussions regarding an appropriate structure and other terms that would be necessary to complete a merger transaction.



     Given the access to additional information and continued analysis, Allied Capital determined that it would increase its indication of value of BLC to $3.50 per share only if Allied Capital was assured that the incumbent management team of BLC was committed to the company on a going-forward basis. Specifically, Allied Capital determined that it would require that Mr. Tannenhauser remain as CEO of BLC upon the acquisition, that Mr. Tannenhauser would retain a significant continuing ownership in BLC, and that BLC would provide that the owners of at least 5% of BLC's outstanding shares (including Mr. Tannenhauser) continue their ownership in BLC, so that Allied Capital could be assured of their commitment to the continued success of BLC. Allied Capital engaged Jolson Merchant Partners as its financial advisor, and together with Josephthal, they began discussions regarding the structure of the transaction and terms that would be necessary to achieve Allied Capital's objectives.



     On October 6, 2000, Allied Capital presented preliminary terms to BLC, wherein Allied Capital offered to purchase 95% of BLC in a stock for stock merger. Allied Capital proposed an exchange ratio to be based upon a share price for BLC common stock of $3.50 per share, and a share price for Allied Capital stock to be based upon a 20-day average market price. The 20-day period would encompass the 20 business days preceding and including the date of the merger agreement. The proposed exchange ratio would be fixed upon signing a definitive merger agreement and would not be subject to any ceiling or floor on the number of shares exchanged due to market fluctuations. Allied Capital also conditioned its offer on certain key terms, specifically: Mr. Tannenhauser would enter into an employment contract to remain as CEO; Jennifer Goldstein would enter into an employment contract to remain as CFO; and BLC would assure the continued ownership of 5% of BLC by certain shareholders, with Mr. Tannenhauser and Ms. Goldstein retaining a majority of the 5%.



     Management of Allied Capital and BLC continued to discuss the terms of an acquisition throughout October. Allied Capital considered the individual shareholders that it would accept as continued owners in BLC, so that Allied Capital would satisfy its need to assure that current shareholders of BLC and key management had significant financial risk in the continued success of BLC, given that BLC's common stock, following the merger, would be illiquid. Allied Capital accepted the following continuing shareholders: Mr. Tannenhauser would own 72.2% of the 5%, Ms. Goldstein would own 7.2% of the 5%; Peter D. Blanck (a BLC director and brother-in-law of Mr. Tannenhauser) would own 10.3% of the 5%, and Richard Blanck (a brother-in-law of Mr. Tannenhauser) would own 10.3% of the 5%. In addition, Allied Capital and Mr. Tannenhauser and Ms. Goldstein agreed that Mr. Tannenhauser and Ms. Goldstein would enter into four-year employment agreements to further assure Allied Capital of their commitment to the continued success of BLC. Allied Capital insisted that Mr. Tannenhauser's and Ms. Goldstein's entering into an employment contract would be a condition to closing any proposed merger transaction.



     On October 17, 2000, the BLC board of directors met with its legal and financial advisors to discuss the possibility of a merger transaction with Allied Capital. Management made a presentation regarding the proposed terms of the transaction. The BLC board of directors authorized BLC management to continue discussions with Allied Capital and conduct further due diligence.



     The BLC board of directors met on October 27, 2000 to consider further the transaction with Allied Capital under the proposed terms. Ryan, Beck, Josephthal and BLC's legal advisors attended the meeting. The BLC board of directors considered the status of the negotiations with Allied Capital, including a summary of the due diligence findings of BLC's management. Representatives of Josephthal and Ryan, Beck presented their financial due diligence findings about Allied Capital. Ryan, Beck presented an oral analysis of the fairness, from a financial point of view, of the exchange ratio to shareholders of BLC common stock. The exchange ratio would apply only to those shareholders who would not receive Class B common stock. The BLC board of directors considered the advantages and disadvantages of the proposed transaction and determined that BLC management should continue its negotiations.



     On October 31, 2000, the BLC Board of Directors met again with its legal and financial advisors to review a definitive merger agreement with Allied Capital. At the meeting, Ryan, Beck issued its fairness opinion regarding the transaction. Following deliberations, directors who are not employees of BLC (Messrs. Alenick, Redlener, D'Loren and Schwartz) and who represent a majority of the entire BLC board of directors voted separately for, and subsequently the full BLC board of directors authorized and approved, the execution of the merger agreement, the certificate amendment and the related transactions as discussed under the "The Merger Proposal" in this proxy statement/prospectus.



     During the course of its negotiations with Allied Capital, BLC did not solicit offers from any third party nor was it approached by any third party with respect to a sale of BLC.

     The parties agreed to enter into a definitive agreement and plan of merger as of October 31, 2000 subject to finalizing the transaction documents. The merger agreement was executed by the parties on November 1, 2000.

BLC'S REASONS FOR THE MERGER


     BLC's board of directors approved the merger after determining that it was in the best interests of BLC's affiliated and unaffiliated shareholders and that the merger is fair to such affiliated and unaffiliated shareholders. In reaching its conclusion to approve the merger, the board of directors considered the following information and factors:



     - ACCESS TO CAPITAL. The BLC board of directors considered that on a stand-alone basis, BLC would be unable to access sufficient capital to adequately fund its growth opportunities. The BLC board of directors considered that by becoming a portfolio company of Allied Capital, BLC would have access to a funding source with significant financial resources;



     - PURCHASE PRICE. The BLC board of directors determined, with the advice of its financial advisor, that the implied $3.50 per share which was used to compute the exchange ratio represents a substantial premium to the market price of BLC common stock. In making that determination, the BLC board of directors considered that the market price of BLC common stock was $2.19 per share on October 31, 2000. Thus, $3.50 represented a 60% premium over the $2.19. Also, during the twenty-one months ended September 30, 2000 the highest closing market price for BLC stock was $3.125 and the lowest closing market price was $1.50. The book value per share of BLC common stock was $1.22 at September 30, 2000. The BLC board of directors believed that due to the illiquid nature of BLC's assets, the liquidation value per share of BLC's net assets may be lower than the book value per share. The BLC board of directors also considered that they had not received any firm offers for an acquisition or merger of BLC from other third parties.



     - INCREASED LIQUIDITY. The BLC board of directors believed that the merger offered BLC's shareholders the opportunity to own stock of a significantly larger and more actively traded business enterprise, and that BLC's shareholders would have the opportunity to participate in the potential growth of a larger company after the closing of the merger;



     - ALLIED CAPITAL DIVIDENDS. The BLC board of directors reviewed Allied Capital's dividend payment history and current dividend yield. The BLC board of directors considered the opportunity for BLC's shareholders to receive future cash dividends through their ownership in Allied Capital upon the merger;



     - ALLIED CAPITAL FINANCIAL CONDITION AND PROSPECTS. The BLC board of directors reviewed information with respect to Allied Capital's financial condition, results of operations and business prospects, including the due diligence review by BLC's management, financial advisors and legal advisors. The BLC board of directors considered that Allied Capital's greater size and diversity of its investment portfolio would provide more diversity to BLC shareholders;

     - TAX-FREE REORGANIZATION. The merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. See "The Merger Agreement -- Material Federal Income Tax Consequences";



     - FAIRNESS OPINION. The opinion of Ryan, Beck states that as of its date, and based on and subject to the matters described in the opinion, the exchange ratio provided for in the merger was fair, from a financial point of view, to BLC shareholders, including unaffiliated shareholders, and describes the related financial analyses performed by Ryan, Beck in connection with its opinion. The exchange ratio applies only to those shareholders who will not receive Class B common stock. See "-- Fairness Opinion of BLC's Financial Advisor"; and



     - CONSUMMATION OF MERGER. The BLC board of directors considered the likelihood of consummation of the merger, including the terms and conditions of the merger agreement and the limited conditions to the consummation of the merger.



     The BLC board of directors also considered certain potentially negative factors in its deliberations concerning the merger, including, without limitation, the following:



     - the possibility that the merger would not be consummated following the execution of the merger agreement;



     - the fact that the merger included a fixed exchange ratio, and as a result, the value of consideration to be received by BLC shareholders will fluctuate as the market value of Allied Capital stock fluctuates.



     - the possible disruption of BLC's business operations pending completion of the merger; and



     - the structure and amount of the termination fee and its effect on the financial condition of BLC. See "The Merger Agreement -- Termination; Fees."



     The BLC board of directors considered that specified BLC officers, directors and shareholders would continue as officers, directors and shareholders of New BLC, and as a result would benefit from compensation and employment arrangements in the ordinary course of business, as well as any benefits that may arise from continued ownership of New BLC. In addition, the BLC board of directors considered that Allied Capital would acquire the shares of Futuronics prior to the merger, and that the majority shareholders of Futuronics are affiliated with BLC. Upon review of these related transactions, directors who are not employees of BLC (Messrs. Alenick, Redlener, D'Loren and Schwartz) and who represent a majority of BLC's entire Board of Directors, voting separately, and subsequently the full BLC board of directors determined that the terms of the transactions were reasonable, as well as appropriate in connection with the merger.



     BLC's board of directors did not consider alternative transactions as there were no firm offers for an acquisition or merger of BLC for the past two years. BLC's board of directors chose not to approach additional third parties or pursue alternative transactions, business combinations, ventures or financing because the board with full knowledge of the other lenders in the SBA market, recognized that there were significant synergies and benefits to this particular combination that would not be available from other suitors. Specifically, both Allied Capital's and BLC's businesses were geographically complementary with no significant overlap. Additionally, the credit criteria, procedures and processes of the two companies were substantially similar. Furthermore, the internet and technology platforms developed by Allied Capital would substantially enhance BLC's ability to market its loan products through BLC's existing loan origination network. The board of directors also recognized the benefit of the favorable tax treatment of the transaction to the BLC shareholders and the increased liquidity through ownership of Allied Capital stock as well as the significant dividend available to holders of Allied Capital. The BLC board of directors also determined that the Allied Capital offer represented a substantial premium over the market, book, or liquidation value of BLC.



     The BLC board of directors concluded that the benefits of the transaction to BLC and its shareholders outweighed the risks associated with the foregoing factors.



     In its deliberations, the BLC board of directors considered that the Futuronics transaction would not have any impact on its determination of the fairness of the merger to the affiliated and unaffiliated shareholders of BLC.



     The BLC board of directors was aware of the fact that Futuronics had cash and other assets in addition to the BLC common stock with no liabilities, and that based upon the fixed price of $3.50 per BLC share owned by Futuronics to be paid to Futuronics shareholders, that the Futuronics shareholders were getting paid less per share for their BLC common stock than the BLC shareholders. The BLC board of directors also recognized that the Futuronics stock transaction was a taxable event and that the BLC transaction was not. For these reasons the BLC board of directors felt that the Futuronics transaction had no impact on the board of director's fairness determination.



     The above discussion of the information and factors considered by the BLC board of directors is not all-inclusive but is believed to include all material factors considered by the BLC board of directors. In view of the variety of factors considered by the BLC board of directors, the BLC board of directors did not find it practicable to quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination. In addition, individual members of the BLC board of directors may have given different weights to different factors. Consequently, the BLC board of directors did not quantify the assumptions and results of its analysis in reaching its determination that the merger proposal is fair to, and in the best interests of, BLC and its shareholders.


RECOMMENDATION OF THE BLC BOARD OF DIRECTORS


     The BLC board of directors believes that the terms of the merger proposal are fair to, and in the best interests of, BLC and the affiliated and unaffiliated shareholders of BLC and has unanimously approved the merger agreement, the merger and the certificate amendment.



     THE BLC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF BLC COMMON STOCK VOTE "FOR" THE MERGER PROPOSAL.


ALLIED CAPITAL'S REASONS FOR THE MERGER


     Allied Capital's board of directors believes its investment in New BLC will enhance Allied Capital's investment portfolio, both with respect to current investment return and potential future capital gain. Allied Capital intends to merge its small business lending activities into New BLC to create a business enterprise positioned to be a leading small business lender. Allied Capital's investment in New BLC is expected to include debt and preferred and common stock. Allied Capital will control directly and indirectly 95% of the voting common stock of New BLC. In addition to a current return through interest, dividends and fee income, Allied Capital believes there is opportunity to add value to New BLC and to position its investment for future capital gain. Allied Capital expects that New BLC will continue to build on Allied Capital Express' proprietary online rules-based underwriting technology.



     Allied Capital believes that the merger is the most appropriate means of acquiring New BLC as a portfolio company. The Allied Capital board of directors believes that the expected investment return from its investment in New BLC is consistent with Allied Capital's overall portfolio return objectives, and that the expected total return will not be dilutive to Allied Capital's earnings after accounting for the Allied Capital common stock issued in the merger. Allied Capital expects to receive interest, dividend and fee income from New BLC such that the income received from the new portfolio company will be sufficient to provide no dilution in per share earnings. Allied Capital will also position the new portfolio company for future capital gain, and should such future gain be realized, the transaction would add incremental per share earnings.



FUTURONICS' REASONS FOR THE FUTURONICS TRANSACTION



     The acquisition of the outstanding capital stock of Futuronics by Allied Capital will permit the Futuronics shareholders to obtain the value of their indirect interest in shares of BLC common stock while incurring only a single level of tax.



SPECIAL FACTORS REGARDING THE MERGER PROPOSAL



     The BLC board of directors, the Allied Capital board of directors and the Futuronics board of directors believe that the merger and the related transactions are fair, including from a financial and procedural perspective, to the unaffiliated shareholders of BLC. In addition, the continuing shareholders, including Robert Tannenhauser, Jennifer Goldstein, Peter Blanck and Richard Blanck, believe that the merger and related transactions are fair, including from a financial and procedural perspective, to the unaffiliated shareholders of BLC. Those parties adopted the analysis presented under "-- BLC's Reasons for the Merger", "-- Allied Capital's Reasons for the Merger", "-- Futuronic's Reasons for the Merger" "-- Fairness Opinion of BLC's Financial Advisor" and
"-- Fairness Opinion of Futuronics' Financial Advisor".



     Although the BLC board of directors did not establish a special committee to represent the unaffiliated shareholders of BLC or retain a separate financial advisor or separate legal counsel for the unaffiliated shareholders of BLC, the merger was separately approved by directors who are not employees of BLC that represent a majority of the entire BLC board of directors. The opinion issued by Ryan, Beck addresses the fairness, from a financial point of view, of the exchange ratio to both affiliated and unaffiliated shareholders of BLC. The affiliated and unaffiliated shareholders of BLC also will exchange their shares of BLC common stock pursuant to the same exchange ratio in the merger. Furthermore, Ryan, Beck has opined that the merger exchange ratio is fair, from a financial point of view, to the unaffiliated shareholders of BLC.

     The merger requires the approval of a majority of the outstanding shares of BLC. As of December 7, 2000, affiliated shareholders held 32% of BLC's common stock. However, the transaction is not structured to require the approval of a majority of the unaffiliated BLC shares.



FAIRNESS OPINION OF BLC'S FINANCIAL ADVISOR



     BLC retained Ryan, Beck to assist the BLC board of directors in its examination of the fairness, from a financial point of view, of the exchange ratio to BLC shareholders. Ryan, Beck was approached by BLC on October 16, 2000, initiated its work on October 17, 2000 and was formally retained on October 25, 2000. Ryan, Beck was engaged by BLC to conduct a due diligence review of BLC with the objective of developing a full understanding of the business and characteristics of BLC and to perform a current valuation analysis of BLC. Ryan, Beck was also engaged to analyze and evaluate, with BLC's management and board of directors, any proposals received from any potential acquirors relating to a sale or merger, conduct an appropriate due diligence investigation of an acquiror and provide a fairness opinion, if requested. As part of its investment banking business, Ryan, Beck is continually engaged in the valuation of financial institutions in connection with mergers, acquisitions and other securities-related transactions. Ryan, Beck was selected by BLC because of Ryan, Beck's knowledge of, experience with, and reputation in the financial services industry.



     Ryan, Beck did not act as BLC's financial advisor in connection with the consideration of the merger or in connection with the negotiation of the merger agreement. At BLC's request, representatives of Ryan, Beck presented their preliminary analysis at the October 27, 2000 meeting of the BLC board of directors. Representatives of Ryan, Beck attended the October 31, 2000 meeting of the BLC board of directors at which the merger agreement was considered and approved. At the meeting, Ryan, Beck rendered its oral opinion to the BLC board of directors, subsequently confirmed by a formal written opinion as of the same date, that based on and subject to the assumptions, factors, and limitations as set forth in the opinion and as described below, the exchange ratio in the merger as provided and described in the merger agreement is fair to shareholders, including unaffiliated shareholders, of BLC common stock from a financial point of view. The exchange ratio applies only to those shareholders who will not receive Class B common stock in the BLC recapitalization. Ryan, Beck reissued its opinion as of the date of this proxy statement/prospectus. No limitations were imposed by the BLC board of directors upon Ryan, Beck with respect to the investigations made or procedures followed by it in arriving at its opinion.



     THE FULL TEXT OF RYAN, BECK'S OPINION, DATED THE DATE OF THIS PROXY STATEMENT/ PROSPECTUS, SETS FORTH ASSUMPTIONS MADE AND MATTERS CONSIDERED, IS ATTACHED AS APPENDIX C, TO THIS PROXY STATEMENT/PROSPECTUS. STOCKHOLDERS OF BLC ARE URGED TO READ RYAN, BECK'S OPINION IN ITS ENTIRETY. RYAN, BECK'S OPINION WAS DIRECTED TO THE BLC BOARD OF DIRECTORS AND WAS PROVIDED TO THE BLC BOARD OF DIRECTORS FOR ITS INFORMATION IN CONSIDERING THE MERGER. RYAN, BECK'S OPINION IS DIRECTED ONLY TO THE FINANCIAL FAIRNESS OF THE EXCHANGE RATIO AND IS NOT A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW A BLC SHAREHOLDER SHOULD VOTE AT THE BLC SPECIAL MEETING. THE SUMMARY OF THE RYAN, BECK OPINION SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION. IN RENDERING ITS OPINION, RYAN, BECK DOES NOT ADMIT THAT IT IS AN

EXPERT WITHIN THE MEANING OF THE TERM "EXPERT" AS USED WITHIN THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR THAT ITS OPINION CONSTITUTES A REPORT OR VALUATION WITHIN THE MEANING OF SECTION 11 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

     In connection with its opinion, Ryan, Beck reviewed the following items:

     - The merger agreement and related documents;

     - The Futuronics merger agreement and related documents pursuant to which Futuronics, the holder of 2,595,224 shares of BLC common stock, will be paid $9,083,284 in cash;

     - This document, but only in connection with Ryan, Beck's updated opinion;


     - Allied Capital's annual report to shareholders and annual report on Form 10-K for the years ended December 31, 1999, 1998, and 1997;



     - Allied Capital's quarterly reports on Form 10-Q for the periods ended September 30, 2000, June 30, 2000 and March 31, 2000;



     - BLC's annual reports to shareholders on Form 10-K for the fiscal years ended June 30, 2000, 1999 and 1998;



     - BLC's quarterly reports on Form 10-Q for the periods ended September 30, 2000, March 31, 2000, December 31, 1999, and September 30, 1999;



     - Allied Capital's proxy statement dated October 5, 2000;



     - BLC's proxy statement dated February 23, 2000;


     - The historical stock prices and trading volume of Allied Capital common stock;

     - The historical stock prices and trading volume of BLC common stock;


     - Certain operating and financial information provided to Ryan, Beck by the management of BLC and Allied Capital relating to its business and prospects including but not limited to minutes of the board of directors of both Allied Capital and BLC, detailed internal financial statements of BLC, reports detailing BLC's asset quality and reports detailing BLC's historical loan origination volumes;


     - The publicly available financial data of specialty finance companies which Ryan, Beck deemed generally comparable to BLC;

     - The terms of recent acquisitions of specialty finance companies which Ryan, Beck deemed generally comparable in whole or in part to Allied Capital's acquisition of BLC; and

     - The current market environment in general and the specialty finance company market in particular.

     Additionally, Ryan, Beck:

     - Conducted such other studies, analyses, inquiries and examinations as Ryan, Beck deemed appropriate; and


     - Met with members of Allied Capital's and BLC's senior management to discuss Allied Capital's and BLC's past and current business operations, regulatory standing, financial condition, strategic plan and possible future performance, including any possible operating efficiencies and synergies which may arise from the merger.



     In connection with its review, Ryan, Beck relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information regarding Allied Capital, BLC and their subsidiaries provided to Ryan, Beck by Allied Capital and BLC and its representatives. Ryan, Beck is not an expert in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowances for losses. Therefore, Ryan, Beck has not assumed any responsibility for making an independent evaluation of the adequacy of the allowance for loan losses set forth in the balance sheet of BLC at September 30, 2000; and Ryan, Beck assumed such allowances were adequate and complied fully with applicable law, regulatory policy, and the policies of the Commission as of the date of such financial statements. With respect to Allied Capital, Ryan, Beck is not an expert in the valuation of its private debt and equity investments. Therefore, Ryan, Beck has not assumed any responsibility for making an independent valuation or appraisal of the carrying value of such investments. Ryan, Beck has reviewed certain historical financial data provided by Allied Capital and BLC. Ryan, Beck also discussed future prospects and performance with the managements of Allied Capital and BLC. Ryan, Beck assumed that these discussions reflected the best currently available information and judgments of the respective managements. Ryan, Beck was not retained to nor did it make any independent evaluation or appraisal of the assets or liabilities of Allied Capital, BLC or their respective subsidiaries. Ryan, Beck also assumed that the merger in all respects is, and will be, consummated in compliance with all laws and regulations applicable to Allied Capital and BLC.



     The preparation of a fairness opinion on the merger involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, Ryan, Beck's opinion is not readily susceptible to summary description. In arriving at its opinion, Ryan, Beck performed a variety of financial analyses. Ryan, Beck believes that its analyses must be considered as a whole and that the consideration of portions of such analyses and the factors considered therein, or any one method of analysis, without considering all factors and analyses, could create an incomplete view of the analyses and the process underlying Ryan, Beck's opinion. No one method of analysis was assigned greater significance than any other. All material analyses prepared by Ryan, Beck are described hereunder.



     In its analyses, Ryan, Beck made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of Allied Capital or BLC. Any estimates contained in Ryan, Beck's analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than such estimates. The only material assumption made by Ryan, Beck not otherwise mentioned in this section was that federal funding of the Small Business Administration's loan programs are not discontinued or materially reduced. Estimates of values of companies do not purport to be appraisals nor do they necessarily reflect prices at which companies or their securities may actually be sold. The earnings estimates furnished to Ryan, Beck were prepared by the senior management of Allied Capital and BLC. These estimates, as well as other information provided by BLC and Allied Capital relating to their business and prospects were prepared by the senior management of BLC and Allied

Capital for internal purposes only and not with a view towards public disclosure. Those earnings estimates, as well as the other estimates relied upon by Ryan, Beck in their analyses, were based on numerous variables and assumptions which are inherently uncertain and, accordingly, actual results could vary materially to those set forth in such information. Ryan, Beck expressed no opinion as to any financial prospects or the assumptions on which they were based.



     In evaluating the merger, Ryan, Beck, BLC's financial advisor, had oral discussions with Allied Capital's management regarding the future performance of Allied Capital for the years ending December 31, 2001 and 2002. Allied Capital's estimates in these discussions were based on assumptions which Allied Capital's management believed reasonable at the time relating to the interest rate environment and to Allied Capital's portfolio and asset growth. Allied Capital management's belief as to the reasonableness of its assumptions was based on Allied Capital's history of operations. Allied Capital's management indicated to Ryan, Beck that, before giving effect to the merger, it believed and continues to believe that Allied Capital's net income per share in 2001 would be approximately 15% higher than it would be in 2000, and that the growth in 2002 net income over 2001 would be between 15% and 20%. Allied Capital's management believed that the effect of the merger would not change their estimations of future 2001 and 2002 net income growth. Ryan, Beck relied on these estimates without independent verification.



     The expectations as to future operations are forward-looking statements. There can be no assurance that the expectations will be realized. The expectations are inherently subject to significant economic and competitive risk and uncertainties many of which are beyond the company's control. These risks and uncertainties could cause actual results or performance to differ materially from expectations as to future performance. Some of the risks and uncertainties that could materially impact Allied Capital's business and its expectations as to future performance have been described under the heading "Forward-Looking Statements."



     The following is a brief summary of the analyses and procedures performed by Ryan, Beck in arriving at its opinion and presented at the October 27, 2000 and October 31, 2000 meetings of the BLC board of directors. The only material difference between such presentations was that stock prices were updated where appropriate. The financial data provided for all companies is derived from financial data published by SNL Securities LC and publicly available sources.


Analysis of Selected Publicly Traded Companies.

     Ryan, Beck compared certain of BLC's financial data as of June 30, 2000 and market data as of October 27, 2000 to a peer group of fourteen selected specialty finance companies that Ryan, Beck considered generally comparable to BLC. These fourteen companies are located in the United States, had market capitalization of between $20 million and $200 million and had available public trading and pricing information. Ryan, Beck noted that none of the peer group companies were identical to BLC and that any analysis of the peer companies necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would necessarily affect the relative trading values.

                                                               PEER GROUP   PEER GROUP
                                                       BLC      AVERAGE       MEDIAN
($000S)                                              -------   ----------   ----------
Market Capitalization..............................  $43,070    $ 84,565     $ 70,620
Price to Earnings..................................    9.68x      11.96x       10.40x
Price to Book Value................................    1.73x       0.89x        0.71x
Dividend Yield.....................................    0.00%       2.65%        0.73%
Total Assets.......................................  $85,896    $422,534     $411,013
Total Equity.......................................  $25,091    $101,930     $ 76,797
Equity/Assets......................................      29%         30%          24%
Return on Average Assets...........................    6.86%       3.30%        2.55%
Return on Average Equity...........................   23.88%      10.83%       11.13%

     Ryan, Beck noted that BLC was smaller, in terms of market capitalization, than the peer group average and median. Ryan, Beck also noted that BLC was smaller in terms of assets and equity as compared to the average and median of the peer group. The peer group's dividend yield was higher than BLC, which historically has not paid a dividend. Ryan, Beck further noted that BLC's ratio of equity to assets of 29% was slightly lower than the peer group average of 30% but above the peer group median of 24%. Ryan, Beck noted that the performance of BLC as measured by return on average assets and return on average equity was superior to the peer group. Finally, Ryan, Beck noted that BLC was trading at a lower multiple to earnings when compared to the peer group but significantly more than the peer group on a price to book value basis.

Analysis of Selected Transactions.


     Ryan, Beck compared BLC's financial data as of June 30, 2000 with that of a group of eighteen specialty finance companies being acquired in transactions announced since January 1, 1998 and for which pricing data pertaining to the transactions was publicly available. The criteria for this group were specialty finance companies in the United States where the transaction value was between $50 million and $250 million. The following table compares selected statistics of BLC with the average and median ratios for the eighteen acquired companies in these transactions:


                                                       PEER GROUP   PEER GROUP
                                               BLC      AVERAGE       MEDIAN
($000S)                                      -------   ----------   ----------
Total Assets...............................  $85,896   $  246,482    $104,277
Gross Loans................................   31,486      288,414      59,559
Equity.....................................   25,091       94,882      66,662
Managed Receivables........................  376,007    2,815,455     529,198
Revenue....................................   26,366      113,217     104,962
Net Income.................................    5,282       14,710       9,617


     Assuming a transaction value of $3.50 per share, determined by multiplying the exchange ratio by Allied Capital's average closing stock price for the past twenty trading days ended October 27, 2000, Ryan, Beck calculated the transaction value as a multiple of book value, last 12 months diluted earnings, revenue and assets as follows:

Percentage of stated book value.............................    285%
Multiple of last twelve months diluted earnings.............   15.9x
Multiple of revenue.........................................   3.47x
Percent of assets...........................................    106%

     The mean and median pricing ratios for the comparable transactions are illustrated in the chart below:

                              PRICE/BOOK   PRICE/LTM
         PEER GROUP             VALUE      EARNINGS    PRICE/REVENUE   PRICE/ASSETS
         ----------           ----------   ---------   -------------   ------------
Mean........................     186%        15.4x         2.50x            83%
Median......................     194%        14.6x         1.41x            62%
Allied Capital/BLC..........     285%        15.9x         3.47x           106%

     The imputed per share value of BLC, based upon the mean and median acquisition multiples, as shown in the table directly above, when applied to BLC's book value, diluted earnings per share, revenue and assets for the twelve months ended or as of June 30, 2000 results in acquisition values of BLC shown in the chart below:

                              PRICE/BOOK   PRICE/LTM
                                VALUE      EARNINGS    PRICE/REVENUE   PRICE/ASSETS
                              ----------   ---------   -------------   ------------
Mean........................    $2.29        $3.38         $3.22          $3.50
Median......................    $2.38        $3.21         $1.82          $2.61


     No company or transaction used in the analysis of selected transactions is identical to Allied Capital, BLC or the merger. Accordingly, an analysis of the results of the foregoing is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved and other factors that could affect the trading values of the securities of the company or companies to which they are being compared. This analysis was used to compare BLC to other publicly traded specialty finance companies and was not used to estimate a range of implied equity values for BLC.


Discounted Dividend Analysis.


     Using a discounted dividend analysis, Ryan, Beck estimated the present value of the future dividend stream that BLC could produce in perpetuity. Projection ranges for BLC's five year balance sheet and income statement were estimated using assumed growth rates. These projections are by their nature, forward-looking and may differ materially from the actual future values or actual future results. The actual future values or results may be significantly more or less favorable than suggested by such projections. In producing a range of per share BLC values, Ryan, Beck utilized the following assumptions: (1) discount rates ranging from 12.0% to 16.0%; (2) terminal price/earnings multiples range from 12.0x to 14.0x, which, when applied to terminal year estimated earnings, produces a value which approximates the net present value of the dividends in perpetuity, given certain assumptions regarding growth rates and discount rates; and (3) estimated transaction and restructuring charges incurred by an acquiror. The discount rates selected were deemed by Ryan, Beck to reflect its current views on the long-term return requirements for investors in specialty lenders comparable to BLC. The terminal value multiples were deemed by Ryan, Beck to reflect long-term price earnings multiples for specialty lenders comparable to BLC. The discounted dividend analysis produced the range of net present values per share of BLC common stock illustrated in the chart below:


TERMINAL YEAR       DISCOUNT RATE
 MULTIPLE OF    ----------------------
  EARNINGS      12.00%  14.00%  16.00%
-------------   ------  ------  ------
   12.00x       $3.29   $3.02   $2.77
   13.00x       $3.54   $3.24   $2.97
   14.00x       $3.78   $3.46   $3.18

     These analyses do not purport to be indicative of actual values or expected values or an appraisal range of the shares of BLC common stock. The discounted dividend analysis is a widely used valuation methodology, but Ryan, Beck noted that it relies on numerous assumptions, including expense savings levels, dividend payout rates, terminal values and discount rates, the future values of which may be significantly more or less than such assumptions. Any variation from these assumptions would likely produce different results.

Break-Even Analysis.

     Using a break-even analysis, Ryan, Beck estimated the earnings per share growth rate necessary for the present value of BLC's future stock price to equal the implied $3.50 acquisition price per share. In producing the earnings growth rate, Ryan, Beck utilized the following assumptions: 2001 EPS estimate of $0.27 per share, discount rates ranging from 14% to 17%, and price/earnings multiples ranging from 10.0x to 16.0x. The break-even analysis produced the range of five year earnings growth rates illustrated in the chart below:

                         TERMINAL YEAR                   DISCOUNT RATE
                          MULTIPLE OF     --------------------------------------------
                           EARNINGS:       14.0%       15.0%       16.0%       17.0%
                         -------------    --------    --------    --------    --------
Market                       10.0x         25.5%       26.9%
Multiple                     12.0x         20.0%       21.6%
Acquisition                  14.0x                                 18.4%       19.5%
Multiple                     16.0x                                 14.2%       15.5%


     Ryan, Beck noted that, using discount rates of 14.0% and 15.0% BLC would have to achieve annual earnings growth 20.0% and 25.5%, respectively, over the next five years and have its common stock trade at a price to earnings ratio of 10.0x and 12.0x, respectively, in order to achieve a stock price equivalent to the price offered by Allied Capital. Ryan, Beck further noted that BLC stock price as of October 30, 2000 represented a multiple of 9.9 times BLC's diluted earnings per share for the fiscal year ended June 30, 2000.


     These analyses do not purport to be indicative of actual values or expected values or an appraisal range of the shares of BLC common stock. The break-even analysis is a widely used valuation methodology, but Ryan, Beck noted that it relies on numerous assumptions, including projected earnings, price/earnings multiples, discount rates, and Allied Capital's offer per share to BLC shareholders, the future values of which may be significantly more or less than such assumptions. Any variation from these assumptions would likely produce different results.

Impact Analysis.


     Ryan, Beck reviewed the analysis prepared by Allied Capital of the impact of the merger on Allied Capital's projected 2001 and 2002 earnings per share based on Allied Capital's projected 2001 and 2002 earnings which were provided by the management of Allied Capital. This analysis showed that the merger would not increase or decrease Allied Capital's projected 2001 and 2002 earnings per share. Ryan, Beck analyzed the impact of the merger on BLC's values per Allied Capital share based on the exchange ratio of 0.180 shares of Allied Capital common stock for each share of BLC's common stock using pro forma projected 2001 and 2002 earnings per share. That analysis found that, based on such exchange ratio, BLC's equivalent projected 2001 earnings per share would increase by approximately 48% and projected 2002 earnings per share would increase by approximately 36%. Additionally, based on Allied Capital's current quarterly dividend ($0.46 per share declared October 18, 2000), BLC's shareholders would receive equivalent annual dividends of $0.33 per BLC share compared with no dividends at the present time. These forward looking projections may be effected by many factors beyond the control of Allied Capital or BLC, including the future direction of interest rates, economic conditions in the companies' market place and nationally, the actual amount and timing of synergies achieved through the merger, the actual level of revenue enhancements brought about through the merger, future regulatory changes and various other factors. The actual results achieved may vary from the projected results and the variations may be material.



     In connection with the confirmation of its opinion for this proxy statement/ prospectus, Ryan, Beck confirmed the appropriateness of its reliance on the analyses used to render its October 31, 2000 opinion by performing procedures to update such analyses and by reviewing the assumptions and conclusions contained in the October 31, 2000 opinion.



     Ryan, Beck's opinion was based solely upon the information available to it and the economic, market and other circumstances as they existed as of the date of the opinion. Ryan, Beck did not and does not express any opinion as to the price or range of prices at which Allied Capital common stock may trade subsequent to the merger. Ryan, Beck was not requested to, and did not, solicit third party indications of interest in acquiring BLC or in engaging in a business combination or any other strategic transaction with BLC. Further, Ryan, Beck understands that BLC retained another financial advisor who assisted in the structuring of this transaction and who also was not requested to and did not solicit third party indications of interest in acquiring BLC. Events occurring after such date could materially affect the assumptions and conclusions contained in Ryan, Beck's opinion. Ryan, Beck has not undertaken to reaffirm or revise its opinion or otherwise comment upon any events occurring after the date of its opinion.



     The summary set forth above does not purport to be a complete description, but is a brief summary of the material analyses and procedures performed by Ryan, Beck in arriving at its opinion. No single analysis or item described above, when viewed in the context of all of the factors which Ryan, Beck considered in arriving at its opinion, did not support the opinion rendered by Ryan, Beck.



     As compensation for its services in rendering a fairness opinion to BLC in connection with the merger, BLC agreed to pay Ryan, Beck a fee of $125,000, of which $62,500 was payable upon retaining Ryan, Beck and the remainder of which was payable upon delivering this opinion. The agreed upon fee was determined through negotiation between Ryan, Beck and BLC. No portion of the fee paid to Ryan, Beck was contingent upon the conclusion reached in its opinions. In addition, BLC has agreed to reimburse Ryan, Beck for its reasonable out-of-pocket expenses, including the fees and expense of its legal counsel, and to indemnify Ryan, Beck against certain liabilities, including liabilities under federal securities laws, relating to, arising out of or in connection with its engagement.


     Prior to this engagement, Ryan, Beck has had an investment banking relationship with BLC. Ryan, Beck was retained by BLC to pursue a private placement of debt securities. As a result of market conditions, such private placement was not consummated. Ryan, Beck did not receive any compensation with respect to this engagement. Ryan, Beck's research department does not provide published investment analysis on BLC.

     Ryan, Beck has not had an investment banking relationship with Allied Capital. Ryan, Beck's research department does not provide published investment analysis on Allied Capital. Ryan, Beck is not a market maker in Allied Capital common stock.

     Ryan, Beck has been retained by Futuronics, in the separate but related acquisition of Futuronics by Allied Capital, to opine on the consideration to be received by Futuronics shareholders. Futuronics agreed to pay Ryan, Beck a fee of $75,000, of which $37,500 was payable upon retaining Ryan, Beck and the remainder of which was payable upon delivering its opinion. No portion of the fee paid to Ryan, Beck was contingent upon the conclusion reached in its opinions. In addition, Futuronics has agreed to reimburse Ryan, Beck for its reasonable out-of-pocket expenses, including the fees and expense of its legal counsel, and to indemnify Ryan, Beck against certain liabilities, including liabilities under federal securities laws, relating to, arising out of or in connection with its engagement. Ryan, Beck has not had a prior investment banking relationship with Futuronics.


     Ryan, Beck recognized that BLC shareholders are receiving shares of Allied Capital common stock in a tax-free transaction and that Futuronics shareholders are receiving cash in a taxable transaction. Ryan, Beck concluded that the $9,083,284 of aggregate consideration would be equal to approximately $3.50 in cash for each BLC share held by Futuronics given that the expected remaining other net assets of Futuronics have an insignificant aggregate value. The difference in consideration type was negotiated by the parties. Ryan, Beck noted that the exchange ratio to be received by BLC shareholders was determined based upon the 20 day average closing price of Allied Capital's common stock and that based on the 20 day period ending October 31, 2000 BLC shareholders would have received approximately $3.51 of value per share. Ryan, Beck further noted that based on Allied Capital's closing share price as of December 7, 2000, BLC shareholders would have received approximately $3.67 of value per share. Ryan, Beck noted that at closing of the transaction the consideration received by BLC shareholders may be more or less than $3.50 per share depending upon the stock price of Allied Capital common stock.


     In the ordinary course of its business, Ryan, Beck actively trades equity securities for its own account and the account of its customers. Accordingly, Ryan, Beck may at any time hold a long or short position in either BLC or Allied Capital.

ADVICE OF FINANCIAL ADVISORS



Josephthal & Co., Inc.



     In addition to the advice of Ryan, Beck, BLC engaged Josephthal to advise BLC about the structure and terms of the merger. Josephthal assembled publicly available information regarding Allied Capital. Josephthal performed financial analyses to further strategic negotiations with a view towards maximizing consideration to be received by BLC shareholders. As compensation for its services, BLC agreed to pay Josephthal $1.3 million based upon the closing price of Allied Capital common stock on December 7, 2000. Futuronics agreed to pay Josephthal $0.1 million in conjunction with similar services rendered to Futuronics. In addition, BLC has agreed to reimburse Josephthal for its reasonable out-of-pocket expenses, including the fees and expense of its legal counsel, and to indemnify Josephthal against certain liabilities, including liabilities under federal securities laws, relating to, arising out of or in connection with its engagement. Robert W. Wien, a director of BLC, is a Senior Managing Director of Josephthal. As part of its investment banking business, Josephthal is continually engaged as a financial advisor in connection with mergers, acquisitions and other securities-related transactions. Josephthal was selected by BLC because of its qualification as financial advisor and its prior investment banking relationship with BLC.



     On October 27, 2000, Josephthal made a presentation to the BLC board of directors outlining the transaction and providing a summary of publicly available information regarding Allied Capital. In particular, Josephthal used summary bullet points to provide a brief overview of the transaction structure, including information regarding the percentage ownership that Allied Capital would hold in BLC as well as the percentage ownership retained by current BLC shareholders and management. The summary also included the approximate share price of $3.50 to be paid for each BLC share purchased by Allied Capital.



     Josephthal then presented a series of overhead slides providing publicly available information regarding Allied Capital. The majority of information provided in this section was derived directly from publicly available information and diligence of Allied Capital. Data provided included, but was not limited to, information regarding earnings, growth, dividend distribution, portfolio size and composition, recent transactions and sponsors. Josephthal also provided financial data consisting of historical balance sheet information, earnings information, dividend information and trends of various financial measurements. Public data also included a summary of EPS estimates as provided by First Call as well as a breakdown of estimates and target share prices as reported by the analysts covering the Allied Capital stock.



     After providing information regarding Allied Capital, Josephthal, along with BLC management provided an overview of the Allied Capital Express business and organization.



     Josephthal ended its presentation with an overview of the highlights of the transaction that included the premium being paid over BLC's current per share price, the increase in liquidity and the strength of the Allied Capital stock as a viable purchasing security.



Jolson Merchant Partners



     Allied Capital engaged Jolson Merchant Partners as its financial advisor for the transaction. Jolson Merchant Partners performed a variety of advisory and investment banking services to Allied Capital in connection with the BLC transaction. Jolson

Merchant Partners assisted Allied Capital in analyzing the business plan and financial structure of BLC, helped to analyze financial projections for BLC and consulted with Allied Capital with respect to the financial aspects of the transaction. Jolson assisted Allied Capital in the preparation of its analysis of the transaction, and did not independently prepare any report, opinion or other material. Jolson assisted in the negotiations for the transaction. Jolson did not provide a fairness opinion on the merger or any related transactions. As compensation for its services, Allied Capital agreed to pay Jolson a fee of $1.5 million based upon the closing price of Allied Capital common stock on December 7, 2000.



FAIRNESS OPINION OF FUTURONICS' FINANCIAL ADVISOR



     On October 30, 2000, Futuronics formally retained Ryan, Beck to assist the Futuronics board of directors in its examination of the fairness, from a financial point of view, of the aggregate consideration of $9,083,284 in cash to be received by Futuronics and in the merger between Futuronics and an acquisition subsidiary of Allied Capital. Ryan, Beck was engaged by Futuronics to conduct due diligence of Futuronics with the objective of developing a full understanding of the business and characteristics of Futuronics and to perform a current valuation of Futuronics. Ryan, Beck was also engaged to analyze and evaluate, with Futuronics management and board of directors any proposals received from any potential acquirors relating to a sale or merger, conduct an appropriate due diligence investigation of an acquiror and provide a fairness opinion, if requested. As part of its investment banking business, Ryan, Beck is continually engaged in the valuation of financial institutions in connection with mergers, acquisitions and other securities-related transactions. Ryan, Beck was selected by Futuronics because of Ryan, Beck's knowledge of, experience with, and reputation in the financial services industry.



     Ryan, Beck rendered its oral opinion to the Futuronics board of directors on October 31, 2000 subsequently confirmed by a formal written opinion as of the same date, that based on and subject to the assumptions, factors, and limitations as set forth in the opinion and as described below, the aggregate consideration in the Futuronics transaction as provided and described in the Futuronics merger agreement is fair to stockholders of Futuronics common stock from a financial point of view. Ryan, Beck reissued its opinion as of the date of this document (a copy of which is attached as Appendix D). No limitations were imposed by the Futuronics board of directors upon Ryan, Beck with respect to the investigations made or procedures followed by it in arriving at its opinion.



     The full text of Ryan, Beck's opinion which sets forth assumptions made and matters considered, is attached as Appendix D to this document. The summary of the Ryan, Beck opinion set forth in this document is qualified in its entirety by reference to the full text of the opinion. In rendering its opinion, Ryan, Beck does not admit that it is an expert within the meaning of the term "expert" as used within the Securities Act of 1933, and the rules and regulations promulgated thereunder, or that its opinion constitutes a report or valuation within the meaning of Section 11 of the Securities Act of 1933, and the rules and regulations promulgated thereunder.



     In connection with its opinion, Ryan, Beck reviewed the following documents:



     - The BLC merger agreement and related documents;



     - The Futuronics merger agreement and related documents pursuant to which Futuronics, the holder of 2,595,224 shares of BLC common stock, will be paid $9,083,284 in cash;

     - This document, but only in connection with Ryan, Beck's updated opinion;



     - Allied Capital's annual report to shareholders and annual report on Form 10-K for the years ended December 31, 1999, 1998, and 1997;



     - Allied Capital's quarterly reports on Form 10-Q for the periods ended September 30, 2000, June 30, 2000 and March 31, 2000;



     - Futuronics unaudited balance sheets as of February 29, 2000 and October 30, 2000 and unaudited income statement for the eight months ended October 30, 2000;



     - Futuronics U.S. corporate income tax returns for the fiscal years ended February 28, 1997, February 28, 1998, February 28, 1999;



     - BLC's annual reports to shareholders on Form 10-K for the fiscal years ended June 30, 2000, 1999 and 1998;



     - BLC's quarterly reports on Form 10-Q for the periods ended September 30, 2000, March 31, 2000, December 31, 1999 and September 30, 1999;



     - Allied Capital's proxy statement dated October 5, 2000;



     - BLC's proxy statement dated February 23, 2000;



     - The historical stock prices and trading volume of BLC's common stock;



     - Certain operating and financial information provided to Ryan, Beck by the management of BLC and Allied Capital relating to its business and prospects including but not limited to minutes of the board of directors of both Allied Capital and BLC, detailed internal financial statements of BLC, reports detailing BLC's asset quality and reports detailing BLC's historical loan origination volume; and



     - The publicly available financial data of specialty finance companies which Ryan, Beck deemed generally comparable to BLC;



     - The terms of recent acquisitions of specialty finance companies which Ryan, Beck deemed generally comparable in whole or in part to the Allied Capital acquisition of BLC.



     Additionally, Ryan, Beck:



     - Conducted such other studies, analyses, inquiries and examinations as Ryan, Beck deemed appropriate;



     - Met with certain members of Allied Capital's and BLC's senior management to discuss Allied Capital's and BLC's past and current business operations, regulatory standing, financial condition, strategic plan, and possible future performance, including any possible operating efficiencies and synergies which may arise from the merger; and



     - Held discussions with the President of Futuronics to discuss Futuronics' past and current business operations, regulatory standing, financial condition.



     In connection with its review, Ryan, Beck relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information regarding Futuronics, Allied Capital, BLC and their subsidiaries provided to Ryan, Beck by Futuronics, Allied Capital, BLC and its representatives. Ryan, Beck is not an expert in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowances for losses. Therefore, Ryan, Beck has not assumed any responsibility for making an independent evaluation of the adequacy of the allowance for loan losses set forth in the balance sheets of BLC at September 30, 2000, and Ryan, Beck assumed such allowances were adequate and complied fully with applicable law, regulatory policy, and the policies of the Commission as of the date of such financial statements. With respect to Allied Capital, Ryan, Beck is not an expert in the valuation of its private debt and equity investments. Therefore, Ryan, Beck has not assumed any responsibility for making an independent valuation or appraisal of the carrying value of such investments. Ryan, Beck has reviewed certain historical financial data provided by Futuronics, Allied Capital and BLC. Ryan, Beck also discussed future prospects and performance with the managements of Futuronics, Allied Capital and BLC. Ryan, Beck assumed that these discussions reflected the best currently available information and judgments of the respective managements. Ryan, Beck was not retained to nor did it make any independent evaluation or appraisal of the assets or liabilities of Futuronics, Allied Capital, BLC or their respective subsidiaries.



     The preparation of a fairness opinion on the merger involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, Ryan, Beck's opinion is not readily susceptible to summary description. In arriving at its opinion, Ryan, Beck performed a variety of financial analyses. Ryan, Beck believes that its analyses must be considered as a whole and that the consideration of portions of such analyses and the factors considered therein, or any one method of analysis, without considering all factors and analyses, could create an incomplete view of the analyses and the process underlying Ryan, Beck's opinion. No one method of analysis was assigned greater significance than any other. All material analyses prepared by Ryan, Beck are described hereunder.



     In its analysis, Ryan, Beck made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of Futuronics, Allied Capital or BLC. Any estimates contained in Ryan, Beck's analysis are not necessarily indicative of future results or values, which may be significantly more or less favorable than such estimates. The only material assumption made by Ryan, Beck not otherwise mentioned in this section was that federal funding of the Small Business Administration's loan programs are not discontinued or materially reduced. Estimates of values of companies do not purport to be appraisals nor do they necessarily reflect prices at which companies or their securities may actually be sold. The earnings estimates furnished to Ryan, Beck were prepared by the senior management of Allied Capital and BLC. These estimates and information provided by BLC and Allied Capital relating to their business and prospects were prepared by the senior management of BLC and Allied Capital for internal purposes only and not with a view towards public disclosure. Those earnings estimates relied upon by Ryan, Beck in their analyses, were based on numerous variables and assumptions which are inherently uncertain and, accordingly, actual results could vary materially to those set forth in such information. Ryan, Beck expressed no opinion as to such financial prospects or the assumptions on which they were based.



     The following is a brief summary of the analyses and procedures performed by Ryan, Beck in arriving at its opinion. The financial data provided for all companies is derived from financial data published by SNL Securities, LC and publicly available sources.

Analysis of Futuronics.



     Ryan, Beck noted that Futuronics has limited operations and that the primary asset of Futuronics is its investment in BLC. Accordingly, Ryan, Beck concentrated its analysis on the valuation of the 2,595,224 shares of BLC common stock owned by Futuronics. Ryan, Beck noted that in addition to its investment in BLC common stock Futuronics held cash and cash equivalents of $418,390, a mortgage receivable of $106,000 and other assets of $9,985. Futuronics' balance sheet did not reflect any liabilities as of October 30, 2000. Based on discussions with Futuronics, Ryan, Beck estimated Futuronics would incur expenses of approximately $400,000 in connection with the sale to Allied Capital. Based on the closing price of BLC common stock on October 30, 2000 of $2.3125 per share, the BLC shares held by Futuronics had a market value of approximately $6,001,456.



Analysis of Selected Publicly Traded Companies.



     Ryan, Beck compared certain of BLC's financial data as of June 30, 2000 and market data as of October 27, 2000 to a peer group of fourteen selected specialty finance companies that Ryan, Beck considered generally comparable to BLC. These fourteen companies are located in the United States, had market capitalization of between $20 million and $200 million and had available public trading and pricing information. Ryan, Beck noted that none of the peer group companies were identical to BLC and that any analysis of the peer companies necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would necessarily affect the relative trading values.



                                                               PEER GROUP   PEER GROUP
                                                       BLC      AVERAGE       MEDIAN
                      ($000S)                        -------   ----------   ----------
Market Capitalization..............................  $43,070    $ 84,565     $ 70,620
Price to Earnings..................................    9.68x      11.96x       10.40x
Price to Book Value................................    1.73x       0.89x        0.71x
Dividend Yield.....................................    0.00%       2.65%        0.73%
Total Assets.......................................  $85,896    $422,534     $411,013
Total Equity.......................................  $25,091    $101,930     $ 76,797
Equity/Assets......................................      29%         30%          24%
Return on Average Assets...........................    6.86%       3.30%        2.55%
Return on Average Equity...........................   23.88%      10.83%       11.13%



     Ryan, Beck noted that BLC was smaller, in terms of market capitalization, than the peer group average and median. Ryan, Beck also noted that BLC was smaller in terms of assets and equity as compared to the average and median of the peer group. The peer group's dividend yield was higher than BLC, which has historically not paid a dividend. Ryan, Beck further noted that BLC's ratio of equity to assets of 29% was slightly lower than the peer group average of 30% but above the peer group median of 24%. Ryan, Beck noted that the performance of BLC as measured by return on average assets and return on average equity was superior to the peer group. Finally, Ryan, Beck noted that BLC was trading at a lower multiple to earnings when compared to the peer group but significantly more than the peer group on a price to book value basis.

Analysis of Selected Transactions.



     Ryan, Beck compared BLC's financial data as of June 30, 2000 with that of a group of eighteen specialty finance companies being acquired in transactions announced since January 1, 1998 and for which certain pricing data pertaining to the transactions was publicly available. The criteria for this group were specialty finance companies in the United States where the transaction value was between $50 million and $250 million. The following table compares selected statistics of BLC with the average and median ratios for the eighteen acquired companies in these transactions:



                                                       PEER GROUP   PEER GROUP
                  ($000S)                      BLC      AVERAGE       MEDIAN
                  -------                    -------   ----------   ----------
Total Assets...............................  $85,896   $  246,482    $104,277
Gross Loans................................   31,486      288,414      59,559
Equity.....................................   25,091       94,882      66,662
Managed Receivables........................  376,007    2,815,455     529,198
Revenue....................................   26,366      113,217     104,962
Net Income.................................    5,282       14,710       9,617



     Assuming a transaction value of $3.50 per share of BLC common stock, determined by dividing the aggregate consideration by the number of BLC shares held by Futuronics, Ryan, Beck calculated the transaction value as a multiple of book value, last 12 months diluted earnings, revenue and assets as follows:



Percentage of stated book value.............................  285%
Multiple of last twelve months diluted earnings.............  15.9x
Multiple of revenue.........................................  3.47x
Percent of assets...........................................  106%



     The mean and median pricing ratios for the comparable transactions are illustrated in the chart below:



                              PRICE/BOOK   PRICE/LTM
                                VALUE      EARNINGS    PRICE/REVENUE   PRICE/ASSETS
                              ----------   ---------   -------------   ------------
Peer Group
Mean........................     186%        15.4x         2.50x            83%
Median......................     194%        14.6x         1.41x            62%
Allied Capital/BLC..........     285%        15.9x         3.47x           106%



     The imputed per share value of BLC, based upon the mean and median acquisition multiples, as shown in the table directly above, when applied to BLC's book value, diluted earnings per share, revenue and assets for the twelve months ended or as of June 30, 2000 results in acquisition values between $1.82 and $3.50 per share. The range of values determined by the analysis are shown in the chart below:



                              PRICE/BOOK   PRICE/LTM
                                VALUE      EARNINGS    PRICE/REVENUE   PRICE/ASSETS
                              ----------   ---------   -------------   ------------
Mean........................    $2.29        $3.38         $3.22          $3.50
Median......................    $2.38        $3.21         $1.82          $2.61



     Applying these values to the 2,595,224 shares of BLC common stock held by Futuronics results in a value of approximately $4,723,308 to $9,083,284.



     No company or transaction used in the Analysis of Selected Transactions is identical to Allied Capital, BLC or the merger. Accordingly, an analysis of the results of the foregoing is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved and other factors that could affect the trading values of the securities of the company or companies to which they are being compared. This analysis was used to compare BLC to other publicly traded specialty finance companies and was not used to estimate a range of implied equity values for BLC.



Discounted Dividend Analysis.



     Using a discounted dividend analysis, Ryan, Beck estimated the present value of the future dividend stream that BLC could produce in perpetuity. Projection ranges for BLC's five year balance sheet and income statement were estimated using certain assumed growth rates. These projections are by their nature, forward-looking and may differ materially from the actual future values or actual future results. The actual future values or results may be significantly more or less favorable than suggested by such projections. In producing a range of per share BLC values, Ryan, Beck utilized the following assumptions: (1) discount rates ranging from 12.0% to 16.0%; (2) terminal price/earnings multiples range from 12.0x to 14.0x, which, when applied to terminal year estimated earnings, produces a value which approximates the net present value of the dividends in perpetuity, given certain assumptions regarding growth rates and discount rates; and (3) estimated transaction and restructuring charges incurred by an acquiror. The discount rates selected were deemed by Ryan, Beck to reflect its current views on the long-term return requirements for investors in specialty lenders comparable to BLC. The terminal value multiples were deemed by Ryan, Beck to reflect long-term price to earnings multiples for specialty lenders comparable to BLC. The discounted dividend analysis produced the range of net present values of $2.77 to $3.78. The range of values for each discount rate and terminal value are illustrated in the chart below:



                DISCOUNT RATE                          12.00%   14.00%   16.00%
                -------------                          ------   ------   ------
Terminal Year................................  12.00x  $3.29    $3.02    $2.77
Multiple of..................................  13.00x  $3.54    $3.24    $2.97
Earnings.....................................  14.00x  $3.78    $3.46    $3.18



     Applying these values to the 2,595,224 shares of BLC common stock held by Futuronics results in a value of approximately $7,188,770 to $9,809,947.



     These analyses do not purport to be indicative of actual values or expected values or an appraisal range of the shares of BLC common stock. The discounted dividend analysis is a widely used valuation methodology, but Ryan, Beck noted that it relies on numerous assumptions, including expense savings levels, dividend payout rates, terminal values and discount rates, the future values of which may be significantly more or less than such assumptions. Any variation from these assumptions would likely produce different results.



Break-Even Analysis.



     Using a break-even analysis, Ryan, Beck estimated the earnings per share growth rate necessary for the present value of BLC's future stock price to equal the implied $3.50 price per share of BLC common stock owned by Futuronics. In producing the earnings growth rate, Ryan, Beck utilized the following assumptions: 2001 EPS estimate of $0.27 per share, discount rates ranging from 14% to 17%, and price/earnings multiples ranging from 10.0x to 16.0x. The break-even analysis produced the range of five year earnings growth rates illustrated in the chart below:



                                     TERMINAL
                                       YEAR              DISCOUNT RATES
                                    MULTIPLE OF   -----------------------------
                                     EARNINGS:    14.0%   15.0%   16.0%   17.0%
                                    -----------   -----   -----   -----   -----
Market............................     10.0x      25.5%   26.9%
Multiple..........................     12.0x      20.0%   21.6%
Acquisition.......................     14.0x                      18.4%   19.5%
Multiple..........................     16.0x                      14.2%   15.5%



     Ryan, Beck noted that, using discount rates of 14.0% and 15.0% BLC would have to achieve annual earnings growth 20.0% and 25.5%, respectively, over the next five years and have its common stock trade at a price to earnings ratio of 10.0x and 12.0x, respectively, in order to achieve a stock price equivalent to the implied price offered by Allied Capital. Ryan, Beck further noted that BLC stock price as of October 30, 2000 represented a multiple of 9.9x BLC's diluted earnings per share for the fiscal year ended June 30, 2000.



     These analyses do not purport to be indicative of actual values or expected values or an appraisal range of the shares of BLC common stock. The break-even analysis is a widely used valuation methodology, but Ryan, Beck noted that it relies on numerous assumptions, including projected earnings, price/earnings multiples, discount rates, and Allied Capital's offer per share to BLC shareholders, the future values of which may be significantly more or less than such assumptions. Any variation from these assumptions would likely produce different results.



     In connection with its opinion, Ryan, Beck confirmed the appropriateness of its reliance on the analyses used to render its October 31, 2000 opinion by performing procedures to update certain of such analyses and by reviewing the assumptions and conclusions contained in the October 31, 2000 opinion.



     Ryan, Beck's opinion was based solely upon the information available to it and the economic, market and other circumstances, as they existed as of the date of the opinion. Ryan, Beck was not requested to, and did not, solicit third party indications of interest in acquiring Futuronics or in engaging in a business combination or any other strategic transaction with Futuronics. Further, Ryan, Beck understands that Futuronics retained another financial advisor who assisted in the structuring of this transaction and who also was not requested to and did not solicit third party indications of interest in acquiring Futuronics. Events occurring after such date could materially affect the assumptions and conclusions contained in Ryan, Beck's opinion. Ryan, Beck has not undertaken to reaffirm or revise its opinion or otherwise comment upon any events occurring after the date of its opinion.



     The summary set forth above does not purport to be a complete description, but is a brief summary of the material analyses and procedures performed by Ryan, Beck in arriving at its opinion. No single analysis or item described above, when viewed in the context of all of the factors which Ryan, Beck considered in arriving at its opinion, did not support the opinion rendered by Ryan, Beck.



     As compensation for its services in rendering a fairness opinion to Futuronics in connection with the Futuronics transaction, Futuronics agreed to pay Ryan, Beck a fee of $75,000, of which $37,500 was paid upon retaining Ryan, Beck and the remainder of which was paid upon delivering its opinion. No portion of the fee paid to Ryan,

Beck was contingent upon the conclusion reached in its opinions. In addition, Futuronics has agreed to reimburse Ryan, Beck for its reasonable out-of-pocket expenses, including the fees and expense of its legal counsel, and to indemnify Ryan, Beck against certain liabilities, including liabilities under federal securities laws, relating to, arising out of or in connection with its engagement. Ryan, Beck has not had a prior investment banking relationship with Futuronics.



     Ryan, Beck has not had an investment banking relationship with Allied Capital. Ryan, Beck's research department does not provide published investment analysis on Allied Capital. Ryan, Beck is not a market maker in Allied Capital common stock.



     Ryan, Beck has been retained by BLC, in the separate but related acquisition of BLC by Allied Capital, to opine on the exchange ratio to be received by BLC shareholders. BLC agreed to pay Ryan, Beck a fee of $125,000, of which $62,500 was payable upon retaining Ryan, Beck and the remainder of which was payable upon delivering its opinion. No portion of the fee paid to Ryan, Beck was contingent upon the conclusion reached in its opinions. In addition, BLC has agreed to reimburse Ryan, Beck for its reasonable out-of-pocket expenses, including the fees and expense of its legal counsel, and to indemnify Ryan, Beck against certain liabilities, including liabilities under federal securities laws, relating to, arising out of or in connection with its engagement.



     Prior to this engagement, Ryan, Beck has had an investment banking relationship with BLC. Ryan, Beck was retained by BLC to pursue a private placement of debt securities. As a result of market conditions, such private placement was not consummated. Ryan, Beck did not receive any compensation with respect to this engagement. Ryan, Beck's research department does not provide published investment analysis on BLC.



     In the ordinary course of Ryan, Beck's business, it actively trades equity securities for its own account and the account of its customers. Accordingly, Ryan, Beck may at any time hold a long or short position in either BLC or Allied Capital.


INTERESTS OF CERTAIN PERSONS IN THE MERGER


     In considering the recommendation of the BLC board of directors with respect to the merger, BLC shareholders should be aware that certain members of BLC's management, some of whom are or were members of the BLC board of directors have certain interests in the merger, in addition to those of the shareholders generally. The members of the BLC board of directors were aware of these interests when they considered and approved the merger agreement. See "Business of BLC -- Related Party Transactions" and "The BLC Special Meeting -- Beneficial Ownership of BLC."


Management of New BLC


     Upon consummation of the merger, Robert F. Tannenhauser will be appointed President and Chief Executive Officer of New BLC. Jennifer M. Goldstein will be appointed Chief Financial Officer and Treasurer of New BLC.



     The New BLC board of directors will be composed of six members. Allied Capital intends to appoint William L. Walton as Chairman of the Board, and will also appoint Joan M. Sweeney, Christina L. DelDonnna, and Alton M. Bathrick to the New BLC board of directors. Pursuant to the merger agreement, Mr. Tannenhauser


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

will also be appointed, and will have the right to appoint one additional member, who will be Irwin E. Redlener.

Continuing Ownership in New BLC


     As described above in "Background of the Merger," Allied Capital conditioned its offer for BLC on the continued ownership by the continuing shareholders. Robert F. Tannenhauser, Peter D. Blanck, Richard Blanck, and Jennifer M. Goldstein, the continuing shareholders, will continue to own collectively 5% of New BLC common stock after the merger. Allied Capital wanted to assure that the key members of New BLC's management team had continuing ownership and continued financial risk, and wanted the added assurance that two related shareholders including a director of BLC would continue ownership and continued financial risk in New BLC. See "The BLC Special Meeting -- Beneficial Ownership of BLC."


Employment Agreements


     It is a condition of the merger that, New BLC enter into new employment agreements with Robert F. Tannenhauser, BLC's Chairman and CEO, and Jennifer Goldstein, BLC's Chief Financial Officer and Treasurer. These employment agreements have not yet been fully negotiated, but Allied Capital entered into a letter of intent dated November 1, 2000 for the employment of Mr. Tannenhauser. Each of the agreements will provide for a four-year term, with annual renewals thereafter, and specify each executive's compensation during the term of the agreement, in accordance with the achievement of established performance standards.



     As has been presently negotiated, the annual base salary on the effective date for Mr. Tannenhauser and Ms. Goldstein will be $350,000 and $200,000, respectively. The board of directors has the right to increase the base salary during the term of the proposed employment agreement. In addition, the New BLC board of directors may provide, at their sole discretion, an annual incentive cash bonus. This bonus will be determined with reference to each executive's performance in accordance with performance criteria to be determined by the New BLC board of directors in its sole discretion. In addition, the proposed agreements provide for an integration bonus, which vests and is payable in substantially equal installments over a four-year period. Mr. Tannenhauser's proposed employment agreement provides for an annual integration bonus payment of $865,000; Ms. Goldstein's proposed employment agreement provides for an annual integration bonus payment of $135,000. Ms. Goldstein's proposed employment agreement provides for a retention award of $200,000, which vests over a two-year period and is payable annually. Finally, each proposed employment agreement provides for a special retention award to be paid four years from the signing of the employment agreement. Mr. Tannenhauser will receive a special retention award of $1,095,000 and Ms. Goldstein will receive a special retention award of $197,000. The integration bonus and special retention award will not be payable in certain termination of employment events.


     In addition, in the event of a change of control of New BLC, termination without cause, or resignation for good reason, as defined in the proposed employment agreements, each executive will receive an amount equal to two times base compensation (at the rate in effect on the termination date), and an amount equal to two times the last bonus paid.

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

     The executive has the right to voluntarily terminate employment at any time with 30 days' notice. Among other things, the proposed employment agreements prohibit the solicitation of employees from BLC in the event of an executive's departure for a period of two years.


     For the term of Mr. Tannenhauser's proposed employment agreement, he will be appointed to the New BLC board of directors, and will have the right to appoint one additional board member. See "Business of BLC -- BLC Executive Compensation."


Stock Options of BLC


     Pursuant to the merger agreement, BLC will use all reasonable efforts to cause all outstanding vested stock options to be exercised prior to the consummation of the merger. BLC intends to assist employees in the exercise of options by arranging for third-party financing or extending credit pursuant to a full recourse loan with BLC.



     Upon the merger, the BLC stock option plan will be canceled, and all unvested options will be surrendered. To compensate employees who will lose the benefit of any unvested stock options, New BLC will compute the difference between $3.50 per share and the exercise price of the unvested options. This amount, known as the transition award, will be contributed to New BLC's deferred compensation plan and funded by Allied Capital. The transition award is estimated to be $2.6 million in the aggregate. The transition award will vest over the same period as the unvested options would have vested.


Futuronics Transaction


     To facilitate the merger, Allied Capital will purchase, in a separate transaction, all of the shares of Futuronics for $9.1 million in cash. Carol Tannenhauser, Peter Blanck and Richard Blanck each beneficially own 26.8% of Futuronics on a diluted basis. Futuronics is a New York corporation and is a non-reporting holding company whose primary asset is BLC common stock and is inactive. The BLC board of directors reviewed the Futuronics transaction and the consideration to be paid for Futuronics as part of its review of the merger proposal. In addition, Ryan, Beck issued a fairness opinion that the consideration to be paid in the Futuronics merger was fair from a financial point of view. See "The Merger Proposal -- BLC's Reasons for the Merger."


Voting and Support Agreement


     Allied Capital has entered into a voting and support agreement with Robert
F. Tannenhauser, Carol Tannenhauser, David Tannenhauser, Emily Tannenhauser, Peter Blanck, Richard Blanck, Jennifer Goldstein, Diane Rosenfeld, and Futuronics, each of whom is a shareholder of BLC. The parties to the voting and support agreement represent 32% of the outstanding shares of BLC. Pursuant to this agreement, the shareholders of BLC listed above agree to vote for the merger proposal and for matters designed to facilitate the merger and against any action that would cause a breach of the merger agreement or otherwise hinder the completion and consummation of the merger. Should the BLC board of directors have a fiduciary duty to accept a superior acquisition proposal (as described below) and as a result the merger agreement is terminated, obligations under the voting and support agreement will be terminated.

     Pursuant to resale agreements, the shareholders named above who will become Allied Capital shareholders as a result of the merger have also agreed to restrict their trading of Allied Capital common stock. For a period of 90 days after the closing date of the merger, parties to the resale agreements may not sell, transfer or otherwise dispose of any shares of Allied Capital or enter into any arrangement to transfer any of the economic rights of Allied Capital common stock received in connection with the merger. The number of shares of Allied Capital common stock owned by such shareholders that are subject to the resale agreements totals 1,174,862.


CERTAIN LITIGATION RELATING TO THE MERGER


     On November 3, 2000, a purported class action complaint (C.A. No. 18483) was filed in the Delaware Court of Chancery on behalf of the BLC shareholders by Rebekah Benison, a purported shareholder of BLC. On November 9, 2000, a substantially identical purported class action complaint (C.A. No. 18492) was filed in the Delaware Court of Chancery on behalf of the BLC shareholders by Florence Difabio, a purported shareholder of BLC. Each such complaint is filed against Robert F. Tannenhauser, Peter D. Blanck, Jerome B. Alenick, Robert W. D'Loren, Irwin E. Redlener, Kenneth S. Schwartz, Robert W. Wien, BLC and Allied Capital. The plaintiffs allege that the members of the BLC board of directors have breached their fiduciary duties to BLC shareholders in approving the merger and related transactions. Allied Capital is alleged to have aided and abetted this breach by agreeing to the transaction. The plaintiffs principally allege that the benefits of the merger are greater for Robert Tannenhauser, Peter Blanck and Richard Blanck and their families than for BLC's public shareholders because Robert Tannenhauser and his wife and Peter and Richard Blanck will receive cash for the sale of their Futuronics shares and because they will retain an equity interest in the surviving company. The plaintiffs seek various remedies, including an injunction to prevent the consummation of the merger and compensatory damages in unspecified amounts. By agreement with the plaintiffs, the time for the defendants to respond to the complaints has not yet occurred. Allied Capital and BLC believe that these suits are without merit.


                              THE MERGER AGREEMENT

TERMS OF THE MERGER

     At the closing date:


          (i) each share of BLC common stock issued and outstanding as of the closing date, other than Class B common stock, will be converted into 0.180 fully paid and nonassessable shares of Allied Capital common stock. Allied Capital will issue fractional shares pursuant to the same exchange ratio. At the effective time of the merger, outstanding shares of BLC common stock will cease to exist and each certificate representing such shares will represent the shares of Allied Capital common stock into which such shares have been converted;



          (ii) each share of BLC Class B common stock issued and outstanding as of the closing date will be converted into one fully paid and nonassessable share of BLC common stock; and


          (iii) all shares of BLC common stock held in the treasury of BLC will be canceled and will cease to exist.

     As of the closing date, present holders of BLC common stock will cease to have any rights as holders of such shares, but will have the rights of holders of Allied Capital common stock.



     Each share of common stock of the merger subsidiary, created by Allied Capital to facilitate the merger known as Merger Sub, issued and outstanding as of the closing date will be converted into that number of fully paid and nonassessable shares of BLC common stock that will result in the sum of (i) the aggregate number of shares of BLC common stock issued to Allied Capital upon such conversion plus (ii) the aggregate number of shares of BLC common stock issued to Futuronics pursuant to the conversion described in subparagraph (ii) above being equal to 94.9% of the total number of shares of BLC common stock outstanding after the merger.



     The shares of Allied Capital common stock issued in the merger will be in uncertificated form, and each person receiving such shares shall receive a confirmation as required by Maryland law.


REPRESENTATIONS AND WARRANTIES

     The merger agreement contains various representations and warranties relating to, among other things:

     - the due organization, power and standing of BLC and Allied Capital and similar corporate matters;

     - the authorization, execution, delivery and enforceability of the merger agreement;

     - the absence of conflicts under charters or bylaws, the absence of violations of any instruments or law, and required consents or approvals;

     - the capital structure of BLC and Allied Capital;

     - outstanding options and other stock rights of BLC and Allied Capital;

     - subsidiaries of BLC;

     - BLC's corporate records;

     - certain documents filed by each of BLC and Allied Capital with the Commission and the accuracy of financial and other information contained therein;

     - BLC's and Allied Capital's loan portfolios;

     - BLC's real property;

     - BLC's intellectual property;

     - title to BLC's assets and any liens on such assets;

     - litigation;

     - retirement and other employee benefit plans of BLC;

     - employee matters involving BLC;

     - status of certain employment agreements of BLC;

     - BLC's insurance coverage;

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

     - corporate action approving the merger agreement;

     - transactions with directors, officers, consultants and affiliates of BLC;

     - conduct of business by BLC since July 1, 2000;


     - brokers' and finders' fees with respect to the merger;


     - compliance with applicable laws;

     - governmental permits;

     - material liabilities;

     - taxes and tax returns of BLC;

     - BLC's compliance with environmental laws;

     - material agreements and contracts of BLC;

     - opinion of financial advisor to BLC;

     - cancellation of certain agreements by BLC; and

     - absence of material adverse changes.

CERTAIN COVENANTS


     BLC has agreed, among other things, prior to the consummation of the merger, unless Allied Capital agrees in writing or as otherwise required or permitted by the merger agreement, to conduct its operations according to its usual, regular and ordinary course in substantially the same manner as theretofore conducted. In addition, BLC has agreed that, among other things, prior to the consummation of the merger, unless Allied Capital agrees in writing or as otherwise required or permitted by the merger agreement, it shall not (and shall cause its subsidiaries not to):


     - amend its certificate of incorporation or bylaws;

     - issue or purchase any shares of capital stock or any of its indebtedness, effect any stock split or otherwise change its capitalization;

     - issue any option or other right to acquire shares of its capital stock;

     - increase any compensation of any of its officers, directors or employees in excess of $10,000 per individual;

     - change its accounting practices except as required by law or generally accepted accounting principles;

     - enter into any lease or grant any lien except in the ordinary course of business consistent with past practice;

     - make any loan or advance to any shareholder, officer, director, or employee of BLC or, except in the ordinary course of business, make any other loan or advance;

     - adopt any new employee benefit plan or amend any existing employee benefit plan;

     - terminate or fail to renew any material contract or agreement;

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

     - enter into any contract obligating BLC to pay more than $50,000 unless such contract is terminable by BLC within 30 days;

     - make any dividend or other payment on its capital stock except in the ordinary course of business consistent with past practice; or

     - acquire or dispose of any assets, subject to certain exceptions.


     Each of BLC, Allied Capital and Merger Sub has agreed that, among other things, it shall not take or omit to take any action, whether before or after the closing date, which would disqualify the merger as a reorganization under
Section 368(a) of the Internal Revenue Code.


     In addition, BLC and Allied Capital have agreed to operate their respective businesses so that the representations and warranties of each company shall continue to be true up to and including the closing date.

NO SHOPPING


     BLC has agreed that it will not, directly or indirectly, initiate, solicit or encourage inquiries or submission of proposals or offers from any person relating to any merger, reorganization, share exchange, consolidation or similar transaction or any sale of all or more than ten percent (10%) of the assets or any equity securities of BLC (each, an "Acquisition Proposal"). BLC has further agreed not to, directly or indirectly, knowingly engage in negotiations concerning, or provide confidential information to or have discussions with any person relating to, an Acquisition Proposal. Notwithstanding the foregoing, the BLC board of directors may furnish information to, or enter into discussions or negotiations with, any person or entity that makes an unsolicited bona fide Acquisition Proposal or recommend such an Acquisition Proposal to the BLC shareholders, if, and only to the extent that, (i) the BLC board of directors determines in good faith after consultation with outside legal counsel that such action is consistent with its fiduciary duties under applicable law and (ii) in the case of engaging in negotiations or discussions with any person or recommending an Acquisition Proposal to shareholders, the BLC board of directors determines in good faith (after consultation with its financial advisor) that the Acquisition Proposal in question would, if consummated, result in a transaction more favorable to the BLC shareholders from a financial point of view than the merger (a "Superior Acquisition Proposal"). BLC has agreed to promptly notify Allied Capital if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with BLC, such notice to include the material terms of any such proposal.


EXPENSES


     Allied Capital, Merger Sub and BLC shall bear their respective expenses incurred in connection with the merger, including fees of investment bankers, agents, representatives, counsel and accountants. Expenses of the transaction are estimated to be approximately $5 million.


INDEMNIFICATION


     As provided in the merger agreement, Allied Capital has agreed that all rights to indemnification existing in favor of the directors, officers or employees of BLC as provided in BLC's certificate of incorporation or bylaws shall survive the merger and continue in full force and effect for a period of not less than six years from the closing date. Further, Allied Capital has agreed for six years after the closing date to maintain the current level of directors' and officers' insurance and indemnification policies.

CONDITIONS


     The respective obligations of BLC and Allied Capital to consummate the merger are subject to the fulfillment of the following conditions, among others:


     - the merger agreement and the transactions contemplated thereby will have been approved and adopted by the requisite vote of the holders of the issued and outstanding shares of capital stock of BLC entitled to vote thereon;


     - all applicable waiting periods with respect to filings made under the Hart-Scott-Rodino Act in connection with the merger and related transactions shall have passed, or early termination of such waiting periods shall have been granted;



     - the SBA shall have approved the merger and the merger agreement; provided, that any conditions to the SBA approval shall be acceptable to Allied Capital and shall not prevent the continued operation of BLC;



     - the registration statement of which this proxy statement/prospectus is a part will have become effective under the Securities Act of 1933 and no stop order with respect thereto will be in effect;



     - no court order or other legal or regulatory restraint shall have been issued preventing the merger or restricting the operation of BLC's business after the merger, and no proceedings by any governmental entity are pending or threatened to prevent or modify the merger;


     - the Futuronics transaction and the recapitalization of Class B common stock of BLC shall have been approved and consummated; and


     - the Allied Capital common stock to be issued to BLC shareholders in connection with the merger shall have been approved for listing on the Nasdaq National Market.



     The obligations of Allied Capital to effect the merger are also subject to the satisfaction or waiver prior to the closing date of the following conditions, among others:


     - BLC and the holders of BLC common stock who are parties to the voting agreements shall have performed in all material respects all obligations required to be performed by it or them, respectively, under the merger agreement and the voting agreements, and the representations and warranties of BLC set forth in the merger agreement shall be true as of the closing date except for failures to be true that would not have, and could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on BLC and its subsidiaries, taken as a whole;

     - all vested stock options and common stock warrants of BLC shall have been fully exercised for the purchase of BLC common stock;

     - all unvested stock options of BLC shall have been surrendered or canceled;

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


     - not more than $250,000 in aggregate principal amount of BLC convertible debentures shall be outstanding immediately prior to the effective time of the merger;



     - Allied Capital shall have received the opinion of Sutherland Asbill & Brennan LLP that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code;


     - Allied Capital shall have received executed originals of Employment Agreements with Mr. Tannenhauser and Ms. Goldstein; and


     - from the date of the merger agreement through the closing date, there shall not have occurred any change or event that has caused, or would reasonably be expected to cause, a material adverse effect on BLC and its subsidiaries, taken as a whole.



     The obligations of BLC to effect the merger are also subject to the satisfaction or waiver prior to the closing date of the following conditions, among others:


     - Allied Capital and Merger Sub shall have performed in all material respects all obligations required to be performed by them under the merger agreement, and the representations and warranties of Allied Capital and Merger Sub set forth in the merger agreement shall be true as of the closing date, except for failures to be true that would not have, and could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Allied Capital and its subsidiaries, taken as a whole;


     - BLC shall have received the opinion of Weil, Gotshal & Manges LLP that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code, which condition will not be waived unless we resolicit your vote to approve and adopt the merger agreement; and


     - from the date of the merger agreement through the closing date, there shall not have occurred any change or event that has caused, or would reasonably be expected to cause, a material adverse effect on Allied Capital and its subsidiaries, taken as a whole.

TERMINATION; FEES


     The merger agreement may be terminated and the merger may be abandoned at any time prior to the closing date, before or after the approval by the shareholders of BLC:


     - by the mutual consent of BLC and Allied Capital;


     - by action of either BLC or Allied Capital if the merger shall not have been consummated by April 30, 2001;



     - by action of the BLC board of directors if (i) at any time prior to approval of the Merger by the BLC shareholders, the BLC board of directors determines in good faith, on the basis of advice of its financial advisors and outside counsel, that an Acquisition Proposal made in compliance with the requirements described under "No Shopping" above is a Superior Acquisition Proposal, if and only if BLC enters into a definitive agreement containing the terms of the Superior Acquisition Proposal, provided that BLC may not exercise such termination right until five business days after notifying Allied Capital of such

       Superior Acquisition Proposal and BLC's intention (subject to any action Allied Capital may take) to accept it; (ii) there has been a breach by Allied Capital or Merger Sub of any covenant or agreement contained in the merger agreement in any material respect and such breach continues for a period of ten days after receipt of notice of such breach from BLC; or (iii) if any of the conditions precedent to BLC's obligations under the merger agreement have not been met or waived by BLC at such time as any such condition is no longer capable of satisfaction; and


     - by action of the Allied Capital board of directors if (i) BLC or holders of BLC common stock who are parties to the voting agreement shall have breached any of their respective covenants or agreements under the merger agreement or obligations under the voting agreement in any material respect and such breach continues for a period of ten days after the receipt of notice of such breach from Allied Capital or (ii) any of the conditions precedent to Allied Capital's obligations under the merger agreement have not been met or waived by Allied Capital at such time as any such condition is no longer capable of satisfaction.


     In the event that the merger agreement is terminated as a result of BLC's acceptance of another Acquisition Proposal, then BLC will pay Allied Capital a termination fee of $2,750,000.


MATERIAL FEDERAL INCOME TAX CONSEQUENCES



     The following is a discussion of the material federal income tax consequences of the merger and the exchange of BLC common stock for shares of Allied Capital common stock, and summarizes the opinions of Weil, Gotshal & Manges LLP, counsel to BLC, and Sutherland Asbill & Brennan LLP, counsel to Allied Capital, with respect to such matters. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their personal investment or tax circumstances; to certain types of shareholders subject to special treatment under the federal income tax laws (including insurance companies, financial institutions, broker-dealers, tax-exempt organizations, foreign corporations and persons who are not citizens or residents of the United States); or to shareholders who acquired their shares of BLC common stock upon the exercise of options or otherwise as compensation; nor does it discuss any state, local or foreign tax considerations.



     EACH BLC SHAREHOLDER IS URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDER AS A RESULT OF SUCH HOLDER'S OWN PARTICULAR STATUS AND CIRCUMSTANCES, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS.



     Neither Allied Capital nor BLC has requested or will receive an advance ruling from the Internal Revenue Service as to the federal income tax consequences of the merger. BLC has received from its counsel, Weil, Gotshal & Manges LLP, and Allied Capital has received from its counsel, Sutherland Asbill & Brennan LLP, the opinions concerning the federal income tax consequences of the merger that are described in the next paragraph. It is a condition of the merger that Allied Capital and BLC will each receive an opinion of its legal counsel that the merger will qualify as a reorganization pursuant to Section 368(a) of the Code, and BLC will not waive its condition without resoliciting your vote to approve and adopt the merger agreement.

The opinions that have been rendered by counsel are, and the opinions that will be rendered by counsel at the time of the merger will be, based upon assumptions described therein, and upon customary factual representations provided by Allied Capital, BLC and others. Counsels' opinions are and will be based upon the Code, the Treasury Regulations thereunder, administrative rulings of the IRS, and judicial authority, in each case existing at the time such opinions are delivered. Any change in applicable law or pertinent facts could affect the continuing validity of such opinions and this discussion. In addition, an opinion of counsel is not binding upon the IRS, and there can be no assurance that the IRS will not take a position contrary to one or more positions reflected in counsels' opinions, or that such opinions would be upheld by the courts if challenged by the IRS. However, Allied Capital and BLC have agreed in the merger agreement not to take any action which would disqualify the merger as a reorganization pursuant to Section 368(a) of the Code. If it were determined that the merger did not qualify as a reorganization, each BLC shareholder would be required to recognize gain or loss equal to the difference between such shareholder's tax basis in the BLC common stock and the fair market value of the Allied Capital common stock received in the merger.



     BLC has received an opinion from its counsel, Weil, Gotshal & Manges LLP, and Allied Capital has received an opinion from its counsel, Sutherland Asbill & Brennan LLP, that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code, and that, for federal income tax purposes:



          (i) no gain or loss will be recognized by Allied Capital, Merger Sub or BLC as a result of the merger;


          (ii) no gain or loss will be recognized by a BLC shareholder who receives solely shares of Allied Capital common stock in exchange for BLC common stock;


          (iii) the tax basis of the shares of Allied Capital common stock, including fractional shares, received by a BLC shareholder will be equal to the tax basis of the BLC common stock exchanged therefor; and



          (iv) the holding period of the shares of Allied Capital common stock, including fractional shares, received by a BLC shareholder will include the holding period of the BLC common stock exchanged therefor, provided that such BLC common stock was held as a capital asset by such shareholder within the meaning of Section 1221 of the Code at the effective time of the merger.


ACCOUNTING TREATMENT

     New BLC will be an independently managed, private portfolio company of Allied Capital. Allied Capital intends to include its investment in New BLC in its portfolio of private finance investments, and intends to earn current interest and dividend income from its investment.

CERTAIN LEGAL MATTERS


     Certain federal or state regulatory requirements or approvals (in addition to those that arise in connection with the registration of Allied Capital common stock to be issued in the merger and the effectiveness of this proxy statement/prospectus), including approval of the SBA, must be complied with or obtained in connection with the merger.


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FEDERAL SECURITIES LAW CONSEQUENCES


     Generally, all Allied Capital common stock issued in connection with the merger will be freely transferable, except that any Allied Capital common stock received by persons who are deemed to be "affiliates" (as such term is defined under the Securities Act of 1933, as amended) of BLC or Allied Capital prior to the merger may be sold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act with respect to affiliates of BLC, or Rule 144 under the Securities Act with respect to persons who are or become affiliates of Allied Capital, or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of BLC or Allied Capital generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal shareholders of such party. In addition certain shareholders have entered into a voting agreement as discussed above.



     Affiliates may not sell their shares of Allied Capital common stock acquired in connection with the merger, except pursuant to an effective registration under the Securities Act covering such shares or in compliance with Rule 145 (or Rule 144 under the Securities Act in the case of persons who become affiliates of Allied Capital) or another applicable exemption from the registration requirements of the Securities Act. In general, under Rule 145, for one year following the closing date an affiliate, together with certain related persons, would be entitled to sell shares of Allied Capital common stock acquired in connection with the merger only through unsolicited "broker transactions" or in transactions directly with a "market maker," as such terms are defined in Rule 144. Additionally, the number of shares to be sold by an affiliate (together with certain related persons and certain persons acting in concert) within any three-month period for purposes of Rule 145 may not exceed the greater of 1% of the outstanding shares of Allied Capital common stock or the average weekly trading volume of such stock during the four calendar weeks preceding such sale. Rule 145 would only remain available, however, to affiliates if Allied Capital remained current with its informational filings with the Commission under the Exchange Act. Beginning one year after the closing date, an affiliate would be able to sell such Allied Capital common stock without such manner of sale or volume limitations provided that Allied Capital was current with its Exchange Act informational filings and such affiliate was not then an affiliate of Allied Capital. Two years after the closing date, an affiliate would be able to sell such shares of Allied Capital common stock without any restrictions so long as such affiliate had not been an affiliate of Allied Capital for at least three months prior thereto. See "The Merger Agreement -- Certain Covenants."


MARKET LISTING


     It is a condition to the merger that the shares of Allied Capital common stock to be issued in the merger be authorized for listing on the Nasdaq National Market.


DELISTING AND DEREGISTRATION OF BLC COMMON STOCK


     Following the consummation of the merger, BLC common stock will be delisted from the AMEX and will become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act. BLC intends to terminate the registration of BLC common stock under the Exchange Act as soon as practicable following the consummation of the merger. Upon termination of registration, BLC will cease to be a reporting company.


                            ALLIED CAPITAL BUSINESS

     As a business development company, Allied Capital provides private investment capital to private companies and undervalued public companies in a variety of different industries and in diverse geographic locations throughout the United States. Allied Capital has been investing in growing businesses for over 41 years and has financed thousands of private companies nationwide. Allied Capital's investment activity is focused in three areas:

     - Private finance


     - Commercial real estate finance, including the purchase of commercial mortgage-
      backed securities, and


     - Allied Capital Express -- small business and commercial real estate loans of up to $3 million originated for sale.


     Allied Capital's investment portfolio consists primarily of long-term unsecured loans with equity features, commercial mortgage-backed securities ("CMBS"), commercial mortgage loans, and small senior loans, including SBA 7(a) guaranteed loans. At September 30, 2000, Allied Capital's investment portfolio totaled $1.6 billion. Allied Capital's investment objective is to achieve current income and capital gains.


PRIVATE FINANCE

     Allied Capital provides long-term debt and equity financing to private companies nationwide. Its private finance activities target a market niche between the senior debt financing provided by traditional lenders, such as banks, commercial finance companies and insurance companies, and the equity capital provided by private equity investors.

     Allied Capital's private financing is generally used to fund growth, buyouts, note purchases, acquisitions, recapitalizations, and bridge financings. Allied Capital generally invests in private companies though, from time to time, it may invest in undervalued public companies that lack access to public capital and whose securities may not be marginable. Allied Capital targets two types of companies when seeking new investments. The first type of company sought is a market leader in a stable industry that has demonstrated over many years of operations that it can successfully achieve its business plan and thereby achieve Allied Capital's investment objective. The second type of company is an emerging company in a growing industry that is positioned for significant growth. Allied Capital has spent over 41 years refining its highly selective investment discipline, which is founded on seeking portfolio companies having key characteristics and targeting specific industries.

     Allied Capital originates investments generally ranging in size from $5 million to $30 million, and for the nine months ended September 30, 2000 and the year ended December 31, 1999 the average investment size was $14.0 million and $12.4 million, respectively. Its private finance investments are generally structured as an unsecured, subordinated loan that carries a relatively high fixed interest rate (generally 12% to 18%), with interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of five to ten years. Approximately

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

98% of the investments in the private finance portfolio have fixed rates of interest. The private finance investments typically include equity features, such as warrants or options to buy a minority interest in the portfolio company. Allied Capital also makes preferred and common equity investments, particularly when there are unique opportunities to profit from the growth of an emerging company. At September 30, 2000, 84% of the private finance portfolio consisted of debt securities, and 16% consisted of equity securities. The private finance portfolio is geographically diverse, and includes investments in a wide variety of industries, including business services, consumer products, telecommunications, industrial products and broadcasting.

     Capital providers for the finance of private companies can be generally categorized as shown in the diagram below:

CAPITAL PROVIDER       Banks         Commercial    Insurance     Allied        Private       Private
                                     Finance       Companies/    Capital       Mezzanine     Equity
                                     Companies     High Yield                  Funds         Funds
                                                   Market
-----------------------------------------------------------------------------------------------------
PRIMARY                Senior,       Asset-based   Large         Unsecured     Unsecured     Equity
BUSINESS               short-term    lending       >$30 million  long-term     long-term
FOCUS                  debt                        credits       debt with     debt with
                                                                 equity        equity
                                                                 upside        upside
                                                                 Preferred     Preferred
                                                                 and common    and common
                                                                 equity        equity
-----------------------------------------------------------------------------------------------------
TYPICAL PRICING        LIBOR+        [graphic of arrow stretching between 'LIBOR+' and       30%+
SPECTRUM*                            '30%+']

---------------
* Based on market experience of our marketing and investment professionals.

     Banks are primarily focused on providing senior secured and unsecured short-term debt. They typically do not provide meaningful long-term unsecured loans. Commercial finance companies are primarily focused on providing senior secured long-term debt. The private insurance company and high-yield debt markets are focused primarily on very large financing transactions, typically in excess of the financings Allied Capital does. Allied Capital generally does not compete with banks, commercial finance companies, or the insurance company/high yield market. Instead, Allied Capital competes directly with the private mezzanine sector of the private equity market. Private mezzanine funds are also focused on providing unsecured long-term debt to private companies for the types of transactions discussed above. Allied Capital believes that it has key structural and operational advantages when compared to private mezzanine funds.

     Allied Capital's scale of operations, equity capital base, and successful track record as a private finance investor has enabled it to borrow long-term capital to leverage its returns on common equity. Therefore, Allied Capital's access to debt capital reduces its total cost of capital. In many cases, a private mezzanine fund is unable to access the debt capital markets, and therefore must achieve an unleveraged equity return for their investors. Allied Capital's lower cost of capital gives it a pricing advantage when competing for new investments. In addition, the perpetual nature of Allied Capital's corporate structure enables it to be a better long-term partner for its portfolio companies than a traditional mezzanine fund, which typically has a finite life.

     Allied Capital estimates that it funds approximately 2% of all the private finance investments that it reviews. When assessing a prospective investment, Allied Capital looks for a company that has achieved, or has the potential to achieve, market leadership in a niche, critical mass, and a sustainable cash flow. Allied Capital also looks for companies that, because of their industry and business plan, can demonstrate minimal vulnerability to changes in economic cycles. Since Allied Capital's debt securities are primarily unsecured in nature, it looks for companies in industries that are non-cyclical, cash flow intensive, and can demonstrate a high return on their invested capital. Allied Capital generally does not target companies in industries where businesses tend to be vulnerable to changes in economic cycles, are capital intensive, and have low returns on their invested capital. Allied Capital generally targets and does not target the following industries, though investments in any industry will be considered if the prospective company demonstrates unique characteristics that make it an attractive investment opportunity:

                              INDUSTRIES TARGETED
                       NON-CYCLICAL/CASH FLOW INTENSIVE/
                             HIGH RETURN ON CAPITAL
                    ---------------------------------------
    Business services
    Education
    Consumer products
    Light industrial products
    Broadcasting

                            INDUSTRIES NOT TARGETED
                          CYCLICAL/CAPITAL INTENSIVE/
                             LOW RETURN ON CAPITAL
                    ---------------------------------------
         Heavy equipment
         Natural resources
         Most retail
         Low value-add distribution
         Agriculture
         Transportation
         Construction

     Another critical element of the investment discipline is to invest in companies with a significant equity capital base, and a strong private equity sponsor. For example, in 1999, 77% of Allied Capital's private financings were completed in conjunction with private equity firms, which provided capital that is junior to that of Allied Capital. Allied Capital believes strong equity sponsorship significantly strengthens its position as a long-term lender. A strong equity sponsor provides not only strong equity capital beneath Allied Capital's investment, but also provides a reliable source of additional equity capital if the portfolio company requires additional financing. Private equity sponsors also help Allied Capital confirm its own due diligence findings when assessing a new investment opportunity, and they provide assistance and leadership to the portfolio company's management team throughout the investment period.

     Allied Capital targets a total return of 25% for the private finance investments. The typical private finance structure focuses, first and foremost, on the protection of investment principal. Debt instruments generally provide for a contractual interest rate ranging from 12% to 18%, which provides current interest income. The debt instruments also have restrictive covenants that protect Allied Capital's interests in the transaction. The warrants that are provided with the debt securities generally require only a minimal cost to exercise, and thus as the portfolio company appreciates in value, Allied Capital achieves additional investment return from this equity interest. Allied Capital seeks to achieve additional investment returns of 2% to 10% from the appreciation and sale of the warrants.

     Generally, the warrants expire five years after the related debt is repaid. The warrants typically include registration rights, which allows Allied Capital to sell the securities if the portfolio company completes a public offering. In most cases, the warrants also have a put option that requires that the borrower repurchase the equity position after a specified period of time at a formula price or at its fair market value. Most of the gains that are realized from the warrant portfolio arise as a result of the sale of the portfolio company to another business, or through a recapitalization. Historically, Allied Capital has not been dependent on the public equity markets for the sale of its warrant positions. With respect to preferred or common equity investments, Allied Capital targets an investment return of 25% to 40%.

     Allied Capital holds a portion of its private finance investments in a wholly owned subsidiary, Allied Investment Corporation. Allied Investment is a BDC and is licensed and regulated by the SBA to operate as a SBIC. See "Allied Capital Government Regulations" below for further information about SBIC regulation.

     In addition to funding private finance investments as described above, during the second quarter of 2000, Allied Capital made commitments to invest in select technology-oriented private equity funds. In addition to the return that is expected to be achieved from these investments, Allied Capital believes it can achieve substantial strategic benefits from these funds, including technology expertise from private finance portfolio companies, co-investment opportunities and increased dealflow. Allied Capital may make additional commitments to other such funds, but expect the total investment in this area to remain a small percentage of the total portfolio.

COMMERCIAL REAL ESTATE FINANCE

     COMMERCIAL MORTGAGE LOANS. Allied Capital has been a commercial real estate lender for many years, and maintains a small whole commercial mortgage loan portfolio. During 1998, Allied Capital significantly reduced its middle-market commercial real estate lending activities, because it believed that the market was under-pricing commercial real estate loans, and that the returns on senior commercial real estate loans were below a level that would result in a fair return on equity for shareholders. However, Allied Capital continues to see a strong demand for small commercial mortgage loans that can be attractively priced for sale to banks and other financial institutions. As a result of this market demand, the small real estate lending business was combined with Allied Capital's SBA lending activity to form Allied Capital Express, which is discussed below.

     Since 1999, Allied Capital has been liquidating a significant portion of its whole commercial mortgage loan portfolio. Allied Capital believes that it can redeploy the proceeds into higher yielding investments. Allied Capital continues to derive income from the interest charged on the whole commercial mortgage loan portfolio through contractual interest and amortization of discounts.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. The same pricing pressures that caused Allied Capital to reduce its origination of commercial mortgage loans in 1998 created significant liquidity problems for many other real estate lenders who had remained active lenders as pricing declined throughout 1998. In the fourth quarter of 1998, many of these lenders experienced severe liquidity constraints that caused them to exit the commercial mortgage-backed securities market. This liquidity turmoil in the real estate capital markets created a unique opportunity for Allied Capital to acquire newly issued, non-investment grade commercial mortgage-backed securities

("Purchased CMBS") at significant discounts from the face amount of the bonds and at attractive yields.

     As an investor, Allied Capital believes that Purchased CMBS has attractive risk/return characteristics. The Purchased CMBS in which Allied Capital invests are non-investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., "AAA" through "BBB"), and are sometimes referred to as "junk bonds." Unlike most "junk bonds," which are typically unsecured debt instruments, the non-investment grade Purchased CMBS in which Allied Capital invests are secured by mortgage loans with real estate collateral. Allied Capital's Purchased CMBS are fully collateralized by senior mortgage loans on commercial real estate properties where the loans are, on average, supported by a 30% equity investment. Allied Capital acquires its Purchased CMBS on the initial issuance of the CMBS bond offering, and is able to underwrite and negotiate to purchase the securities at a significant discount from their face amount, generally resulting in an estimated yield to maturity ranging from 13% to 16%. The negotiated discount and estimated yield to maturity assumes a 1% loss rate on the entire underlying commercial mortgage loan collateral pool, which takes into consideration certain business and economic uncertainties and contingencies. Allied Capital finds the yields for Purchased CMBS very attractive given their collateral protection.

     Allied Capital believes this risk/return dynamic exists in this market today because there are significant barriers to entry for a non-investment grade CMBS investor. First, non-investment grade CMBS are long-term investments and require long-term investment capital. Allied Capital's capital structure, which is in excess of 50% equity capital, is well suited for this asset class. Second, when it purchases CMBS in an initial issuance, every mortgage loan in the underlying collateral pool is reunderwritten, and Allied Capital meets with the issuer to discuss the nature and type of loans that will be accepted into the pool. Allied Capital has significant commercial mortgage loan underwriting expertise, both in terms of the number of professionals employed and the depth of their commercial real estate experience. Access to this type of expertise is another barrier to entry into this market.

     As a non-investment grade CMBS investor, Allied Capital recognizes that non-investment grade securities have a higher degree of risk than do investment grade bonds. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured. They tend to be less liquid, may have a higher risk of default, and may be more difficult to value. Allied Capital invests in non-investment grade CMBS represented by the "BB" to non-rated tranches of a CMBS issuance. Due to the underlying structure of the CMBS issuances, its CMBS tranches receive principal payments only after the securities that are senior to its securities are repaid. Thus, if losses are incurred in the underlying mortgage loan collateral pool, Allied Capital would experience these losses.

     To mitigate this risk, Allied Capital performs extensive due diligence prior to an investment in Purchased CMBS. In evaluating a CMBS investment, Allied Capital uses the same underwriting procedures and criteria for the mortgage loans in the collateral pool as is used for all of the loans originated. These underwriting procedures and criteria are described in detail below. Allied Capital will only invest in CMBS when it is believed, as a result of their underwriting procedures, that the underlying mortgage pool adequately secures Allied Capital's position. The portfolio of CMBS is secured by approximately 2,600 commercial real estate properties located in diverse geographic locations across the United States in a wide variety of property types, including retail, multi-family housing, office, and hospitality.

     Allied Capital's Purchased CMBS activity complements the private finance activity because it provides a steady stream of recurring interest income. In order to maintain a balanced investment portfolio, Allied Capital expects to limit its Purchased CMBS activity to approximately 20% to 25% of total assets.

ALLIED CAPITAL EXPRESS

     Allied Capital originates small business and commercial real estate loans, primarily for sale, under the brand name "Allied Capital Express." The loans originated in this program are generally for financings of up to $3 million in size, and may be composed of an SBA 7(a) guaranteed loan and a conventional commercial mortgage loan. These loans are co-originated or sold to banks and other financial institutions for premiums ranging from 5% to 10% of the loan amount. Allied Capital also may sell these loans for a retained servicing spread that can range from 1% to 5% of the outstanding loan balance for the period that the loan remains outstanding. Allied Capital began using a separate brand name for these smaller loans in the second quarter of 1999, to distinguish this program from our its private finance activity and avoid confusion in the market place. Allied Capital Express provides a steady stream of premium income to Allied Capital with minimal capital employed, and thus complements its other portfolio activities.

     Many of the loans originated under the Allied Capital Express brand name are through Allied Capital's participation in the SBA's 7(a) Guaranteed Loan Program through its wholly owned subsidiary, Allied Capital SBLC Corporation ("Allied SBLC"). The SBA 7(a) program is estimated to provide approximately $10 billion to small businesses on an annual basis. Allied SBLC is licensed by the SBA as a Small Business Lending Company ("SBLC") and is one of only fourteen non-bank SBLCs operating in the United States. Under the SBA 7(a) Loan Program, Allied SBLC extends senior secured loans that are partially guaranteed by the SBA. Allied SBLC's 7(a) loans are provided to small businesses for the purposes of acquiring a business or real estate, purchasing machinery or equipment, or providing working capital. The loans are secured by a mortgage or other liens on the assets of the borrower, and in all cases the owners of the business must personally guarantee the repayment of the loan. Allied SBLC focuses its 7(a) loan origination activity on loans secured by commercial real estate assets. Allied SBLC is a Preferred Lender and operates in 27 SBA-designated markets throughout the United States. There are Allied Capital Express offices in nine locations in the U.S.

     In 1999, Allied Capital began an initiative to increase the growth and profitability of Allied Capital Express. Allied Capital developed technology to streamline the closing process and reduce cycle times for transactions. Allied Capital strengthened its sales force and increased its loan sale network. Allied Capital also began a process to migrate the application process to the Internet to increase loan origination activity. Allied Capital has continued with all aspects of this initiative during 2000, and has also established strategic relationships with 27 online loan intermediaries and small business portals. During the third quarter of 2000, Allied Capital released the next phase of its online loan application, which pre-qualifies borrowers from a credit perspective using digitized rules-based underwriting. Allied Capital believes it is emerging as a technology leader in online small business loan origination, and the enhanced online application is expected to increase access to qualified borrowers nationwide.

     Allied Capital Express 7(a) loans typically range in size from $250,000 to $1 million. The SBA guarantees 80% of any qualified loan up to $100,000 regardless of maturity, and 75% of any qualified loan over $100,000 regardless of maturity, to a maximum guarantee of $750,000 for any one borrower. SBA regulations define qualified small businesses generally as businesses with (1) no more than $5 million in annual sales or (2) no more than 500 employees. The SBA stipulates that loans used to acquire real estate may have a maximum maturity of 25 years; loans used to purchase machinery and equipment may have a maximum maturity of 15 years; loans used for working capital may have a maximum maturity of seven years.

     Allied Capital Express generally prices its 7(a) loans with variable interest rates typically ranging from 1.75% to 2.75% over the prime rate, adjusted monthly. Approximately 98% of this portfolio has variable interest rates. Generally loans are payable in equal monthly installments of principal and interest on the first day of the month following the month in which the loan is funded, until maturity. Allied Capital Express routinely sells the guaranteed portion of its 7(a) loans in the well-established secondary market of banks and other institutional buyers, and earns a premium, net of origination costs, on the sale of the guaranteed portion of our 7(a) loans, which typically range from 4% to 7.5% of the face amount of each loan sold. Allied Capital Express also may sell these loans for a retained servicing spread that generally ranges from 1% to 5% of the loan balance for the period that the loan remains outstanding. In 1999, Allied Capital Express entered into an agreement with a commercial paper conduit to sell up to 90% of the unguaranteed interests in its 7(a) loans. Allied Capital Express retains a servicing spread of approximately 3.75% on the unguaranteed interests sold. Allied Capital Express continues to service 100% of each 7(a) loan originated.

     In addition to 7(a) loans, Allied Capital Express co-originates or sells small commercial real estate loans to banks and other institutional buyers. These loans are often originated in conjunction with 7(a) loans. The small commercial real estate loans generally are priced and structured such that Allied Capital Express can receive premiums on the sale or co-origination of these loans to banks and other financial institutions. The net premium on these loan sales is generally up to 10% of the loan balance sold.


     If the merger is completed, Allied Capital intends to consolidate its Allied Capital Express activities into New BLC. To facilitate this consolidation transaction, prior to the consummation of the merger, Allied Capital will establish Allied SBLC as an independently managed private portfolio company. Allied SBLC will establish a new board of directors and Allied Capital will transfer its employees and operations attributed to Allied Capital Express to Allied SBLC.



     After the merger is effected, Allied SBLC will merge with a newly formed subsidiary of New BLC, in consideration of the issuance by New BLC of new preferred stock to Allied Capital.

INVESTMENT ADVISORY SERVICES

     Allied Capital is a registered investment adviser, pursuant to the Investment Advisers Act of 1940, and has certain investment advisory agreements to manage private investment funds. The revenue generated from these agreements is not material to Allied Capital's operations.

LOAN SOURCING

     Over the last two years, Allied Capital has significantly increased the scope of its sales and marketing activity by opening new regional offices and increasing its sales and marketing staff. To source new investment opportunities, Allied Capital works with thousands of intermediaries including:

     - private mezzanine and equity investors;

     - regional and small, specialized investment banks;

     - business and mortgage brokers;
     - national retail financial services companies; and
     - banks, law firms and accountants.

     Allied Capital believes that its experience and reputation provide a competitive advantage in originating new investments. Allied Capital has established an extensive network of investment referral relationships over its 41-year history. Allied Capital is recognized as a pioneer in the private finance industry, and has developed a reputation in the commercial real estate finance market for its ability to finance complex transactions.

     Allied Capital Express continues to build its network of Internet relationships to direct traffic to its web site, AlliedCapitalExpress.com, which it believes will increase its business opportunities. Allied Capital Express has entered into strategic relationships with 27 online mortgage loan brokers and small business portals and plans to enter into similar relationships with other online intermediaries in the future.

INVESTMENT APPROVAL AND UNDERWRITING PROCEDURES

     In assessing new investment opportunities, Allied Capital maintains conservative credit standards based on its underwriting guidelines, a thorough due diligence process, and a centralized credit approval process requiring committee review, all of which are described below. The combination of conservative underwriting standards and Allied Capital's credit-oriented culture has resulted in a record of minimal realized losses.

     PRIVATE FINANCE. Allied Capital generally requires that the companies in which it invests demonstrate strong market position, sales growth, positive cash flow, and profitability, as discussed above. Allied Capital emphasizes the quality of management, and seeks experienced entrepreneurs with a management track record, relevant industry experience and a significant equity stake in the business. In a typical private financing, the business plan and operations of the potential portfolio company are thoroughly reviewed, analyzed and substantiated through due diligence. Allied Capital performs financial due diligence, often with assistance of an accounting firm; performs operational due diligence, often with the assistance of an industry consultant; studies the industry and competitive landscape; and conducts numerous reference checks with current and former employees, customers, suppliers and competitors. The typical private finance transaction requires two to three months of diligence and structuring before funding occurs.

     Private finance transactions are approved by an investment committee consisting of Allied Capital's most senior private finance professionals and chaired by the Chairman and Chief Executive Officer. The private finance approval process benefits from the experience of the investment committee members and from the experience of the other investment professionals who have significant investment experience. For every transaction of $10 million or greater, approval from the Executive Committee of the Board of Directors is required in addition to the investment committee approval. Even after all such approvals are received, due diligence must be successfully completed with final investment committee approval before funds are disbursed to a new portfolio company.

     PURCHASED CMBS. Allied Capital receives extensive packages of information regarding the mortgage loans comprising a CMBS pool. Allied Capital works with the issuer, the investment bank, and the rating agencies in performing due diligence on a CMBS purchase. The typical CMBS purchase takes between two to three months to complete because of the breadth and depth of the diligence procedures. Allied Capital re-underwrites all of the underlying commercial mortgage loans securing the CMBS. The estimate of underwriteable cash flow and necessary carve-outs, such as replacement reserves are challenged, and the trends of the industry and geographic location of each property are studied to independently assess an estimate of the anticipated cash flow over the period of the loan. Allied Capital's loan officers physically inspect most of the collateral properties, and assess appraised values based on Allied Capital's opinion of comparable market values.

     Based on the findings of the diligence procedures, certain mortgage loans may be rejected from inclusion in the pool. Allied Capital then formulates its negotiated purchase price and discount to achieve an effective yield on its investment over a ten-year period to approximate 13% to 16%. In computing this estimated yield, a 1% loss rate is assumed on the entire underlying mortgage pool.

     CMBS transactions are approved by an investment committee and, because of their size, every CMBS transaction is reviewed and approved by the Executive Committee of the Allied Capital Board of Directors. The investment committee for CMBS transactions consists of the most senior commercial real estate professionals and is chaired by the Chairman and Chief Executive Officer.

     COMMERCIAL REAL ESTATE FINANCE. When Allied Capital evaluates commercial mortgage loans, generally an initial package of information that typically includes underwriting information developed by the borrower is provided. Typical underwriting information that is required from potential borrowers in order to conduct appropriate due diligence includes: financial statements of the borrower, appraisals, rent rolls and lease information, environmental reports, structural and engineering reports, and any other information deemed appropriate under the circumstances. Allied Capital's underwriting process includes assessing the borrower's estimated earnings and current cash flow coverage, the creditworthiness of the borrower, the net worth and financial strength of the borrower, the estimated current liquidation value of the related mortgaged property, the financial strength of the significant tenants, and any other collateral. Allied Capital also studies trends in the borrower's industry and in real estate values in the borrower's geographic region. Loan officers inspect the property during the due diligence process, and value the property using internally developed valuation analyses.


     Commercial mortgage loans are approved by an investment committee, which is composed of the most senior commercial real estate finance investment professionals. For loans of $10 million or greater, the Executive Committee of the board of directors must also approve the transaction, as described above.


     ALLIED CAPITAL EXPRESS. Loans made to small businesses are generally secured by real estate and other liens on the assets of the borrower and, frequently, by the assets of principals. The entrepreneur must personally guarantee the payment of interest and principal on the loans. Allied Capital Express generally follows the same underwriting procedures and criteria for 7(a) loans as is followed for commercial real estate loans, however, in addition to those underwriting standards, the SBA has established certain financial ratios and guidelines that generally govern 7(a) loans. Factors to be considered include the debt service coverage ratio, value of the collateral, and the net worth of the borrower.

     Allied Capital Express loans require the review and approval of three senior small business lending professionals prior to funding. The small business investment committee periodically ratifies each new investment.

PORTFOLIO MANAGEMENT

     PORTFOLIO DIVERSITY. Allied Capital monitors the portfolio to maintain both industry and geographic diversity. Allied Capital currently does not have a policy with respect to "concentrating" (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently the portfolio is not concentrated. Allied Capital may or may not concentrate in any industry or group of industries in the future.

     LOAN SERVICING. Allied Capital's loan servicing staff is responsible for routine loan servicing, which includes:

     - delinquency monitoring;

     - payment processing;

     - borrower inquiries;

     - escrow analysis and processing;

     - third-party reporting; and

     - insurance and tax administration.

     In addition, the servicing staff is responsible for special servicing activities including delinquency monitoring and collection, workout administration and management of foreclosed assets.

PORTFOLIO MONITORING AND VALUATION

     Allied Capital uses a grading system in order to help monitor the credit quality of the portfolio and the potential for capital gains. The grading system assigns grades

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

to investments from 1 to 5, and the portfolio was graded at September 30, 2000 as follows:

                                                                                      PERCENTAGE
                                                                      PORTFOLIO AT     OF TOTAL
GRADE                           DESCRIPTION                               VALUE       PORTFOLIO
-----                           -----------                           -------------   ----------
                                                                      (IN MILLIONS)
  1     Probable capital gain                                           $  155.9          9.5%
  2     Performing security                                              1,362.7         83.2%
        Close monitoring -- no loss of principal or interest
  3     expected                                                            40.0          2.4%
  4     Workout -- Some loss of interest expected                           54.2          3.3%
  5     Workout -- Some loss of principal expected                          25.4          1.6%
                                                                        --------        ------
                                                                        $1,638.2        100.0%
                                                                        ========        ======


     The 1940 Act requires that the board of directors value each asset in the portfolio on a quarterly basis. Allied Capital is not permitted to have a general loan loss reserve, but instead must value each specific investment. Allied Capital has a written valuation policy that governs the valuation of the assets, and a consistent valuation process is followed quarterly. In valuing each individual investment, Allied Capital considers the financial performance of each portfolio company, loan payment histories, indications of potential equity realization events, current collateral values and determines whether the value of the asset should be increased through unrealized appreciation or decreased through unrealized depreciation. After each investment professional has made his or her determination of value, members of senior management review the valuations. These valuations are then presented to the Allied Capital board of directors for review and approval.


     As a general rule, Allied Capital does not value its loans above principal balance, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investments as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate the private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts due to the size of Allied Capital's investment, restrictions on trading or market liquidity concerns.

     Allied Capital monitors loan delinquencies in order to assess the appropriate course of action and overall portfolio quality. With respect to the private finance portfolio, investment professionals closely monitor the status and performance of each individual investment throughout each quarter. Through the process, investments that may require closer monitoring are generally detected early, and for each such investment, an appropriate course of action is determined. For the private finance portfolio, loan delinquencies or payment default is not necessarily an indication of credit quality or the need to pursue active workout of a portfolio investment. Because Allied Capital provides long-term privately negotiated investment capital, it is not atypical to defer payment of principal or interest from time to time. As a result, the amount of the Allied Capital private finance portfolio that is delinquent may vary. The terms of private finance agreements often provide an opportunity for portfolio companies to restructure their debt and equity capital. During such restructuring, Allied Capital may not receive or accrue interest or dividend payments. Allied Capital's senior investment professionals actively work with the portfolio company in these instances to negotiate an appropriate course of action.

     Allied Capital prices transactions in the private finance investment portfolio to provide adequate current returns for shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. Allied Capital also prices investments for a total return including current interest or dividends plus capital gains from the sale of equity securities. Therefore, the amount of loans that are delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. Allied Capital's portfolio grading system is used as a means to assess loss of investment return (Grade 4 assets) or loss of investment principal (Grade 5 assets).

     With respect to the real estate secured portfolio and SBA 7(a) portfolio, the following outlines the treatment of each delinquency category:

30 Days Past Due           Loan servicing staff monitors loans and contacts
                           borrowers for collection.

60 Days Past Due           Loans are generally transferred to professionals
                           responsible for special servicing activity for monitoring, collection and development of a workout plan, if necessary.

90 Days Past Due           Accounting department reviews loans in conjunction
                           with the professional responsible for special servicing to determine whether the loans should be placed on a non-accrual status or whether a valuation adjustment is required.

120 Days Past Due          Generally, such loans are placed on non-accrual
                           status and the loan is an active workout.

INVESTMENT GAINS AND LOSSES

     As an investor focused primarily on debt investments, Allied Capital's investment decisions are based on credit dynamics. Allied Capital's underwriting focuses on the preservation of principal, and it will pursue the available means to recover the capital investment. As a result of this investment discipline and credit culture, Allied Capital has a history of low levels of loan losses, and has a demonstrated track record of successfully resolving troubled credit situations with minimal losses. Allied

Capital's realized gains from the sale of its equity interests have historically exceeded losses, as is reflected in the chart below.

                             NINE MONTHS
                                ENDED
                            SEPTEMBER 30,                       YEAR ENDED DECEMBER 31,
                       -----------------------   ------------------------------------------------------
                          2000         1999         1999        1998       1997       1996       1995
                       ----------   ----------   ----------   --------   --------   --------   --------
Realized gains.......  $   24,664   $   21,606   $   31,536   $ 25,757   $ 15,804   $ 30,417   $ 16,679
Realized losses......  $   (1,569)  $   (5,158)  $   (6,145)  $ (3,216)  $ (5,100)  $(11,262)  $ (4,679)
Net realized gains...  $   23,095   $   16,448   $   25,391   $ 22,541   $ 10,704   $ 19,155   $ 12,000
Total assets.........  $1,731,773   $1,169,531   $1,290,038   $856,079   $807,775   $713,360   $605,434
Realized losses/
  Total assets.......       0.09%         0.4%         0.5%       0.4%       0.6%       1.6%       0.8%

EMPLOYEES

     At September 30, 2000, Allied Capital employed 136 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of these individuals are located in the Washington, DC office. Allied Capital believes that relations with its employees are excellent.

PORTFOLIO COMPANIES


     The following is a listing of Allied Capital's portfolio companies in which Allied Capital had an equity investment at September 30, 2000. Allied Capital makes available significant managerial assistance to its portfolio companies. For information relating to the amount and general terms of our loans to portfolio companies, see Allied Capital's quarterly report filed on Form 10-Q for the period ended September 30, 2000.


                                                                                                 PERCENTAGE
            NAME AND ADDRESS                    NATURE OF ITS           TITLE OF SECURITIES       OF CLASS
          OF PORTFOLIO COMPANY               PRINCIPAL BUSINESS         HELD BY THE COMPANY       HELD(1)
          --------------------               ------------------         -------------------      ----------
Acme Paging, L.P. ......................  Paging Services             Limited Partnership            1.8%
  1336 Basswood, Suite F                                              Interests
  Schaumburg, IL 60173
Allied Office Products..................  Office Products             Warrants to Purchase           4.9%
  75 Route 17 South                       Retailer                    Common Stock
  Hasbrouck Heights, NJ 07604
American Barbecue & Grill, Inc. ........  Restaurant Chain            Warrants to Purchase          17.3%
  7300 W. 110th Street, Suite 570                                     Common Stock
  Overland Park, KS 66210
ASW Holding Corporation.................  Steel Wool Manufacturer     Warrants to Purchase           5.0%
  2825 W. 31st Street                                                 Common Stock
  Chicago, IL 60623
Aurora Communications, LLC..............  Radio Stations              Redeemable Preferred           3.2%
  3 Stamford Landing, Suite 210                                       Equity Interest
  46 Southfield Avenue
  Stamford, CT 06902
Avborne, Inc. ..........................  Aviation Services           Warrants to Purchase           2.5%
  c/o Trivest, Inc.                       Company                     Common Stock
  2665 S. Bayshore Dr., Suite 800
  Miami, FL 33133-5462
Border Foods, Inc. .....................  Mexican Ingredient &        Series A Convertible           9.4%
  J Street Deming                         Food Product                Preferred Stock
  Industrial Park                         Manufacturer                Warrants to Purchase           6.2%
  Deming, NM 88030                                                    Common Stock
Cahill-Warnock Strategic Partners Fund
  II, L.P...............................  Private Equity Fund         Limited Partnership            4.2%
  One South Street                                                    Interest
  Suite 2150
  Baltimore, MD 21202
CampGroup, LLC..........................  Recreational Camp           Warrants to Purchase           2.6%
  4 New King Street                       Operator                    Common Stock
  White Plains, NY 10604
Candlewood Hotel Company................  Extended Stay               Series A Convertible           5.0%
  9342 East Central                       Facilities                  Preferred Stock
  Wichita, KS 67206
Celebrities, Inc. ......................  Radio Stations              Warrants to Purchase          25.0%
  408-412 W. Oakland Park                                             Common Stock
    Boulevard
  Ft. Lauderdale, FL 33311-1712
Colibri Holding Corporation.............  Outdoor Living Product      Common Stock                   3.4%
  2201 S. Walbash Street                  Retailer                    Warrants to Purchase           2.0%
  Denver, CO 80231                                                    Common Stock
Component Hardware Group................  Designer & Developer        Preferred Stock                9.1%
  1890 Swarthmore Ave.                    of Hardware                 Common Stock                   8.2%
  P.O. Box 2020                           Components
  Lakewood, NJ 08701
Convenience Corporation of America......  Convenience Store Chain     Series A Preferred Stock      10.0%
  711 N. 108th Court                                                  Warrants to Purchase           4.0%
  Omaha, NE 68154                                                     Senior Preferred Stock

                                                                                                 PERCENTAGE
            NAME AND ADDRESS                    NATURE OF ITS           TITLE OF SECURITIES       OF CLASS
          OF PORTFOLIO COMPANY               PRINCIPAL BUSINESS         HELD BY THE COMPANY       HELD(1)
          --------------------               ------------------         -------------------      ----------
Cooper Natural Resources, Inc. .........  Sodium Sulfate Producer     Warrants to Purchase          25.2%
  P.O. Box 1477                                                       Common Stock
  Seagraves, TX 79360
CorrFlex Graphics, LLC..................  Packaging Manufacturer      Warrants to Purchase           4.8%
  P.O. Box 1337                                                       Common Stock
  Monroe, NC 28110                                                    Options to Purchase            1.0%
                                                                      Common Stock
Cosmetic Manufacturing..................  Cosmetic Manufacturer       Options to Purchase           22.5%
  Resources, LLC                                                      Shares
  11312 Penrose Street
  Sun Valley, CA 91352
Coverall North America, Inc.............  Commercial Cleaning         Warrants to Purchase          15.0%
  500 West Cypress Creek Rd.              Service                     Common Stock
  Ste. 580
  Ft. Lauderdale, FL 33309
Csabai Canning Factory Rt. .............  Food Processing             Hungarian Quotas               9.2%
  5600 Bekescasba
  Bekis: vt 52-54 Hungary
CyberRep.Com (formerly Unitel, Inc.)....  Operator of Call Service    Warrants to Purchase          22.5%
  8300 Greensboro Drive,                  Centers
  6th Floor                                                           Common Stock
  McLean, VA 22102
DeVlieg-Bullard, Inc. ..................  Tool Manufacturer           Warrants to Purchase           1.7%
  One Gorham Island                                                   Common Stock
  Westport, CT 06680
Directory Investment Corporation........  Telephone Directories       Common Stock                  50.0%
  1919 Pennsylvania Avenue, N.W.
  Washington, DC 20006
Directory Lending Corporation...........  Telephone Directories       Common Stock                  50.0%
  1919 Pennsylvania Avenue, N.W.
  Washington, DC 20006
Drilltec Patents & Technologies Company,
  Inc...................................  Drill Pipe Packager         Warrants to Purchase          15.0%
  10875 Kempwood Drive, Suite 2                                       Common Stock
  Houston, TX 77043
eCentury Capital Partners, L.P. ........  Private Equity Fund         Limited Partnership           44.8%
  1101 Connecticut Ave, NW                                            Interest
  7th Floor
  Washington, DC 20036
EDM Consulting, LLC.....................  Environmental               Common Stock                  25.0%
  14 Macopin Avenue                       Consulting
  Montclair, NJ 07043
Esquire Communications Ltd. ............  Court Reporting             Warrants to Purchase           3.0%
  216 E. 45th Street, 8th floor           Services                    Common Stock
  New York, NY 10017
E-Talk Corporation (formerly
  Teknekron Infoswitch
  Corporation)..........................  Telecommunications          Warrants to Purchase           5.5%
  4425 Cambridge Road                     Software Provider           Common Stock
  Fort Worth, TX 76155-2692
ExTerra Credit Recovery, Inc. ..........  Consumer Finance            Preferred Stock                0.9%
  35 Lennon Lane, Suite 200                                           Common Stock                   0.7%
  Walnut Creek, CA 94598                                              Warrants to Purchase           0.7%
                                                                      Common Stock
Executive Greetings, Inc. ..............  Personalized Business       Warrants to Purchase           1.5%
  120 Industrial Park Access Road         Products                    Common Stock
  New Hartford, CT 06057
F.A. Television Holdings, LLC...........  Cable Television            Preferred Units               60.0%
  1919 Pennsylvania Ave N.W.
  Washington, DC 20006

                                                                                                 PERCENTAGE
            NAME AND ADDRESS                    NATURE OF ITS           TITLE OF SECURITIES       OF CLASS
          OF PORTFOLIO COMPANY               PRINCIPAL BUSINESS         HELD BY THE COMPANY       HELD(1)
          --------------------               ------------------         -------------------      ----------
Fairchild Industrial Products Company...  Industrial Controls         Warrants to Purchase          20.0%
  3920 Westpoint Boulevard                Manufacturer                Common Stock
  Winston-Salem, NC 27013
FTI Consulting, Inc. ...................  Litigation Support          Warrants to Purchase           9.3%
  2021 Research Drive                     Services                    Common Stock
  Annapolis, MD 21401
Galaxy American Communications, LLC.....  Cable Television            Warrants to Purchase           6.0%
  1220 N. Main Street                     Operator                    Common Stock
  Sikeston, MO 63801
Garden Ridge Corporation................  Home Decor Retailer         Series A Preferred Stock       2.6%
  650 Madison Avenue                                                  Common Stock                   4.7%
  New York, NY 10022
Gibson Guitar Corporation ..............  Guitar Manufacturer         Warrants to Purchase           3.0%
  1818 Elm Hill Pike                                                  Common Stock
  Nashville, TN 37210
Ginsey Industries, Inc. ................  Bathroom Accessories        Convertible Debentures         7.0%
  281 Benigno Boulevard                   Manufacturer                Warrants to Purchase          16.0%
  Bellmawr, NJ 08031                                                  Common Stock
Global Communications I, LLC............  Communications and          Preferred Equity              59.3%
  201 East 69th Street                    Media Businesses            Interest
  New York, NY 10021                                                  Options for Common            59.3%
                                                                      Membership Interest
Grant Broadcasting System II............  Television Stations         Warrants to Purchase          25.0%
  919 Middle River Drive,                                             Common Stock
  Suite 409                                                           Warrants to Purchase          25.0%
  Ft. Lauderdale, FL 33304                                            Common Stock in
                                                                      Affiliate Company
Grant Television, Inc. .................  Television Stations         Equity Interest               20.0%
(See Grant Broadcasting System II)
HealthASPex, Inc........................  Third Party                 Common Stock                  24.0%
  2812 Trinity Square Drive               Administrator               Preferred Stock               24.0%
  Carrollton, TX 75006
HMT Inc. ...............................  Storage Tank                Common Stock                  27.3%
  1422 FM 1960 W.                         Maintenance &               Warrants to Purchase          10.0%
  Suite 350                               Repair                      Common Stock
  Houston, TX 77068
Hotelevision, Inc. .....................  Hotel Cable-TV              Preferred Stock                4.4%
  599 Lexington Avenue                    Network
  Suite 2300
  New York, NY 10022
Icon International, Inc. ...............  Corporate Barter            Series A Preferred Stock       3.5%
  281 Tressor Boulevard                   Services                    Series B Preferred Stock       3.5%
  Stamford, CT 06901
Impact Innovations Group (formerly J3
  Technology Services Corporation)......  Information Technology      Warrants to Purchase           4.0%
  5825 Glenridge Drive                    Services Provider           Common Stock
  Building II, Suite 107
  Atlanta, GA 30328
International Filler Corporation........  Cellulose and Fiber         Common Stock                  11.0%
  50 Bridge Street                        Producer                    Warrants to Purchase           2.9%
  North Tonawanda, NY 14120                                           Common Stock
iSolve Incorporated.....................  B-to-B e-Commerce           Series A                       2.9%
  281 Tresser Boulevard                                               Preferred Stock
  Stamford, CT 06901                                                  Common Stock                   1.1%
JRI Industries, Inc. ...................  Machinery Manufacturer      Warrants to Purchase           7.5%
  2958 East Division                                                  Common Stock
  Springfield, MO 65803

                                                                                                 PERCENTAGE
            NAME AND ADDRESS                    NATURE OF ITS           TITLE OF SECURITIES       OF CLASS
          OF PORTFOLIO COMPANY               PRINCIPAL BUSINESS         HELD BY THE COMPANY       HELD(1)
          --------------------               ------------------         -------------------      ----------
Julius Koch USA, Inc. ..................  Cord Manufacturer           Warrants to Purchase          45.0%
  387 Church Street                                                   Common Stock
  New Bedford, MA 02745
Kirker Enterprises, Inc. ...............  Nail Enamel                 Warrants to Purchase          22.5%
  55 East 6th Street                      Manufacturer                Common Stock
  Paterson, NJ 07524                                                  Equity Interest in             5.0%
                                                                      Affiliate Company
Kirkland's, Inc. .......................  Home Furnishing             Series D Preferred Stock       3.3%
  P.O. Box 7222                           Retailer                    Warrants to Purchase           4.2%
  Jackson, TN 38308-7222                                              Common Stock
Kyrus Corporation.......................  Value-Added Reseller,       Warrants to Purchase           8.0%
  25 Westridge Market Place               Computer Systems            Common Stock
  Chandler, NC 28715
Liberty-Pittsburgh Systems, Inc. .......  Business Forms Printing     Common Stock                  21.2%
  265 Executive Drive
  Plainview, NY 11803
Logic Bay Corporation...................  Computer-Based              Series C Redeemable           29.4%
  7900 International Drive                Training Developer          Preferred Stock
  Suite 750
  Minneapolis, MN 55425
Love Funding Corporation................  Mortgage Services           Series D Preferred Stock      26.0%
  1220 19th Street, NW, Suite 801
  Washington, DC 20036
Master Plan, Inc. ......................  Healthcare Outsourcing      Common Stock                  15.6%
  21540 Plummer Street
  Chatsworth, CA 91311
Med Assets.com, Inc. ...................  Healthcare Outsourcing      Series B Convertible           8.5%
  21540 Plummer Street                                                Preferred Stock
  Chatsworth, CA 91311                                                Warrants to Purchase           5.3%
                                                                      Preferred Stock
Mid-Atlantic Venture Fund IV, L.P.......  Private Equity Fund         Limited Partnership            9.7%
  128 Goodman Drive                                                   Interest
  Bethlehem, PA 18015
Midview Associates, L.P. ...............  Residential Land            Warrants to purchase          35.0%
  2 Eaton Street, Suite 1101              Development                 partnership interests
  Hampton, VA 23669
Monitoring Solutions, Inc. .............  Air Emissions               Common Stock                  25.0%
  4303 South High School Road             Monitoring                  Warrants to Purchase          50.0%
  Indianapolis, IN 46241                                              Common Stock
Morton Grove Pharmaceuticals, Inc.......  Generic Drug                Redeemable Convertible        27.8%
  6451 West Main Street                   Manufacturer                Preferred Stock
  Morton Grove, IL 60053
Morton Industrial Group.................  Friction Materials          Common Stock                   0.2%
  5305 Oakbrook Parkway                   Manufacturer
  Norcross, GA 30093
MVL Group...............................  Market Research             Warrants to Purchase           8.0%
  1061 E. Indiantown Road                 Service                     Common Stock
  Suite 300
  Jupiter, FL 33477
NETtel Communications, Inc. ............  Integrated                  Series B Convertible           2.5%
  1023 31st Street, N.W.                  Communications              Preferred Stock
  Washington, DC 20007                    Provider                    Series C Convertible           6.0%
                                                                      Preferred Stock
                                                                      Series D Convertible          21.5%
                                                                      Preferred Stock
                                                                      Warrants to Purchase           1.8%
                                                                      Common Stock
NETtel Corporation......................  Integrated                  Series A Convertible          21.5%
  1023 31st Street, N.W.                  Communications              Preferred Stock
  Washington, DC 20007                    Provider

                                                                                                 PERCENTAGE
            NAME AND ADDRESS                    NATURE OF ITS           TITLE OF SECURITIES       OF CLASS
          OF PORTFOLIO COMPANY               PRINCIPAL BUSINESS         HELD BY THE COMPANY       HELD(1)
          --------------------               ------------------         -------------------      ----------
Nobel Learning Communities, Inc. .......  Educational Services        Series D Convertible         100.0%
  1400 N. Providence Road,                                            Preferred Stock
  Suite 3055                                                          Warrants to Purchase          13.1%
  Media, PA 19063                                                     Common Stock
North American Archery, LLC
  (formerly Golden Eagle/
  Satellite Archery, LLC)...............  Sporting Equipment          Convertible Debentures        26.9%
  1733 Gunn Highway                       Manufacturer
  Odessa, FL 33556
Nursefinders, Inc. .....................  Home Healthcare             Warrants to Purchase           3.4%
  1200 Copeland Road, Suite 200           Providers                   Common Stock
  Arlington, TX 76011
Opinion Research Corporation............  Corporate Marketing         Warrants to Purchase           8.0%
  P.O. Box 183                            Research Firm               Common Stock
  Princeton, NJ 08542
Oriental Trading Company, Inc. .........  Direct Marketer             Redeemable Preferred           1.7%
  108th Street, 4206 South                of Toys                     Stock
  Omaha, Nebraska 68137                                               Class A Common Stock           1.7%
                                                                      Warrants to Purchase           1.4%
                                                                      Common Stock
Outsource Partners, Inc. ...............  Outsourced Facility         Warrants to Purchase           4.0%
  200 Mansell Court East                  Services Provider           Common Stock
  Suite 500                                                           Warrants to Purchase           4.0%
  Roswell, GA 30076                                                   Preferred Stock
Packaging Advantage Corporation.........  Personal Care,              Common Stock                   9.9%
  4633 Downey Road                        Household and               Warrants to Purchase           5.5%
  Los Angeles, CA 90058                   Disinfectant Product        Common Stock
                                          Packager
PF.Net Communications, Inc. ............  Fiber Optic Network         Warrants to Purchase           0.6%
  677 Washington Blvd.                                                Common Stock
  Stamford, CT 06912
Physician Specialty Corporation.........  Physician Management        Redeemable Preferred           3.1%
  1150 Lake Hearn Drive                   Services Provider           Stock
  Atlanta, GA 30342                                                   Convertible Preferred          3.0%
                                                                      Stock
                                                                      Warrants to Purchase           1.9%
                                                                      Common Stock
Pico Products, Inc. ....................  Satellite/Television        Common Stock                   5.0%
  12500 Foothill Boulevard                Component                   Warrants to Purchase          15.0%
  Lakeview Terr., CA 91342                Manufacturer                Common Stock
Polaris Pool Systems, Inc. .............  Pool Cleaner                Warrants to Purchase           2.1%
  P.O. Box 1149                           Manufacturer                Common Stock
  San Marcos, CA 92079-1149
Professional Paint, Inc.................  Paint Manufacturer          Common Stock                  11.0%
  3900 Joliet Street                                                  Series A-1 Senior            100.0%
  Denver, CO 80239                                                    Exchangeable Preferred
                                                                      Stock
Progressive International
  Corporation ..........................  Retail Kitchenware          Common Stock                   0.0%
  6111 S. 228th Street                                                Redeemable Preferred          12.5%
  P.O. Box 97045                                                      Stock
  Kent, WA 98064                                                      Warrants to Purchase           6.2%
                                                                      Common Stock
Schwinn/GT..............................  Bicycle Manufacturer/       Warrants to Purchase           0.7%
  1690 38th Street                        Distributor                 Common Stock
  Boulder, CO 80301
Seasonal Expressions, Inc...............  Decorative Ribbon           Series A Preferred Stock     100.0%
  230 5th Avenue, Suite 1007              Manufacturer
  New York, NY 10001

                                                                                                 PERCENTAGE
            NAME AND ADDRESS                    NATURE OF ITS           TITLE OF SECURITIES       OF CLASS
          OF PORTFOLIO COMPANY               PRINCIPAL BUSINESS         HELD BY THE COMPANY       HELD(1)
          --------------------               ------------------         -------------------      ----------
Soff-Cut Holdings, Inc..................  Concrete Sawing             Common Stock                   2.7%
  1112 Olympic Drive                      Equipment Manufacturer      Series A Preferred Stock       4.0%
  Corona, CA 91719                                                    Warrants to Purchase           6.7%
                                                                      Common Stock
Spa Lending Corporation.................  Health Spas                 Series A Preferred Stock     100.0%
  1919 Pennsylvania Avenue, N.W.                                      Series B Preferred Stock      68.4%
  Washington, DC 20006                                                Series C Preferred Stock      46.3%
                                                                      Common Stock                  62.1%
Startec Communications, Inc. ...........  Integrated                  Common Stock                   1.3%
  10411 Motor City Drive                  Communications              Warrants to Purchase           0.9%
  Bethesda, MD 20852                      Service Provider            Common Stock
Sure-Tel, Inc. .........................  Telephone Services          Series A Convertible          41.7%
  5 North McCormick                       Company                     Redeemable Preferred
  Oklahoma City, OK 73127                                             Stock
                                                                      Warrants to Purchase           9.6%
                                                                      Common Stock
Total Foam, Inc. .......................  Packaging Systems           Common Stock                  49.0%
  P.O. Box 688
  Ridgefield, CT 06877
Tubbs Snowshoe Company, LLC. ...........  Snowshoe Manufacturer       Warrants to Purchase           7.7%
  52 River Road                                                       Common Units
  Stowe, VT 05672                                                     Common Units of               10.9%
                                                                      Affiliate Company
United Pet Group, Inc. .................  Manufacturer of Pet         Warrants to Purchase           0.8%
  125 High Street                         Supply Products             Common Stock
  Boston, MA 02110
Venturehouse Group LLC..................  Private Equity Fund         Common Equity Interest         1.5%
  1780 Tysons Blvd., Suite 400
  McLean, VA 22102
Walker Investment Fund, II, L.P.........  Private Equity Fund         Limited Partnership            5.1%
  3060 Washington Road                                                Interest
  Suite 200
  Glenwood, MD 21738
Warn Industries.........................  Sport Utility Accessories   Warrants to Purchase           4.3%
  12900 S.E. Capps Rd.                    Manufacturer                Common Stock
  Clackamas, OR 97015
Williams Brothers Lumber
  Company...............................  Builders' Supplies          Warrants to Purchase          14.1%
  3165 Pleasant Hill Road                                             Common Stock
  Duluth, GA 30136
Wilmar Industries, Inc. ................  Repair and Maintenance      Warrants to Purchase           3.0%
  303 Harper Drive                        Product Distributor         Common Stock
  Moorestown, NJ 08057
Wilshire Restaurant, Inc. ..............  Restaurant Chain            Warrants to Purchase           3.0%
  1100 Town & Country Road                                            Common Stock
  Suite 1300
  Orange, CA 92868-4654
Woodstream Corporation..................  Pest Control                Equity Interest               13.8%
  69 North Locust Street                  Manufacturer                Warrants to Purchase           7.2%
  Lititz, PA 17543                                                    Common Stock
Wyo-Tech Acquisition Corporation........  Vocational School           Common Stock                  99.0%
  4373 N. 3rd Street                                                  Preferred Stock              100.0%
  Laramie, WY 82072

---------------
(1) Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.

DETERMINATION OF NET ASSET VALUE OF ALLIED CAPITAL

     Allied Capital determines the net asset value per share of its common stock quarterly. The net asset value per share is equal to the value of Allied Capital's total assets minus liabilities and preferred stock divided by the total number of shares of common stock outstanding.

     Portfolio assets are carried at fair value as determined by the board of directors under Allied Capital's valuation policy. As a general rule, Allied Capital does not value Allied Capital's loans above cost, but loans are subject to depreciation events when the asset is considered impaired. Also as a general rule, equity securities may be assigned appreciation if circumstances warrant. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate Allied Capital's private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts, due to the size of the investment or market liquidity concerns.

     Determination of fair value involves subjective judgments that cannot be substantiated by auditing procedures. Accordingly, under current standards, the accountants' opinion on Allied Capital's financial statements in its annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuation.

BENEFICIAL OWNERSHIP OF ALLIED CAPITAL COMMON STOCK


     As of December 7, 2000, there were no persons that owned 25% or more of Allied Capital's outstanding voting securities, and no person would be deemed to control Allied Capital, as such term is defined in the 1940 Act.



     The following table sets forth, as of December 7, 2000, each current director, the Chief Executive Officer, Allied Capital's executive officers, and the executive officers and directors as a group. The address for each director and executive officer is 1919 Pennsylvania Avenue, NW, Washington, DC 20006. Unless otherwise indicated, Allied Capital believes that each beneficial owner set forth in the table has sole voting and investment power. Allied Capital is not aware of any shareholder that beneficially owns more than 5% of the outstanding shares of Allied Capital common stock.



                                                                  NUMBER OF
                                                                    SHARES          PERCENTAGE
NAME OF                                                             OWNED               OF
BENEFICIAL OWNER                                                 BENEFICIALLY        CLASS(1)
----------------                                                 ------------       ----------
DIRECTORS:
William L. Walton...........................................       1,130,380(2,4,9)     1.4%
Brooks H. Browne............................................          58,366(3)           *
John D. Firestone...........................................          43,211(3)           *
Anthony T. Garcia...........................................          73,112(3)           *
Lawrence I. Hebert..........................................          31,800(3)           *
John I. Leahy...............................................          31,818(3)           *
Robert E. Long..............................................          24,796(3)           *

                                                                  NUMBER OF
                                                                    SHARES          PERCENTAGE
NAME OF                                                             OWNED               OF
BENEFICIAL OWNER                                                 BENEFICIALLY        CLASS(1)
----------------                                                 ------------       ----------
Warren K. Montouri..........................................         241,182(3)           *
Guy T. Steuart II...........................................         333,180(3,5)         *
T. Murray Toomey, Esq.......................................          47,666(3,6)         *
Laura W. van Roijen.........................................          43,526(3)           *
George C. Williams, Jr......................................         434,142(2)           *
EXECUTIVE OFFICERS:
Scott S. Binder.............................................         185,191(2)           *
Samuel B. Guren.............................................         102,500(2)           *
Philip A. McNeill...........................................         331,749(2)           *
Penni F. Roll...............................................         109,662(2)           *
John M. Scheurer............................................         533,590(2)           *
Joan M. Sweeney.............................................         512,296(2)           *
Thomas H. Westbrook.........................................         246,889(2,8)         *
G. Cabell Williams III......................................         841,489(2,4)       1.0%
All directors and executive officers as a group (20 in
  number)...................................................       5,031,250(7)         6.0%


---------------
  * Less than 1%


(1) Based on a total of 81,021,686 shares of Allied Capital's common stock issued and outstanding on December 7, 2000 and shares of Allied Capital's common stock issuable upon the exercise of immediately exercisable stock options held by each individual executive officer and non-officer director.


(2) Share ownership for the following directors and executive officers of Allied Capital includes:


                                                                                      ALLOCATED
                                                              OPTIONS EXERCISABLE     TO 401(K)
                                                   OWNED       WITHIN 60 DAYS OF        PLAN
                                                  DIRECTLY     DECEMBER 7, 2000        ACCOUNT
                                                  --------    -------------------     ---------
    William L. Walton.........................    351,789           503,313             1,405
    Scott S. Binder...........................     47,808           136,087             1,296
    Samuel B. Guren...........................      2,500           100,000                 0
    Philip A. McNeill.........................    182,022           139,915             9,812
    Penni F. Roll.............................     51,576            53,916             4,170
    John M. Scheurer..........................    251,917           257,524            24,149
    Joan M. Sweeney...........................    236,183           265,523            10,590
    Thomas Westbrook..........................    178,742            68,147                 0
    George C. Williams, Jr....................    287,746           146,396                 0
    G. Cabell Williams, III...................    382,666           183,545            74,952


(3) Beneficial ownership includes exercisable options to purchase 15,000 shares of Allied Capital common stock.
(4) Includes 275,278 shares of Allied Capital common stock held by the 401(k) Plan, of which Messrs. Walton and Williams III are co-trustees, who have the power to vote the shares on behalf of the participants. Messrs. Walton and Williams III disclaim beneficial ownership of such shares.
(5) Includes 276,691 shares of common stock held by a corporation for which Mr. Steuart II serves as an executive officer.
(6) Shares are held by a trust for the benefit of Mr. Toomey and his wife.

(7) Includes a total of 2,004,366 shares of Allied Capital common stock underlying stock options exercisable within 60 days of December 7, 2000, which are assumed to be outstanding for the purpose of calculating the group's percentage ownership, and 275,278 shares held by the 401(k) Plan.

(8) Includes 15,865 shares of Allied Capital common stock held in an IRA.
(9) Includes 9,799 shares of Allied Capital common stock held in an IRA.

ALLIED CAPITAL MANAGEMENT


     The board of directors supervises Allied Capital's management. The responsibilities of each director include, among other things, the oversight of the loan approval process, the quarterly valuation of our assets, and oversight of Allied Capital's financing arrangements. The Allied Capital board of directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Nominating Committee, and may establish additional committees in the future. All of Allied Capital's directors also serve as directors of its subsidiaries.


     Investment decisions in each business area are made by investment committees comprised of Allied Capital's most senior investment professionals. No one person is primarily responsible for making recommendations to a committee.

     Allied Capital is internally managed and the investment professionals manage its portfolio and the portfolios of companies for which it serves as investment adviser. These investment professionals have extensive experience in managing investments in private growing businesses in a variety of industries and in diverse geographic locations, and are familiar with Allied Capital's approach of lending and investing. Because Allied Capital is internally managed, Allied Capital pays no investment advisory fees, but instead pays the operating costs associated with employing investment management professionals.

Structure of Board of Directors


     Allied Capital's board of directors is classified into three approximately equal classes with three-year terms, with only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.


Directors


     Information regarding Allied Capital's board of directors is as follows:



                                                              DIRECTOR   EXPIRATION
NAME                         AGE   POSITION                   SINCE(1)    OF TERM
----                         ---   --------                   --------   ----------
William L. Walton*.........  51    Chairman, Chief Executive
                                   Officer and President        1986        2001
George C. Williams, Jr.*...  74    Chairman Emeritus            1964        2001
Brooks H. Browne...........  51    Director                     1990        2001
John D. Firestone..........  57    Director                     1993        2002
Anthony T. Garcia..........  44    Director                     1991        2002
Lawrence I. Hebert.........  54    Director                     1989        2002
John I. Leahy..............  70    Director                     1994        2003
Robert E. Long.............  69    Director                     1972        2001
Warren K. Montouri.........  71    Director                     1986        2003
Guy T. Steuart II..........  69    Director                     1984        2003
T. Murray Toomey, Esq......  76    Director                     1959        2003
Laura W. van Roijen........  48    Director                     1992        2002


---------------
 *  Interested persons of Allied Capital, as defined in the 1940 Act.

(1) Includes service as a director of any of Allied Capital's predecessor companies.

Executive Officers

     Information regarding Allied Capital's executive officers is as follows:


             NAME               AGE   POSITION
             ----               ---   --------
William L. Walton.............  51    Chairman, Chief Executive Officer and President
Joan M. Sweeney...............  41    Managing Director and Chief Operating Officer
Scott S. Binder...............  46    Managing Director
Samuel B. Guren...............  53    Managing Director
Philip A. McNeill.............  41    Managing Director
John M. Scheurer..............  48    Managing Director
Thomas H. Westbrook...........  37    Managing Director
G. Cabell Williams, III ......  46    Managing Director
Penni F. Roll.................  35    Executive Vice President and Chief Financial
                                      Officer


Biographical Information

Directors


     William L. Walton has been the Chairman, Chief Executive Officer and President of Allied Capital since 1997. William Walton is Chairman and Chief Executive Officer of Allied Capital Corporation. He has served on the Allied Capital Board of Directors since 1986, and was named Chairman and CEO in February 1997. Mr. Walton has an extensive background in general management, marketing, strategic planning, mergers and acquisitions and financial analysis. Mr. Walton previously served as Managing Director of New York-based Butler Capital Corporation 1987-1991 and was the personal venture capital advisor for William S. Paley, founder and Chairman of CBS. In addition, he was a Senior Vice President in Lehman Brothers Kuhn Loeb's Investment Banking Group. Mr. Walton also founded and managed two start-up businesses in the emerging education industry (1992-1996). He received both a B.A. and a M.B.A. from Indiana University.


     George C. Williams, Jr. is Chairman Emeritus of Allied Capital. Mr. Williams was an officer of Allied Capital's predecessor companies from the later of 1959 or the inception of the relevant entity and President or Chairman and Chief Executive Officer of the predecessor companies from the later of 1964 or each entity's inception until 1991. Mr. Williams is the father of G. Cabell Williams III, an executive officer of Allied Capital.

     Brooks H. Browne has been the President of Environmental Enterprises Assistance Fund since 1993. Mr. Browne is a director of SEAF, Corporation Financiera Ambiental (Panama), Empresas Ambientales de Centro America (Costa
Rica) and Yayasan Bina Usaha Lingkungan (Indonesia) (environmental nonprofit or investment funds).

     John D. Firestone has been a Partner of Secor Group (venture capital) since 1978. Mr. Firestone is a director of Business Mortgage Investors, Inc., Security Storage Company of Washington, DC, Bryn Mawr Bank Corporation and the National Organization on Disability. Mr. Firestone is an Advisory Board member of GeoPortals.com.

     Anthony T. Garcia is currently a private investor. Mr. Garcia was General Manager of Breen Capital Group (investor in tax liens) from 1997 to 2000. Mr. Garcia was a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.


     Lawrence I. Hebert has been a director of Riggs National Corporation since 1988. He also serves as a director of Riggs Investment Management Corporation and Riggs Bank Europe Limited (indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director of Perpetual Corporation (owner of Allbritton Communications Company and Allnewsco, Inc.) and the Chairman and Chief Executive Officer of Allbritton Communications Company (owner of television stations). Mr. Hebert is a director of Allnewsco, Inc. (news programming service), the President of Westfield News Advertiser, Inc. (owner of a television station and newspapers), and a trustee of The Allbritton Foundation. Mr. Hebert was Vice President of University Bancshares, Inc. (a Texas bank holding company) from 1975 to 1997.

     John I. Leahy has been the President of Management and Marketing Associates (a management consulting firm) since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of Kar Kraft Systems, Inc., The Wills Group and Chairman of Gallagher Fluid Seals, Inc. Mr. Leahy is a trustee of St. Mary's Seminary & University and Trustee Emeritus of Loyola College Sellinger School of Business.

     Robert E. Long is the Managing Director of Goodwyn, Long & Black Investment Management, Inc. and has been the Chairman and Chief Executive Officer of Emerald City Radio Partners, LLC since 1997. Mr. Long has been the President and Chief Executive Officer of Business News Network, Inc. from 1995 to 1998, was the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of Ambase Inc., AHL Shipping Company, Inc., CSC Scientific, Inc., and Global Travel, Inc.

     Warren K. Montouri has been a Partner of Montouri & Roberson (real estate investment firm) since 1980. Mr. Montouri was a director of C&S/Sovran Bank from 1970 to 1990, a director of Sovran Financial Corporation from 1989 to 1990, a director of NationsBank, N.A. from 1990 to 1996, a director of BB&T Bank (formerly Franklin National Bank) since 1996, a trustee of Suburban Hospital from 1991 to 1994, and a trustee of The Audubon Naturalist Society from 1979 to 1985.

     Guy T. Steuart II has been a director and President of Steuart Investment Company (manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses) since 1960. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

     T. Murray Toomey, Esq. has been an attorney at law since 1949. Mr. Toomey is a director of The National Capital Bank of Washington and Federal Center Plaza Corporation. He is also a trustee of The Catholic University of America.

     Laura W. van Roijen has been a private real estate investor since 1992. Ms. van Roijen was the Chairman of CWV & Associates (RTC qualified contracting firm) from 1991 to 1994, a director and the Treasurer of Black Possum Inc. (retail concern) from 1994 to 1996, the President of Volta Place, Inc. (real estate advisory firm) from

1991 to 1994, and Vice President (from 1986 to 1991) and Market Director (from 1989 to 1991) of Citicorp Real Estate, Inc.

Executive Officers who are not Directors

     Joan M. Sweeney, Managing Director and Chief Operating Officer, has been employed by Allied Capital since 1993. Ms. Sweeney oversees all company operations and is responsible for strategic planning, financial management, information technology, marketing, investor relations, and all regulatory compliance. Ms. Sweeney also has direct responsibility for the small business lending operations through Allied Capital Express. Prior to joining Allied Capital, Ms. Sweeney spent ten years of her career consulting with private and small public companies at both Ernst & Young and Coopers & Lybrand. Ms. Sweeney was a member of the Commission Division of Enforcement in the late 1980s.

     Scott S. Binder, Managing Director, has worked with Allied Capital since 1991 and is responsible for the telecommunications and new media investments within the private finance group. Prior to joining Allied Capital, Mr. Binder formed and was President of Overland Communications Group, which owned and operated cable television systems and radio stations. He also has worked in the specialty finance and leasing industry.

     Samuel B. Guren, Managing Director, joined Allied Capital in 1999 to develop Allied Capital's private equity investment business. Mr. Guren has more than 26 years of venture capital investing experience. Prior to joining Allied Capital, Mr. Guren was the Senior Managing Partner at Baird Capital. He also served as a Senior Managing Partner at William Blair Venture Partners for 15 years.

     Philip A. McNeill, Managing Director, has been employed by Allied Capital since 1993 and is responsible for co-managing the private finance group. Before joining Allied Capital, he served as a vice president of M&T Capital Corporation. Prior to entering the private finance industry, he was founding director of Western Oklahoma National Bank, and structured and managed numerous privately negotiated investments.

     John M. Scheurer, Managing Director, has been employed by Allied Capital since 1991 and manages the real estate finance group. He has more than 22 years of experience in commercial finance and real estate lending and management. Prior to joining Allied Capital, Mr. Scheurer worked in various capacities with Capital Recovery Advisors, Inc. and First American Bank. He also started his own company, The Scheurer Company, and co-founded Hunter & Associates, a major leasing and consulting real estate firm in the Washington, DC area.

     Thomas H. Westbrook, Managing Director, has been with Allied Capital since 1991 and is responsible for the business services investments within the private finance group. Prior to joining Allied Capital, Mr. Westbrook worked with North Carolina Enterprise Fund and was a lending officer in NationsBank's corporate lending unit. He is the former president of the southern RASBIC and has served on the NASBIC Board of Governors.

     G. Cabell Williams, III, Managing Director, has been employed by Allied Capital since 1981 and is responsible for co-managing the operations of the private finance group. He has over 19 years of private finance experience, and has structured numerous types of private debt and equity finance transactions. Mr. Williams has served in many capacities during his tenure at Allied Capital.

     Penni F. Roll, Executive Vice President and Chief Financial Officer, has been employed by Allied Capital since 1995. Ms. Roll is responsible for financial management and reporting, accounting, loan servicing, special servicing, portfolio monitoring and regulatory compliance activities. Prior to joining Allied Capital, she spent seven years in the financial services practice at KPMG Peat Marwick, including serving as a Manager from 1993 to 1995.

ALLIED CAPITAL EXECUTIVE COMPENSATION


     Under Commission rules applicable to BDCs, Allied Capital is required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation paid by Allied Capital in all capacities during the year ended December 31, 1999 to the directors and the three highest paid executive officers of Allied Capital, collectively, the compensated persons.


                               COMPENSATION TABLE

                                                                         Pension or
                                                                         Retirement
                                                                          Benefits
                                              Aggregate     Securities   Accrued as   Directors
                                             Compensation   Underlying    Part of     Fees Paid
                                               from the      Options/     Company       by the
             Name and Position                Company(1)     SARs(4)      Expenses     Company
             -----------------               ------------   ----------   ----------   ----------
William L. Walton, Chairman and CEO(2).....   $2,326,190      96,555          --            --
Joan M. Sweeney, Managing Director(2)......    1,282,793      75,511          --            --
G. Cabell Williams III, Managing
  Director(2)..............................      931,890      21,324          --            --
Brooks H. Browne, Director.................       15,000      10,000          --       $15,000
John D. Firestone, Director................       10,000      10,000          --        10,000
Anthony T. Garcia, Director................       13,000      10,000          --        13,000
Lawrence I. Hebert, Director...............        6,000      10,000          --         6,000
John I. Leahy, Director....................       19,000      10,000          --        19,000
Robert E. Long, Director...................       23,000      10,000          --        23,000
Warren K. Montouri, Director...............       17,000      10,000          --        17,000
Guy T. Steuart II, Director................        7,000      10,000          --         7,000
T. Murray Toomey, Director.................        7,000      10,000          --         7,000
Laura W. van Roijen, Director..............        7,000      10,000          --         7,000
George C. Williams, Jr., Director, Chairman
  Emeritus(3)..............................      609,544          --          --        17,000

-------------------------

(1) There were no perquisites paid by Allied Capital in excess of the lesser of $50,000 or 10% of the compensated person's total salary and bonus for the year.

(2) The following table provides detail as to aggregate compensation for 1999 as to the three highest paid executive officers of Allied Capital:

                                                   VESTED                                 DEFERRED
                                                  FORMULA     CUT-OFF        ESOP       COMPENSATION
                            SALARY     BONUS       AWARD       AWARD     CONTRIBUTION   CONTRIBUTION
                           --------   --------   ----------   --------   ------------   ------------
    Mr. Walton...........  $410,014   $577,500   $1,121,769   $170,156      $8,000        $38,751
    Ms. Sweeney..........   258,651    302,500      657,291     37,679       8,000         18,672
    Mr. Williams III.....   251,102    302,500      305,233     46,802       8,000         18,253


    The formula award, which was granted in connection with Allied Capital's 1997 merger, totaled approximately $19 million in the aggregate at the time of grant, vests in three equal installments on December 31, 1998, 1999, and 2000, and will be expensed for financial reporting purposes similarly. The amount of the formula award expensed in 1999 for financial reporting purposes for Mr. Walton, Ms. Sweeney and Mr. Williams III was $1,472,451, $862,761 and $400,664, respectively. The amount expensed was based on the value of the formula award contribution to the deferred compensation plan in January 1998. On January 4, 2000, the second vested installment of the formula award was generally distributed to participants in the form of shares at the market value of Allied Capital's common stock on that day. The value of the distribution for Mr. Walton, Ms. Sweeney and Mr. Williams III was $1,121,769, $657,291, and $305,233, respectively. The deferred compensation plan trust distributed the vested shares of common stock to brokerage accounts for the participants that restrict the sale of the vested shares of common stock.



    The cut-off award, which totaled $2.9 million in the aggregate, is paid to individuals on the respective vesting date of any options granted under the predecessor company option plans that were canceled in connection with the 1997 merger. See "-- Formula Award and Cut-Off Award."


(3) In addition to director's fees, Mr. Williams received $144,000 in consulting fees, $4,688 in cut-off award and $443,856 in vested formula award. The amount of the formula award expensed in 1999 with respect to Mr. Williams' award was $601,068.

(4) See "-- Stock Option Awards" for terms of options granted in 1999. Allied Capital does not maintain a restricted stock plan or a long-term incentive plan.

Allied Capital Employment Agreements

     During the second quarter of 2000, Allied Capital entered into employment agreements with nine senior executives, including William L. Walton, Allied Capital's Chairman and CEO, Joan M. Sweeney, Managing Director and Chief Operating Officer, and G. Cabell Williams III, Managing Director. Each of the agreements provides for a three-year term, with annual renewals thereafter, and specifies each executive's compensation during the term of the agreement, in accordance with the achievement of certain performance standards.


     The annual base salary on the effective date of the employment agreements of Mr. Walton, Ms. Sweeney, and Mr. Williams was $405,000, $256,500, and $256,500, respectively. The Allied Capital board of directors has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Allied Capital board of directors may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive's performance in accordance with performance criteria to be determined by the Allied Capital board of directors in its sole discretion. Under each agreement, each executive also is entitled to participate in Allied Capital's amended stock option plan, and to receive all other awards and benefits previously granted to each executive including split dollar life insurance.


     In addition, each employment agreement provides for a long-term cash retention award for the performance period from 2001 through 2003. The long-term cash retention award will vest and be payable in six equal installments on June 30th and December 31st of each year from 2001 through 2003. Mr. Walton will be eligible for a long-term cash retention award of $3,375,000, or $1,125,000 per year, over the performance period; Ms. Sweeney will be eligible for $2,550,000, or $850,000 per year; Mr. Williams will be eligible for $2,115,000, or $705,000 per year.

     Employment will terminate if the term of the agreement expires without written agreement of both parties. The executive has the right to voluntarily terminate employment at any time with 30 days' notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of employees from Allied Capital in the event of an executive's departure for a period of two years.

     If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, the executive shall be entitled to severance pay for a period not to exceed 36 months for Mr. Walton; 30 months for Ms. Sweeney; and 24 months for Mr. Williams. Severance pay shall include the continuation of the employee's base salary, and the greater of (a) the average of the annual bonuses paid during the preceding three years, or (b) the amount of the last annual bonus paid to the employee. In addition, the executive shall be entitled to receive any payments under the long-term cash retention award that would have vested and been payable during the severance period. However, stock options would cease to vest during the severance period.

     If, within 12 months after a change of control (as defined in the employment agreements) termination of employment occurs either by the executive officer or Allied Capital, the executive officer shall not be entitled to severance pay, but will instead be entitled to lump sum compensation as well as certain other benefits. For Mr. Walton, this lump sum is equal to three years of base salary and bonus (as calculated for severance pay), plus an amount equal to $5,565,000. For Ms. Sweeney, this lump sum is equal to two and a half years of base salary and bonus, plus an amount equal to $2,600,000. For Mr. Williams, this lump sum is equal to two years of base salary and bonus, plus an amount equal to $2,350,000. Under the terms of the agreement, Allied Capital would also provide compensation to offset any applicable excise tax penalties imposed on the executive under section 4999 of the Code.

     The other six employment agreements carry terms substantially similar to those of Mr. Williams' agreement, as described herein.

Compensation Plans

Stock Option Plan


     Allied Capital's stock option plan is intended to encourage stock ownership in Allied Capital by officers, thus giving them a proprietary interest in Allied Capital's performance. The stock option plan was approved by shareholders at the special meeting of shareholders on November 26, 1997. On May 9, 2000, Allied Capital's shareholders amended the stock option plan to increase the authorized shares under the plan to 12,350,000 shares as well as make certain other administrative changes.


     The Compensation Committee's principal objective in awarding stock options to the eligible officers of Allied Capital is to align each optionee's interests with the success of Allied Capital and the financial interests of its stockholders by linking a portion of such optionee's compensation with the performance of Allied Capital's stock and the value delivered to stockholders.


     Stock options are granted under the stock option plan at a price not less than the prevailing market value and will have value only if Allied Capital's stock price increases. The Compensation Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the stock option plan, including the recipient's current stock holdings, years of service, position with Allied

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

Capital and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration.

     For the nine months ended, September 30, 2000, a total of 3,832,112 options were granted, including grants made by the Compensation Committee to certain officers and automatic grants to non-officer directors of Allied Capital. For the year ended December 31, 1999, 1,287,736 options were granted. These options generally vest over a five-year period except that grants to non-officer directors vest immediately.


     On September 8, 1999, Allied Capital received approval from the Commission to grant options under the stock option plan to non-officer directors. On that date, each incumbent non-officer director received options to purchase 10,000 shares, and pursuant to the Commission order, each will receive options to purchase 5,000 shares each year thereafter on the date of the annual meeting of stockholders. New directors will receive options to purchase 10,000 shares upon election to the board, and options to purchase 5,000 shares each year thereafter on the date of the annual meeting.



     The stock option plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the stock option plan may qualify as "incentive stock options." To qualify as "incentive stock options," options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.


Formula Award and Cut-Off Award


     FORMULA AWARD. The formula award was designed as an incentive compensation program to replace stock options of Allied Capital's predecessor companies that were cancelled as a result of the 1997 merger, and balanced share ownership among key officers. Allied Capital accrued the formula award in equal amounts of approximately $6.4 million, over the three-year vesting period on the anniversary of the merger date (December 31) in 1998, 1999 and 2000. The terms of the formula award required that the award be contributed to Allied Capital's deferred compensation plan, and used to purchase shares of Allied Capital common stock in the open market.



     On January 3, 2000, the trust that holds the deferred compensation plan distributed shares of Allied Capital's common stock with a value of $4,274,000 representing the portion of the formula award that vested on December 31, 1999. These shares are held in restricted accounts at a brokerage firm.



     CUT-OFF AWARD. The cut-off award was designed to cap the appreciated value in unvested options at the announcement date of the 1997 merger. The cut-off award, in the aggregate, was computed to be $2.9 million. The cut-off award is payable for each canceled option as the canceled option would have vested, and vests automatically in the event of a change of control. The cut-off award is payable only if the award recipient is employed by Allied Capital on the future vesting date. The cut-off award expense for the nine months ended September 30, 2000 and the year ended December 31, 1999 totaled $0.5 million and $0.6 million, respectively.


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

Employee Stock Ownership Plan and 401(k) Plan


     Until December 31, 1999, Allied Capital maintained an employee stock ownership plan (the "ESOP"). All eligible employees (i.e., employees with one
(1) year of service who are at least 21 years of age) of Allied Capital were eligible participants in the ESOP. Pursuant to this qualified plan, during 1999 Allied Capital contributed 5% of each eligible participant's total cash compensation for the year (up to $160,000) to a plan account on the participant's behalf, which fully vests over a two-year period. The contribution with respect to compensation in excess of $160,000 was made to the deferred compensation plan. The ESOP used substantially all of these cash contributions to purchase shares of Allied Capital common stock. At December 31, 1999, the ESOP held 0.4% of the outstanding shares of Allied Capital, and all of these shares had been allocated to participants' plan accounts. On December 31, 1999 the ESOP was terminated.



     In October 1999, Allied Capital established a 401(k) plan, to replace the existing ESOP. All Allied Capital employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) plan up to $10,500, and to direct the investment of these contributions. The 401(k) plan allows eligible participants to invest in shares of Allied Capital's common stock among other investment options. In addition, beginning in 2000, Allied Capital will contribute to each eligible participant (i.e., employees with one
(1) year of service), 5% of each participant's total cash compensation for the year, up to $170,000, to each participant's plan account on the participant's behalf, which fully vests at the time of contribution. The contribution with respect to compensation in excess of $170,000 is made to the deferred compensation plan.



     Generally, participants, including the executive officers, transferred the balance of their ESOP account, including shares of Allied Capital common stock, into the 401(k) plan on March 16, 2000. On September 30, 2000, the 401(k) plan held less than 0.3% of the outstanding shares of Allied Capital.


Deferred Compensation Plan


     Allied Capital maintains a deferred compensation plan. The deferred compensation plan is a funded plan that provides for the deferral of compensation by employees and consultants of Allied Capital. Any employee or consultant of Allied Capital is eligible to participate in the plan at such time and for such period as designated by the board of directors. The deferred compensation plan is administered through a trust, and Allied Capital funds this plan through cash contributions. The deferred compensation plan holds the unvested shares of Allied Capital's common stock purchased in connection with the formula award.


ALLIED CAPITAL TAX STATUS

     The following discussion is a general summary of the material United States federal income tax considerations applicable to Allied Capital and to an investment in its common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of the common stock.

     This summary is intended to apply to investments in common stock and assumes that investors hold the common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of the common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if Allied Capital invested in tax-exempt securities or certain other investment assets.

     Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Shareholders ("Non-U.S. Shareholders") from an investment in the common stock. (A "U.S. Shareholder" generally is a shareholder who is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Shareholders should consult their own tax advisors to discuss the consequences of an investment in the common stock.

Taxation as a RIC

     Allied Capital intends to be treated for tax purposes as a "regulated investment company" or "RIC" under Subchapter M of the Code. If Allied Capital
(i) qualifies as a RIC and (ii) distributes to shareholders in a timely manner at least 90% of its "investment company taxable income," as defined in the Code (i.e., net investment income, including accrued original issue discount, and net short-term capital gain) (the "90% Distribution Requirement") each year, it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes (or treats as "deemed distributed") to shareholders. In addition, if Allied Capital distributes in a timely manner the sum of (i) 98% of its ordinary income for each calendar year,
(ii) 98% of its capital gain net income for the one-year period ending December 31 in that calendar year, and (iii) any income not distributed in prior years, Allied Capital will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs (the "Excise Tax Avoidance Requirements"). Allied Capital generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings. Allied Capital will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to the stockholders.

     In order to qualify as a RIC for federal income tax purposes, Allied Capital must, among other things: (a) continue to qualify as a BDC under the 1940 Act, (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities (the "90% Income Test"); and
(c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of its assets consists of cash, cash items, U.S. government securities, securities of other RICs, and

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

other securities if such other securities of any one issuer do not represent more than 5% of Allied Capital's assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer or of two or more issuers that are controlled (as determined under applicable Code rules) by Allied Capital and are engaged in the same or similar or related trades or businesses (the "Diversification Tests"). The failure of one or more of Allied Capital's subsidiaries to continue to qualify as RICs could adversely affect Allied Capital's ability to satisfy the Diversification Tests.

     If Allied Capital acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, it must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by it in the same taxable year. Any amount accrued as original issue discount will be included in Allied Capital's investment company taxable income for the year of accrual and may have to be distributed to the shareholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though Allied Capital has not received any cash representing such income.

     Although it does not currently intend to do so, if Allied Capital were to invest in certain options, futures, or forward contracts, it may be required to report income from such investments on a mark-to-market basis, which could result in the Allied Capital recognizing unrealized gains and losses for federal income tax purposes even though it may not realize such gains and losses when it ultimately disposes of such investments. It could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of its holding period for the investments. In addition, if Allied Capital were to engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to Allied Capital, defer losses to Allied Capital, cause adjustments in the holding periods of Allied Capital's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could affect Allied Capital's investment company taxable income or net capital gain for a taxable year and thus affect the amounts that Allied Capital would be required to distribute to its shareholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

     Although it does not presently expect to do so, Allied Capital is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. Under the 1940 Act, its is not permitted to declare distributions to shareholders unless certain "asset coverage" tests are met with respect to its outstanding debt obligations. Moreover, it's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the Diversification Test. If Allied Capital disposes of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

     If Allied Capital fails to satisfy the 90% Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in that year on

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

all of its taxable income, regardless of whether it makes any distributions to its stockholders. In that case, all distributions to its shareholders will be characterized as ordinary income (to the extent of its current and accumulated earnings and profits). In contrast, as is explained below, if Allied Capital qualifies as a RIC, a portion of its distributions or deemed distributions may be characterized as long-term capital gain in the hands of shareholders.

     The remainder of this Summary assumes that Allied Capital qualifies as a RIC and satisfies the 90% Distribution Requirement.

Taxation of Shareholders

     Allied Capital's distributions are generally taxable to shareholders as ordinary income or capital gains. Distributions of its investment company taxable income will be taxable as ordinary income to shareholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of its net capital gains properly designated as "capital gain dividends" will be taxable to a shareholder as long-term capital gains regardless of the shareholder's holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of Allied Capital's earnings and profits first will reduce a shareholder's adjusted tax basis in such shareholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such shareholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     At its option, Allied Capital may elect to retain some or all of its net capital gains for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, Allied Capital will pay tax on the retained amount for the benefit of its shareholders, the shareholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders will report a credit for the tax paid thereon by Allied Capital. The amount of the deemed distribution net of such tax will be added to the shareholder's cost basis for his or her common stock. Since Allied Capital expects to pay tax on any retained net capital gains at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event Allied Capital chooses this option, it must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by Allied Capital in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

     You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the

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

forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

     You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock may be disallowed if other shares of Allied Capital's common stock are purchased (under Allied Capital's DRIP plan or otherwise) within 30 days before or after the disposition.

     In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the common stock), while other income may be taxed at rates as high as 39.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in
Section 1212(b) of the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

     Allied Capital will send to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation. Allied Capital's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that Allied Capital has received qualifying dividend income during the taxable year; capital gain dividends distributed by Allied Capital are not eligible for the dividends received deduction.

     A non-U.S. shareholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from Allied Capital. Accordingly, investment in Allied Capital is likely to be appropriate for a non-U.S. shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such withholding tax. Non-U.S. shareholders should consult their own tax advisors with respect to the U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in the common stock.

     Allied Capital may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from all taxable distributions payable to (i) any shareholder who fails to furnish it with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (ii) any shareholder with respect to whom the IRS notifies Allied Capital that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. Allied Capital may be required to report annually to the IRS and to each non-U.S. shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the non-U.S. shareholder's country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF AN INVESTMENT IN ALLIED CAPITAL, INCLUDING THE POSSIBLE EFFECT OF ANY PENDING LEGISLATION OR PROPOSED REGULATION.

ALLIED CAPITAL GOVERNMENT REGULATIONS

     Allied Capital operates in a highly regulated environment. The following discussion generally summarizes certain regulations.


     BUSINESS DEVELOPMENT COMPANY. A business development company ("BDC") is defined and regulated by the Investment Company Act of 1940. It is a unique kind of investment company that primarily focuses on investing in or lending to small private companies and making managerial assistance available to them. A BDC may use capital provided by public shareholders and from other sources to invest in long-term, private investments in growing small businesses. A BDC provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in privately owned growth companies.


     As a BDC, Allied Capital may not acquire any asset other than "Qualifying Assets" unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of our total assets (the "70% test"). The principal categories of Qualifying Assets relevant to Allied Capital's business are:

     (1) Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company. An eligible portfolio company is defined to include any issuer that (a) is organized and has its principal place of business in the United States,
         (b) is not an investment company other than an SBIC wholly owned by a BDC (Allied Capital's investments in Allied Investment, Allied SBLC and certain other subsidiaries generally are Qualifying Assets), and (c) does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

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     (2) Securities received in exchange for or distributed with respect to securities described in (1) above or pursuant to the exercise of options, warrants, or rights relating to such securities; and

     (3) Cash, cash items, government securities, or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

     To include certain securities described above as Qualifying Assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. Allied Capital provides managerial assistance on a continuing basis to any portfolio company that requests it, whether or not difficulties are perceived.

     As a BDC, Allied Capital is entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. This limitation is not applicable to borrowings by our SBIC or SBLC subsidiaries, and therefore any borrowings by these subsidiaries are not included in this asset coverage test. See "Risk Factors."

     Allied Capital has adopted a Code of Ethics that establishes procedures for personal investments and restricts certain transactions by its personnel. See "Where You Can Find More Information."

     A BDC may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of its shares. Since Allied Capital made its BDC election, Allied Capital has not made any substantial change in the nature of its business.


     REGULATED INVESTMENT COMPANY. Allied Capital's status as a RIC enables it to avoid the cost of federal and state taxation, and as a result achieve pre-tax investment returns. Allied Capital believes that this tax advantage enables it to achieve strong equity returns without having to aggressively leverage its balance sheet.


     In order to qualify as a RIC, Allied Capital must, among other things:

     (1) Derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities.

     (2) Diversify its holdings so that

        (a) at least 50% of the value of its assets consists of cash, cash items, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of its assets and 10% of the outstanding voting securities of the issuer, and

        (b) no more than 25% of the value of its assets are invested in securities (other than U.S. government securities) of one issuer, or of two or more issuers that are controlled by Allied Capital.

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     (3) Distribute at least 90% of its "investment company taxable income" each tax year to its shareholders. In addition, if a RIC distributes in a timely manner (or treats as "deemed distributed") 98% of its capital gain net income for each one year period ending on December 31 and distributes 98% of its ordinary income for each calendar year, it will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs.

     SBA REGULATIONS.  Allied Investment is an SBIC and Allied SBLC is an SBLC.

     SBIC REGULATIONS. Allied Investment, a wholly owned subsidiary of Allied Capital, is licensed by the SBA as an SBIC under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"), and has elected to be regulated as a BDC.

     SBICs are authorized to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the most recent two fiscal years. In addition, an SBIC must devote 20% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the most recent two fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

     Allied Investment is periodically examined and audited by the SBA staff to determine its compliance with SBIC regulations.

     Allied Investment has the opportunity to sell to the SBA subordinated debentures with a maturity of up to ten years, up to an aggregate principal amount of $105 million. This limit generally applies to all financial assistance provided by the SBA to any licensee and its "associates," as that term is defined in SBA regulations. Historically, an SBIC was also eligible to sell preferred stock to the SBA. Allied Investment had received $77.5 million of subordinated debentures and $7.0 million of preferred stock investments from the SBA at September 30, 2000; as a result of the $105 million limit, Allied Capital is limited on its ability to apply for additional financing from the SBA. Interest rates on the SBA debentures currently outstanding have a weighted average interest cost of 8.5%.

     SBLC REGULATIONS. Allied SBLC is licensed to operate as an SBLC and is periodically examined and audited by the SBA staff for purposes of determining compliance with SBA regulations, including its participation in the Preferred Lender Program.

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ALLIED CAPITAL FEES AND EXPENSES TABLE

    This table describes the various costs and expenses that an investor in Allied Capital common stock will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
    Sales load (as a percentage of offering price)..........      0%
    Dividend reinvestment plan fees(1)......................    None
ANNUAL EXPENSES (AS A PERCENTAGE OF CONSOLIDATED NET ASSETS
  ATTRIBUTABLE TO COMMON STOCK)(2)
    Operating expenses(3)...................................    3.9%
    Interest payments on borrowed funds(4)..................    6.2%
                                                               -----
         Total annual expenses(5)...........................   10.1%
                                                               =====

-------------------------

(1) The expenses of Allied Capital's DRIP plan are included in "Operating expenses." Allied Capital has no cash purchase plan. The participants in the DRIP plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Allied Capital's Dividend Reinvestment Plan."


(2) "Consolidated net assets attributable to common stock" equals net assets (i.e., total assets less total liabilities and preferred stock) at September 30, 2000.

(3) "Operating expenses" represent the estimated operating expenses of Allied Capital for the year ending December 31, 2000 excluding interest on indebtedness. Operating expenses exclude the formula and cut-off awards. See "Management -- Compensation Plans."

(4) The "Interest payments on borrowed funds" percentage is based on estimated interest payments for the year ending December 31, 2000 divided by consolidated net assets attributable to common stock at September 30, 2000. Allied Capital had outstanding borrowings of $762.2 million at September 30, 2000. This percentage for the year ended December 31, 1999 was 5.2%. See "Risk Factors."

(5) "Total annual expenses" is based on estimated expenses for the year ending December 31, 2000. "Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. Allied Capital borrows money to leverage its net assets and increase its total assets. The Securities and Exchange Commission requires that "Total annual expenses" percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, "Total annual expenses" for Allied Capital would be 5.4% of consolidated total assets.

EXAMPLE

    The following example, required by the Commission, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Allied Capital. In calculating the following expense amounts, Allied Capital assumed it would have no additional leverage and that its operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
You would pay the following expenses on a $1,000
  investment, assuming a 5.0% annual return.......   $101     $301      $499       $988


    Although the example assumes (as required by the Commission) a 5.0% annual return, Allied Capital's performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the DRIP plan may receive shares of common stock that Allied Capital issued at or above net asset value or are purchased by the administrator of the DRIP plan, at the market price in effect at the time, which may be higher than, at, or below net asset value. See "Allied Capital's Dividend Reinvestment Plan."


 THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND
          THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                BUSINESS OF BLC

     BLC Financial Services, Inc., ("BLC") a Delaware corporation, is primarily engaged, through its subsidiaries, in the business of originating, selling and servicing loans to small businesses under two government guaranteed loan programs, the SBA 7(a) Loan Program and the B&I Program. BLC's principal office is located at 645 Madison Avenue, New York, New York and it currently has 14 other offices throughout the United States.


     BLC was originally incorporated in Texas on October 30, 1973 under the name Crawford Energy, Inc., and was involved in the oil and gas drilling business. On August 10, 1990, BLC was reincorporated in Delaware, ceased its oil and gas drilling business, and changed its name to BLC Financial Services, Inc. BLC became listed on the American Stock Exchange on April 30, 1998, after previously being listed on the OTC Bulletin Board.


BUSINESS LOAN CENTER, INC.


     Background. Business Loan Center, Inc., a subsidiary of BLC, is a SBLC and is authorized to originate, sell, and service loans to small businesses under the SBA 7(a) Loan Program. Business Loan Center currently is a Preferred Lender in the Guaranteed Loan Program in 63 SBA-designated markets throughout the United States.


     The SBA 7(a) Loan Program. The SBA offers financial assistance to eligible small businesses in the form of partial government guarantees on loans made to such businesses by participating lenders such as Business Loan Center under the Guaranteed Loan Program. The SBA guarantees 80% of an SBA 7(a) loan in those cases where the aggregate sum of all loans (including the loan under consideration) made to a borrower and its affiliates under the Guaranteed Loan Program and related SBA-sponsored financial assistance programs does not exceed $100,000. The SBA's maximum guaranty percentage for loans in excess of $100,000 is 75%, with a maximum guaranty amount of $750,000.

     To qualify for an SBA 7(a) loan, a small business, generally defined as a business with (i) no more than $5 million in annual sales or (ii) no more than 500 employees, must demonstrate that the requested financing will be used for specific business purposes and cannot be obtained from the resources of the business, conventional financing sources or through the personal resources of the owners of the business. An SBA 7(a) loan provided by Business Loan Center is typically secured by real estate collateral and may also include liens on inventory, machinery, equipment, and accounts receivable. Generally, the owners of 20% or more of the business are required to personally guarantee the repayment of the loan and may be required to pledge their personal assets.

     SBA 7(a) loans are generally priced with a variable interest rate of up to 2.75% over the prime interest rate as published in The Wall Street Journal, adjusted quarterly. The SBA 7(a) loans have maturities of up to 25 years depending on the intended use of the loan proceeds. Funds to be used for working capital purposes generally may not exceed a seven-year maturity, while funds to be used for machinery and equipment generally have maturities of ten years. Funds to be used for leasehold improvements or the acquisition of land or buildings may have maturities up to 25 years. Loan principal is amortized over the term of the loan.


     Loan Sales. The SBA-guaranteed portions of loans are sold by Business Loan Center on a non-recourse basis in an established secondary market. The SBA-guaranteed portion of the SBA 7(a) loans are generally sold at a premium due to the lengthy maturity of the underlying loan, the rate of return as compared to other investment paper backed by the United States Government and the service fees to be received by Business Loan Center from the purchaser. During fiscal year 2000, Business Loan Center obtained an average premium of approximately 7.4% on the sale of the SBA-guaranteed portion of the loans sold.



     After Business Loan Center sells the SBA-guaranteed portion of a loan in the secondary market, Business Loan Center continues to service the loan for an annual fee. Business Loan Center has earned net servicing fees, including residual interest, (after deducting the fee paid to the SBA) ranging from 1.0% to 4.41%, with an average service fee for loans originated during fiscal year 2000 of 1.12%.


     Business Loan Center also sells the unguaranteed portion of its SBA 7(a) loans through an agreement with a commercial paper conduit to sell up to 93% of the unguaranteed portion. A servicing spread of approximately 4.0% is retained on the unguaranteed portion sold.


     Revenues. Business Loan Center derives its revenues primarily from three sources: (i) interest earned on loans retained for its own account; (ii) gains from the sale of the SBA-guaranteed portion and unguaranteed portion of loans; and (iii) servicing fees paid and interest earned relating to the residual interest of the SBA-guaranteed portion of loans sold in the secondary market and servicing fees on the unguaranteed portion of loans sold. See "BLC Management's Discussion and Analysis of Financial Condition and Results of Operations" and BLC's financial statements attached hereto.



     SBA 7(a) Loan Portfolio. At September 30, 2000, Business Loan Center serviced a loan portfolio of 636 loans in the approximate aggregate principal amount of $338,621,000. Of this amount, approximately $246,193,000 (73%) consisted of the SBA-guaranteed portion of these loans, of which approximately $15,065,000 represented the SBA-guaranteed portion of loans that had not as yet been sold or were sold pending settlement from the secondary market. Approximately $92,427,000 (27%) consisted of the unguaranteed portion of loans, of which approximately $13,652,000 in unguaranteed loans were retained by Business Loan Center for its own account. The interest rates on these loans are adjustable and substantially all are 2.75% over the prime rate.


     At September 30, 2000, delinquent loans accounted for approximately $16,471,000 (5%) of the serviced portfolio, of which approximately $756,000 represented Business Loan Center's proportionate share. These figures represent delinquencies greater than 60 days. Loans in liquidation serviced by Business Loan Center's portfolio at September 30, 2000 accounted for approximately $13,766,000 (4%) of the serviced portfolio, of which approximately $2,234,000 represented Business Loan Center's proportionate share.

     An estimation of the liquidation value of real estate collateral and other collateral securing loans in liquidation is performed regularly based on recent evaluations of collateral. All loans in liquidation are reviewed on a weekly basis to determine changes in status. Of the loans in liquidation, approximately 15% were in the gas and convenience store industry, 44% were in the hotel/motel industry, and 10% were in the restaurant industry. No other industry accounted for more than 5% of the loans in liquidation. At September 30, 2000, Business Loan Center had allowances for credit loss and estimated future losses on loans in liquidation of approximately $568,000 on its financial statements which incorporates management's assessment of these loans.


     Government Regulations. The level of SBA funding for the Guaranteed Loan Program is subject to the federal budgeting process for each federal fiscal year ending September 30. Accordingly, the availability of funds for SBA guarantees could increase or decrease each year. The budget for the federal fiscal year 2001, is estimated to be $10.8 billion for the Guaranteed Loan Program in which Business Loan Center participates.


     The qualification of an SBLC, such as Business Loan Center, to participate in the Guaranteed Loan Program is subject to termination by the SBA based on violation of law or SBA regulations or violation of any agreement with the SBA. Management of Business Loan Center has no reason to believe that its license to participate in the program will be terminated.

     As an SBLC, Business Loan Center's operations are subject to extensive local, state and federal regulations, including, but not limited to: the SBA Act and the 1958 Act, as amended. In addition, Business Loan Center is subject to state laws and regulations with respect to the amount of interest and other charges which lenders can collect on loans (e.g., usury laws). Business Loan Center believes it is in material compliance with all applicable rules and regulations.

     Competition. The commercial lending business is highly competitive and BLC competes with many banks and other non-bank lending institutions, most of which are substantially larger, and have greater financial resources and name recognition. There are currently fourteen licensed non-bank lenders which compete within the Guaranteed Loan Program lending market. Additionally, certain banks and non-bank lending institutions which participate in the Guaranteed Loan Program have also been designated as "Preferred" or "Certified Lenders". There is no assurance that BLC will be able to compete successfully in the future or that competition will not have a material adverse effect on BLC's business, financial condition and results of operations.

     Loan Production Subsidiaries. BLC, recognizing the need to centralize its loan originations, has established three regional loan production subsidiaries to coordinate loan originations and to process applications received from Business Loan Center's network of independent loan referral sources. Business Loan Center's three wholly-owned loan production subsidiaries are BLC Financial Network Inc. ("BLC Network"), BLC Financial Network of Mid-America, Inc. ("BLC Mid-America"), and BLC Financial Network of Florida, Inc. ("BLC Florida").


     During fiscal year 2000, Business Loan Center generated approximately 90% of its loan volume directly and indirectly, through loan referral sources constituting the representative network. Generally, a loan referral source is compensated after the closing of a loan. During the current fiscal year, no one loan source accounted for more than 8% of Business Loan Center's volume.

BLC COMMERCIAL CAPITAL CORPORATION

     Background. BLC Commercial Capital Corp., a Florida corporation ("BLC Commercial"), is a wholly owned subsidiary of BLC. On November, 4, 1997 BLC Commercial was granted the authority to participate in the B&I Program.

     The B&I Program. The B&I Program was designed to create jobs and stimulate rural economies by providing financial backing for rural businesses. The assistance is available in rural areas, which include all areas other than cities of more than 50,000 people and their immediately adjacent urbanized fringe areas. The program provides for guarantees by the USDA of 80% for loan amounts up to $5,000,000 and 70% for loans between $5,000,000 and $10,000,000.
Interest rates typically range between 1% and 2.25% above the prime interest rate as published in The Wall Street Journal and adjust either monthly or quarterly.

     Loans typically have maturities between seven and 30 years depending upon the use of proceeds. The types of businesses eligible are less restrictive than the SBA (7a) Program and there is an active secondary market for the guaranteed portion of the loan with premiums comparable to those received by Business Loan Center in the SBA (7a) Loan Program.

     Revenues. BLC Commercial derives its revenues primarily from three sources: (i) interest earned on loans retained for its own account; (ii) gain on the sale of the USDA-guaranteed portion of the loans; and (iii) servicing fees paid on the USDA-guaranteed portion of loans sold in the secondary market.

     B&I Program Loan Portfolio. At September 30, 2000, BLC Commercial serviced a loan portfolio of 19 loans in the approximate aggregate principal amount of $48,945,000. Of this amount, approximately $39,286,000 consisted of the USDA guaranteed portion of the loans and approximately $9,660,000 consisted of the unguaranteed portion of the loans. BLC Commercial has sold a $300,000 participation in the unguaranteed portion of one loan and has retained the entire unguaranteed portion of the remaining loans for its own account.

     At September 30, 2000, one loan in the principal amount of $1,198,000 was in liquidation, of which BLC Commercial's share was $236,000.

     Government Regulation. The level of funding for the B&I Program is subject to the federal budgeting process for each federal fiscal year. Accordingly, the availability of funds for USDA guarantees under the B&I Program could increase or decrease each year. The federal budget for federal fiscal year 2001 is approximately $2.4 billion.

BLC CAPITAL CORPORATION

     Background. BLC Capital Corporation, a Delaware corporation ("BLC Capital"), is a wholly-owned subsidiary of BLC whose primary function is to complement the Guaranteed Loan Program by originating, underwriting, closing and servicing loans which may exceed the SBA's maximum guaranteed portion. In addition, BLC Capital's lending program makes loans, the proceeds of which are used for purposes that are not permitted under the Guaranteed Loan Program, such as acquisition of rental real estate.

     Companion Loan Program. BLC Capital originates first mortgage loans in conjunction with its SBA loans. These loans are funded by various financial institutions from which BLC Capital receives a fee. In addition, BLC has negotiated an agreement with a major financial institution to fund qualified companion loans originated by BLC from which BLC Capital receives a fee for both originating and servicing these loans.

     Revenues. BLC Capital derives its revenue from servicing fees on those loans in its portfolio that it services, as well as from commissions on loan referrals to outside financial institutions. The referral fees received on these loans ranges from 3% to 9.75% of the loan amount.

     Companion Loan Portfolio. At September 30, 2000, BLC Capital through its Companion Loan Program serviced 26 loans, in the approximate aggregate principal amount of $17,083,000.

BLC DIRECTORS AND MANAGEMENT

     The directors and executive officers of BLC, their ages and present positions held in BLC are as follows:

                                                                                                    YEAR
                                                                                  DIRECTOR OR       TERM
                                                                               EXECUTIVE OFFICER    WILL
             NAME                AGE                 POSITIONS                       SINCE         EXPIRE
             ----                ---   --------------------------------------  -----------------   ------
Robert F. Tannenhauser(1)......  55    President & Chairman of the Board       September 1986       2003
Peter D. Blanck(1)(3)..........  43    Director                                June 1993            2003
Jerome B. Alenick(2)...........  71    Director                                May 1998             2001
Robert W. D'Loren(3)...........  42    Director                                June 1997            2001
Irwin E. Redlener, M.D.(3).....  56    Director                                June 1997            2002
Kenneth S. Schwartz, M.D.(2)...  55    Director                                June 1997            2002
Robert W. Wien (2).............  49    Director                                June 1997            2001
Leonard Rudolph................  53    Executive Vice President                May 1998              N/A
Jennifer M. Goldstein..........  29    Chief Financial Officer & Treasurer     June 1996             N/A
David I. Redlener..............  32    Secretary                               June 1997             N/A

---------------
(1) Member of the Executive Committee

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

     Each director holds office, for the term limit set forth above, until the next annual meeting of BLC's shareholders and until his successor has been elected and qualified.

     Robert F. Tannenhauser has been a full time employee of Business Loan Center, Inc. or its predecessor Business Loan Center, a New York general partnership, since March 1995. From January 1992 until February 1995, Mr. Tannenhauser was of counsel to the law firm of Hall Dickler Kent Friedman & Wood, LLP. Mr. Tannenhauser has been or is a principal or general partner of various corporations or partnerships engaged in the oil and gas or real estate businesses. Additionally, Mr. Tannenhauser serves as a Director of the Children's Health Fund, together with Dr. Redlener.

     Peter D. Blanck has been a Professor of Law since 1993, and a Professor of Occupational Medicine since 1997 with the University of Iowa. Since February 1992,

Dr. Blanck has been a director and the President of Futuronics Corporation. Dr. Blanck is the brother-in-law of Robert F. Tannenhauser.

     Robert W. D'Loren has been President of CAK Universal Credit Corporation since February 1, 1998. Prior to that he was self-employed for eleven years and conducted business in a company known as D'Loren, Levien & Company, LLC., which provided investment banking services to the mortgage and asset-backed industry. Prior to forming his own company in 1986, Mr. D'Loren served as manager in the accounting firm of Deloitte & Touche, LLP.

     Irwin E. Redlener is currently President of the Children's Hospital at Montefiore Medical Center and has been a Professor of Pediatrics at the Albert Einstein College of Medicine, Montefiore Medical Center since 1990. Since 1990, Dr. Redlener has also served as Director of the Division of Community Pediatrics at Montefiore. Dr. Redlener is President and Director of the Children's Health Fund, a not-for-profit foundation developed to support health care for homeless and medically underserved children. Dr. Redlener has been a special consultant on health care policy for the White House and the federal Department of Health and Human Services.

     Kenneth S. Schwartz is a principal of S&D Medical LLP, New York. Prior to this, he had been Chief Medical Officer of American Imaging Management Inc. in Northbrook, Illinois since December 1998. From 1996 to 1998, Dr. Schwartz was Senior Executive Vice President of Complete Management, Inc., New York, New York. From 1981 to 1995, Dr. Schwartz served as a Director of Radiology at Hudson Valley Hospital, Peekskill, New York and was Medical Director at Putnam Hospital Center, Carmel, New York from 1991 through 1994. From March 1995 to November 1996, he was Systems Director of Radiology and imaging at St. Francis Hospital in Hartford, Connecticut.

     Robert W. Wien has been the Managing Director and Director of Investment Banking at Josephthal & Co., Inc. (formally Josephthal, Lyon & Ross, Incorporated) since May 1999; he served as Managing Director, Director of Mergers and Acquisitions from May 1996 until May 1999. From July 1994 to May 1996, Mr. Wien held the position of Director of Corporate Finance and Real Estate Advisory Services at Coopers & Lybrand, LLP. Additionally, Mr. Wien served as Senior Vice President of Investment Banking at Dean Witter Reynolds, Inc. from April 1987 to June 1994. Mr. Wien is a member of the Bar in the State of New York and a licensed Real Estate Broker in the State of New York.

     Jerome B. Alenick has been sole proprietor of Jerome B. Alenick Investments & Financial Services since 1991. From 1990 to 1991 Mr. Alenick was Executive Vice President of The Kushner Companies. Mr. Alenick is a member of the Bars of the State of New Jersey and the District of Columbia and is a licensed Real Estate Broker in the State of New Jersey. He has been an Adjunct Professor of Real Estate at New York University since 1993 and has been a member of the faculty at New York University since 1983.

     Leonard Rudolph joined BLC as Executive Vice President in May of 1998 and currently serves as President of Business Loan Center, Inc. From 1996 until joining BLC, Mr. Rudolph served as Executive Vice President, Senior Credit Officer of Sterling National Bank. Additionally, between 1991 and 1996, Mr. Rudolph held the position of Senior Vice President of Sterling National Bank.

     Jennifer M. Goldstein has been serving as Chief Financial Officer since June 1998, and continues to serve as Treasurer, a position she has held since June 1997. Jennifer Goldstein was Assistant Secretary of BLC from February 1996 to June 1997. From June 1994 until the present, Ms. Goldstein has been employed by Business Loan Center. Ms. Goldstein graduated with a degree in Accounting from San Diego State University and received an MBA in Finance from Pace University.

     David I. Redlener was elected Secretary of BLC in June 1997. From September 1994 until December 1996, Mr. Redlener was employed as an Assistant District Attorney in the County of the Bronx, New York. Currently, Mr. Redlener is employed as Counsel and Vice President of Business Loan Center, Inc. Mr. Redlener graduated with a degree in Economics from Hunter College and earned his law degree from Saint Louis University School of Law in May 1994. He is currently pursuing a MBA in Finance at Fordham University. Mr. Redlener is the son of Dr. Irwin Redlener, a Director of BLC.

BLC EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth all plan and non-plan compensation paid to the named individual for services rendered in all capacities to BLC and its subsidiaries during the three fiscal years ended June 30, 2000. The following salaries and/or benefits are presently payable pursuant to employment agreements.

                           SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION
                                               -----------------------------       SECURITIES
  NAME AND PRINCIPAL POSITION    FISCAL YEAR    SALARY        BONUS    OTHER   UNDERLYING OPTIONS
  ---------------------------    -----------   --------      -------   -----   ------------------
Robert F. Tannenhauser.........     2000       $300,000      $     0    $0          235,000
  President and Director            1999       $224,285(1)   $50,000    $0          375,000
                                    1998       $208,085(1)   $     0    $0          500,000
Leonard Rudolph................     2000       $179,808      $15,000    $0           20,000
  Executive Vice President          1999       $170,000      $10,000    $0           25,000
                                    1998       $ 36,154(2)   $     0    $0           70,000(3)
Jennifer M. Goldstein..........     2000       $143,269      $     0    $0          100,000
  Chief Financial Officer and       1999       $124,038      $35,000    $0           75,000
  Treasurer                         1998       $ 91,923      $15,000    $0          100,000

---------------
(1) Includes premiums for excess health insurance.

(2) Based upon approximately two months of salary at an annual rate of $170,000

(3) During the year ended June 30, 1999, the exercise price for these options were repriced to $3.25 from $4.81.


     Compensation of Directors. During fiscal year 2000, pursuant to non-qualified stock option agreements, each director was granted 35,000 options to purchase common stock at an exercise price of $2.20, all of which are exercisable immediately or at any time prior to March 29, 2005. As additional compensation, each director is to receive $1,000 per meeting of the board of directors and/or committee thereof.


     Executive Employment Agreements. BLC has entered into employment agreements with Robert F. Tannenhauser, Leonard Rudolph, and Jennifer M. Goldstein.

Mr. Tannenhauser and Ms. Goldstein will enter into new employment agreements in conjunction with the Merger.

     Robert F. Tannenhauser. Robert F. Tannenhauser's employment agreement provides that he shall be employed as President and Chairman of the Board of BLC and as Chief Executive Officer of Business Loan Center through January 15, 2001 at an annual gross salary of $200,000. During the fiscal year ended June 30, 1999, the Board of Directors voted to increase his salary to $300,000. Mr. Tannenhauser is also entitled to participate in all benefit plans established from time to time by BLC and Business Loan Center on the same basis as all other executive employees.

     The agreement shall automatically renew for successive one-year periods until BLC registers the shares of common stock held by Mr. Tannenhauser under the Securities Act and lists the common stock for trading on Nasdaq AMEX or another recognized securities exchange. Thereafter, the agreement shall automatically renew for additional successive one-year periods unless notice to the contrary is given by any party not less than 90 days prior to the expiration of the then current term.

     The agreement obliges BLC to pay to Mr. Tannenhauser the greater of $200,000 or his annual gross salary if (i) Mr. Tannenhauser's employment is terminated for any reason other than his death or disability, (ii) the agreement is not renewed by Business Loan Center or (iii) Mr. Tannenhauser terminates the agreement due to a reduction in Mr. Tannenhauser's salary or benefits or the diminution of his responsibility, authority or status as chief executive.


     Leonard Rudolph. Leonard Rudolph's employment agreement provides that he shall be employed as Executive Vice President and President of Business Loan Center, Inc. through April 30, 2003 at an annual gross salary of $170,000. Mr. Rudolph was also granted a $10,000 signing bonus as well as options to purchase 70,000 shares of BLC common stock at an exercise price of $4.81, which shall vest equally over four years. During fiscal year 2000, Mr. Rudolph's salary was increased to $185,000. During fiscal year 1999, the board of directors of BLC adjusted the exercise price of the options to purchase 70,000 shares to $3.25 per share. Mr. Rudolph is also entitled to participate in all benefit plans established from time to time by BLC and Business Loan Center, Inc. on the same basis as all other executive employees. He may terminate this agreement in the event that Robert. F. Tannenhauser is no longer affiliated with BLC. Mr. Tannenhauser shall be deemed to be affiliated with BLC as long as he serves as an officer or director of BLC. A termination under this provision shall not be deemed a termination for cause under his employment agreement.


     The agreement shall automatically renew for successive one-year periods unless notice to the contrary is given by any party not less than 90 days prior to the expiration of the then current term.

     The agreement obliges BLC to pay to Mr. Rudolph the greater of $170,000 or his annual gross salary if (i) Mr. Rudolph's employment is terminated for any reason other than his death or disability, (ii) the agreement is not renewed by BLC or Business Loan Center or (iii) Mr. Rudolph terminates the agreement due to a reduction in Mr. Rudolph's salary or benefits or the diminution of his responsibility, authority or status as an executive.

     Jennifer M. Goldstein. Jennifer M. Goldstein's employment agreement provides that she shall be employed as Treasurer and Chief Financial Officer of BLC, BLC Commercial, BLC Capital and Business Loan Center through September 30, 2002 at an initial annual gross salary of $100,000. Effective in each October beginning in 1998 and ending in 2000, this base salary increases by $25,000. Concurrent with the signing of her employment agreement, Ms. Goldstein was granted options to purchase 100,000 shares of common stock at an exercise price of $0.82, which shall vest equally over the next five years. Ms. Goldstein is also entitled to participate in all benefit plans established from time to time by BLC and Business Loan Center on the same basis as all other executive employees. She may terminate this agreement in the event that Robert F. Tannenhauser is no longer affiliated with BLC. Mr. Tannenhauser shall be deemed to be affiliated with BLC as long as he serves as an officer or director of BLC. A termination under this provision shall not be deemed a termination for cause under her employment agreement.

     The agreement shall automatically renew for successive one-year periods unless notice to the contrary is given by any party not less than 90 days prior to the expiration of the then current term.

     The agreement obliges BLC to pay to Ms. Goldstein the greater of $100,000 or her annual gross salary if (i) Ms. Goldstein's employment is terminated for any reason other than her death or disability, (ii) the agreement is not renewed by BLC or Business Loan Center or (iii) Ms. Goldstein terminates the agreement due to a reduction in salary or benefits or the diminution of her responsibility, authority or status as an executive.

RELATED PARTY TRANSACTIONS


     Since June 30, 1992, various members of the immediate family and affiliates of Robert F. Tannenhauser have made available funds to BLC for the purpose of originating loans. In exchange for extending such loans, BLC paid interest to the person or entities funding such loans during fiscal years 2000, 1999, 1998, 1997 and 1996. Interest rates charged on these loans ranged from 9% to 9.25% per annum. No such loans were outstanding subsequent to June 30, 2000. For those periods, BLC incurred interest expense relating to such individuals in the aggregate amounts of $20,000, $19,000, $17,000, $157,000, and $130,000,
respectively. The maximum amounts outstanding for these loans during the periods in question were $300,000, $1,077,000, $2,594,000, $2,594,000, and $2,108,000,
respectively. Additionally, certain members and affiliates of Mr. Tannenhauser's family participated in the debenture offering placed by BLC during fiscal year 1998 and 1999. The debentures raised during these years yielded an annual interest rate of 9.25% and 9%, respectively. During the period July 1, 2000 through October 31, 2000, and fiscal year 2000, interest expense relating to such individuals approximated $54,000 and $95,000, respectively, based upon the outstanding debenture of $1,240,000. Additionally, during fiscal year 1999, interest expense relating to such individuals totaled approximately $88,000 based upon outstanding debentures to said parties in the aggregate amount of $950,000.



     On November 11, 1997, BLC entered into an investment banking agreement with Josephthal pursuant to which BLC paid a $25,000 retainer to Josephthal and agreed to pay an additional $12,500 per month for three months commencing in January 1998. Thereafter the fee would be reduced to $5,000 per month. After inquiries with industry professionals regarding the reasonableness of Josephthal's proposal and after further negotiations with Josephthal, the Company concluded that Josephthal's fee arrangement was reasonable with respect to investment banking services provided within the financial services marketplace. For fiscal years 1999 and 1998, BLC paid Josephthal approximately $27,000 and $85,000 in fees, respectively. No fees were paid during the period July 1, 2000 through October 31, 2000 or during Fiscal Year 2000. In addition, BLC issued to Josephthal, pursuant to such investment banking agreement, warrants to purchase 90,000 shares of BLC common stock. The initial exercise price for the warrants is $1.10 per share. In connection with the proposed merger, BLC canceled its investment banking agreement with Josephthal effective October 30, 2000, and therefore, no further fees or warrants will be granted. Robert W. Wien, a director of BLC, is a Senior Managing Director of Josephthal.



     On December 1, 1997, BLC entered into an agreement with D'Loren Levien & Company LLC for investment banking services. This agreement provided that D'Loren could earn warrants to purchase up to 800,000 BLC shares at exercise prices between $1.86 per share and $3.55 per share for the rendering of certain investment banking services. As of October 31, 2000, D'Loren had earned warrants exercisable for 200,000 shares of BLC common stock, the earned warrants. Upon a change in control of BLC, the agreement provided that D'Loren would have the right to purchase the remaining 600,000 shares of BLC common stock. In anticipation of the merger, on October 31, 2000, D'Loren agreed to forfeit, on closing of the merger, the change of control warrants to purchase 600,000 shares at Allied Capital's request. In lieu of the forfeited change of control warrants, BLC reduced the exercise price of the earned warrants from $1.86 per share to a total exercise consideration of $10.00. The economic value of the reduction in exercise price approximates the economic value of the forfeited change of control warrants. BLC has represented that the change of control warrants will be cancelled prior to the closing of the merger. Robert D'Loren, a principal of D'Loren, is a director of BLC.



     At September 30, 2000, Peter Blanck, Robert D'Loren and Irwin Redlener were members of the compensation committee of the board of directors of BLC. The compensation committee's functions include the review and approval of compensation and terms of employment for all executive officers and administering the grant of employee stock options pursuant to the 1995 Amended Management Incentive Plan. Peter Blanck is a substantial shareholder, debenture holder and warrant holder of BLC and brother-in-law to Robert F. Tannenhauser, who serves as President and Chairman of the Board. In addition, Robert D'Loren and Irwin Redlener are also warrant and/or option holders and/or shareholders of BLC. Irwin Redlener is the father of BLC's Secretary, David I. Redlener.


BLC MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion and analysis should be read in conjunction with BLC's financial statements included in this report and the notes accompanying the financial statements. See BLC's annual financial statements as of and for the years ended June 30, 2000, 1999 and 1998 at F-10 to F-28 and BLC's first quarter financial statements for the quarter ended September 30, 2000 at F-2 and F-9. The discussion of results, causes and trends should not be construed to imply any conclusion that such results or trends will necessarily continue in the future.

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

Liquidity and Capital Resources

     BLC actively engages in commercial lending through Business Loan Center, BLC Commercial, and BLC Capital, and therefore, BLC has a constant need for debt financing. Cash used by BLC and its subsidiaries to fund loans, repay existing debt and to fund operating expenses is currently provided only partially through collections on loans and proceeds from loan sales. The remainder of BLC's cash requirements is derived from existing capital and short and long-term borrowing.


     BLC currently maintains a $50 million credit facility to fund both the guaranteed and unguaranteed portion of 7(a) program loan originations, as well as a $15 million credit facility to fund both the guaranteed and unguaranteed portions of B&I loans. Borrowings under the guaranteed line are repaid immediately upon the sale of the guaranteed portion into the secondary market.



     During the fiscal year ending June 30, 2000, BLC, through its subsidiary Business Loan Center, Inc., successfully completed the closing of a commercial paper conduit facility totaling $75 million. This type of facility structure provides for periodic non-recourse sales of the unguaranteed portion of SBA loans into the facility on a revolving basis. The initial sales, which took place in December 1999, consisted of two pools of unguaranteed SBA 7(a) loans approximating $23.2 million. Between January 1, 2000 and September 30, 2000, Business Loan Center sold additional unguaranteed loans into the facility totaling approximately $24 million. As of September 30, 2000, the outstanding balance of loans sold into the facility approximated $40,182,000. Proceeds from the sales were used to repay the credit lines.


     In addition, BLC, through a private placement of convertible debentures, raised approximately $1,621,000 during the year ended June 30, 2000. The debentures were initially convertible into common stock at $3.50 per share. However, during the year ended June 30, 2000, the conversion price was reduced to $2.75 per share. The debentures have a four-year term and pay interest quarterly at the rate of 9% per annum.

     At September 30, 2000 and June 30, 2000, sales of the guaranteed portions of loans in the aggregate amount of $9,223,000 and $13,926,000, respectively, were pending settlement in the secondary market, while $5,842,000 and $7,494,000, respectively, were pending construction and/or renovation completions. Upon the completion of these funding projects, participation in these loans may be sold in the secondary market, providing BLC with a source of revenues. Subsequent to June 30, 2000, BLC received net cash premiums, after repayment of indebtedness, of approximately $1,195,000 from those loans pending settlement at June 30, 2000. Subsequent to September 30, 2000, BLC received net cash premiums of approximately $563,000 from those loans pending settlement at September 30, 2000.


     Pursuant to a loan participation agreement entered into with a purchaser during the fiscal year ended June 30, 1996, Business Loan Center, at its option, in respect to loans which are delinquent for more than 60 days is required to either (i) repurchase the loan or (ii) substitute interest in another loan of equal value. During fiscal year 2000, four loans with an aggregate value of approximately $223,000 were repurchased. There have been no loan repurchases during the quarter ended September 30, 2000.

     BLC believes that its current capital resources and future cash flows will be sufficient to meet its future financial obligations and projected capital requirements, based on the resources provided by the credit facilities described above, the anticipated proceeds from sales of both the guaranteed and unguaranteed portion of loans in the secondary market, the cash generated from the existing portfolio in the form of interest and servicing income, and the regular principal repayments on loans receivable. Management believes that Business Loan Center and BLC Commercial should be able to originate and fund at least $190 million in new loans during fiscal year 2001. However, there can be no assurances that BLC will be able to achieve this level.


Results of Operations

General


     Demand for long-term commercial loans throughout the United States has continued to remain at substantially high levels over the last several years. The Guaranteed Loan Programs have assisted participating lenders in providing record amounts of guaranteed loans over the past three federal fiscal years. Business Loan Center and BLC Commercial have contributed to the success of the Guaranteed Loan Programs by originating loans in the principal amount of approximately $163,568,000, for fiscal year 2000, resulting in a serviced loan portfolio approximating $376,007,000 at June 30, 2000. The serviced loan portfolio at September 30, 2000 was $388,000,000. By establishing an effective loan origination network spanning the United States, management believes that BLC has positioned itself to achieve ongoing growth, both with respect to the amount of loans originated and the geographic areas in which it operates. The origination network is currently comprised of loan referral sources that service several broad geographic regions and provide customers with a variety of financial products.


     Management of BLC is sensitive to industry and geographical trends, including failure rates in various industries, general condition of local economies, and the resultant effect on businesses and real estate values. Generally, BLC's current lending pattern, both regarding industry and geographic location, is extremely diverse. At June 30, 2000, businesses in over 145 distinct industries in approximately 45 different states had received loans from Business Loan Center. The largest industry sectors in Business Loan Center's serviced portfolio at June 30, 2000 include: lodging, approximating 33% of the aggregate loan portfolio, gas stations and convenience stores, approximating 10% and restaurants, approximating 11% of the aggregate loan portfolio. The diversity of the portfolio at September 30, 2000 is substantially the same as at June 30, 2000.

Comparison of the Quarter Ended September 30, 2000 vs. the Quarter Ended September 30, 1999

     BLC recorded net income of approximately $752,000 (or $.04 per basic share) for the three months ended September 30, 2000, as compared to net income of approximately $472,000 (or $.02 per basic share) for the three months ended September 30, 1999.

     Revenues for the three months ended September 30, 2000 totaled $5,500,000 compared to $4,513,000 at September 30, 1999 a 22% increase. This increase in

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

revenues resulted primarily from an increase in gain on sale of loans as well as an increase in service fee income. At September 30, 2000, BLC maintained a serviced loan portfolio of 655 loans, which approximated $388,000,000 as compared to 497 loans, which approximated $273,921,000 at September 30, 1999.

     Gain on sale of loans increased from $2,119,000 at September 30, 1999 to $3,195,000 at September 30, 2000, a 51% increase. This increase can be attributed to higher premiums earned on the sale of the guaranteed portions of loans sold, as well as the securitization of $7,658,000 in unguaranteed loans in the quarter. The average premium on loans sold during the quarter ended September 30, 2000 was approximately 8%, as compared to 6% in the same quarter last year. BLC sold $22,054,000 in guaranteed loans during the quarter ended September 30, 2000 as compared to $22,683,000 in the quarter ended September 30, 1999.


     Interest income decreased from approximately $1,132,000 for the three months ended September 30, 1999 to approximately $990,000 for the three months ended September 30, 2000, or by approximately 13%. This decrease was due in part to the securitization and sale of the unguaranteed portion of SBA loans during the quarter ended September 30, 2000. BLC's performing and retained loan portfolio held by it at September 30, 2000 was $31,444,000 compared to $45,207,000 at September 30, 1999. This decrease in the interest income was partially offset by an increase in the prime rate, which increased to 9.5% at September 30, 2000 from 8% at September 30, 1999.



     Service fee income, increased by approximately 15% from the prior year's quarter, due in part to BLC's increased serviced and sold loan portfolio which approximated $332,615,000 at September 30, 2000 compared to $212,516,000 at September 30, 1999. This increase was partially offset by an overall decrease in the service fee rates earned on the sale of the guaranteed portion of SBA loans as well as an increase in the amortization or principal payments on the residual interest. The BLC continues to earn additional residual interest income, on both the unguaranteed and guaranteed loans sold.



     Loans in the aggregate amount of approximately $27,495,000 were funded by BLC during the three months ended September 30, 2000, as compared to loans in the aggregate principal amount of approximately $34,267,000 for the three months ended September 30, 1999. The guaranteed principal amounts of the loans funded during the three months ended September 30, 2000 aggregated $20,581,000 compared to approximately, $24,891,000 for the prior year's period.



     As of September 30, 2000, BLC's loan production offices were located in Richmond and Alexandria, Virginia (near Washington D.C.), Panama City, Florida, Wichita, Kansas, McKinney, Texas, Manalapan and Mt. Arlington, New Jersey, Seattle, Washington, Phoenix, Arizona, Omaha, Nebraska, Oklahoma City, Oklahoma and Hartford, Connecticut.


     At September 30, 2000, 32 proposed loans in the approximate aggregate principal amount of $13,426,000 had received both Business Loan Center, Inc. (Business Loan Center) and SBA approval and were awaiting closing. In addition, 70 proposed loans in the approximate aggregate principal amount of $40,241,000 were approved by Business Loan Center and awaiting submission to the SBA or awaiting SBA approval. Business Loan Center's existing capital resources should enable it to fund these loans and additional loans in process.

     At September 30, 2000, one proposed loan in the approximate aggregate principal amount of $1,400,000 had received both BLC Commercial Capital Corp. and USDA approval and were awaiting closing. In addition, 8 proposed loans in the approximate aggregate principal amount of $34,860,000 were approved by BLC Commercial Capital Corp. and awaiting submission to the USDA or awaiting USDA approval. BLC Commercial Capital Corp.'s existing capital resources should enable it to fund these loans and additional loans in process.

     BLC's operating expenses increased from approximately $2,102,000 for the three months ended September 30, 1999 to approximately $2,495,000 for the quarter ended September 30, 2000, an increase of 19%. This was due to an increase in payroll expenses as well as an increase in the allowance for credit losses.

     General and administrative expenses of approximately $808,000 for the three months ended September 30, 2000 increased from approximately $775,000, an increase of 4%.

     Interest expense increased by approximately 11% during the three months ended September 30, 2000 as compared to the prior year's period. This was due to an overall increase in the borrowing base rate as well as increases in borrowings under the B&I credit facility. This increase was partially offset by a decrease in the average retained SBA loan portfolio at September 30, 2000, as a result of the securitization of the SBA unguaranteed loans.

Comparison of Fiscal Year 2000 vs. Fiscal Year 1999


     BLC recorded net income of $5,282,000 (or $0.26 per basic share) for the fiscal year ended June 30, 2000 as compared to net income of $3,103,000 (or $0.16 per basic share) for the year ended June 30, 1999. Net income before provision for income taxes, operating income was $8,138,000 for fiscal year 2000, as compared to $5,154,000 for fiscal year 1999.



     Revenues for fiscal year 2000 grew from approximately $19,422,000 at June 30, 1999 to $26,366,000 at June 30, 2000, an increase of 36%. This increase in revenues resulted primarily from an increase in gain on sale of loans and interest income, which arose from increased loan originations as well as increased loan sales during the fiscal year. During fiscal year 2000, BLC originated $163,568,000 in new loans as compared to $112,142,000, which represents an increase of over 45%. As of June 30, 2000, BLC maintained a serviced loan portfolio of 626 loans, which approximated $376,007,000 as compared to 454 loans, which approximated $248,544,000 at June 30, 1999.



     Gain on sale of loans increased from $11,868,000 for fiscal year 1999 to $16,687,000 for fiscal year 2000, an increase of 41%. This is attributable to increases sales of both the guaranteed and unguaranteed portions of loans originated. BLC sold $120,983,000 in guaranteed loans during fiscal year 2000 as compared to $79,240,000 in fiscal year 1999. The unguaranteed portion of loans securitized and sold during fiscal year 2000 increased to $39,191,000 from $24,317,000 for fiscal year 1999. These increases were partially offset by an overall reduction in the average premium received on the sale of the guaranteed portion of the loans in the secondary marketplace. During fiscal year 1999, the average premium received on the sale of the guaranteed portion of loans was 109% as compared to 108% for fiscal year 2000.

     Interest income increased from approximately $3,550,000 for fiscal year 1999 to approximately $4,654,000 for fiscal year 2000, or by 31%. This increase resulted from both an increase in the prime rate, which is the base rate for all of BLC's loan originations, as well as an increase in the overall loan originations experienced during the fiscal year. The prime rate increased to 9.5% as of June 30, 2000, as compared to 8% at June 30, 1999.



     Service fee income was $2,355,000 as of June 30, 1999 as compared to $2,896,000 at June 30, 2000, an increase of 23%. This increase was primarily due to an increase in the serviced and sold loan portfolio which approximated $315,340,000 at June 30, 2000 compared to $195,773,000 at June 30, 1999. The increase was partially offset by an overall decrease in the service fee rates earned on the sale of guaranteed portion of SBA loans as well as an increase in the amortization or principal payments on the residual interests. The average service fee earned on the sale of the guaranteed portion of SBA loans originated during fiscal year 2000 was 1.12% as compared to 1.54% for fiscal year 1999. Service fees and residual interest rates earned on both the SBA and USDA guaranteed loans sold in the secondary market ranged between 0.25% and approximately 4.41%.


     Miscellaneous income increased from $1,649,000 at June 30, 1999 to $2,129,000 at June 30, 2000, an increase of 29%. This increase can be attributed to increased fees earned on the origination and sales of non-SBA loans, as well as fees earned in connection with packaging these and other SBA and B&I loans.


     Operating expenses increased from approximately $8,636,000 for fiscal year 1999 to approximately $11,237,000 for fiscal year 2000, an increase of 30%. This increase resulted from increases in payroll, commissions and travel associated with continued growth and expansion.



     General and administrative expenses increased to approximately $3,126,000 for fiscal year 2000 compared to $2,746,000 at fiscal year 1999, an increase of 14%. This was due to increases in corporate and legal services as well as amortization of costs associated with additional financing obtained throughout the past fiscal year.



     Interest expense increased by approximately 34% during fiscal year 2000 as compared to the prior year's period. The increase was due to increased borrowing to meet the continued growth in loan production activities as well as an increase in the base borrowing rate.

     The number and aggregate principal amount of the loans in BLC's portfolio at the end of fiscal year 2000 may be classified and compared to the loans in its portfolio at the end of fiscal year 1999 as follows:


                                               YEAR ENDED 6/30/00                           YEAR ENDED 6/30/99
                                   ------------------------------------------   ------------------------------------------
                                    TOTAL     GUARANTEED   UNGTEED.      #       TOTAL     GUARANTEED   UNGTEED.
         (IN THOUSANDS,             AMOUNT      AMOUNT      AMOUNT     LOANS     AMOUNT      AMOUNT      AMOUNT    # LOANS
         EXCEPT # LOANS)           --------   ----------   --------   -------   --------   ----------   --------   -------
Performing Loans.................  $352,314    $258,867    $93,447      578     $238,586    $173,610    $64,976      418
Delinquent Loans.................    11,447       8,293      3,154       15          870         653        217        1
Loans in liquidation.............    12,246       8,921      3,325       33        9,088       7,415      1,673       35
                                   --------    --------    -------      ---     --------    --------    -------      ---
      Total Loans................  $376,007    $276,081    $99,926      626     $248,544    $181,678    $66,866      454
                                   ========    ========                 ===     ========    ========                 ===
LESS:
Loans Sold.......................                          $75,934                                      $42,878
Allowance for Credit Losses......                            1,153                                          914
Deferred Income & Other..........                              548                                        1,138
                                                           -------                                      -------
Loans Receivable Net.............                          $22,291                                      $21,936
                                                           =======                                      =======

     Loans for which interest and principal payments are due for a period greater than 60 days are categorized by BLC as "delinquent." Delinquent loans generally are a result of various factors, including temporary downturns in the borrower's business, seasonal working capital constraints, changes in business location or products, and other factors specifically related to each borrower. The borrowers often regain current status after a period of time.


     In certain cases, when the aforementioned factors prevent the borrower from making any payments for a prolonged period of time, and the loan falls beyond 90 days past due, the loan may then be categorized as in "liquidation." After formal request is made by BLC or the fiscal transfer agent, the SBA honors its guaranty by purchasing the guaranteed portion of the loan, as well as all interest that is due for a period of up to 120 days. In general, loans in liquidation are serviced through the efforts of Business Loan Center.


Comparison of Fiscal Year 1999 vs. Fiscal Year 1998


     BLC recorded net income of $3,103,000 (or $0.16 per basic share) for fiscal year 1999 as compared to net income of $3,226,000 (or $0.18 per basic share) for the year ended June 30, 1998. Net income before provision for income taxes and extraordinary item, operating income, was $5,154,000 for fiscal year 1999, as compared to $5,337,000 for fiscal year 1998.



     Revenues for fiscal year 1999 increased approximately 23% to $19,422,000 from fiscal year 1998 primarily due to gains on loan sales, servicing fee income, and interest income. This rise is attributed to an increased serviced loan portfolio of BLC as well as an increase in loan originations and loan sales during the respective periods. As of June 30, 1999 BLC maintained a serviced loan portfolio of 454 loans, which approximated $248,544,000 as compared to 359 loans, which approximated $175,889,000 at June 30, 1998.



     Interest income increased from approximately $2,439,000 for fiscal year 1998 to approximately $3,550,000 for fiscal year 1999, or by approximately 46%. This was primarily due to an increase in the average outstanding and performing retained loan portfolio held by BLC during the year, which included both the unguaranteed portions of loans held as well as the guaranteed portion of loans held for multiple disbursements and/or construction disbursements. A portion of this increase can be attributed to the increase in BLC's performing and retained loan portfolio at June 30, 1999 which approximated $34,027,000 as compared to $28,971,000 at June 30, 1998.

     Service fee income increased by approximately 105% from the prior year primarily due to BLC's increased serviced and sold loan portfolio which approximated $195,773,000 at June 30, 1998. Servicing fees earned by BLC on those guaranteed loans sold in the secondary market have ranged between 0.50% and 4.06% per annum.


     Operating expenses increased from approximately $6,481,000 for fiscal year 1998 to approximately $8,636,000 for fiscal year 1999. This increase resulted from increases in payroll, commissions and travel associated with continued growth and expansion. With the addition of new offices during the year, BLC experienced an unusually high rate of operational expenses. It is expected that a corresponding increase in loan origination levels, and therefore, revenues should result from these production offices during the fiscal year ended June 30, 2000.



     General and administrative expenses of approximately $2,746,000 for fiscal year 1999 increased from approximately $1,753,000 for the prior year's period primarily due to additional loan production offices, corporate services and amortization of costs associated with the additional financing obtained throughout the past fiscal year.



     Interest expense increased by approximately 34% during fiscal year 1999 as compared to fiscal year 1998. The increase was due to increased borrowing to meet continued growth in loan production activities during this period which was somewhat offset by an interest rate reduction obtained by BLC from its lender.



     Loans in the approximate aggregate principal amount of $112,142,000 were originated during fiscal year 1999, as compared to loans in the approximate aggregate principal amount of $93,854,000 for fiscal year 1998, representing a 19% increase in origination activities during the referenced periods. The guaranteed principal amount of the loans originated during fiscal year 1999 approximated $81,205,000 as compared to the aggregate guaranteed principal of $67,357,000 for fiscal year 1998. Of those loans originated and fully funded during fiscal year 1999, substantially all of the guaranteed portions were sold in the secondary market subsequent to the full funding of each loan, at premium rates approximating 109%. During fiscal year 1999, BLC securitized and sold approximately $24,317,000 in unguaranteed loans. Sales of both the guaranteed and unguaranteed portion of these loans during fiscal year 1999 resulted in $11,868,000 of gains as compared to $10,583,000 for fiscal year 1998.

     The number and aggregate principal amount of the loans in BLC's portfolio at the end of fiscal year 1999 may be classified and compared to the loans in its portfolio at the end of fiscal year 1998 as follows:


                                    YEAR ENDED 6/30/99                           YEAR ENDED 6/30/98
                                   ---------------------                        ---------------------
                                    TOTAL     GUARANTEED   UNGTEED.              TOTAL     GUARANTEED   UNGTEED.
         (IN THOUSANDS,             AMOUNT      AMOUNT      AMOUNT    # LOANS    AMOUNT      AMOUNT      AMOUNT    # LOANS
         EXCEPT # LOANS)           --------   ----------   --------   -------   --------   ----------   --------   -------
Performing Loans.................  $238,586    $173,610    $64,976      418     $164,037    $120,298    $43,739      321
Delinquent Loans.................       870         653        217        1        2,630       2,060        570        3
Loans in liquidation.............     9,088       7,415      1,673       35        9,222       7,413      1,809       35
                                   --------   ---------    -------    -----     --------   ---------    -------    -----
      Total Loans................  $248,544    $181,678    $66,866      454     $175,889    $129,771    $46,118      359
                                   ========   =========               =====     ========   =========               =====
LESS:
Loans Sold.......................                          $42,878                                      $22,289
Allowance for Credit Losses......                              914                                          641
Deferred Income & Other..........                            1,138                                        1,148
                                                           -------                                      -------
Loans Receivable Net.............                          $21,936                                      $22,040
                                                           -------                                      -------

     Loans for which interest and principal payments are due for a period greater than 60 days are categorized by BLC as "delinquent." Delinquent loans generally are a result of various factors, including temporary downturns in the borrower's business, seasonal working capital constraints, changes in business location or products, and other factors specifically related to each borrower. The borrowers often regain current status after a period of time.


     In certain cases, when the aforementioned factors prevent the borrower from making any payments for a prolonged period of time, and the loan falls beyond 90 days past due, the loan may then be categorized as in "liquidation." After formal request is made by BLC or the fiscal transfer agent, the SBA honors its guaranty by purchasing the guaranteed portion of the loan, as well as all interest that is due for a period of up to 120 days. In general, loans in liquidation are serviced through the efforts of BLC's servicing staff.


BLC QUALITATIVE AND QUANTITATIVE DISCLOSURE ABOUT MARKET RISK


     In general, BLC manages its interest rate risk through the use of variable-based interest rate indices for its borrowing and lending activities. Specifically, BLC's borrowing rates from its lender are based upon a spread above Prime Rate and the LIBOR Rate while the lending rate to its borrowers is based upon a spread above the Prime Rate. During fiscal year 2000 BLC entered into a $75 million revolving facility which allows BLC to sell the unguaranteed portion of SBA loans into a securitization conduit. As BLC periodically sells loans into the conduit, it reduces its exposure to the lender. Accordingly, the potential interest rate mismatch from the changes in the indices is of short duration.



     To match the interest rates on the Prime Rate loans made to borrowers and the LIBOR-based borrowings from its lender, BLC enters into interest rate swaps to reduce the interest rate risk. The net charge to operations during fiscal year 2000 due to the interest rate swaps approximated $11,700. As a result, management believes that BLC has reasonably insulated itself from the impact of a change in interest rates.



     BLC's servicing assets and residual interests are valued each reporting period based on a discounted cash flow analysis using current interest rates to discount expected future cash flows. If the discount rate and estimated fair value interest rates increase, the carrying value of these assets may be negatively impacted. However, it should be noted that an interest rate change would not significantly impact the estimated cash flows of these assets.


             DESCRIPTION OF ALLIED CAPITAL STOCK AND DISTRIBUTIONS


     On September 18, 2000, Allied Capital's board of directors voted unanimously to amend Allied Capital's article of incorporation to increase its authorized capital stock from 100,000,000 shares, $0.0001 par value, to 200,000,000 shares, and authorized management to hold a special meeting of shareholders on November 15, 2000 to seek shareholder approval for such amendment. Shareholders of record on September 28, 2000 were mailed a notice and proxy statement for this purpose and voted in favor of the charter amendment. The charter amendment was filed with the state of Maryland on November 17, 2000.



     The Allied Capital board of directors may classify and reclassify any unissued shares of capital stock by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.



     The following summary of the capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by Allied Capital's articles of incorporation. Reference is made to the Allied Capital articles of incorporation for a detailed description of the provisions summarized below.


COMMON STOCK


     At December 7, 2000, there were 81,021,686 shares of Allied Capital common stock outstanding and 11,917,082 shares of Allied Capital common stock reserved for issuance under the Amended Stock Option Plan. The following are the outstanding classes of securities of Allied Capital as of December 7, 2000:



                                                                        (4)
                                                         (3)          AMOUNT
                                                     AMOUNT HELD    OUTSTANDING
                                           (2)       BY COMPANY    EXCLUSIVE OF
                            (1)          AMOUNT      OR FOR ITS    AMOUNTS SHOWN
                       TITLE OF CLASS  AUTHORIZED     ACCOUNT*       UNDER(3)
                       --------------  -----------   -----------   -------------
Allied Capital
  Corporation........  Common Stock    200,000,000     234,977      80,786,709


-------------------------

* Represents shares of Allied Capital held in a trust for the Deferred Compensation Plan. See "Allied Capital Business -- Allied Capital Executive Compensation."



     All shares of Allied Capital common stock have equal rights as to earnings, assets, dividends and voting privileges, and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of Allied Capital common stock if and when declared by the Board of Directors of Allied Capital out of funds legally available therefore. Allied Capital common stock has no preemptive, conversion, or redemption rights and is freely transferable. In the event of liquidation, each share of Allied Capital common stock is entitled to share ratably in all assets of Allied Capital that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of Allied Capital common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of Allied Capital common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.



     Allied Capital pays quarterly dividends to shareholders of Allied Capital common stock. The amount of Allied Capital quarterly dividends is determined by the Allied Capital board of directors. Allied Capital's board has established a dividend policy for 2000 to review the dividend rate quarterly and to adjust the quarterly dividend rate as Allied Capital earnings momentum builds. In addition, the Allied Capital board of directors may determine to retain a portion of capital gains during 2000. Allied Capital cannot assure that it will achieve investment results or maintain a tax status that will permit any particular level of dividend payment.


     Allied Capital's credit facilities limit its ability to declare dividends if it defaults under certain provisions.

     Allied Capital has adopted an "opt out" DRIP plan for Allied Capital common shareholders. Under the DRIP plan, if your shares of Allied Capital common stock are registered in your name, your Allied Capital dividends will be automatically reinvested in additional shares of Allied Capital common stock unless you "opt out" of the DRIP plan.

PREFERRED STOCK


     In addition to shares of Allied Capital common stock, the Allied Capital articles of incorporation authorize the issuance of preferred stock. The Allied Capital board of directors is authorized to provide for the issuance of Allied Capital preferred stock with such preferences, powers, rights and privileges as the Allied Capital board deems appropriate; except that, such an issuance must adhere to the requirements for the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to Allied Capital common stock, the Allied Capital preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of Allied Capital's total assets and (ii) the holders of shares of Allied Capital preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the Allied Capital preferred stock are in arrears by two years or more.


          COMPARISON OF RIGHTS OF ALLIED CAPITAL AND BLC SHAREHOLDERS


     Allied Capital and BLC are incorporated under the laws of Maryland and Delaware, respectively. Upon consummation of the merger, BLC common shareholders become shareholders of Allied Capital, and their rights will be governed by the laws of Maryland and Allied Capital's articles of incorporation and bylaws instead of the laws of Delaware and BLC's certificate of incorporation and bylaws. Certain significant differences between the rights of Allied Capital shareholders under Maryland law and BLC shareholders under Delaware law are summarized below.

This summary does not purport to be a complete description of all of the differences between the rights of BLC common shareholders and the rights of shareholders of Allied Capital.


     As of December 7, 2000, BLC had 26,386,093 shares of common stock issued and outstanding. BLC is listed on the American Stock Exchange and trades under the symbol "BCL."


     For a full review of the differences you should read relevant provisions of Maryland law, Delaware law, the Allied Capital amended and restated articles of incorporation and bylaws as well as the BLC certificate of incorporation and bylaws, all of which are available upon request.


     Maryland law and the Allied Capital articles of incorporation and bylaws contain provisions that may be deemed to have an anti-takeover effect and may delay, defer or prevent a change in control of Allied Capital or other transactions that an Allied Capital shareholder might consider is in its best interest, including a transaction that might result in a premium over the market price for the shares held by Allied Capital shareholders. These provisions are expected to discourage various types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Allied Capital to negotiate with Allied Capital's board of directors. Allied Capital's management believes that the benefits of these provisions outweigh the disadvantages of these provisions because negotiation with Allied Capital's board of directors could result in an improvement of the terms received by Allied Capital shareholders.



AUTHORIZED CAPITAL STOCK
Allied Capital                               BLC
Allied Capital's articles of                 BLC's certificate of incorporation
  incorporation authorize 100,000,000        authorizes 35,000,000 shares of common
shares of common stock, par value            stock, par value $.01 per share, and
$0.0001 per share. The Allied Capital        2,000,000 shares of preferred stock,
articles of incorporation authorize the      par value $.01 per share.
issuance of preferred stock by the
board of directors; except that, such
an issuance of preferred stock must
adhere to the requirements of the 1940
Act.
VOTING RIGHTS
Allied Capital -- Maryland Law               BLC -- Delaware Law
Maryland law provides that, unless           Delaware law provides that a
otherwise provided in the articles of        corporation may designate the voting
incorporation: (i) each share of             rights of each class of stock and must
  capital stock is entitled to one           specify the voting rights of such class
vote; (ii) the presence in person or by      of stock in the certificate of
proxy of shareholders entitled to cast       incorporation or the board of
a majority of all the votes entitled to      directors' resolutions providing for
be cast at a meeting constitutes a           the issuance of stock. Each holder of
quorum; and (iii) in matters other than      BLC common stock is entitled to one
the election of directors or the             vote per share.
approval of extraordinary transactions,
a majority of all the votes cast at a        BLC's certificate of incorporation
meeting at which a quorum is present is      permits the BLC board of directors to
sufficient                                   issue BLC

VOTING RIGHTS (CONTINUED)
to approve a matter which properly           preferred stock in one or more series
comes before a shareholder meeting.          that may have voting power that differs
                                             from that of the BLC common stock.
Maryland law limits the voting rights        BLC's certificate of incorporation
of "control shares" held by persons          permits the BLC board of directors to
who, directly or indirectly, have the        designate the extent, if any, to which
power to exercise: (i) one-fifth or          the holders of the shares of preferred
more, but less than one-third; (ii)          stock will be entitled to vote as a
one-third or more, but less than a           class or otherwise with respect to the
majority; or (iii) a majority or more        election of directors or otherwise.
of all voting power in the election of
directors.
Control shares of a Maryland
corporation acquired in a control share
acquisition generally do not have
voting rights except to the extent
approved by two-thirds of the votes
entitled to be cast by shareholders in
the election of directors.
The control share statute also requires
Maryland corporations to hold a special
meeting at the request of an actual or
proposed control share acquiror
generally within 50 days after a
request is made with the submission of
an "acquiring person statement," and is
otherwise in compliance with the
control share statute.
Unless the issuing corporation's
charter or bylaws provide otherwise,
the control share statute provides that
if, before a control share acquisition
occurs, voting rights are accorded to
control shares which result in the
acquiring person having majority voting
power, then all shareholders other than
the acquiring person have appraisal
rights as provided under Maryland Law.
An acquisition of shares may be
exempted from the control share statute
provided that a charter or bylaw
provision is adopted for such purpose
prior to the control share acquisition
by any person with respect to the
company. The control share acquisition
statute does not apply to shares
acquired in a merger, consolidation or
share exchange to which the corporation
is a party.
SHAREHOLDER NOMINATIONS
Allied Capital -- Maryland Law               BLC -- Delaware Law
The Allied Capital bylaws do not             Delaware law provides that special
  provide for nominations by                 meetings of the shareholders of a
shareholders of persons for election to      corporation may be called by the
the board of

SHAREHOLDER NOMINATIONS (CONTINUED)
directors.                                   corporation's board of directors or by
                                             such other persons as may be authorized
                                             in the corporation's certificate of
                                             incorporation or bylaws.
                                             Under BLC's bylaws, nominations of
                                             persons for election to the board of
                                             directors and the proposal of business
                                             to be considered by the shareholders at
                                             an annual meeting of shareholders may
                                             be: (i) pursuant to the notice of the
                                             meeting; (ii) by or at the direction of
                                             the board of directors; or (iii) by any
                                             shareholder who is entitled to vote at
                                             such meeting and who complies with the
                                             procedures set forth in the bylaws.
                                             In order for a shareholder's nomination
                                             to comply with the bylaws, written
                                             notice must be given to the Secretary
                                             of BLC not later than 60 days nor
                                             earlier than 90 days prior to the
                                             anniversary of the prior annual
                                             meeting.
                                             Under BLC's bylaws, nominations of
                                             persons for election to the board of
                                             directors may be made at a special
                                             meeting of shareholders: (i) pursuant
                                             to the notice of a special meeting of
                                             shareholders; (ii) by or at the
                                             direction of the board of directors; or
                                             (iii) provided that the board of
                                             directors has determined that directors
                                             are to be elected at such meeting, by
                                             any shareholder of BLC.
SIZE OF THE BOARD OF DIRECTORS
Allied Capital -- Maryland Law               BLC -- Delaware Law
Under Maryland law, a corporation must       Delaware law provides that the
generally have at least three directors      certificate of incorporation or the
  at all times. Subject to this              bylaws of a corporation may allow the
provision, a corporation's bylaws may        shareholders or the board of directors
alter the number of directors and            to fix or change the number of
authorize a majority of the entire           directors, but a corporation must have
board of directors to alter within           at least one director. The BLC
specified limits the number of               certificate of incorporation provides
directors set by the corporation's           that the number of members of the board
articles of incorporation or its             of directors shall be between six and
bylaws. The Allied Capital articles of       twelve. The number of persons currently
incorporation provide that the number        constituting the BLC board of directors
of persons constituting the board of         is seven.
directors may not be less than three
nor more than fifteen unless changed by
an amendment to the Allied Capital
bylaws. The number of persons

SIZE OF THE BOARD OF DIRECTORS (CONTINUED)
currently constituting the Allied
Capital board of directors is twelve.
CLASSIFICATION OF THE BOARD OF DIRECTORS
Allied Capital -- Maryland Law               BLC -- Delaware Law
The directors of Allied Capital are          Under Delaware law, directors, unless
  divided into three classes, with           their terms are staggered, are elected
approximately one-third of the               at each annual shareholders meeting.
directors elected by the shareholders        The certificate of incorporation may
annually. Consequently, members of the       authorize the election of directors by
board of directors of directors serve        one or more classes or series of
staggered three-year terms.                  shares, and the certificate of
                                             incorporation, an initial bylaw or a
                                             bylaw adopted by a vote of the
                                             shareholders may provide for staggered
                                             terms for the directors. The BLC bylaws
                                             provide for a classified board of
                                             directors such that approximately
                                             one-third of the directors of BLC are
                                             elected at each annual shareholder
                                             meeting, and directors serve staggered
                                             three-year terms.
ELECTION OF THE BOARD OF DIRECTORS
Allied Capital -- Maryland Law               BLC -- Delaware Law
Maryland law provides that a                 Pursuant to Delaware law, elections for
corporation's directors will be elected      the BLC board of directors are decided
  by a plurality of the votes cast at a      by a plurality of the votes cast.
meeting at which a quorum is present.        Under Delaware law, shareholders do not
                                             have cumulative voting rights unless
Under Maryland law, a corporation's          the certificate of incorporation so
articles of incorporation may provide        provides. The BLC certificate of
that shareholders can elect directors        incorporation does not grant cumulative
by cumulative voting. The Allied             voting rights to holders of BLC common
Capital articles of incorporation do         stock.
not grant cumulative voting rights with
respect to the election of directors to
holders of Allied Capital common stock.
Maryland law permits the bylaws of the
corporation to provide for the term of
office a director may serve, except
that (1) the term of office of a
director may not be longer than five
years or, except in the case of an
initial or substitute director, shorter
than the period between annual meetings
and (2) the term of office of at least
one class of directors will expire each
year. The Allied Capital articles of

ELECTION OF THE BOARD OF DIRECTORS (CONTINUED)
incorporation provide for a classified
board of directors as described above.
REMOVAL OF DIRECTORS
Allied Capital -- Maryland Law               BLC -- Delaware Law
Under Maryland law, unless the               Under Delaware law, in the case of a
corporation's articles of incorporation      corporation whose board of directors is
provide otherwise, the shareholders of       classified, except as otherwise
  a corporation with a classified board      provided in a corporation's certificate
of directors may remove a director,          of incorporation, the shareholders may
only for cause, by the affirmative vote      remove any director only for cause by
of a majority of all the votes entitled      the vote of a majority of all the votes
to be cast for the election of               entitled to be cast in the election of
directors. The Allied Capital articles       the directors. BLC's bylaws provide
of incorporation provide that directors      that directors may be removed at any
may be removed with or without cause         time, with or without cause, by vote at
only by the affirmative vote of the          a meeting or by written consent of a
holders of a majority of the votes           majority the holders of stock entitled
entitled to be cast in the election of       to vote on the election of directors.
directors.                                   BLC's bylaws further provide that
                                             directors may be removed only for cause
                                             by a majority of the board of
                                             directors.
FILLING VACANCIES
Allied Capital -- Maryland Law               BLC -- Delaware Law
Under the Allied Capital articles of         Under Delaware law, unless the
incorporation and bylaws, vacancies in       certificate of incorporation or bylaws
  the Allied Capital board of directors      provide otherwise, the board of
caused by the removal or resignation of      directors or shareholders of a
a director may be filled by the vote of      corporation may fill any vacancy on the
a majority of the remaining directors        board of directors, including vacancies
or, if the vacancy is caused by an           resulting from an increase in the
increase in the number of directors, by      number of directors.
a majority of the entire board of            The BLC bylaws provide that all
directors, and the appointee shall hold      vacancies and newly created
office for the unexpired term of his         directorships resulting from any
predecessor, or until his successor is       increase in the authorized number of
elected or appointed.                        directors may be filled by a majority
                                             vote of the remaining directors, though
                                             less than a quorum. Vacancies are
                                             filled for the unexpired portion of the
                                             term.
STANDARD OF CONDUCT FOR DIRECTORS
Allied Capital -- Maryland Law               BLC -- Delaware Law
The standard of conduct for directors        Generally, directors of Delaware
under Maryland law requires that a           corporations are subject to a duty of
director of a Maryland corporation           loyalty, a duty of care and a duty of
perform his or her duties in "good           candor to shareholders. The duty of
  faith," with "a reasonable belief"         loyalty requires directors to not
that his or her actions are "in the          advance their own interests at the
best interests of the corporation" and       expense of shareholders. The duty of
with the care of an "ordinarily prudent      care requires "directors in managing
person in a like position under similar      the corporate affairs to use that
circumstances."                              amount of care which

STANDARD OF CONDUCT FOR DIRECTORS (CONTINUED)
                                             ordinarily careful and prudent men
                                             would use in similar circumstances,"
                                             and the duty of candor requires
                                             directors "to disclose fully and fairly
                                             all material information within the
                                             board of directors's control when it
                                             seeks stockholder action." Recent case
                                             law has established "gross negligence"
                                             as the test for breach of the standard
                                             for the duty of care in the process of
                                             decision-making by directors.
LIABILITY OF DIRECTORS; INDEMNIFICATION OF DIRECTORS AND OFFICERS; INSURANCE
Allied Capital -- Maryland Law               BLC -- Delaware Law
In addition to the restrictions under        Delaware law provides that a
Maryland law and in Allied Capital's         corporation may indemnify any person
articles of incorporation and bylaws,        made a party or threatened to be made a
  Allied Capital is subject to certain       party to any type of proceeding, other
restrictions on indemnification under        than an action by or in the right of
the 1940 Act and the rules and               the corporation, because he or she is
regulations thereunder.                      or was an officer, director, employee
                                             or agent of the corporation or was
Maryland law requires a corporation,         serving at the request of the
unless its articles of incorporation         corporation in that capacity for
provide otherwise, to indemnify a            another entity, against expenses
director or officer who has been             (including attorneys' fees), judgments,
successful, on the merits or otherwise,      fines and amounts paid in settlement
in the defense of any proceeding to          actually and reasonably incurred in
which he is made a party by reason of        connection with such proceeding if:
his service in that capacity. Maryland
law permits a corporation to indemnify       - He acted in good faith and in a
its present and former directors and           manner he or she reasonably believed
officers, among others, in connection          was in or not opposed to the best
with any proceeding to which they may          interests of the corporation; and
be made a party by reason of their           - In the case of a criminal proceeding,
service in those or other capacities           he or she had no reasonable cause to
unless it is established that:                      believe that his conduct was
                                                    unlawful.
     - The act or omission of the
       director or officer was material      A corporation may indemnify any person
       to the matter giving rise to the      made a party or threatened to be made a
       proceeding and was committed in       party to any threatened, pending or
       bad faith or was the result of        completed action or suit brought by or
       active and deliberate                 in the right of the corporation because
       dishonesty;                           he was an officer, director, employee
                                             or agent of the corporation, or is or
     - The director or officer actually      was serving at the request of the
       received an improper personal         corporation as a director, officer,
       benefit in money, property or         employee or agent of another
       services; or                          corporation or other entity, against
                                             expenses (including attorneys' fees)
     - In the case of any criminal           actually and reasonably incurred in
       proceeding, the director or           connection with such action or suit if
       officer had reasonable cause to       he acted in good faith and in a manner
       believe that the act or omission      reasonably believed to be in or not
       was unlawful.                         opposed to the best interests of the
The indemnity may include judgments,
penalties, fines, settlements and
reasonable

LIABILITY OF DIRECTORS; INDEMNIFICATION OF
  DIRECTORS AND OFFICERS; INSURANCE (CONTINUED)
expenses actually incurred by the            corporation, unless such person is
director or officer in connection with       found to be liable, in which case
the proceeding; provided, however, that      indemnification is permitted only if
if the proceeding is one by or in the        the court deems it to be proper.
right of the corporation,
indemnification is not permitted with        Under Delaware law, a corporation must
respect to any proceeding in which the       indemnify a director or officer who
director or officer has been adjudged        successfully defends himself in a
to be liable to the corporation. In          proceeding to which he was a party
addition, a director or officer may not      because he was a director or officer of
be indemnified with respect to any           the corporation against expenses
proceeding charging improper personal        actually and reasonably incurred by
benefit to the director or officer in        him. Expenses incurred by an officer or
which the director or officer was            director in defending a civil or
adjudged to be liable on the basis that      criminal proceeding may be paid by the
personal benefit was improperly              corporation upon receipt of an
received. The termination of any             undertaking by or on behalf of such
proceeding by conviction or upon a plea      director or officer to repay such
of nolo contendere or its equivalent or      amount if it is determined that he is
an entry of an order of probation prior      not entitled to be indemnified by the
to judgment creates a rebuttable             corporation.
presumption that the director or
officer did not meet the requisite           Under Delaware law, termination of any
standard of conduct required for             proceeding by conviction or upon a plea
permitted indemnification. The               of nolo contendere or its equivalent
termination of any proceeding by             shall not, of itself, create a
judgment, order or settlement, however,      presumption that such person is
does not create a presumption that the       prohibited from being indemnified.
director or officer failed to meet the
requisite standard of conduct for            The BLC certificate of incorporation
permitted indemnification.                   provides that each director, officer
                                             and employee of the corporation shall
In addition, Maryland law requires           be indemnified by the corporation to
Allied Capital, as a condition to            the fullest extent permitted by
advancing expenses, to obtain a written      Delaware law.
affirmation by the director or officer
of his good faith belief that he has
met the standard of conduct necessary
for indemnification by Allied Capital
and that such person will repay the
amount if it is determined that the
standard of conduct was not met.
Allied Capital is further restricted in
its ability to advance expenses by
certain provisions of the 1940 Act.
Allied Capital's articles of
incorporation provide that to the
fullest extent of Maryland law, and
subject to the restrictions in the 1940
Act, Allied Capital will indemnify and
advance expenses to its present and
former directors and officers.
Notwithstanding the indemnification
described above, pursuant to Maryland
law, nothing in the articles of

LIABILITY OF DIRECTORS; INDEMNIFICATION OF
  DIRECTORS AND OFFICERS; INSURANCE (CONTINUED)
incorporation shall limit or alter
liability of directors under the
federal securities laws.
LIMITATION OF PERSONAL LIABILITY OF DIRECTORS AND OFFICERS
Allied Capital -- Maryland Law               BLC -- Delaware Law
Maryland law permits a corporation's         Under Delaware law, a corporation's
articles of incorporation to include a       certificate of incorporation may
provision expanding or limiting the          eliminate the personal liability of
liability of its directors and officers      directors for monetary damages for
  to the corporation or its                  breach of such directors' fiduciary
shareholders for money damages, except       duty, except liability for:
for liability resulting from:
                                             - Any breach of the director's duty of
     - Actual receipt of an improper                loyalty to the corporation or
       benefit or profit in money,                  its shareholders;
       property or services, in which
       case recovery is limited to the       - Acts or omissions not in good faith
       actual amount of the benefit or         or which involve intentional
  profit actually received; or                 misconduct or a knowing violation of
                                               law;
     - A judgment or other final
       adjudication adverse to the           - Liability under Section 174 of
       person that is entered in a             Delaware law for unlawful payment of
  proceeding based on a finding in the         dividends or stock redemptions or
  proceeding that the person's action,         repurchases; or
  or failure to act, was the result of
  active and deliberate dishonesty and       - Any transaction from which the
  was material to the cause of action          director derived an improper personal
  adjudicated in the proceeding.               benefit.
The Allied Capital articles of               The certificate of incorporation
incorporation provide that, to the           provides for the elimination or
fullest extent permitted by law, Allied      limitation of a director's liability to
Capital directors and officers are not       BLC to the fullest extent permitted by
liable to Allied Capital or its              Delaware law.
shareholders for money damages.
However, such provisions do not limit
the availability of equitable relief to
Allied Capital or its shareholders.
INSPECTION OF BOOKS AND RECORDS
Allied Capital -- Maryland Law               BLC -- Delaware Law
Maryland law provides that persons who       Delaware law allows any shareholder,
together have been shareholders for          upon written demand under oath stating
  more than six months and own at least      the purpose thereof, the right during
5% of the outstanding stock of any           usual hours for business to inspect for
class of a corporation may inspect and       any proper purpose the corporation's
copy the corporation's books of account      stock ledger, a list of its
and stock ledger, request and receive a      shareholders, and its other books and
statement of the corporation's affairs       records, and to make copies or extracts
and, in the case of a corporation which      therefrom. A proper purpose means a
does not maintain the original or a          purpose reasonably related to such
duplicate stock ledger at its                person's interest as a

INSPECTION OF BOOKS AND RECORDS (CONTINUED)
principal office, request and receive a      shareholder.
list of its shareholders. In addition,
any shareholder of a corporation may
inspect and copy the bylaws, minutes of
the proceedings of shareholders and
annual statements of affairs of a
corporation and request the corporation
to provide a sworn statement showing
all stock and other securities issued
during a specified period, the
consideration received by the
corporation per share, and the value of
any consideration received by the
corporation, other than money, as set
forth in a resolution of the board of
directors.
AMENDMENTS TO ARTICLES OF INCORPORATION
Allied Capital -- Maryland Law               BLC -- Delaware Law
Maryland law allows amendment of a           Delaware law provides that, unless a
corporation's articles of incorporation      higher vote is required in the
  if its board of directors adopts a         certificate of incorporation, an
resolution setting forth the amendment       amendment to the certificate of
proposed, declaring it advisable and         incorporation adopted in a resolution
directing that the proposed amendment        of the board of directors may be
be submitted for consideration at            approved by the affirmative vote of a
either an annual or special meeting of       majority of the outstanding shares
the shareholders. Unless a lesser or         entitled to vote thereon and the
greater proportion of votes is               holders of a majority of the
specified in a corporation's articles        outstanding shares of each class
of incorporation, the proposed               entitled to vote upon the proposed
amendment must be approved by                amendment as a class.
two-thirds of all votes entitled to
vote on the matter at any such meeting.      BLC's certificate of incorporation
                                             generally provides that amendments to
Allied Capital's articles of                 the certificate of incorporation
incorporation provide that the               require the affirmative vote of the
corporation reserves the right to amend      outstanding shares entitled to vote on
the articles in any way, including           such amendment. Certain amendments
amendments that adversely affect the         require the affirmative vote of at
rights of shareholders.                      least seventy-five percent (75%) of the
                                             outstanding shares entitled to vote on
                                             such amendment, and amendments by or on
                                             behalf of an interested stockholder
                                             require the affirmative vote of not
                                             less than seventy-five percent (75%) of
                                             the outstanding shares entitled to vote
                                             on such amendment and not owned by such
                                             interested stockholder.
BYLAW AMENDMENTS
Allied Capital -- Maryland Law               BLC -- Delaware Law
Under Maryland law, the power to change      Delaware law provides that a
the bylaws is vested with the                corporation's bylaws may be amended by
shareholders, except to the extent the       that corporation's shareholders, or, if
articles of incorporation or bylaws          so provided in the corporation's
  vest it                                    certificate of

BYLAW AMENDMENTS (CONTINUED)
in the board of directors.                   incorporation, the corporation's
                                             directors.
The Allied Capital bylaws vest the
power to change the bylaws with the          BLC's certificate of incorporation
board of directors. Generally, this          provides that the directors will have
power may only be exercised by a             power to make, alter or repeal bylaws
majority of the board of directors then      if they act pursuant to a majority vote
in office, provided that the notice of       of the whole board of directors. BLC's
the meeting at which such amendment is       certificate of incorporation provides
to be voted upon included the proposal       that the shareholders may alter or
to amend the bylaws.                         repeal the bylaws by an affirmative
                                             vote of not less than seventy-five
                                             percent (75%) of the shares entitled to
                                             vote.
VOTE ON MERGER OR SALE OF SUBSTANTIALLY ALL ASSETS
Allied Capital -- Maryland Law               BLC -- Delaware Law
Under Maryland law, the board of             Delaware law provides that, unless
directors must adopt a resolution that       otherwise specified in a corporation's
declares a merger or sale of                 certificate of incorporation, a sale,
  substantially all of a corporation's       lease or exchange of all or
assets advisable and direct that the         substantially all of the corporation's
proposed transaction be submitted for        property and assets, a merger or
consideration at either an annual or         consolidation of the corporation with
special meeting of the corporation's         another corporation or a dissolution of
shareholders. At such meeting, unless        the corporation requires the approval
the articles of incorporation state          of the board of directors (except in
otherwise, the holders of two-thirds of      limited circumstances) plus, with
the shares of the corporation entitled       exceptions, the affirmative vote of a
to vote are required to approve the          majority of the outstanding stock
following:                                   entitled to vote thereon.
     - Sale, lease, exchange or              BLC's certificate of incorporation
       transfer of all or substantially      provides that a merger or business
       all of the assets of a                combination with an "interested
       corporation not in the ordinary       stockholder" requires approval by the
       course of business conducted by       affirmative vote of not less than
       it; and                               seventy-five percent (75%) of the
     - Any merger, consolidation or          shares entitled to vote on such
       share exchange involving the          combination not owned by such
       corporation.                          interested stockholder unless the
                                             transaction is approved by a majority
Allied Capital's articles of                 of the "Continuing Directors," provided
incorporation and bylaws do not contain      that there are at least three
an exception to this provision.              "Continuing Directors." An "interested
                                             stockholder" is defined as any person
Maryland law provides that the vote of       who (A) is the beneficial owner,
the shareholders of a surviving              directly or indirectly, of fifteen
corporation is not required to approve       percent (15%) or more of the voting
a merger if (1) the plan of merger does      power of the outstanding stock of BLC
not reclassify or change its                 or (B) is an affiliate of BLC or its
outstanding stock or otherwise amend         subsidiaries and owned 15% or more of
the corporation's articles of                the voting power of BLC stock within
incorporation and (2) the number of          the past two (2) years or (C) is an
shares of common stock to be issued or       assignee of an interested stockholder
transferred in the merger does not           in the past two years.
increase by more than 20% the number of
its shares of the same class or series

VOTE ON MERGER OR SALE OF SUBSTANTIALLY ALL ASSETS (CONTINUED)
outstanding immediately before the
merger becomes effective.
SHAREHOLDER MEETINGS
Allied Capital -- Maryland Law               BLC -- Delaware Law
The Allied Capital bylaws provide that       The BLC bylaws provide that an annual
  an annual meeting of shareholders is       meeting of shareholders for the
to be held each year in the month of         election of directors and for the
May at such time and place designated        transaction of any other proper
by the Allied Capital board of               business shall be held at such time and
directors.                                   date in each year as the board of
                                             directors, the chairman or the
Under Maryland law, a special meeting        president may from time to time
of shareholders may be called by the         determine.
president, the board of directors or
any other person specified in the            Subject to the rights of the holders of
corporation's articles of incorporation      any series of preferred stock or any
or bylaws.                                   other series or class of stock as set
                                             forth in BLC's certificate of
Under the Allied Capital bylaws, a           incorporation to elect additional
special meeting of the shareholders of       directors under specified
Allied Capital may be called at any          circumstances, a special meeting of the
time by the chairman, the president or       shareholders entitled to vote on any
the board of directors.                      business to be considered at any such
                                             meeting may be called by the chairman,
The Secretary of Allied Capital is           the president or any vice president,
required to call a special meeting of        and shall be called by the chairman,
shareholders upon the written request        the president or the secretary when
of shareholders entitled to cast not         directed to do so by resolution of the
less than a majority of all the votes        board of directors or at the written
entitled to be cast at such meeting.         request of directors representing a
Such a request must state the purpose        majority of the whole board of
of the meeting and matters proposed to       directors. Any such request shall state
be acted on. The shareholders calling        the purpose of the proposed special
such a special meeting are required to       meeting.
reimburse Allied Capital for the costs
of preparing and mailing a notice of
such a meeting to the shareholders.
CORPORATE ACTION WITHOUT A MEETING
Allied Capital -- Maryland Law               BLC -- Delaware Law
Under Maryland law, any action required      Under BLC's certificate of
or permitted to be taken at a meeting        incorporation, any action required by
  of shareholders may be taken without       statute to be taken at any annual or
a meeting if (1) a unanimous written         special meeting of the shareholders, or
consent setting forth the action and         any action which may be taken at any
signed by each shareholder entitled to       annual or special meeting of the
vote on such matters and (2) a written       shareholders, may be taken without a
waiver of any right to dissent signed        meeting, without prior notice and
by each shareholder entitled to notice       without a vote, if a consent in
of the meeting but not entitled to vote      writing, setting forth the action taken
at it, are filed with the records of         is signed by the holders of outstanding
the shareholders' meeting.                   stock of not less than seventy-five
                                             percent (75%) of the shares entitled to
                                             vote on such action at a meeting at
                                             which all shares entitled to vote
                                             thereon were present and voted.

DIVIDENDS
Allied Capital -- Maryland Law               BLC -- Delaware Law
Under Maryland law the board of              Subject to any restrictions contained
  directors has the power to authorize       in a corporation's certificate of
and cause the corporation to pay, out        incorporation, Delaware law generally
of funds legally available therefor,         provides that a corporation may declare
distributions in cash, property or           and pay dividends out of "surplus,"
securities of the corporation unless         which means the excess of net assets
the declaration of such distributions        over capital, or when no surplus
would be restricted by the articles of       exists, out of net profits for the
incorporation. Maryland law further          fiscal year in which the dividend is
provides that no distribution may be         declared and/or the preceding fiscal
made (1) if the corporation would            year. Dividends may not be paid,
become unable to pay its debts as they       however, out of net profits if the
become due in the usual course of            capital of the corporation is less than
business or (2) the corporation's total      the amount of capital represented by
assets would be less than the sum of         the issued and outstanding stock of all
its liabilities plus, unless the             classes having a preference upon the
articles of incorporation permit             distribution of assets. In accordance
otherwise, the amount that would be          with Delaware law, "capital" is
needed, if the corporation were to be        determined by the board of directors
dissolved at the time of the                 and may not be less than the aggregate
distribution, to satisfy the                 par value of the outstanding capital
preferential rights superior to those        stock.
receiving the distribution.
                                             The BLC certificate of incorporation
                                             provides that the holders of shares of
                                             common stock are entitled to receive,
                                             when and if declared by the board of
                                             directors, out of the assets of BLC
                                             which are by law available therefor,
                                             dividends payable either in cash in
                                             stock or otherwise.
APPRAISAL OR DISSENTERS' RIGHTS
Allied Capital -- Maryland Law               BLC -- Delaware Law
Under Maryland law, shareholders of a        Under Delaware law, shareholders of a
corporation are entitled to dissenters'      corporation are entitled to dissenters'
rights of appraisal in connection with       rights of appraisal in connection with
  a:                                         a merger or consolidation of the
                                             corporation. Shareholders generally do
     - Merger or consolidation;              not have appraisal rights if:
     - Share exchange;                       - A vote of the shareholders of the
                                                    corporation is not necessary to
     - Transfer of assets requiring                 authorize the transaction; or
       shareholder approval;
                                             - The shares held by the shareholders
     - Amendment to the articles of            are of a class or series listed on a
  incorporation which alters the               national securities exchange,
  contract rights of any outstanding           designated as a national market
  stock and substantially adversely            system security on an interdealer
  affects shareholder rights if the            quotation system by the NASD or are
  right to do so is not reserved in the        held of record by more than 2,000
  articles of incorporation; or                shareholders on the date set to
                                             determine the shareholders
     - Business combination
transaction.

APPRAISAL OR DISSENTERS' RIGHTS (CONTINUED)
                                             entitled to vote on the transaction.
However, except with respect to
transactions involving an interested         However, appraisal rights are available
shareholder, shareholders generally          for the shares, or depository receipts
have no dissenter's right of appraisal       representing such shares, of any class
with respect to their shares if:             or series of stock of a corporation if
                                             the holders are required by the terms
     - The shares are listed on a            of the agreement of merger or
       national securities exchange or       consolidation to accept for their stock
       are designated as a national          anything except:
       market system security on an
       interdealer quotation system by       - Shares of stock or depository
  the NASD; or                                 receipts representing such shares, of
                                               the corporation surviving or
     - The shares are that of the                   resulting from the transaction;
       successor in the merger, unless              or
       (1) the merger alters the
       contractual rights of the shares      - Shares of stock or depository
  as expressly set forth in the                receipts representing such shares, of
  articles of incorporation and the            any other corporation which at the
  articles of incorporation do not             effective date of the transaction
  reserve the right to do so or (2) the        will be listed on a national
  shares are to be changed or converted        securities exchange, designated as a
  in whole or in part in the merger            national market system security on an
  into something other than either             interdealer quotation system by the
  shares in the successor or cash,             NASD or are held of record by more
  scrip, or other rights or interests          than 2,000 shareholders;
  arising out of provisions for the
  treatment of fractional shares in the      - Cash in lieu of fractional shares or
  successor.                                   depository receipts of the
                                               corporation surviving or resulting
                                               from the transaction; or
                                             - Any combination of such shares of
                                               stock, depository receipts and cash
                                               in lieu of fractional shares.
                                             A corporation may provide in its
                                             certificate of incorporation that
                                             appraisal rights shall be available for
                                             the shares of any class or series of
                                             its stock as the result of an amendment
                                             to its certificate of incorporation,
                                             any merger or consolidation to which
                                             the corporation is a party or a sale of
                                             all or substantially all of the assets
                                             of the corporation.
       DERIVATIVE SUITS
       Allied Capital -- Maryland Law        BLC -- Delaware Law
       There is no statutory right to        Under Delaware law, BLC shareholders
  bring a derivative suit under              have a statutory right to bring a
  Maryland law; however, there is a          derivative suit.
  clear common law right in Maryland to
  bring a derivative suit.

     Following the merger, New BLC will adopt a new certificate of incorporation and bylaws, which among other things will eliminate certain restrictions on voting power.


                  ALLIED CAPITAL'S DIVIDEND REINVESTMENT PLAN

     Allied Capital has adopted an "opt out" dividend reinvestment plan ("DRIP plan"). Under the DRIP plan, if you own shares of Allied Capital common stock registered in your own name, the Allied Capital transfer agent, acting as reinvestment plan agent, will automatically reinvest any dividend in additional shares of Allied Capital common stock. Shareholders may change enrollment status in the DRIP plan at any time by contacting either the plan agent or Allied Capital.

     A shareholder's ability to participate in a DRIP plan may be limited according to how the shares of Allied Capital common stock are registered. A nominee may preclude beneficial owners holding shares in street name from participating in the DRIP plan. Shareholders who wish to participate in a DRIP plan may need to register their shares of Allied Capital common stock in their own name. Shareholders will be informed of their right to opt out of the DRIP plan in Allied Capital annual and quarterly reports to shareholders. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

     All distributions to investors who do not participate (or whose nominee elects not to participate) in the DRIP plan will be paid by check mailed directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is 800-937-5449.

     Under the DRIP plan, Allied Capital may issue new shares unless the market price of the outstanding shares of Allied Capital common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of Allied Capital common stock in the market. Allied Capital values newly issued shares of Allied Capital common stock for the DRIP plan at the average of the reported last sale prices of the outstanding shares of Allied Capital common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of Allied Capital common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the DRIP plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

                               LEGAL PROCEEDINGS

     Allied Capital is a party to certain lawsuits in the normal course of its business, except as discussed in "The Merger Proposal -- Certain Litigation Relating to the Merger." While the outcome of these legal proceedings cannot at this time be predicted with certainty, Allied Capital does not expect that these proceedings will have a material effect upon Allied Capital's financial condition or results of operations.

     BLC is a party to certain lawsuits in the normal course of its business, except as discussed in "The Merger Proposal -- Certain Litigation Relating to the Merger." While the outcome of these legal proceedings cannot at this time be predicted with certainty, Allied Capital does not expect that these proceedings will have a material effect on BLC's financial condition or results of operations.


                           SHAREHOLDER PROPOSALS FOR
                            BLC 2001 ANNUAL MEETING



     The board of directors of BLC previously announced that it intended to schedule an annual meeting of shareholders of the Company for February 15, 2001, if necessary. The annual meeting will be held only if the merger transaction discussed in this proxy statement/prospectus is not approved. In order for shareholder proposals for this meeting to have been eligible for inclusion in BLC's proxy statement for that meeting, they must have been received by BLC at its principal office in New York, New York by October 15, 2000. Shareholders who intend to present a proposal at the 2001 annual meeting of shareholders of BLC without inclusion of such proposal in BLC's 2001 proxy materials are required to provide notice of such proposal to BLC no later than December 15, 2000.


                                 OTHER MATTERS


     It is not expected that any matters other than those described in this proxy statement/prospectus will be brought before the BLC special meeting. If any other matters are presented, however, it is the intention of the persons named in the BLC proxy to vote the proxy in accordance with the discretion of the persons named in such proxy.


                                 LEGAL MATTERS

     The validity of the Allied Capital common stock to be issued in connection with the Merger and certain tax consequences will be passed upon for Allied Capital by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters relating to BLC will be passed upon for BLC by Weil, Gotshal & Manges LLP, New York, New York.

                                    EXPERTS


     The consolidated financial statements of Allied Capital, included in Allied Capital's annual report on its 1999 Form 10-K and incorporated by reference in this proxy statement/prospectus on Form N-14, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report.



     The consolidated financial statements of BLC included in this proxy statement/ prospectus, have been audited by Richard A. Eisner & Company, LLP, independent auditors, to the extent indicated in their report appearing herein and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                      WHERE YOU CAN FIND MORE INFORMATION


     Allied Capital and BLC file annual, quarterly, and special reports, proxy statements, and other information with the Commission. You may read and copy any reports, statements, or other information filed by Allied Capital or BLC at the Commission's public reference rooms at 450 5th Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-202-942-8090 for more information on the public reference rooms. The Commission also maintains an Internet site at "http://www.sec.gov" that contains reports, proxy and information statements, and other information regarding issuers, like Allied Capital and BLC, that file electronically with the Commission. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, D.C. 20549-0102.


     You can also inspect reports, proxy statements, and other information about Allied Capital at the offices of the Nasdaq National Market, 1735 K Street, N.W., Washington, D.C. 20006. You can inspect reports, proxy statements, and other information about BLC at the offices of The American Stock Exchange, 86 Trinity Place, New York, New York 10006.


     Allied Capital has filed with the Commission a registration statement on Form N-14 to register the Allied Capital common stock to be issued in the merger. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of Allied Capital in addition to being a proxy statement of BLC for the BLC special meeting. As allowed by Commission rules, this proxy statement/prospectus does not contain all the information you can find in the registration statement and the exhibits to the registration statement.



     The Commission allows us to "incorporate by reference" information into this proxy statement/prospectus, which means that we can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is considered part of this proxy statement/ prospectus, except for any information superseded by information in (or incorporated by reference in) this proxy statement/prospectus.



     This proxy statement/prospectus incorporates by reference the documents listed below that Allied Capital has previously filed with the Commission. These documents contain important information about Allied Capital and its finances.


ALLIED CAPITAL FILINGS                                      PERIOD
----------------------                                      ------
Annual Report on Form 10-K...................  Year ended December 31, 1999
                                               ("1999 Form 10-K")
Quarterly Reports on Form 10-Q...............  Quarter ended March 31, 2000,
                                               Quarter ended June 30, 2000
                                               Quarter ended September 30, 2000


     Allied Capital is also incorporating by reference all additional documents that it may file with the Commission between the date of this proxy statement/prospectus and the date of the special meeting.


     Documents incorporated by reference are available from Allied Capital without charge, except for any exhibits to those documents unless Allied Capital has specifically incorporated by reference a particular exhibit in this proxy statement/ prospectus. Shareholders may obtain documents incorporated by reference in this proxy statement/prospectus by requesting them in writing or by telephone from Allied Capital at the following address:


                           Suzanne Sparrow, Secretary
                           Allied Capital Corporation
                         1919 Pennsylvania Avenue, N.W.
                              Washington, DC 20006
                             Phone: (888) 818-5298


     If you would like to request documents from Allied Capital, please do so by December 22, 2000 to receive them before the BLC Special Meeting.



     We have not authorized anyone to provide you with information that is different from, or in addition to, what is contained or referred to in this proxy statement/ prospectus. Allied Capital has supplied all information contained or incorporated by reference in this proxy statement/prospectus relating to Allied Capital, and BLC has supplied all such information relating to BLC. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or buy, the securities offered by this document or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

                          BLC FINANCIAL SERVICES, INC.
                       CONSOLIDATED FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
QUARTERLY FINANCIAL STATEMENTS
Consolidated Condensed Financial Statements -- September 30,
  2000 (unaudited)..........................................   F-2
Consolidated Condensed Balance Sheets -- September 30, 2000
  (unaudited) and June 30, 2000.............................   F-3
Consolidated Condensed Statements of Income -- For the Three
  Months ended September 30, 2000, 1999, and 1998
  (unaudited)...............................................   F-4
Consolidated Condensed Statements of Changes in
  Shareholders' Equity -- For the Three Months Ended
  September 30, 2000 (unaudited)............................   F-5
Consolidated Condensed Statements of Cash Flows -- For the
  Three Months Ended September 30, 2000 and 1999
  (unaudited)...............................................   F-6
Notes to Consolidated Condensed Financial Statements -- For
  the Three Months Ended September 30, 2000.................   F-7
ANNUAL CONSOLIDATED FINANCIAL STATEMENTS
Consolidated Financial Statements -- June 30, 2000..........  F-10
Consolidated Balance Sheets -- June 30, 2000 and 1999.......  F-11
Consolidated Statements of Income -- For the Years Ended
  June 30, 2000, 1999, and 1998.............................  F-12
Consolidated Statements of Changes in Shareholders'
  Equity -- For the Years Ended June 30, 2000, 1999, and
  1998......................................................  F-13
Consolidated Statements of Cash Flows -- For the Years Ended
  June 30, 2000, 1999, and 1998.............................  F-14
Notes to Consolidated Financial Statements..................  F-15
Independent Auditors Report.................................  F-28

                          BLC FINANCIAL SERVICES, INC.

                  CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

                          BLC FINANCIAL SERVICES, INC.

                     CONSOLIDATED CONDENSED BALANCE SHEETS

                                                              SEPTEMBER 30,   JUNE 30,
                                                                  2000          2000
                                                              -------------   --------
          (IN THOUSANDS, EXCEPT NUMBER OF SHARES)              (UNAUDITED)
Assets

  Loans receivable -- net...................................     $20,854      $22,291
  Loans held for sale.......................................       5,842        7,494
  Cash......................................................       7,202        9,609
  Restricted cash...........................................       1,864        1,860
  Accounts receivable -- loans sold.........................       9,786       15,121
  Accounts and other receivables............................       2,126        1,803
  Prepaid expenses and deposits.............................         652          592
  Leasehold improvements, furniture and equipment, net of
     accumulated depreciation...............................       1,253        1,288
  Servicing assets..........................................       7,507        7,189
  Residual interests........................................      17,284       16,794
  Deferred financing costs, net of accumulated
     amortization...........................................       1,046        1,132
  Other assets..............................................         647          723
                                                                 -------      -------
          Total assets......................................     $76,063      $85,896
                                                                 =======      =======
Liabilities
  Advances under credit facilities..........................     $36,353      $45,840
  Accounts payable and accrued expenses.....................       1,262        2,073
  Due to participants.......................................       2,239        2,466
  Allowance for estimated future losses on loans sold.......           6           10
  Convertible debentures....................................       6,486        6,486
  Customer deposits.........................................       1,773        2,443
  Deferred income tax liability.............................       1,737        1,487
                                                                 -------      -------
          Total liabilities.................................      49,856       60,805
                                                                 -------      -------
Shareholders' equity:
  Preferred stock, $.10 par value:
     Authorized -- 2,000,000 shares, issued and
      outstanding -- none
  Common stock, $.01 par value:
     Authorized -- 35,000,000 shares, issued and outstanding
      21,546,936 and 20,467,875, respectively...............         215          205
  Additional paid-in capital................................      13,744       12,923
  Retained earnings.........................................      11,899       11,147
  Notes receivable for exercise of options..................        (522)           0
  Accumulated other comprehensive income -- unrealized gain
     on residual interests..................................         871          816
                                                                 -------      -------
          Total shareholders' equity........................      26,207       25,091
                                                                 -------      -------
          Total liabilities and shareholders' equity........     $76,063      $85,896
                                                                 =======      =======

  The accompanying notes are an integral part of these consolidated financial statements.

                          BLC FINANCIAL SERVICES, INC.

                  CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                              FOR THE THREE MONTHS ENDED
                                                                    SEPTEMBER 30,
                                                              --------------------------
                                                               2000      1999      1998
          (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)            ------    ------    ------
Revenues:
  Gain on sale of loans.....................................  $3,195    $2,119    $2,671
  Interest income...........................................     990     1,132     1,010
  Service fee income........................................     786       685       420
  Miscellaneous.............................................     529       577       525
                                                              ------    ------    ------
          Total revenues....................................   5,500     4,513     4,626
                                                              ------    ------    ------
Expenses:
  Operating costs...........................................   2,495     2,102     2,091
  General and administrative................................     808       775       722
  Interest..................................................     945       854       836
                                                              ------    ------    ------
          Total expenses....................................   4,248     3,731     3,649
                                                              ------    ------    ------
Income before provision for income taxes....................   1,252       782       977
Provision for income taxes..................................     500       310       410
                                                              ------    ------    ------
Net income..................................................  $  752    $  472    $  567
                                                              ======    ======    ======
Earnings per share
  Basic.....................................................  $ 0.04    $ 0.02    $ 0.03
  Diluted...................................................  $ 0.03    $ 0.02    $ 0.03

  The accompanying notes are an integral part of these consolidated financial statements.

                          BLC FINANCIAL SERVICES, INC.

      CONSOLIDATED CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000
                                  (UNAUDITED)

                                                                                 NOTES
                                    COMMON STOCK                               RECEIVABLE    ACCUMULATED
                                 -------------------   ADDITIONAL                 FOR           OTHER
                                 NUMBER OF              PAID-IN     RETAINED    EXERCISE    COMPREHENSIVE   COMPREHENSIVE
(IN THOUSANDS, EXCEPT NUMBER OF    SHARES     AMOUNT    CAPITAL     EARNINGS   OF OPTIONS      INCOME          INCOME        TOTAL
            SHARES)              ----------   ------   ----------   --------   ----------   -------------   -------------   -------
Balance, June 30, 2000........   20,467,875    $205     $12,923     $11,147                     $816                        $25,091
  Net income..................                                          752                                      752            752
  Warrants and non-qualified
    options exercised.........   1,079,061       10         642                   (522)                                         130
  Pre-confirmation net
    operating loss
    utilization...............                              179                                                                 179
  Change in unrealized gain on
    residual interests, net of
    income tax effect.........                                                                    55              55             55
                                 ----------    ----     -------     -------      -----          ----            ----        -------
                                                                                                                $807
                                                                                                                ====
Balance, September 30, 2000...   21,546,936    $215     $13,744     $11,899      $(522)         $871                        $26,207
                                 ==========    ====     =======     =======      =====          ====                        =======

  The accompanying notes are an integral part of these consolidated financial statements.

                          BLC FINANCIAL SERVICES, INC.

                CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                              THREE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              -------------------
                                                                2000       1999
                       (IN THOUSANDS)                         --------   --------
Cash flows from operating activities:
  Net income................................................  $   752    $   472
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization..........................      655        438
     Provisions for credit losses...........................      150         29
     Deferred income tax expense............................      429        247
     Loans held for sale....................................    1,652     (2,193)
  Changes in:
     Restricted cash........................................       (4)      (383)
     Accounts receivable -- loans sold......................    5,335      2,538
     Accounts and other receivables.........................     (323)     1,072
     Servicing asset........................................     (725)      (591)
     Due to participants....................................     (227)       156
     Prepaid expenses and other.............................      (60)      (348)
     Accrued expenses.......................................     (811)       152
     Customer deposits......................................     (670)       286
                                                              -------    -------
          Net cash provided by operating activities.........    6,153      1,875
                                                              -------    -------
Cash flows from investing activities:
  Loans originated and purchased............................   (6,799)    (9,209)
  Principal collections and sales of loans receivable.......    8,159        425
  Origination of residual interests.........................   (1,163)      (535)
  Principal collections of residual interests...............      728        335
  Acquisition of equipment..................................      (54)      (206)
                                                              -------    -------
          Net cash provided by (used in) investing
           activities.......................................      871     (9,190)
                                                              -------    -------
Cash flows from financing activities:
  Net borrowings under lines of credit......................   (9,487)     5,088
  Net proceeds from debentures..............................        0        662
  Proceeds from issuance of common stock and exercise of
     warrants and options...................................      130          0
  Principal payments on notes payable.......................        0        (25)
  Deferred financing cost...................................      (74)      (200)
                                                              -------    -------
          Net cash provided by (used in) financing
           activities.......................................   (9,431)     5,525
                                                              -------    -------
Net decrease in cash........................................   (2,407)    (1,790)
Cash at beginning of period.................................    9,609      4,229
                                                              -------    -------
Cash at end of period.......................................  $ 7,202    $ 2,439
                                                              =======    =======
Supplemental disclosures of cash flow information:
  Cash paid during period for interest expense..............  $   997    $   776
  Cash paid during period for income taxes..................  $   175    $   190

  The accompanying notes are an integral part of these consolidated financial statements.

                          BLC FINANCIAL SERVICES, INC.

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                     THREE MONTHS ENDED SEPTEMBER 30, 2000
                                  (UNAUDITED)

1. BASIS OF PRESENTATION

     The accompanying unaudited consolidated condensed financial statements have been prepared in conformity with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and the applicable rules of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three-month period ended September 30, 2000 are not necessarily indicative of the results that may be expected for the year ending June 30, 2001. For further information, refer to the financial statements and footnotes thereto included in the Company's annual report on Form 10-K for the year ended June 30, 2000.

PRINCIPLES OF CONSOLIDATION AND PREPARATION

     The accompanying consolidated financial statements include the accounts of BLC Financial Services, Inc. (the "Company") and its wholly owned subsidiaries.

BUSINESS OPERATIONS

     The Company is primarily engaged in the business of originating, selling and servicing loans to small businesses under the Section 7(a) Guaranteed Loan Program ("7(a) Program") sponsored by the United States Small Business Administration ("SBA"). Additionally, the Company originates, sells and services loans to businesses under the United States Department of Agriculture ("USDA") Rural Business -- Cooperative Business and Industry ("B&I") Guaranteed Loan Program.

LOAN AND REVENUE RECOGNITION

     The Company's policy is to sell the SBA or USDA guaranteed portion of all loans that it originates in the secondary market on a non-recourse basis. The guaranteed portion of the loans receivable that have been originated, but not yet sold, are carried at the lower of aggregate cost or market value. Market value is determined by outside commitments from investors or current yield on similar loans. Loans receivable held for investment are stated at the principal amount outstanding less deferred income.

     Upon the sale of the loans, the Company allocates the cost, based upon the relative fair values, to the guaranteed portion of the loan, the unguaranteed portion of the loan, the servicing asset and residual interest, if any.

     Gain on sales of loans receivable principally represents the present value of the differential between the interest rates charged by the Company and the interest rates passed on to the purchaser of the receivables, after considering the effects of estimated prepayments, repurchases and normal servicing fees. Gains on the sale of loans receivable are recorded on the trade date using the specific identification method.

                          BLC FINANCIAL SERVICES, INC.

     The Company generally ceases to accrue interest income on loan receivables which become 90 days delinquent. The Company then categorizes these loans as being in liquidation, and takes appropriate steps to attempt to collect the loan in full. Any interest received on delinquent loans is either applied against principal or reported as interest income, according to management's judgement as to the collectability of principal.

     In September 2000, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("FAS 140") which is effective for periods beginning after December 15, 2000 for certain provisions and transfers and servicing of financial assets and extinguishment of liabilities occurring after March 31, 2001. This statement reconsidered and clarified certain provisions of and supercedes Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". The Company does not expect the adoption of FAS 140 to have a material impact on the Company's results of operations, financial position or cash flows.

PER SHARE INFORMATION

     Basic EPS is determined using net income divided by the weighted average shares outstanding during the period. Diluted EPS is computed by dividing net income, plus the after tax effect of the interest expense on the convertible debentures, by the weighted average shares outstanding, assuming all dilutive potential common shares were issued using the treasury stock method calculated based upon average market price for the period.

DERIVATIVES

     In connection with selling loans into a revolving securitization, the Company enters into interest rate swaps in order to hedge against changes between the prime rate and LIBOR. These are accounted for as cash flow hedges. "Statement of Financial Accounting Standards No. 133 Accounting for Derivative Instruments and Hedging Activities" requires that the impact of cash flow hedges be included in other comprehensive income until the related cash flow is recognized in the statement of income.

     In June 2000, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" ("FAS 138") which is effective for periods beginning after June 15, 2000. This statement amends certain provisions of FAS 133. The Company does not expect the adoption of FAS 138 to have a material impact on the Company's results of operations, financial position or cash flows.

                          BLC FINANCIAL SERVICES, INC.

2. LOANS RECEIVABLE AND ALLOWANCE FOR LOAN LOSSES

     The allowance for loan losses for the three months ended September 30, 2000 and 1999 are as follows:

                                                               2000    1999
                       (IN THOUSANDS)                         ------   ----
Balance at June 30,.........................................  $1,153   $914
Provision for loan loss.....................................     154     28
Write-off...................................................       0    (39)
                                                              ------   ----
Balance at September 30,....................................  $1,307   $903
                                                              ======   ====

3. SUBSEQUENT EVENTS

     On October 31, 2000, BLC Financial Services, Inc. entered into a definitive merger agreement to be acquired by Allied Capital Corporation ("Allied Capital") through a stock for stock exchange. This transaction will create a private portfolio company controlled by Allied Capital. Allied Capital also plans to merge its small business portfolio and Allied Capital Express operations into the new portfolio company. Allied Capital Express is Allied Capital's small business lending division.

                          BLC FINANCIAL SERVICES, INC.

                       CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 2000

                          BLC FINANCIAL SERVICES, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                      JUNE 30,
                                                              -------------------------
                                                                 2000          1999
                                                              -----------   -----------
ASSETS
     Loans receivable -- net................................  $22,291,000   $21,936,000
     Loans held for sale....................................    7,494,000     8,922,000
     Cash...................................................    9,609,000     4,229,000
     Restricted cash........................................    1,860,000     1,728,000
     Accounts receivable -- loans sold......................   15,121,000     8,982,000
     Accounts and other receivables.........................    1,803,000     2,681,000
     Prepaid expenses and security deposits.................      592,000       595,000
     Leasehold improvements, furniture and equipment, net of
      accumulated depreciation of $882,000 in 2000; $571,000
      in 1999...............................................    1,288,000     1,207,000
     Servicing assets.......................................    7,189,000     4,761,000
     Residual interests.....................................   16,794,000    10,877,000
     Deferred tax asset.....................................            0     1,000,000
     Deferred financing costs, net of accumulated
      amortization of $1,344,000 in 2000; $774,000 in
      1999..................................................    1,132,000       669,000
     Other assets...........................................      723,000       450,000
                                                              -----------   -----------
                                                              $85,896,000   $68,037,000
                                                              ===========   ===========
LIABILITIES
     Advances under credit facilities.......................  $45,840,000   $39,488,000
     Accounts payable and accrued expenses..................    2,073,000       643,000
     Due to participants....................................    2,466,000     1,640,000
     Allowance for estimated future losses on loans sold....       10,000        77,000
     Notes payable..........................................            0       120,000
     Convertible debentures.................................    6,486,000     4,725,000
     Customer deposits......................................    2,443,000     2,197,000
     Deferred tax liability.................................    1,487,000             0
                                                              -----------   -----------
          Total liabilities.................................   60,805,000    48,890,000
                                                              -----------   -----------
Commitments and contingencies (Note 8)
SHAREHOLDERS' EQUITY:
Preferred stock, $.10 par value:
     Authorized -- 2,000,000 shares, issued and
      outstanding -- none
Common stock, $.01 par value:
     Authorized -- 35,000,000 shares, issued and outstanding
      20,467,875 in 2000 and 20,288,875 in 1999.............      205,000       202,000
Additional paid-in capital..................................   12,923,000    12,659,000
Retained earnings...........................................   11,147,000     5,865,000
Accumulated other comprehensive income -- unrealized gain on residual interests (net of income taxes of $533,000 in
  2000; $305,000 in 1999)...................................      816,000       421,000
                                                              -----------   -----------
          Total shareholders' equity........................   25,091,000    19,147,000
                                                              -----------   -----------
                                                              $85,896,000   $68,037,000
                                                              ===========   ===========

                       See notes to financial statements

                          BLC FINANCIAL SERVICES, INC.

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                  YEAR ENDED JUNE 30,
                                                        ---------------------------------------
                                                           2000          1999          1998
                                                        -----------   -----------   -----------
Revenues:
     Gain on sale of loans............................  $16,687,000   $11,868,000   $10,583,000
     Interest income..................................    4,654,000     3,550,000     2,439,000
     Service fee income...............................    2,896,000     2,355,000     1,150,000
     Miscellaneous....................................    2,129,000     1,649,000     1,557,000
                                                        -----------   -----------   -----------
                                                         26,366,000    19,422,000    15,729,000
                                                        -----------   -----------   -----------
Expenses:
     Operating costs..................................   11,237,000     8,636,000     6,481,000
     General and administrative.......................    3,126,000     2,746,000     1,753,000
     Interest.........................................    3,865,000     2,886,000     2,158,000
                                                        -----------   -----------   -----------
                                                         18,228,000    14,268,000    10,392,000
                                                        -----------   -----------   -----------
Income before provision for income taxes..............    8,138,000     5,154,000     5,337,000
Provision for income taxes............................    2,856,000     2,051,000     2,111,000
                                                        -----------   -----------   -----------
Net income............................................  $ 5,282,000   $ 3,103,000   $ 3,226,000
                                                        ===========   ===========   ===========
Earnings per share
     Basic............................................  $       .26   $       .16   $       .18
     Diluted..........................................  $       .22   $       .14   $       .15

                       See notes to financial statements

                          BLC FINANCIAL SERVICES, INC.

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                                     COMMON STOCK                        RETAINED      ACCUMULATED
                                 ---------------------   ADDITIONAL      EARNINGS         OTHER
                                   NUMBER                  PAID-IN     (ACCUMULATED   COMPREHENSIVE   COMPREHENSIVE
                                 OF SHARES     AMOUNT      CAPITAL       DEFICIT)        INCOME          INCOME          TOTAL
                                 ----------   --------   -----------   ------------   -------------   -------------   -----------
Balance, June 30, 1997.........  17,341,243   $173,000   $ 7,391,000   $  (464,000)     $ 90,000                      $ 7,190,000
Exercise of warrants...........   2,437,206     24,000     1,264,000                                                    1,288,000
Net income.....................                                          3,226,000                     $3,226,000       3,226,000
Pre-confirmation net operating
 loss utilization..............                            1,996,000                                                    1,996,000
Issuance of warrants in
 connection with professional
 services rendered.............                              189,000                                                      189,000
Change in unrealized gain on
 residual interests, net of
 income tax effect.............                                                          380,000          380,000         380,000
                                 ----------   --------   -----------   -----------      --------       ----------     -----------
                                                                                                       $3,606,000
                                                                                                       ----------
Balance, June 30, 1998.........  19,778,449    197,000    10,840,000     2,762,000       470,000                       14,269,000
Exercise of warrants and
 options.......................     510,426      5,000       286,000                                                      291,000
Net income.....................                                          3,103,000                     $3,103,000       3,103,000
Pre-confirmation net operating
 loss utilization..............                            1,533,000                                                    1,533,000
Change in unrealized gain on
 residual interests, net of
 income tax effect.............                                                          (49,000)         (49,000)        (49,000)
                                 ----------   --------   -----------   -----------      --------       ----------     -----------
                                                                                                       $3,054,000
                                                                                                       ----------
Balance, June 30, 1999.........  20,288,875    202,000    12,659,000     5,865,000       421,000                       19,147,000
Exercise of warrants and
 options.......................     179,000      3,000        89,000                                                       92,000
Net income.....................                                          5,282,000                      5,282,000       5,282,000
Pre-confirmation net operating
 loss utilization..............                               92,000                                                       92,000
Issuance of warrants in
 connection with professional
 services rendered.............                               83,000                                                       83,000
Change in unrealized gain on
 residual interests, net of
 income tax effect.............                                                          395,000          395,000         395,000
                                 ----------   --------   -----------   -----------      --------       ----------     -----------
                                                                                                       $5,677,000
                                                                                                       ==========
Balance, June 30, 2000.........  20,467,875   $205,000   $12,923,000   $11,147,000      $816,000                      $25,091,000
                                 ==========   ========   ===========   ===========      ========                      ===========

                       See notes to financial statements

                          BLC FINANCIAL SERVICES, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                         YEAR ENDED JUNE 30,
                                                              ------------------------------------------
                                                                  2000           1999           1998
                                                              ------------   ------------   ------------
Cash flows from operating activities:
    Net Income..............................................  $  5,282,000   $  3,103,000   $  3,226,000
    Adjustments to reconcile net income to net cash provided
      by (used in) Operating activities:
         Depreciation.......................................       310,000        233,000        131,000
         Amortization.......................................     1,809,000      1,047,000        782,000
         Provisions for credit losses.......................       702,000        398,000        190,000
         Deferred income tax expense........................     2,351,000      1,560,000      1,711,000
         Issuance of warrants in connection with
           professional services rendered...................        83,000              0        189,000
         Loans held for sale originated.....................   (32,345,000)   (14,700,000)   (20,202,000)
         Sales of loans held for sale.......................    33,773,000     15,237,000     15,863,000
    Changes in:
         Restricted cash....................................      (132,000)        40,000     (1,768,000)
         Accounts receivable -- loans sold..................    (6,139,000)      (730,000)    (5,005,000)
         Accounts and other receivables.....................       878,000     (1,675,000)      (724,000)
         Prepaid expenses and security deposits.............         3,000       (162,000)      (212,000)
         Servicing assets...................................    (3,696,000)    (2,299,000)    (1,712,000)
         Accrued expenses...................................     1,430,000       (520,000)       741,000
         Due to participants................................       826,000      1,376,000       (260,000)
         Customer deposits..................................       246,000        993,000        873,000
                                                              ------------   ------------   ------------
         Net cash provided by (used in) operating
           activities.......................................     5,381,000      3,901,000     (6,177,000)
                                                              ------------   ------------   ------------
Cash flows from investing activities:
    Loans originated........................................   (41,377,000)   (21,793,000)   (22,673,000)
    Principal collections and sales of loans receivable.....    39,980,000     18,480,000      8,937,000
    Origination of residual interest........................    (7,085,000)    (6,965,000)    (3,823,000)
    Principal collections on residual interests.............     1,791,000      1,061,000        429,000
    Acquisition of equipment................................      (391,000)      (698,000)      (529,000)
                                                              ------------   ------------   ------------
         Net cash used in investing activities..............    (7,082,000)    (9,915,000)   (17,659,000)
                                                              ------------   ------------   ------------
Cash flows from financing activities:
    Net borrowings under lines of credit....................     6,352,000      6,947,000     23,921,000
    Net proceeds from notes payable.........................             0        620,000              0
    Proceeds from issuance of debentures....................     1,621,000        922,000      2,978,000
    Proceeds from issuance of common stock and exercise of
      warrants and options..................................        92,000        291,000      1,288,000
    Principal payments on debentures........................             0        (25,000)             0
    Due to affiliates.......................................       140,000              0     (2,394,000)
    Deferred financing costs................................    (1,004,000)      (196,000)      (920,000)
    Principal payments on notes payable.....................      (120,000)       (46,000)      (110,000)
                                                              ------------   ------------   ------------
         Net cash provided by financing activities..........     7,081,000      8,513,000     24,763,000
                                                              ------------   ------------   ------------
Net increase in cash........................................     5,380,000      2,499,000        927,000
Cash at beginning of year...................................     4,229,000      1,730,000        803,000
                                                              ------------   ------------   ------------
Cash at end of year.........................................  $  9,609,000   $  4,229,000   $  1,730,000
                                                              ============   ============   ============
Supplemental disclosures of cash flow information:
  Cash paid for:
         Interest...........................................  $  3,696,000   $  2,899,000   $  1,950,000
         Income taxes.......................................  $    408,000   $  1,011,000   $    175,000

                       See notes to financial statements

                          BLC FINANCIAL SERVICES, INC.

                         NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2000 AND 1999

NOTE 1.  BUSINESS OPERATIONS AND SUMMARY OF SIGNIFICANT
          ACCOUNTING POLICIES

BUSINESS OPERATIONS:

     The Company is primarily engaged in the business of originating, selling and servicing loans to small businesses under the Section 7(a) Guaranteed Loan Program sponsored by the United States Small Business Administration ("SBA"). Additionally, the Company originates, sells and services loans to businesses under the United States Department of Agriculture Rural Business Cooperative Business and Industry Guaranteed Loan Program ("B&I"). The Company sells the SBA and B&I guaranteed portion of the loan in the secondary market, without recourse, at either a premium or at par, and sells the majority of the remaining SBA unguaranteed portions either as loan sales or securitizations. These sales may be with limited recourse, full recourse or no recourse.

PRINCIPLES OF CONSOLIDATION AND PREPARATION:

     The accompanying consolidated financial statements include the accounts of BLC Financial Services, Inc. (the "Company") and its corporate subsidiaries after elimination of all significant intercompany accounts and transactions. The prior years' financial statements have been reclassified to conform to the current year presentation.

ACCOUNTING FOR LOANS AND REVENUE RECOGNITION:

     The guaranteed portion of the loans receivable that have been originated, but not yet sold, are carried at the lower of aggregate cost or market value. Market value is determined by outside commitments from investors or current yield on similar loans. Loans receivable held for investment are stated at the principal amount outstanding less deferred income.

     Upon the sale of loans, the Company allocates the cost, based upon the relative fair values, to the guaranteed portion of the loan, the unguaranteed portion of the loan, the servicing asset and residual interest, if any. Gain on sales of loans receivable principally represents the present value of the differential between the interest rates charged by the Company and the interest rates passed on to the purchaser of the receivables, after considering the effects of estimated prepayments, repurchases and normal servicing fees. Gains on the sale of loan receivables are recorded on the trade date using the specific identification method.

     The Company generally ceases to accrue interest income on loan receivables which become 90 days delinquent. Once the Company has determined that it will be unable to collect all amounts due according to the contractual terms of the loan agreement, the loan is categorized as impaired and management actively begins the liquidation process. Typically the SBA or USDA is contacted and the guaranteed portions of the loan are then repurchased from either the secondary marketplace or from the Company. Contractual interest received on nonaccrual loans is either applied against principal or reported as interest income, according to management's judgement as to the collectibility of principal.

                          BLC FINANCIAL SERVICES, INC.

NOTE 1.  BUSINESS OPERATIONS AND SUMMARY OF SIGNIFICANT
          ACCOUNTING POLICIES -- (CONTINUED)
CREDIT LOSSES:

     The adequacy of the allowances for credit losses on loans receivable and loans sold with recourse are determined through a quarterly review of outstanding loans, commitments to extend credit and the outstanding loans sold with recourse. The impact of economic conditions on the creditworthiness of the borrowers is given consideration, as well as credit loss experience, changes in the composition and volume of the loan portfolio, and management's assessment of the risk inherent in the loan portfolio. These and other factors are used in assessing the overall adequacy of the allowance for credit losses and the resulting provision for credit losses.

     Provisions for credit losses are charged to income in amounts sufficient to maintain the allowance for credit losses at a level considered adequate to cover the losses of principal in the existing portfolio. However, the amount to be realized from collateral securing the impaired loans cannot be determined until their ultimate disposition. The Company's charge off policy is based on an account by account review for all loans receivable.

     Under certain limited circumstances, the Company may be liable, on loans that it originated, for losses incurred by the SBA. Management considers this contingency in determining the adequacy of the allowance for credit losses.

RESIDUAL INTERESTS:

     Upon the sale of loans, the Company may recognize a residual interest. The residual interest represents the estimated discounted cash flow of the differential between the total interest to be earned on the loans sold and the sum of the interest to be paid to the participants and the contractual servicing fee.

     The fair value of the residual interest is determined based on various economic factors including loan size, dates of origination, terms and geographic locations. The Company also used other available information such as reports on historical average loan maturity as compared to the contractual loan maturity. The Company periodically reviews these factors and, if necessary, adjusts the remaining asset to the fair value of the residual interest. As of June 30, 2000, the average loan prepayment, estimated loan loss and cash flow discount rate assumptions are 18%, 1% and 9 3/4%, respectively.

     The residual interests are accounted for as available-for-sale securities and are stated at estimated fair value. Unrealized gains and losses, net of the income tax effect, have been included in total accumulated other comprehensive income.

SERVICING ASSETS:

     Servicing assets arise from the sale of fractional interests of loans. Servicing assets represent the estimated present value of the differential between the contractual servicing fee and the Company's normal servicing cost. These capitalized amounts are amortized over the estimated average life of the loans in each pool sold. The Company reviews the carrying

                          BLC FINANCIAL SERVICES, INC.

NOTE 1.  BUSINESS OPERATIONS AND SUMMARY OF SIGNIFICANT
          ACCOUNTING POLICIES -- (CONTINUED)
amount of each pool for possible impairment. If the estimated present value of the future servicing income is less than the carrying amount, the Company recognizes an impairment loss and reduces future amortization accordingly. Management has determined that the primary risk characteristics for the servicing pools are the type of loan and the year of origination.

LEASEHOLD IMPROVEMENTS, FURNITURE AND EQUIPMENT:

     Furniture and equipment are recorded at cost. Depreciation is computed using the straight-line method over five to seven years, which approximates the estimated useful lives of the assets. Leasehold improvements are amortized over the lesser of the lease term or its economic life.

COMPREHENSIVE INCOME:

     Comprehensive income consists of net income plus all other changes in net assets from nonownership sources.

DERIVATIVES

     In connection with selling loans into a revolving securitization, the Company enters into interest rate swaps in order to hedge against changes between the prime rate and LIBOR. These are accounted for as cash flow hedges. "Statement of Financial Accounting Standards No. 133 Accounting for Derivative Instruments and Hedging Activities" requires that the impact of cash flow hedges be included in other comprehensive income until the related cash flow is recognized in the statement of income.

PER SHARE INFORMATION:

     Basic earnings per share ("EPS") is determined using net income divided by the weighted average shares outstanding during the period. Diluted EPS is computed by dividing net income, plus the after tax effect of the interest expense on the convertible debentures, by the weighted average shares outstanding, assuming all dilutive potential common shares were issued using, with respect to the assumed proceeds from the exercise of dilutive options and warrants, the treasury stock method calculated based upon average market price for the period.

                          BLC FINANCIAL SERVICES, INC.

NOTE 1.  BUSINESS OPERATIONS AND SUMMARY OF SIGNIFICANT
          ACCOUNTING POLICIES -- (CONTINUED)
     The following table presents the basic and diluted EPS for the years ended June 30, 2000, 1999 and 1998.

                                                               2000                               1999                    1998
                                                 --------------------------------   --------------------------------   ----------
                                                               WEIGHTED                           WEIGHTED
                                                               AVERAGE      PER                   AVERAGE      PER
                                                              NUMBER OF    SHARE                 NUMBER OF    SHARE
                                                   AMOUNT       SHARES     AMOUNT     AMOUNT       SHARES     AMOUNT     AMOUNT
                                                 ----------   ----------   ------   ----------   ----------   ------   ----------
Net income.....................................  $5,282,000                         $3,103,000                         $3,226,000
                                                 ==========                         ==========                         ==========
Basic EPS
 Income available to common Shareholders.......  $5,282,000   20,299,453    $.26    $3,103,000   20,017,158    $.16    $3,226,000
                                                                            ====                               ====
 Effect of diluted stock options and
   warrants....................................               2,011,820                          2,613,168
 Effect of convertible debentures..............     316,000   2,806,893                195,000   1,747,962                 91,000
                                                 ----------   ----------            ----------   ----------            ----------
Diluted EPS
 Income available to common shareholders.......  $5,598,000   25,118,166    $.22    $3,298,000   24,378,288    $.14    $3,317,000
                                                 ==========   ==========    ====    ==========   ==========    ====    ==========

                                                        1998
                                                 -------------------
                                                  WEIGHTED
                                                  AVERAGE      PER
                                                 NUMBER OF    SHARE
                                                   SHARES     AMOUNT
                                                 ----------   ------
Net income.....................................
Basic EPS
 Income available to common Shareholders.......  18,287,002    $.18
 Effect of diluted stock options and
   warrants....................................  2,306,048
 Effect of convertible debentures..............    831,025
                                                 ----------
Diluted EPS
 Income available to common shareholders.......  21,424,075    $.15
                                                 ==========    ====

INCOME TAXES:

     The Company and its subsidiaries file a consolidated Federal income tax return. Deferred income taxes relate to temporary differences and the net operating loss carryforwards.

USE OF ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

STOCK BASED COMPENSATION:

     Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation" ("FAS 123") allows companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") but disclose the pro forma effects on net income had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its employee stock option incentive plans.

NOTE 2.  LOANS RECEIVABLE AND ALLOWANCE FOR CREDIT LOSSES

     The loans receivable are principally long-term business loans, with initial terms ranging from 7 to 25 years, made to qualifying small businesses. The loans have variable interest rates which adjust based upon the prime rate.

                          BLC FINANCIAL SERVICES, INC.

NOTE 2.  LOANS RECEIVABLE AND ALLOWANCE FOR CREDIT
          LOSSES -- (CONTINUED)
     As of June 30, 2000 and 1999, loans receivable-net consisted of:

                                                                2000          1999
                                                             -----------   -----------
Loans receivable...........................................  $23,966,000   $23,860,000
Less:
  Deferred income..........................................     (522,000)   (1,010,000)
  Allowance for credit losses..............................   (1,153,000)     (914,000)
                                                             -----------   -----------
Net loans receivable.......................................  $22,291,000   $21,936,000
                                                             ===========   ===========

     As of June 30, 2000, contractual maturities of loans receivable for each of the next five years are as follows:

                        YEAR ENDING
                          JUNE 30,
                        -----------
2001........................................................  $330,000
2002........................................................   370,000
2003........................................................   414,000
2004........................................................   463,000
2005........................................................   519,000

     As of June 30, 2000 and 1999, the impaired loan portfolio totaled $1,879,000 and $1,673,000, respectively, for which specific allocations to the allowance for credit losses aggregated $538,000 and $382,000 respectively. The average balance of the impaired loan portfolio for the year ended June 30, 2000 and 1999 approximated $1,776,000 and $1,741,000, respectively. The Company recognized approximately $138,000 in interest income on its impaired loan portfolio during the year ended June 30, 2000. The Company did not recognize any interest income on its impaired loan portfolio during the years ended June 30, 1999 and 1998.

     Changes in the allowance for credit losses for the three years ended June 30, 2000 were as follows:

Balance as of June 30, 1997.................................  $  901,000
Benefit for credit losses...................................    (177,000)
Loans charged off...........................................     (83,000)
                                                              ----------
Balance as of June 30, 1998.................................     641,000
Provision for credit losses.................................     787,000
Loans charged off...........................................    (514,000)
                                                              ----------
Balance as of June 30, 1999.................................     914,000
Provision for credit losses.................................     769,000
Loans charged off...........................................    (530,000)
                                                              ----------
Balance as of June 30, 2000.................................  $1,153,000
                                                              ==========

                          BLC FINANCIAL SERVICES, INC.

NOTE 3.  SERVICING ASSETS AND RESIDUAL INTERESTS

     Changes in servicing assets and residual interests for the three years ended June 30, 2000 are as follows:

                                                              SERVICING     RESIDUAL
                                                               ASSETS       INTERESTS
                                                             -----------   -----------
Balance, June 30, 1997.....................................  $ 1,972,000   $   952,000
Assets originating from loan sales.........................    1,712,000     3,823,000
Amortization...............................................     (414,000)
Principal payments.........................................                   (429,000)
Change in market value.....................................                    711,000
                                                             -----------   -----------
Balance, June 30, 1998.....................................    3,270,000     5,057,000
Assets originating from loan sales.........................    2,299,000     6,965,000
Amortization...............................................     (808,000)
Principal payments.........................................                 (1,061,000)
Change in market value.....................................                    (84,000)
                                                             -----------   -----------
Balance, June 30, 1999.....................................    4,761,000    10,877,000
Assets originating from loan sales.........................    3,696,000     7,085,000
Amortization...............................................   (1,268,000)
Principal payments.........................................                 (1,791,000)
Change in market value.....................................                    623,000
                                                             -----------   -----------
Balance, June 30, 2000.....................................  $ 7,189,000   $16,794,000
                                                             ===========   ===========

     As of June 30, 2000, the net unrealized gains related to residual interests were $1,349,000.

NOTE 4.  FINANCING

     As of June 30, 2000, the Company had $65,000,000 in revolving credit facilities. The facilities are collateralized by loans receivable, loans held for sale and accounts receivable - loans sold and the interest rates range from the LIBOR rate plus 2% to the prime rate plus 1%. The facilities expire in August 2001 and include covenants requiring the Company to, among other matters, maintain minimum tangible net worth.

     Debentures aggregating $3,303,000 as of June 30, 2000 and June 30, 1999 bear interest at 9 1/4% per annum, mature November 2001 and are convertible into 1,649,549 shares of the Company's common stock. Debentures aggregating $3,183,000 as of June 30, 2000 and $1,422,000 as of June 30, 1999 bear interest at 9% per annum, mature February 2003 and are convertible into 1,157,344 shares of the Company's common stock. Debentures aggregating $1,540,000 (total outstanding at the modification date) were initially convertible into common stock at $3.50 per share. However, during the year ended June 30, 2000, the conversion price was reduced to $2.75 per share, which exceeded the market price at the modification date. This modification did not result in a charge to operations. Additionally, these notes are subordinated to the revolving lines of credit.

     The principal payments on debentures of $3,303,000 and $3,183,000 are due during the years ending June 30, 2002 and June 30, 2004, respectively.

                          BLC FINANCIAL SERVICES, INC.

NOTE 5.  INCOME TAXES

     The significant components of the Company's deferred income tax assets and liabilities as of June 30, 2000 and 1999 are as follows:

                                                                 2000          1999
                                                             ------------   ----------
Deferred income tax assets:
  Net operating losses.....................................  $    448,000   $1,305,000
  Allowance for credit losses..............................       442,000      382,000
  Loan discount............................................       199,000      390,000
  Alternative minimum tax credit carryforward..............       269,000      220,000
                                                             ------------   ----------
                                                                1,358,000    2,297,000
Valuation allowance........................................      (448,000)    (992,000)
                                                             ------------   ----------
                                                                  910,000    1,305,000
Deferred income tax liability:
  Unrealized gain on residual Interest.....................      (533,000)    (305,000)
  Gain on securitization...................................    (1,864,000)           0
                                                             ------------   ----------
                                                               (2,397,000)    (305,000)
                                                             ------------   ----------
Net deferred income tax (liability) asset..................  $ (1,487,000)  $1,000,000
                                                             ============   ==========

     The valuation allowance represents the tax benefit of the pre confirmation net operating losses not utilized.

     The significant components of the provision for income taxes for the years ended June 30, 2000, 1999 and 1998 are as follows:

                                                     2000         1999         1998
                                                  ----------   ----------   -----------
Current:
  Federal.......................................  $   61,000   $   98,000   $   123,000
  State.........................................     355,000      393,000       277,000
                                                  ----------   ----------   -----------
       Total current taxes......................     416,000      491,000       400,000
                                                  ----------   ----------   -----------
Deferred:
  Federal, including utilization of
     preconfirmation net operating losses
     credited to additional paid in capital.....   2,650,000    2,248,000     3,572,000
  State.........................................     334,000       10,000       (22,000)
  Change in valuation allowance.................    (544,000)    (698,000)   (1,839,000)
                                                  ----------   ----------   -----------
       Total deferred taxes.....................   2,440,000    1,560,000     1,711,000
                                                  ----------   ----------   -----------
  Provision for income taxes....................  $2,856,000   $2,051,000   $ 2,111,000
                                                  ==========   ==========   ===========

                          BLC FINANCIAL SERVICES, INC.

NOTE 5.  INCOME TAXES -- (CONTINUED)
     The difference between the statutory federal income tax rate on the Company's income before income taxes and the Company's effective income tax rate for the years ended June 2000, 1999 and 1998 is summarized as follows:

                                                              2000      1999      1998
                                                              ----      ----      ----
Statutory federal income tax rate...........................  34.0%     34.0%     34.0%
State income tax, net of federal benefit....................   5.6       5.2       4.8
Miscellaneous...............................................  (4.5)      0.6       0.8
                                                              ----      ----      ----
Effective income tax rate...................................  35.1%     39.8%     39.6%
                                                              ====      ====      ====

NOTE 6.  STOCK OPTIONS AND WARRANTS

     The Company has stock option plans (the "Plans") for directors, officers and employees that provide for the grant of nonqualified and incentive stock options. The Board of Directors determines the exercise price (not to be less than fair market value for incentive options) at the date of grant. The options have a maximum term of 10 years and outstanding options expire from November 2000 through June 2005.

     The Company applies APB 25 in accounting for its employee stock option incentive plan and, accordingly, recognizes compensation expense for the difference between the fair value of the underlying common stock and the exercise price of the option at the date of grant. The effects of applying FAS 123 on the Company's pro forma results is not necessarily representative of the effects on reported net income or loss for future years due to, among other things, the vesting period of the stock options and the fair value of additional stock options in future years. Had compensation cost for the Company's stock option plans been determined based upon the fair value at the grant date for awards under the plans consistent with the methodology prescribed under FAS 123, the Company's net income would have been as follows:

                                                           YEAR ENDED JUNE 30,
                                                   ------------------------------------
                                                      2000         1999         1998
                                                   ----------   ----------   ----------
Pro forma income.................................  $4,720,000   $2,938,000   $3,164,000
Pro forma earnings per share:
  Basic..........................................        0.23         0.15         0.17
  Diluted........................................        0.19         0.12         0.15

     The fair value of each option granted in 2000, 1999 and 1998 has been estimated on the date of grant using the Black Scholes options pricing model with the following assumptions: no dividend yield, expected volatility of 40% (1998 and 1999) and 89% (2000), risk free interest rates ranging from 4.58% to 6.26% and expected lives of five years. The average fair value of options granted during 2000, 1999 and 1998 were $1.33, $1.07 and 1.00, respectively.

                          BLC FINANCIAL SERVICES, INC.

NOTE 6.  STOCK OPTIONS AND WARRANTS -- (CONTINUED)
     The following table summarizes stock option transactions under the Plans:

                                                         YEAR ENDED JUNE 30,
                                  ------------------------------------------------------------------
                                          2000                   1999                   1998
                                  --------------------   --------------------   --------------------
                                              WEIGHTED               WEIGHTED               WEIGHTED
                                              AVERAGE                AVERAGE                AVERAGE
                                              EXERCISE               EXERCISE               EXERCISE
                                   SHARES      PRICE      SHARES      PRICE      SHARES      PRICE
                                  ---------   --------   ---------   --------   ---------   --------
Outstanding options at the
  beginning of year.............  3,491,017    $1.34     2,831,975    $1.04     1,922,475    $0.57
Options granted.................    800,000     2.05     1,049,042     2.84     1,332,000     1.54
Options exercised...............   (179,000)     .51       (35,000)     .59      (422,500)    0.50
Options expired or canceled.....     (3,000)     .82      (355,000)    3.47
                                  ---------              ---------              ---------
Outstanding options at the end
  of year.......................  4,109,017    $1.52     3,491,017    $1.34     2,831,975    $1.04
                                  =========              =========              =========

     The following table summarizes information about the Plans' outstanding options as of June 30, 2000:

                          OPTIONS OUTSTANDING               OPTIONS EXERCISABLE
                ----------------------------------------   ----------------------
                                 WEIGHTED
                                  AVERAGE       WEIGHTED                 WEIGHTED
                                 REMAINING      AVERAGE                  AVERAGE
   RANGE OF       NUMBER        CONTRACTUAL     EXERCISE     NUMBER      EXERCISE
EXERCISE PRICE  OUTSTANDING   LIFE (IN YEARS)    PRICE     EXERCISABLE    PRICE
--------------  -----------   ---------------   --------   -----------   --------
$0.50 - $0.90    2,264,975         1.19          $ .71      1,711,475     $0.67
$1.47 - $2.90    1,498,542         3.93           2.33        527,117      2.26
$3.25 - $3.63      345,500         2.89           3.27        186,100      3.27

     As of June 30, 2000, 1999 and 1998, respectively, 1,086,000, 673,500 and
1,075,500 shares were available for grant under the Employee Stock Option Plan. During the fiscal year ended June 30, 2000, the shareholders approved an increase in the shares available under this Plan from 2,500,000 shares to 3,500,000 shares.

     As of June 30, 2000, warrants outstanding to purchase 1,161,957 shares of the Company's common stock ranged from $0.50 to $2.10 per share. These warrants expire from November 2000 through June 2004.

     As of June 30, 2000, 9,163,867 shares have been reserved for the exercise of warrants, stock options and conversion of debentures.

     During the years ended June 30, 1998 and June 30, 2000, the Company issued warrants, which were immediately exercisable, to purchase 415,000 shares of common stock (exercisable between $1.10 and $1.85 per share) and 60,000 shares of common stock (exercisable at $2.10 per share), respectively, in connection with professional services rendered. The fair value of each warrant granted has been estimated on the date of grant using the Black Scholes pricing model with the following assumptions: no dividend yield, expected volatility of 40% (1998) and 89% (2000), risk free interest rates ranging from 5.5% to 6.66% and expected lives ranging from 3 to 5 years.

                          BLC FINANCIAL SERVICES, INC.

NOTE 7.  COMMITMENTS

REVOLVING SECURITIZATION:

     During the year ended June 30, 2000, the Company entered into a $75 million revolving securitization. Under the terms of this facility, the Company may periodically sell the unguaranteed portion of the SBA loans to the securitization conduit. Additionally, since the interest rates on the loans are based upon the prime rate and the securitization interest rate is based upon LIBOR, the Company concurrently with selling loans, enters into interest rate swaps with an affiliate of the entity which purchases the securitization instruments. During the year ended June 30, 2000, as a result of the interest rate swap transactions, the charge to operations aggregated $12,000. As of June 30, 2000, the current balance of loans sold into this facility aggregated $35,995,000.

LEASE COMMITMENTS:

     The Company has entered into operating leases for office space expiring through May 2009. Minimum future rental payments under these leases are as follows:

                        YEAR ENDING
                          JUNE 30,
                        -----------
2001........................................................  $  752,000
2002........................................................     574,000
2003........................................................     575,000
2004........................................................     559,000
2005........................................................     538,000
Thereafter..................................................   2,016,000
                                                              ----------
                                                              $5,014,000
                                                              ==========

     Rent expense for the years ended June 30, 2000, 1999 and 1998 aggregated $786,000, $481,000 and $294,000, respectively.

NOTE 8.  FINANCIAL INSTRUMENTS, CREDIT RISK CONCENTRATION AND OTHER MATTERS

FAIR VALUE OF FINANCIAL INSTRUMENTS:

     Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Values of Financial Instruments" ("FAS 107") requires disclosure of fair value information about financial instruments, whether or not recognized on the balance sheet, for which it is practicable to estimate that value. Because no market exists for certain of the Company's assets and liabilities, fair value estimates are based upon judgments regarding credit risk, investor expectation of economic conditions, normal cost of administration and other risk characteristics, including interest rate and prepayment risk. These estimates are subjective in nature and involve uncertainties and matters of judgment, which significantly affect the estimates.

                          BLC FINANCIAL SERVICES, INC.

NOTE 8. FINANCIAL INSTRUMENTS, CREDIT RISK CONCENTRATION AND OTHER MATTERS -- (CONTINUED)
     The following summarizes the information about the fair value of the financial instruments recorded on the Company's financial statements in accordance with FAS 107:

                                                JUNE 30, 2000                  JUNE 30, 1999
                                         ----------------------------   ----------------------------
                                         CARRYING VALUE   FAIR VALUE    CARRYING VALUE   FAIR VALUE
                                         --------------   -----------   --------------   -----------
Cash...................................   $ 9,609,000     $ 9,609,000    $ 4,229,000     $ 4,229,000
Loans held for sale....................     7,494,000       8,131,000      8,922,000       9,725,000
Servicing assets and residual
  interest.............................    22,634,000      24,611,000     15,638,000      15,979,000
Loans receivable.......................    23,966,000      25,297,000     23,860,000      24,573,000
Accounts receivable....................    15,121,000      15,121,000      8,982,000       8,982,000
Notes payable..........................    45,840,000      45,840,000     39,608,000      39,608,000
Debentures.............................     6,486,000       6,486,000      4,725,000       4,725,000

     The methodology and assumptions utilized to estimate the fair value of the Company's financial instruments are as follows:

CASH:

     The carrying amount of cash approximates fair value.

LOANS HELD FOR SALE:

     The Company has estimated the fair values reported based on recent sales.

LOANS RECEIVABLE, SERVICING ASSETS AND RESIDUAL INTERESTS:

     The Company has estimated the fair value reported based on the present value of expected future cash flows.

ACCOUNTS RECEIVABLE:

     The carrying amount of accounts receivable approximates fair value.

NOTES PAYABLE:

     Since these are primarily variable rate and short-term, the carrying amounts approximate fair value.

DEBENTURES:

     The fair value of the debentures is based upon the greater of market value of the underlying common stock into which the debentures are convertible or the effect of the difference between a market rate of interest and the stated fixed rate of interest.

                          BLC FINANCIAL SERVICES, INC.

NOTE 8. FINANCIAL INSTRUMENTS, CREDIT RISK CONCENTRATION AND OTHER MATTERS -- (CONTINUED)
LOAN COMMITMENTS:

     Typically, the Company does not charge fees for commitments to originate loans, except with respect to loans originated under the B&I Loan Program, additionally, since the loans are variable rate, changes in interest rates do not affect their fair value. Accordingly, the off-balance sheet instruments have no estimated fair value.

OFF-BALANCE SHEET FINANCIAL INSTRUMENTS AND CONCENTRATIONS OF CREDIT RISK:

     Financial instruments which potentially subject the Company to concentrations of credit risk are primarily cash and loans receivable. The Company maintains its cash in highly rated financial institutions. As of June 30, 2000, the Company had bank deposits exceeding federally insured limits by approximately $11,759,000. The Company originates loans to a large number of customers in diverse commercial entities and states. In the normal course of business, the Company enters into commitments to extend credit. The Company uses the same credit policies in making commitments as it does for loans receivable reflected on the balance sheet. As of June 30, 2000, the Company's commitments to extend credit aggregated $72,250,000. However, approximately $55,188,000 of the commitments are SBA and B&I guaranteed loans which the Company intends to sell in the secondary market.

     As of June 30, 2000, the outstanding balance of loans sold with limited or unlimited recourse aggregated $70,309,000. The Company's maximum exposure under the recourse provisions is $9,568,000. The Company lends to diverse industries across the United States, however, at June 30, 2000, loans originated in the states of New York and Virginia represented approximately 11% and 10%, respectively, of the Company's loans receivable. No other state represented more than 10% of the Company's loans receivable. As of June 30, 2000, the lodging and restaurant industries represented approximately 12% and 12% of the Company's loans receivable, respectively. No other industry represented more than 10% of the Company's loans receivable.

CONCENTRATIONS:

     During the year ended June 30, 2000, no loan production company accounted for more than 8% of loan originations. During the years ended June 30, 2000 and 1999, two loan production companies accounted for 15% and 24% of the Company's loan originations, respectively. During the years ended June 30, 2000, 1999 and 1998, 83% of the guaranteed loans were sold to five securities dealers, 75% were sold to three securities dealers and 83% were sold to four securities dealers, respectively.

NOTE 9.  RELATED PARTIES TRANSACTIONS

     During the years ended June 30, 2000, 1999 and 1998, the maximum amount of outstanding short-term loans payable to family members of an officer/shareholder aggregated $300,000, $1,077,000 and $2,594,000, respectively. As of June 30,
2000 and 1999 no loans to the family

                          BLC FINANCIAL SERVICES, INC.

NOTE 9. RELATED PARTIES TRANSACTIONS -- (CONTINUED) members were outstanding. Interest expense on these loans aggregated $20,000, $19,000 and $17,000 in the years ended June 30, 2000, 1999 and 1998, respectively.

     Family members of an officer/shareholder purchased $950,000 of the debentures issued in 1998 and $290,000 of the debentures issued in 1999. For the year ended June 30, 2000 and 1999, interest expense on these debentures aggregated $95,000 and $88,000, respectively. During the fiscal year ended June 30, 2000, an officer/shareholder exchanged $140,000 of advances due to him to an unrelated third party that was then subsequently exchanged for a debenture.

NOTE 10.  EMPLOYEE BENEFIT PLAN

     The Company maintains a contributory employee savings plan for substantially all its employees, in accordance with the provisions of Section 401(k) of the Internal Revenue Code. Pursuant to the terms of the plan, participants can defer a portion of their income through contributions to the plan.

                          INDEPENDENT AUDITORS REPORT

Shareholders and Board of Directors
BLC Financial Services, Inc.

     We have audited the accompanying consolidated balance sheets of BLC Financial Services, Inc. and subsidiaries as of June 30, 2000 and 1999, and the related consolidated statements of income, changes in shareholders' equity and cash flows for each of the years in the three year period ended June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements enumerated above present fairly, in all material respects, the consolidated financial position of BLC Financial Services, Inc. and subsidiaries as of June 30, 2000 and 1999 and the consolidated results of their operations and their consolidated cash flows for each of the years in the three year period ended June 30, 2000, in conformity with generally accepted accounting principles.

                                             /s/ Richard A. Eisner & Company,
                                                          LLP

Florham Park, New Jersey
September 15, 2000

                                                                      APPENDIX A









                          AGREEMENT AND PLAN OF MERGER
                          DATED AS OF OCTOBER 31, 2000
                                  BY AND AMONG
                          ALLIED CAPITAL CORPORATION,
                       ALLIED CAPITAL B SUB CORPORATION,
                                      AND
                          BLC FINANCIAL SERVICES, INC.

                               TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
ARTICLE I             THE MERGER; EFFECT OF MERGER................................   A-1
     Section 1.1      The Merger..................................................   A-1
     Section 1.2      Effective Time of the Merger................................   A-1
     Section 1.3      Effects of Merger...........................................   A-1
ARTICLE II            THE SURVIVING CORPORATION...................................   A-2
     Section 2.1      Certificate of Incorporation................................   A-2
     Section 2.2      By-Laws.....................................................   A-2
     Section 2.3      Officers and Directors......................................   A-2
ARTICLE III           CONVERSION OF SHARES........................................   A-2
     Section 3.1      Conversion of Shares........................................   A-2
     Section 3.2      Surrender...................................................   A-3
     Section 3.3      Dividends; Transfer Taxes...................................   A-4
     Section 3.4      Fractional Securities.......................................   A-4
     Section 3.5      Closing of Company Transfer Books...........................   A-4
     Section 3.6      Stockholder Approval........................................   A-4
     Section 3.7      Tax Treatment...............................................   A-4
     Section 3.8      Exercise and Conversion of Vested Stock Options and
                      Warrants....................................................   A-5
     Section 3.9      Redemption or Conversion of Convertible Debentures..........   A-5
ARTICLE IV            REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............   A-5
     Section 4.1      Execution and Delivery......................................   A-5
     Section 4.2      Consents and Approvals......................................   A-5
     Section 4.3      No Breach...................................................   A-6
     Section 4.4      Organization, Standing and Authority........................   A-6
     Section 4.5      Capitalization of the Company...............................   A-7
     Section 4.6      Options and Other Stock Rights..............................   A-7
     Section 4.7      Subsidiaries................................................   A-7
     Section 4.8      Corporate Records...........................................   A-8
     Section 4.9      Information in Disclosure Documents.........................   A-8
     Section 4.10     SEC Documents; Financial Statements.........................   A-8
     Section 4.11     Liabilities.................................................   A-9
     Section 4.12     No Company Material Adverse Effect..........................   A-9
     Section 4.13     Compliance with Laws........................................   A-9
     Section 4.14     Permits.....................................................   A-9
     Section 4.15     Actions and Proceedings.....................................  A-10
     Section 4.16     Contracts and Other Agreements..............................  A-10
     Section 4.17     Loan Portfolios.............................................  A-12
     Section 4.18     Real Property...............................................  A-12
     Section 4.19     Intellectual Property.......................................  A-14
     Section 4.20     Receivables.................................................  A-15
     Section 4.21     Banking.....................................................  A-15
     Section 4.22     Liens.......................................................  A-15
     Section 4.23     Employee Benefit Plans......................................  A-15
     Section 4.24     Employee Relations..........................................  A-16
     Section 4.25     Insurance...................................................  A-17
     Section 4.26     Officers, Directors, Employees, Consultants.................  A-17
     Section 4.27     Transactions with Directors, Officers and Affiliates........  A-17
     Section 4.28     Operations of the Company...................................  A-17
     Section 4.29     Brokerage...................................................  A-19
     Section 4.30     Taxes.......................................................  A-19

                                                                                    PAGE
                                                                                    ----
     Section 4.31     Environmental Laws..........................................  A-20
     Section 4.32     Company Action..............................................  A-21
     Section 4.33     Opinion of Financial Advisor................................  A-21
     Section 4.34     Cancellation of Certain Agreements..........................  A-21
     Section 4.35     Status of Certain Employment Agreements.....................  A-21
ARTICLE V             REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB............  A-21
     Section 5.1      Execution and Delivery......................................  A-22
     Section 5.2      Consents and Approvals......................................  A-22
     Section 5.3      No Breach...................................................  A-22
     Section 5.4      SEC Documents; Financial Statements.........................  A-23
     Section 5.5      Shares of Parent Common Stock...............................  A-23
     Section 5.6      Organization, Standing and Authority of Parent and Sub......  A-24
     Section 5.7      Capitalization..............................................  A-24
     Section 5.8      Brokerage...................................................  A-24
     Section 5.9      Information in Disclosure Documents.........................  A-24
     Section 5.10     No Material Adverse Change..................................  A-25
     Section 5.11     Sub Action..................................................  A-25
     Section 5.12     Options and Other Stock Rights..............................  A-25
     Section 5.13     Tax Information in Disclosure Documents.....................  A-25
     Section 5.14     Liabilities.................................................  A-25
     Section 5.15     Compliance with Laws........................................  A-25
     Section 5.16     Permits.....................................................  A-26
     Section 5.17     Actions and Proceedings.....................................  A-26
     Section 5.18     Loan Portfolio..............................................  A-26
     Section 5.19     No Prior Activities.........................................  A-26
ARTICLE VI            COVENANTS AND AGREEMENTS....................................  A-26
     Section 6.1      Conduct of Business.........................................  A-26
     Section 6.2      Litigation Involving the Company............................  A-27
     Section 6.3      Continued Effectiveness of Representations and Warranties of
                      the Parties.................................................  A-28
     Section 6.4      Corporate Examinations and Investigations;
                      Confidentiality.............................................  A-28
     Section 6.5      Indemnification of Company Officers and Directors...........  A-28
     Section 6.6      Registration Statement/Proxy Statement......................  A-29
     Section 6.7      Compliance with the Securities Act..........................  A-29
     Section 6.8      Nasdaq Listing..............................................  A-29
     Section 6.9      Acquisition Proposals.......................................  A-29
     Section 6.10     Parent and Sub Approvals....................................  A-31
     Section 6.11     Company Approvals...........................................  A-31
     Section 6.12     Nomination to Surviving Company Board.......................  A-31
     Section 6.13     Expenses....................................................  A-31
     Section 6.14     Further Assurances..........................................  A-32
     Section 6.15     Hart-Scott-Rodino...........................................  A-32
     Section 6.16     SBA Approval................................................  A-32
     Section 6.17     Updating Schedules..........................................  A-32
     Section 6.18     Employee Benefits...........................................  A-32
     Section 6.19     Company Recapitalization....................................  A-33
ARTICLE VII           CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATION TO EFFECT
                      THE MERGER..................................................  A-33
     Section 7.1      Company Stockholder Approval................................  A-33
     Section 7.2      Listing of Shares...........................................  A-33
     Section 7.3      Hart-Scott-Rodino...........................................  A-33

                                                                                    PAGE
                                                                                    ----
     Section 7.4      Effectiveness of Registration Statement.....................  A-34
     Section 7.5      SBA Approval................................................  A-34
     Section 7.6      Litigation..................................................  A-34
     Section 7.7      Futuronics Merger; Company Recapitalization.................  A-34
ARTICLE VIII          CONDITIONS PRECEDENT TO THE OBLIGATION OF PARENT AND SUB TO
                      EFFECT THE MERGER...........................................  A-34
     Section 8.1      Representations and Covenants...............................  A-34
     Section 8.2      Absence of Material Adverse Change..........................  A-34
     Section 8.3      Receipt of Agreements.......................................  A-35
     Section 8.4      Exercise and Conversion of Vested Stock Options and
                      Warrants....................................................  A-35
     Section 8.5      Unvested Options............................................  A-35
     Section 8.6      Convertible Debentures......................................  A-35
     Section 8.7      Tax Opinion.................................................  A-35
     Section 8.8      Closing Conditions..........................................  A-35
ARTICLE IX            CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO
                      EFFECT THE MERGER...........................................  A-35
     Section 9.1      Representations and Covenants...............................  A-35
     Section 9.2      Absence of Material Adverse Change..........................  A-36
     Section 9.3      Tax Opinion.................................................  A-36
     Section 9.4      Closing Conditions..........................................  A-36
ARTICLE X             CLOSING.....................................................  A-36
ARTICLE XI            NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES COVENANTS AND
                      AGREEMENTS..................................................  A-36
     Section 11.1     Non-Survival of Representations, Warranties, Covenants and
                      Agreements..................................................  A-36
ARTICLE XII           TERMINATION OF AGREEMENT....................................  A-36
     Section 12.1     Termination.................................................  A-36
     Section 12.2     Effect of Termination.......................................  A-37
ARTICLE XIII          DEFINITIONS.................................................  A-37
     Section 13.1     Definitions.................................................  A-37
ARTICLE XIV           MISCELLANEOUS...............................................  A-43
     Section 14.1     Publicity...................................................  A-43
     Section 14.2     Parent Guaranty.............................................  A-43
     Section 14.3     Notices.....................................................  A-43
     Section 14.4     Entire Agreement............................................  A-43
     Section 14.5     Waivers and Amendments; Non Contractual Remedies;
                      Preservation of Remedies; Liability.........................  A-44
     Section 14.6     GOVERNING LAW...............................................  A-44
     Section 14.7     Binding Effect; No Assignment...............................  A-44
     Section 14.8     Third Party Beneficiaries...................................  A-44
     Section 14.9     Counterparts................................................  A-44
     Section 14.10    Exhibits and Schedules......................................  A-44
     Section 14.11    Headings....................................................  A-45
     Section 14.12    Submission to Jurisdiction; Venue...........................  A-45
     Section 14.13    Specific Performance........................................  A-45
     Section 14.14    Severability................................................  A-45

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of October 31, 2000, is made by and among Allied Capital Corporation, a Maryland corporation ("Parent"), Allied Capital B Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and BLC Financial Services, Inc., a Delaware corporation (the "Company"). Certain terms used in this Agreement are defined in Article XIII.

                                  WITNESSETH:

     WHEREAS, Parent and Sub desire to effect a business combination by means of the merger of Sub with and into the Company;

     WHEREAS, the Board of Directors of Parent and Sub and the stockholder of Sub and the Board of Directors of the Company have approved the merger of Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth herein;

     WHEREAS, simultaneously with the execution of this Agreement, the Named Persons and Parent are entering into a Voting Agreement in the form attached hereto as Exhibit A (the "Voting Agreement"); and

     WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                          THE MERGER; EFFECT OF MERGER

     SECTION 1.1 THE MERGER. Upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, as amended, and any rules and regulations thereunder (the "Delaware Corporation Law"), Sub shall be merged with and into the Company and the separate existence of Sub shall thereupon cease. The name of the Company, as the surviving corporation in the Merger (the "Surviving Corporation"), shall by virtue of the Merger be changed to such name as Parent, in its sole discretion, may choose.

     SECTION 1.2 EFFECTIVE TIME OF THE MERGER. The Merger shall become effective at such time as a properly executed certificate of merger or other appropriate document is duly filed with the Secretary of State of Delaware, which filing shall be made as soon as practicable following fulfillment or waiver of the conditions set forth in Articles VII, VIII and IX hereof or such later time as is specified in such filing (the "Effective Time").

     SECTION 1.3 EFFECTS OF MERGER. The Merger shall have the effects set forth in Section 259 of the Delaware Corporation Law.

                                   ARTICLE II
                           THE SURVIVING CORPORATION

     SECTION 2.1 CERTIFICATE OF INCORPORATION. The certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation, and thereafter may be amended in accordance with its terms and as provided by the Delaware Corporation Law.

     SECTION 2.2 BY-LAWS. The by-laws of the Company as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by the Delaware Corporation Law.

     SECTION 2.3 OFFICERS AND DIRECTORS. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation after the Effective Time and the directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation after the Effective Time, in each case until their respective successors are duly elected and qualified.

                                  ARTICLE III
                              CONVERSION OF SHARES

     SECTION 3.1 CONVERSION OF SHARES. (a) At the Effective Time, by virtue of the Merger and without any action on the part of any Company stockholder:

     (1) Conversion of Company Common Stock. Each share of Company Common Stock outstanding after giving effect to the Company Recapitalization shall be converted into 0.180 fully paid and nonassessable shares of Parent Common Stock (the "Exchange Ratio").

     (2) Each share of Company Class B Stock outstanding upon consummation of the Company Recapitalization shall be converted into one validly issued, fully paid and nonassessable share of Company Common Stock.

     (3) Cancellation of Company Treasury Stock. All shares of Company Common Stock which are held in the treasury of the Company upon consummation of the Company Recapitalization shall be canceled and shall cease to exist.

          (b) If at any time prior to the Effective Time, the outstanding shares of Parent Common Stock shall be changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period, the Exchange Ratio shall be correspondingly adjusted. The issuance of shares of Parent Common Stock pursuant to Parent's dividend reinvestment plan consistent with past practices shall not constitute a stock dividend for this purpose.

          (c) Each issued and outstanding share of capital stock of Sub shall be converted into that number of validly issued, fully paid and non-assessable shares of Company Common Stock as shall result in (i) the sum of the aggregate number of shares of Company Common Stock issued to Parent upon such conversion plus (ii) the aggregate number of shares of Company Common Stock issued to Futuronics pursuant to Section 3.1(a)(2) being equal to
     94.9 percent of the total number of shares of Company Common Stock issued pursuant to Section 3.1(a)(2) and this Section 3.1(c).

          (d) All Company Common Stock outstanding immediately after the Company Recapitalization and immediately prior to the Effective Time (the "Canceled Company Stock") shall cease to exist, and each certificate previously representing such Canceled Company Stock shall (subject to Section 3.3) thereafter represent for all corporate purposes the shares of Parent Common Stock into which such shares of Canceled Company Stock have been converted pursuant to the Merger. Certificates previously representing such shares of Canceled Company Stock shall be exchanged for a confirmation of ownership of Parent Common Stock issued in consideration therefor upon surrender in accordance with Section 3.2, without interest.

          (e) The Parent shall issue shares of Parent Common Stock to be issued in the Merger in uncertificated form, and in accordance with Section 3.2 shall send to each person entitled to receive such shares the information required under Section 2-210(c) of the Maryland General Corporation Law with respect to such shares (a "Confirmation").

     SECTION 3.2 SURRENDER. (a) Prior to the Closing, Parent shall select a person or persons to act as exchange agent for the Merger (the "Exchange Agent"), which person or persons shall be reasonably acceptable to the Company, for the purpose of exchanging certificates representing Canceled Company Stock for Confirmations as to the Share Consideration. On the Closing Date, the Surviving Corporation shall deliver to the Exchange Agent, in trust for the benefit of the holders of Canceled Company Stock immediately prior to the Effective Time (the "Converting Stockholders"), the Share Consideration and related information. As soon as reasonably practicable after the Effective Time but in no event more than five Business Days after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to send a notice and a letter of transmittal to each Converting Stockholder advising such holder of the effectiveness of the Merger and the procedure for surrendering to the Exchange Agent for cancellation such holder's certificates representing Canceled Company Stock ("Certificates"), in exchange for the Share Consideration. Each Converting Stockholder will be entitled to receive, upon surrender to the Exchange Agent for cancellation of one or more Certificates, a Confirmation representing the number of shares of Parent Common Stock into which such shares are converted in the Merger. Parent Common Stock into which Canceled Company Stock shall be converted in the Merger shall be deemed to have been issued at the Effective Time (the "Share Consideration"). In the event that any Converting Stockholder's Certificates have been lost, stolen or destroyed, such Converting Stockholder will be entitled to receive the Share Consideration only after providing an affidavit of loss and indemnity bond, in form satisfactory to the Exchange Agent.

          (b) Converting Stockholders shall be entitled, at and after the Effective Time, to vote the number of shares of Parent Common Stock into which their shares of Canceled Company Stock shall have been converted so long as they remain record holders of such shares of Parent Common Stock, regardless of whether the Certificates formerly representing the Canceled Company Stock shall have been surrendered in accordance with this Section
     3.2 or a Confirmation with respect to such shares of Parent Common Stock shall have been issued.

          (c) Any Converting Stockholder who has not exchanged his Certificates for Parent Common Stock in accordance with subsection (a) within six months after the Effective Time shall have no further claim upon the Exchange Agent, and shall thereafter look only to Parent and the Surviving Corporation for payment in respect of his shares of Canceled Company Stock. Until so surrendered, Certificates shall represent solely the right to receive the Share Consideration. If any Certificates entitled to payment pursuant to Section 3.1 shall not have been surrendered for such payment prior to such date on which any payment in respect thereof would otherwise escheat to or become the property of any Governmental Entity, the shares of Canceled Company Stock represented thereby shall, to the extent permitted by applicable law, be deemed to be canceled and no money or other property will be due to the holder thereof.

     SECTION 3.3 DIVIDENDS; TRANSFER TAXES. No dividends that are declared or made with respect to Parent Common Stock will be paid to persons entitled to receive Confirmations representing Parent Common Stock pursuant to this Agreement until such persons surrender their Certificates, together with a properly completed letter of transmittal. Such dividends shall instead be paid to the Exchange Agent on behalf of, and as nominee for, such person, and held by the Exchange Agent in a non-interest bearing account. Upon such surrender, there shall be paid to the person in whose name the Confirmation representing such Parent Common Stock shall be issued dividends which shall have become payable with respect to such Parent Common Stock in respect of any record date occurring after the Effective Time. In no event shall the person entitled to receive such dividends be entitled to receive interest on such dividends. Dividends paid to the Exchange Agent pursuant to this Section 3.3 that remain unclaimed by the holders of Canceled Company Stock shall not revert or be returned to the Parent, and the Parent hereby waives any rights it may have to such assets. In the event that any portion of the Share Consideration for any shares of Parent Common Stock is to be delivered to a person other than that in which the Certificates surrendered in exchange therefor are registered, it shall be a condition of such delivery that the Certificate or Certificates so surrendered shall be properly endorsed or be otherwise in proper form for transfer (including signature guarantee) and that the person requesting such delivery shall pay to the Exchange Agent any transfer or other taxes required by reason of such delivery to a person other than that of the registered holder of the Certificate surrendered, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of shares of Canceled Company Stock for any shares of Parent Common Stock or dividends thereon delivered to a public official pursuant to any applicable escheat laws.

     SECTION 3.4 FRACTIONAL SECURITIES. Parent shall issue fractional shares of Parent Common Stock to the extent the conversion results in a fraction of a share, in which case such fraction shall be rounded to the nearest one-thousandth of a share (rounding upward from the mid-point between thousandths of a share).

     SECTION 3.5 CLOSING OF COMPANY TRANSFER BOOKS. Immediately prior to the Effective Time, the Company Common Stock transfer books shall be closed and no transfer of Canceled Company Stock shall thereafter be made.

     SECTION 3.6 STOCKHOLDER APPROVAL. The Company shall take all action necessary, in accordance with applicable law and its Certificate of Incorporation and By-Laws, to convene a special meeting of the holders of Company Common Stock (the "Company Meeting") as promptly as practicable for the purpose of considering and taking action upon this Agreement and the Company Recapitalization. The Board of Directors of the Company has approved the Merger and the Company Recapitalization and adopted this Agreement and recommended that holders of Company Common Stock vote in favor of and approve the Merger and the Company Recapitalization and the adoption of this Agreement at the Company Meeting. Notwithstanding the foregoing, nothing in this Section 3.6 shall preclude or limit the Board of Directors of the Company from complying with its fiduciary duties under applicable law.

     SECTION 3.7 TAX TREATMENT. The Merger is intended to constitute a reorganization under Section 368(a) of the Code, and Parent and the Company shall not report the transaction on any tax return in a manner or take any action in any audit or other judicial or administrative proceeding or otherwise that is inconsistent therewith.

     SECTION 3.8 EXERCISE AND CONVERSION OF VESTED STOCK OPTIONS AND
WARRANTS. The Company shall use all reasonable efforts to cause all vested Company Stock Options and all Company Warrants to be fully exercised for the purchase of Company Common Stock prior to the Effective Time, and may make full recourse loans to the holders of such Company Stock Options or otherwise arrange for the cashless exercise thereof.

     SECTION 3.9 REDEMPTION OR CONVERSION OF CONVERTIBLE DEBENTURES. The Company shall use all reasonable efforts to redeem all outstanding Company Convertible Debentures prior to the Effective Time in accordance with the terms thereof to the extent not converted into Company Common Stock in accordance with the terms thereof prior to such time.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Parent and Sub that, except as set forth in the disclosure schedule attached hereto (the "Company Disclosure Schedule"), which Company Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article IV and may be amended from time to time pursuant to the provisions hereof:

     SECTION 4.1 EXECUTION AND DELIVERY. The Company has the corporate power and authority to enter into this Agreement and each other agreement, document or instrument contemplated hereby or to be executed in connection herewith to which the Company is a party (the "Company Documents") and, subject to approval of this Agreement by the holders of the Company Common Stock, to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Company Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Company's Board of Directors. This Agreement constitutes the valid and binding obligation of the Company and the Company Documents, when executed and delivered, will constitute the valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. Except for the approval of the holders of a majority of the outstanding shares of Company Common Stock, no other corporate proceedings on the part of the Company are necessary after the date of this Agreement to authorize this Agreement and the Company Documents and the transactions contemplated hereby and thereby.

     SECTION 4.2 CONSENTS AND APPROVALS. The execution and delivery by the Company of this Agreement and the Company Documents, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby, as the case may be, do not require the Company to obtain any consent, approval or action of, or make any filing or registration with, or give any notice to, any person or any Governmental Entity, other than (i) in connection, or in compliance, with the provisions of the H-S-R Act, if applicable, and the Exchange Act, which will be duly obtained or made, as the case may be, on or prior to the Closing, and will be in full force and effect on the Closing Date, (ii) in the case of the performance by the

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Company of its obligations hereunder and under the Company Documents and the consummation by the Company of the transactions contemplated hereby and by the Company Documents, the approval of the holders of the Company Common Stock as specified in Section 4.1, (iii) the approval of the United States Small Business Administration (the "SBA"), (iv) the filing of the Certificate of Merger with the Secretary of State of Delaware and (v) any approvals from any party required under any of the Company's or its Subsidiaries' existing financing agreements as set forth on Section 4.2(v) of the Company Disclosure Schedule.

     SECTION 4.3 NO BREACH. Except as set forth in Section 4.3 of the Company Disclosure Schedule and for filings, notices, consents and approvals as may be required by Delaware Corporation Law, the Securities Act, the Exchange Act and the 1940 Act, the execution, delivery and performance by the Company of this Agreement and the Company Documents and the consummation by the Company of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof will not (i) violate any provision of the Certificate of Incorporation or By-Laws of the Company; (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both, constitute) a default under, any contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by or to which the assets or properties of the Company or any of its Subsidiaries may be bound or subject;
(iii) violate any order, judgment, injunction, award or decree of any Governmental Entity against, or binding upon, or any agreement with, or condition imposed by, any Governmental Entity, binding upon the Company or any of its Subsidiaries, or upon the securities, assets or business of the Company or any of its Subsidiaries; (iv) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to the Company or any of its Subsidiaries, or to the securities, assets or business of the Company or any of its Subsidiaries; (v) result in the creation or imposition of any lien or other encumbrance or the acceleration of any indebtedness or other obligation of the Company or any of its Subsidiaries; or (vi) result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause a violation of, any Permit of the Company or any of its Subsidiaries; except in the case of (ii) through (vi) above, for violations, conflicts, breaches, defaults, modifications, impairments, liens or other encumbrances that would not, individually or in the aggregate, have a material adverse effect on the funding, management, business, properties, assets, condition (financial or otherwise), liabilities or operations of the Company and its Subsidiaries, taken as a whole, or adversely affect the consummation of the transactions contemplated hereby in any material respect, but excluding therefrom any such change, effect, event, occurrence or state of facts resulting from or arising in connection with (A) changes or conditions generally affecting the industries in which the Company or its Subsidiaries operate, except to the extent the changes or conditions referred to in this Clause (A) affect the funding of the Company and its Subsidiaries or (B) this Agreement, the transactions contemplated hereby or the announcement thereof (a "Company Material Adverse Effect").

     SECTION 4.4 ORGANIZATION, STANDING AND AUTHORITY. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being conducted or currently proposed to be conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of such activities make such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a Company Material Adverse Effect. All such jurisdictions are set forth on Section 4.4 of the

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Company Disclosure Schedule. The copies of the Certificate of Incorporation and
By-Laws of the Company included as part of Section 4.4 of the Company Disclosure Schedule constitute accurate and complete copies of such organizational instruments and accurately reflect all amendments thereto through the date hereof.

     SECTION 4.5 CAPITALIZATION OF THE COMPANY. The authorized capital stock of the Company consists of 35,000,000 shares of Company Common Stock. As of the date of this Agreement there were 22,061,443 shares of Company Common Stock outstanding. Except as set forth in Section 4.5 of the Company Disclosure Schedule, as of the date hereof there are no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the Company's stockholders may vote issued or outstanding. Section 4.5 of the Company Disclosure Schedule sets forth a true and complete list as of the date indicated of the holders of all (i) outstanding vested and unvested Company Stock Options,
(ii) outstanding Company Convertible Debentures and (iii) outstanding Company Warrants, showing as to each such holder the number of Company Stock Options (vested or unvested), Company Convertible Debentures or Company Warrants so held, such holder's mailing address and in the case of Company Stock Options, the date of grant, vesting schedules and exercise price of all such Company Stock Options. All outstanding shares of Company Common Stock are duly authorized and are validly issued, fully paid and non-assessable and free of preemptive rights. All Company Convertible Debentures were issued in compliance with the Securities Act.

     SECTION 4.6 OPTIONS AND OTHER STOCK RIGHTS.  Except as set forth in Section
4.6 of the Company Disclosure Schedule, there is no (i) outstanding option, warrant, call, unsatisfied preemptive right or other agreement of any kind binding upon the Company to purchase or otherwise to receive from the Company any of the outstanding, authorized but unissued, unauthorized or treasury shares of Company Common Stock or any other security of the Company, (ii) outstanding security of any kind binding upon the Company convertible into any security of the Company, and (iii) outstanding contract or other agreement binding upon the Company or any of its Subsidiaries to purchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or any other security of the Company.

     SECTION 4.7 SUBSIDIARIES. (a) Section 4.7 of the Company Disclosure Schedule sets forth (i) the name of each Subsidiary of the Company; (ii) the name of each corporation, limited liability company, partnership, joint venture or other entity (other than such Subsidiaries) in which the Company or any of its Subsidiaries has, or pursuant to any agreement has the right or obligation to acquire at any time by any means, directly or indirectly, an equity interest or investment; (iii) in the case of each such corporations described in clauses
(i) and (ii) above, (A) the jurisdiction of incorporation and (B) the capitalization thereof and the percentage of each class of capital stock (including any rights, options or warrants outstanding or other agreements to acquire shares of capital stock) and issuance of outstanding debt owned by the Company or any of it Subsidiaries and by any other Person.

          (b) Except as set forth in Section 4.7(b) of the Company Disclosure Schedule, each Subsidiary of the Company listed in Section 4.7(a) of the Company Disclosure Schedule has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own and lease its properties and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization, except where the failure to be so qualified would not reasonably be expected to have a Company Material Adverse Effect. All of the issued and outstanding equity or other participating interests of each Subsidiary have been duly authorized and validly

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     issued, are fully paid and nonassessable, and, to the extent owned by the
     Company as indicated in Section 4.7 of the Company Disclosure Schedule, are owned free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or equity, except as set forth in Section 4.7 of the Company Disclosure Schedule.

          (c) As of the date hereof, excluding assets acquired as a result of loan foreclosures and receivables on assets acquired as a result of loan foreclosures and except as listed in Section 4.7 or Section 4.17 of the Company Disclosure Schedule, the Company has not made any investments in, and does not own any securities of or other interests in, any other Person.

     SECTION 4.8 CORPORATE RECORDS. The Company has heretofore delivered to Parent true and complete copies of the minute books of the Company and each of its Subsidiaries for the five years prior to the date hereof through and including the date hereof, all as in effect on the date hereof. The minute books of the Company and its Subsidiaries reflect all actions taken at all meetings and consents in lieu of meetings of stockholders, and all actions taken at all meetings and consents in lieu of meetings of the Company's or each of its Subsidiaries' Board of Directors and all committees thereof.

     SECTION 4.9 INFORMATION IN DISCLOSURE DOCUMENTS. None of the information with respect to the Company and its Subsidiaries to be included in (i) the joint prospectus/proxy statement of the Company and Parent (the "Proxy Statement") required to be mailed to the stockholders of the Company in connection with the Merger and (ii) the Registration Statement to be filed with the Commission by Parent on Form N-14 under the Securities Act for the purpose of registering the shares of Parent Common Stock to be issued in the Merger (the "Registration Statement") will, in the case of the Proxy Statement or any amendments or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Company Meeting, or, in the case of the Registration Statement, at the time it becomes effective and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this provision shall not apply to statements or omissions in the Registration Statement or Proxy Statement based upon information furnished by Parent for use therein. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation or warranty made by the Company contained in this Agreement and no statement contained in any certificate delivered pursuant to Article VII or any exhibit to this Agreement and the Company Disclosure Schedule, as the same may be amended pursuant to the provisions hereof, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     SECTION 4.10 SEC DOCUMENTS; FINANCIAL STATEMENTS. (a) The Company and its Subsidiaries have to the Company's Knowledge filed and will file with the SEC all forms, reports, schedules, statements, exhibits and other documents (collectively, the "Company SEC Documents") required to be filed on or before the date hereof or the Closing Date, respectively, by it under the Securities Act or the Exchange Act. The Company has furnished or made available to Parent true and correct copies of all Company SEC Documents filed by the Company and its Subsidiaries since July 1, 1998 and will promptly furnish to Parent any other Company SEC Document filed by or on behalf of the Company with the SEC from the date hereof to the Closing Date. At the time filed, the Company SEC Documents filed by the Company and its Subsidiaries since July 1, 1998 (i) did not contain any untrue statement of a

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

material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act or Exchange Act, as the case may be.

          (b) The audited consolidated financial statements of the Company and its Subsidiaries for the three years ended June 30, 2000, together with the reports and opinions thereon of Richard A. Eisner & Company LLP (the "Company Audited Financial Statements"), which are included in the Company SEC Documents and have previously been delivered to Parent and the unaudited consolidated financial statements of the Company and its Subsidiaries for the three months ended September 30, 2000 (the "Company Interim Financial Statements"), which will be included in the Company SEC Documents and will be delivered to Parent as soon as they are filed, are collectively referred to herein as the "Company Financial Statements". The Company Financial Statements comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; and fairly present, in all material respects, on a consolidated basis, the financial position of the Company at, and the results of its operations for, each of the periods then ended and were prepared in conformity with GAAP applied on a consistent basis, except as otherwise disclosed therein and, subject, in the case of the Company Interim Financial Statements, to normal recurring year-end adjustments, the absence of footnote disclosures, and any other adjustments described therein.

     SECTION 4.11 LIABILITIES. To the Company's Knowledge, the Company and its Subsidiaries do not have any direct or indirect liability, contingent or otherwise, that is required by GAAP to be reflected or reserved for on the financial statements of the Company (collectively, the "Liabilities"), that was not adequately reflected or reserved against on the Company Audited Financial Statements for the 12-month period ended June 30, 2000 or on the Company Interim Financial Statements for the three-month period ended September 30, 2000, other than (i) liabilities set forth in Section 4.11 of the Company Disclosure Schedule, (ii) liabilities incurred in the ordinary course of business since June 30, 2000 consistent with past practices, or (iii) liabilities permitted by this Agreement to be incurred in connection with the transactions contemplated by this Agreement.

     SECTION 4.12 NO COMPANY MATERIAL ADVERSE EFFECT.  Except as disclosed in
Section 4.12 of the Company Disclosure Schedule, since July 1, 2000, there has not been any change, event, occurrence or state of facts that has caused, or would reasonably be expected to cause, a Company Material Adverse Effect.

     SECTION 4.13 COMPLIANCE WITH LAWS. To the Company's Knowledge, except as disclosed in Section 4.13 of the Company Disclosure Schedule, neither the Company nor its Subsidiaries are in violation in any material respect of any applicable order, judgment, injunction, award or decree, law, ordinance or regulation or any other requirement of any Governmental Entity applicable to the Company or any of its businesses. Neither the Company or its Subsidiaries received notice that any such material violation has been alleged or is being investigated. This Section 4.13 shall not apply to Taxes.

     SECTION 4.14 PERMITS.  To the Company's Knowledge, except as set forth in
Section 4.14 of the Company Disclosure Schedule, (i) the Company and its Subsidiaries have obtained all Permits that are necessary for the ownership and conduct of their respective businesses as presently conducted or currently proposed to be conducted, other than any Permits, the absence of which would not, individually or in the aggregate, have a Company Material

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Adverse Effect; (ii) to the Company's Knowledge, such Permits are in full force and effect and are sufficient for the ownership and conduct of such businesses as presently conducted or currently proposed to be conducted; no violations exist or have been recorded in respect of any material Permit; and (iii) no proceeding is pending or, to the Knowledge of the Company or its Subsidiaries, threatened, that would suspend, revoke or limit any material Permit.

     SECTION 4.15 ACTIONS AND PROCEEDINGS. Except as disclosed in Section 4.15 of the Company Disclosure Schedule or the Company SEC Documents, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving the Company, any of its Subsidiaries or any of its or their directors, officers or employees (in their capacities as such). Except as disclosed in Section 4.15 of the Company Disclosure Schedule or the Company SEC Documents, as of the date of this Agreement there is no claim, action, suit, litigation, legal, administrative or arbitration proceeding, whether formal or informal (including, without limitation, any claim or notice of intent to institute any matter) (a "Proceeding"), which is pending or, to the Company's Knowledge, threatened against or involving the Company, any of its Subsidiaries or any of its or their directors, officers or employees (in their capacities as such) or properties, capital stock or assets.

     SECTION 4.16 CONTRACTS AND OTHER AGREEMENTS. (a) Other than (1) contracts and other agreements disclosed in Section 4.16 of the Company Disclosure Schedule or (2) contracts between the Company and its direct or indirect wholly owned Subsidiaries or between the Company's direct or indirect wholly owned Subsidiaries, none of the Company or any of its Subsidiaries is a party to or bound by any:

     (i) contracts and other agreements with, or loans to, any current or former officer, director, employee, consultant, agent or other representative of the Company or its Subsidiaries, or any current stockholder of the Company, or any affiliate (excluding the Company and its Subsidiaries) or Family Member of the foregoing persons, other than pursuant to Plans described in Section 4.23 of the Company Disclosure Schedule;

     (ii) contracts and other agreements with any labor union or association representing any employee;

     (iii) contracts and other agreements for the purchase or sale of equipment or services, which involve the receipt or payment by the Company or its Subsidiaries of an amount in excess of $20,000 per month (in the aggregate in the case of any related series of contracts and other agreements);

     (iv) contracts and other agreements for the sale of any of the assets or properties of the Company or its Subsidiaries or for the grant to any person of any preferential rights to purchase any of the assets or properties of the Company or its Subsidiaries, which involve the receipt or payment by the Company or its Subsidiaries of an amount in excess of $20,000 (in the aggregate in the case of any related series of contracts and other agreements);

     (v) contracts and other agreements calling for an aggregate purchase price or payments in any one year of more than $100,000 payable by the Company or its Subsidiaries in any one case (in the aggregate in the case of any related series of contracts and other agreements);

     (vi) contracts and other agreements, whether or not currently in effect, relating to the acquisition by the Company or its Subsidiaries of any business of, or the

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            disposition of any business involving the Company or its
            Subsidiaries to, any other person;

     (vii) contracts relating to the disposition or acquisition of any investment or of any interest in any person, which involved the receipt or payment by the Company or its Subsidiaries of an amount in excess of $20,000 (in the aggregate in the case of any related series of contracts and other agreements);

     (viii) joint venture and similar agreements which would involve the receipt or payment by the Company or its Subsidiaries of an amount in excess of $50,000 (in the aggregate in the case of any related series of contracts or other agreements);

     (ix) contracts and other agreements, whether or not currently in effect, under which the Company or its Subsidiaries agreed to indemnify any party or to share tax liability of any party, which could involve the payment by the Company or its Subsidiaries of an amount in excess of $20,000 (in the aggregate in the case of any related series of contracts or other agreements);

     (x) contracts and other agreements containing covenants of the Company or its Subsidiaries, or, to the Company's Knowledge, its officers, directors or employees, not to compete in or solicit employees in any line of business or with any person in any geographical area or covenants of any other person not to compete with or solicit employees from the Company in any line of business or in any geographical area;

     (xi) contracts and other agreements relating to any loan or other extension of credit by the Company or its Subsidiaries to a stockholder, officer or director of the Company or its Subsidiaries or from a stockholder of the Company to the Company;

     (xii) contracts and other agreements relating to the borrowing of money by, or indebtedness of, the Company or its Subsidiaries or the direct or indirect guaranty by the Company or its Subsidiaries of any obligation or indebtedness of any other person or Governmental Entity (other than any accounts receivable or accounts payable of the Company or its Subsidiaries), including, without limitation, any (a) agreement or arrangement relating to the maintenance of compensating balances, (b) agreement or arrangement with respect to lines of credit, (c) agreement to advance or supply funds to any other person other than in the ordinary course of business, (d) agreement to pay for property, products or services of any other person even if such property, products or services are not conveyed, delivered or rendered, (e) keep-well, make-whole or maintenance of working capital or earnings or similar agreement, and (f) guaranty with respect to any lease or other similar periodic payments to be made by any such person;

     (xiii) contracts and other agreements relating to the provision by or to the Company or its Subsidiaries of third party management or administration services, which involve the receipt or payment by the Company or its Subsidiaries of an amount in excess of $50,000 (in the aggregate in the case of any related series of contracts and other agreements);

     (xiv) each lease of personal property which requires annual lease payments in excess of $50,000 and each Lease;

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     (xv)   contracts and other agreements pursuant to which the Company or any of its Subsidiaries obtains or grants insurance or reinsurance;

     (xvi) contracts and other agreements between the Company or its Subsidiaries and any Governmental Entity;

     (xvii) contracts and other agreements which require payments generated by a change in control of the Company; and

     (xviii) contracts and other agreements, whether or not currently in effect, relating to disposal of any controlled or hazardous substance or waste.

          (b) Each such contract and other agreement is valid, in full force and effect and binding upon the Company and its Subsidiaries, except for failures to be in full force and effect that would not, individually or in the aggregate, have a Company Material Adverse Effect and, to the Company's Knowledge, the other parties thereto in accordance with its terms, and neither the Company nor any of its Subsidiaries is in default under any of them, except for defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect, and the Company has no Knowledge of any threat of cancellation or termination thereunder, nor will the consummation of the transactions contemplated by this Agreement result in a default under any such contract or other agreement or the right to terminate such contract or other agreement, except for cancellations, terminations, defaults, or rights to terminate that would not, individually or in the aggregate, have a Company Material Adverse Effect. No Permits or other documents or agreements with, or issued by or filed with, any person, have been granted to any other person that provide the right to use any real or tangible personal property comprising any portion of the assets of the Company except for grants that would not, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract, commitment, arrangement or agreement which would, following the Closing, restrain or restrict Parent or any affiliate of Parent, from operating the business of the Company in the manner in which it is currently operated, except for contracts, commitments, arrangements or agreement that would not individually or in the aggregate, have a Company Material Adverse Effect.

     SECTION 4.17 LOAN PORTFOLIOS. The Company's and its Subsidiaries' outstanding loan portfolios were originated or acquired in the ordinary course of business, and a true and complete list of such portfolios, as of the date hereof, with information included thereon as to the principal terms of, interest rate, and maturity date thereof, as of such date, is listed in Section 4.17 of the Company Disclosure Schedule, provided that such Section shall not include loans that are written off. Except as disclosed in Section 4.17 of the Company Disclosure Schedule, to the Company's Knowledge, as of September 30, 2000, none of the loans included in such portfolios is in default in the payment of principal or interest or materially impaired. All loans included in such portfolio comply with all laws and regulations of each of the states to which the Company is subject thereto except for noncompliances that would not, individually or in the aggregate, have a Company Material Adverse Effect.

     SECTION 4.18 REAL PROPERTY. (a) Section 4.18 of the Company Disclosure Schedule sets forth (i) a list and summary description of all leases, subleases, licenses, occupancy agreements or other agreements, written and oral, together with any amendments or modifications thereto (each a "Lease" and collectively, the "Leases") with respect to (A) all real property leased by the Company or its Subsidiaries (whether as lessor or lessee and including those in the names of nominees or other entities) and used or occupied in connection with the business of the

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Company or its Subsidiaries (the "Leased Real Property") and (B) all real property leased or subleased by the Company or its Subsidiaries, as lessor or sublessor, to third parties (such Section 4.18 of the Company Disclosure Schedule to include the date of each Lease, the address of the respective Leased Real Property, the amount of square feet of such Leased Real Property, the Lease term commencement date, the Lease term expiration date, any renewal options and any early termination provisions in each case with respect to each portion of the Leased Real Property); and (ii) a list and summary description of all real property owned by the Company or its Subsidiaries (the "Owned Real Property").

          (b) Each Lease is, with respect to the Company and its Subsidiaries, in full force and effect, and to the Company's Knowledge, is in full force and effect with respect to each other party thereto except for failures to be in full force and effect that would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company and each of its Subsidiaries have performed all obligations required to be performed by it to date under, and is not in default in respect of, any Lease, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default by the Company or its Subsidiaries, except for defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect. To the Knowledge of the Company, there is no default asserted thereunder by any other party thereto, except for defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect. All material rentals and other payments due under each such Lease have been duly paid.

          (c) The Company's or its Subsidiaries', as the case may be, title to the Owned Real Property and improvements thereon is as set forth on Section 4.18(c) of the Company Disclosure Schedule, subject only to the title exceptions specified therein. None of the Owned Real Property is subject to any right or option of any other person, to purchase or otherwise obtain title to such property. No person other than the Company or its Subsidiaries, as the case may be, has any right to use, occupy or lease all or any portion of the Owned Real Property except for rights that would not, individually or in the aggregate, result in a Company Material Adverse Effect.

          (d) The Company has not received any notice of any violation of any applicable building, zoning, land use or other similar statutes, laws, ordinances, regulations, permits or other requirements (including, without limitation, the Americans with Disabilities Act) in respect of the Leased Real Properties, which has not been heretofore remedied, and there does not exist any such violations which, individually or in the aggregate, could have a Company Material Adverse Effect. The Company has not received any notice that any operations on or uses of the Leased Real Properties constitute non-conforming uses under any applicable building, zoning, land use or other similar statutes, laws, ordinances, regulations, permits or other requirements which would result, individually or in the aggregate, in a Company Material Adverse Effect. The Company has no Knowledge of nor has received any notice (other than published notice not actually received) of any pending or contemplated rezoning proceeding affecting the Leased Real Properties which would, individually or in the aggregate, result in a Company Material Adverse Effect.

          (e) Neither the Company nor any of its Subsidiaries has received notice from any insurance carrier regarding defects or inadequacies in the Leased Real Properties, which, if not corrected, would result in termination of the Company's or its Subsidiaries' insurance coverage therefor or an increase in the cost thereof which defects, inadequacies or terminations would result, individually or in the aggregate, in a Company Material Adverse Effect.

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          (f) To the Knowledge of the Company, there is no pending or threatened: (i) condemnation of any part of the Leased Real Properties by any Governmental Entity; (ii) special assessment against any part of the Leased Real Properties; or (iii) litigation against the Company or any of its Subsidiaries for breach of any restrictive covenant affecting any part of the Leased Real Properties which in the case of each of clauses (i),
     (ii) and (iii) would result, individually or in the aggregate, in a Company Material Adverse Effect.

          (g) The improvements at the Leased Real Properties are in good condition and repair, ordinary wear and tear excepted, and have not suffered any casualty or other damage which has not been repaired which would result, individually or in the aggregate, in a Company Material Adverse Effect.

          (h) Neither the Company nor any of its Subsidiaries own any real property other than foreclosed real property as set forth in Schedule 4.18 of the Company Disclosure Schedule.

     SECTION 4.19 INTELLECTUAL PROPERTY. (a) The Company and its Subsidiaries own or otherwise possess all rights as are necessary to use, all patents (and applications therefor), patent rights and disclosures, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, registered copyrights (and applications therefore), process know-how, inventions, discoveries, systems, scientific, technical, engineering and marketing data, technology, trade secrets software programs and codes (both source and object), formulae and techniques used in or necessary for the conduct of its business and other proprietary information except as would not, individually or in the aggregate, have a Company Material Adverse Effect (collectively, the "Intellectual Property Rights"). Section 4.19 of the Company Disclosure Schedule sets forth a true and complete list of the Company's and its Subsidiaries' material Intellectual Property Rights.

          (b) To the Company's Knowledge, neither the Company or any of its Subsidiaries has received notice or otherwise has reason to know of any conflict or alleged conflict with the rights of others pertaining to the Intellectual Property Rights. To the Company's Knowledge, the businesses of the Company and its Subsidiaries, as presently conducted, do not infringe upon or violate any intellectual property rights of others. The Company and its Subsidiaries have the unrestricted right to use, free and clear of any rights or claims of others, all trade secrets, processes, customer lists and other rights incident to its businesses as now conducted other than restrictions that would not, individually or in the aggregate, have a Company Material Adverse Effect.

          (c) Neither the Company nor any of its Subsidiaries is currently obligated or under any existing liability to make royalty or other payments to any owner of, licensor of, or other claimant to, any patent, trademark, service names, trade names, copyrights, or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise except for obligations or liabilities that would not, individually or in the aggregate, have a Company Material Adverse Effect. To the Company's Knowledge, no employee of the Company or its Subsidiaries has violated any employment agreement or proprietary information agreement which he had with a previous employer or any patent policy of such employer, or is a party to or threatened by any litigation concerning any patents, trademarks, trade secrets, service names, trade names, copyrights, licenses and the like except for violations that would not result in a Company Material Adverse Effect.

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     SECTION 4.20 RECEIVABLES.  All accounts receivable and vendor receivables which exceed $200,000 for a single receivable reflected in the Company Interim Financial Statements, and all accounts receivable and vendor receivables which exceed $200,000 for a single receivable arising subsequent to September 30, 2000, represent bona fide transactions that have arisen in the ordinary course of business and are valid and existing.

     SECTION 4.21 BANKING. Section 4.21 of the Company Disclosure Schedule contains a complete list of all of the bank accounts and lines of credit owned or used by the Company and its Subsidiaries, and the names of all persons with authority to withdraw funds from, or execute drafts or checks on, each such account.

     SECTION 4.22 LIENS. Except as set forth in Section 4.22 of the Company Disclosure Schedule, the Company and its Subsidiaries have good title to all of its respective assets and properties, in each case free and clear of any lien or other encumbrance, except for (i) liens or other encumbrances securing taxes, assessments, governmental charges or levies, or the claims of materialmen, carriers, landlords and like persons, all of which are not yet delinquent or which are being contested in good faith or (ii) liens or other encumbrances of a character that do not materially detract from the value of the property subject thereto or impair the use of or the access to the property subject thereto, or impair the operation of the Company or its Subsidiaries or detract from its business.

     SECTION 4.23 EMPLOYEE BENEFIT PLANS. (a) Section 4.23(a) of the Company Disclosure Schedule sets forth all "employee benefit plans", as defined in
Section 3(3) of ERISA, and all severance pay, sick leave, vacation pay, disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursement plans or agreements, maintained by the Company or to which the Company has any liability (contingent or otherwise) thereunder for current or former employees of the Company. Each of the employee benefit plans, practices and arrangements set forth in Section 4.23 of the Company Disclosure Schedule shall hereafter be referred to as a "Plan" (or "Plans" as the context may require).

          (b) None of the Plans is a "multiemployer plan," as defined in Section 3(37) of ERISA or a "defined benefit plan," as defined in Section 3(35) of ERISA.

          (c) Each of the Plans that is intended to qualify under Section 401(a) of the Code, and the trusts maintained pursuant thereto, has been determined to be exempt from federal income taxation under Section 501 of the Code by the IRS (or remain within the remedial amendment period for obtaining an initial determination of exemption from tax), and nothing has occurred with respect to the operation of any such Plan which could cause the loss of such qualification or exemption and thereby result in a Company Material Adverse Effect.

          (d) All contributions (including all employer contributions and employee salary reduction contributions) required to have been made under the Plans or by law to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof (including any valid extensions), except for any failure to contribute that would not, individually or in the aggregate, have a Company Material Adverse Effect.

          (e) Intentionally Omitted.

          (f) True, correct and complete copies of the following documents, with respect to each of the Plans, have been delivered to Parent by the Company:
     (i) the most recent plan document and related trust documents, and amendments thereto; (ii) the most recent IRS

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     Forms 5500; (iii) the last IRS determination letter; and (iv) the most recent summary plan descriptions.

          (g) To the Company's Knowledge, there are no pending actions, claims or lawsuits which have been asserted or instituted against the Plans, the assets of any of the trusts under such plans or the plan sponsor or the plan administrator, or against any fiduciary of the Plans with respect to the operation of such Plans (other than routine benefit claims or actions seeking qualified domestic relations orders), nor does the Company have Knowledge of any threatened claim or lawsuit.

          (h) To the Company's Knowledge, the Plans have in all material respects been maintained in accordance with their terms and with all provisions of ERISA and the Code (including applicable regulations thereunder) and other applicable federal and state laws and regulations, and the Company has not engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or 4975 of the Code that would result in liability to the Company or Parent. To the Company's Knowledge, no fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Plan.

          (i) None of the Plans provide retiree life or retiree health benefits coverage except as may be required under applicable state law, Section 4980B of the Code or Section 601 of ERISA or at the expense of the participant or the participant's beneficiary or death benefits under the Company's retirement plan.

          (j) Except pursuant to the Employment Agreements or pursuant to
     Section 6.18 and except as disclosed in Section 4.23(i) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee (current, former or retired) of the Company, (ii) increase any benefits otherwise payable under any Plan or (iii) result in the acceleration of the time of payment or vesting of any benefits under any Plan.

     SECTION 4.24 EMPLOYEE RELATIONS. (a) The Company and its Subsidiaries are in compliance with all laws regarding employment, wages, hours, equal opportunity and collective bargaining, except for non-compliances that would not, individually or in the aggregate, have a Company Material Adverse Effect. To the Company's Knowledge, (i) neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice or discriminatory employment practice,
(ii) no complaint of any such practice against the Company or its Subsidiaries has been filed or threatened to be filed with or by the National Labor Relations Board, the Equal Employment Opportunity Commission or any other administrative agency, federal or state, that regulates labor or employment practices, and
(iii) no grievance has been filed or, threatened to be filed, against the Company or its Subsidiaries by any employee pursuant to any collective bargaining or other employment agreement to which the Company is a party or is bound. The Company and its Subsidiaries are in compliance with all applicable foreign, federal, state and local laws and regulations regarding occupational safety and health standards, except for non-compliances that would not, individually or in the aggregate, have a Company Material Adverse Effect, and has received no complaints from any foreign, federal, state or local agency or regulatory body alleging violations of any such laws and regulations.

          (b) Except as set forth in Section 4.24(b) of the Company Disclosure Schedule, the employment of all persons employed by the Company and its Subsidiaries is terminable at will. To the Company's Knowledge, all employees of the Company and its Subsidiaries are

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

     either United States citizens or resident aliens specifically authorized to engage in employment in the United States in accordance with all applicable laws.

     SECTION 4.25 INSURANCE. Section 4.25 of the Company Disclosure Schedule sets forth a list of all policies or binders of errors and omissions, fire, liability, product liability, workmen's compensation, vehicular and other insurance (excluding Plans) held by or on behalf of the Company or its Subsidiaries (collectively, the "Insurance Policies"). Such Insurance Policies are in full force and effect. In addition, Section 4.25 of the Company Disclosure Schedule sets forth in respect of the Insurance Policies (i) a description of occurrences reported involving amounts in excess of $10,000 and
(ii) the aggregate amount paid out under each such policy during the period from July 1, 1999 through the date hereof. There have been no disputes regarding denial or nonpayment of claims under any Insurance Policy since July 1, 1999, other than routine disputes under Insurance Policy coverage provided under the Plans.

     SECTION 4.26 OFFICERS, DIRECTORS, EMPLOYEES, CONSULTANTS. Section 4.26 of the Company Disclosure Schedule sets forth (i) the name of each officer and director of the Company or its Subsidiaries and the amount of compensation paid during fiscal 2000 and the amount reasonably expected to be paid during fiscal 2001, (ii) the name of each other employee or class of employees of the Company or its Subsidiaries who either (x) received compensation in fiscal 2000 in excess of $100,000 or (y) is anticipated to receive, based on current compensation levels, compensation in fiscal 2001 in excess of $100,000, indicating the amount of such compensation for such persons for fiscal 2000 and fiscal 2001; and (iii) a list of all employees employed by the Company at September 30, 2000. Except as disclosed in Section 4.26 of the Company Disclosure Schedule, the Company or any of its Subsidiaries does not employ any individual as a consultant, whose employment cannot be terminated on not less than 30 days' notice without penalty.

     SECTION 4.27 TRANSACTIONS WITH DIRECTORS, OFFICERS AND AFFILIATES. Except as disclosed in Section 4.27 of the Company Disclosure Schedule or in the Company SEC Documents, since July 1, 1999, there have been no transactions between the Company and any director, officer, employee, stockholder or other affiliate of the Company or loans, guarantees or pledges to, by or for the Company from, to, by or for any of such persons. Since July 1, 1999, other than as disclosed in the Company SEC Documents or in Section 4.27 of the Company Disclosure Schedule, none of the officers, directors or employees of the Company, or any spouse or relative of any of such persons, has been a director or officer of, or has had any direct or indirect interest in, any person or business enterprise which during such period has been a supplier, customer or sales agent of the Company or has competed with or been engaged in any business of the kind being conducted by the Company.

     SECTION 4.28 OPERATIONS OF THE COMPANY.  Except as disclosed in Section
4.16 or 4.28 of the Company Disclosure Schedule and except as may result from the transactions contemplated by this Agreement, since July 1, 2000, the Company has not:

     (i) amended its certificate of incorporation or by-laws or merged with or into or consolidated with any other Person, subdivided or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner the rights of its outstanding capital stock or the character of its business;

     (ii) (A) issued or sold or purchased, or issued options or rights to subscribe to, or entered into any contracts or commitments to issue or sell or purchase, any shares of its capital stock or any of its bonds, notes, debentures or other evidences of indebtedness or (B) modified the terms of its options, rights or any contracts or

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            commitments to issue or sell or purchase any shares of its capital stock or any of its bonds, notes, debentures or other evidences of indebtedness;

     (iii) entered into or amended any agreement with any labor union or association representing any employee, or, except for Plans referred to in Section 4.23 of the Company Disclosure Schedule, made any wage or salary increase or bonus, or increase in any other direct or indirect compensation, for or to any of its officers, directors, employees, individuals who are consultants, agents or other representatives in each case in excess of $10,000 for any such individual, or commitment or agreement to make or pay the same;

     (iv) except in the ordinary course of business consistent with past practice, declared or made any Distributions to any stockholder or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock;

     (v) made any change in its accounting methods or practices or made any change in depreciation or amortization policies, except as required by law or GAAP;

     (vi) made any loan or advance to its stockholders or to any of the directors, officers or employees of the Company, consultants, agents or other representatives, or otherwise than in the ordinary course of business made any other loan or advance;

     (vii) except in the ordinary course of business consistent with past practice, (A) entered into any Lease; (B) sold, abandoned or made any other disposition of any of its assets or properties; (C) granted or suffered any lien or other encumbrance on any of its assets or properties; (D) entered into or amended any contract or other agreement to which it is a party, or by or to which it or its assets or properties are bound or subject which if existing on the date hereof would need to be disclosed in Section 4.16 of the Company Disclosure Schedule;

     (viii) made or entered into any agreement to make any acquisition of all or a substantial part of the assets, properties, securities or business of any other person;

     (ix) paid, directly or indirectly, any of its Liabilities before the same became due in accordance with its terms or otherwise than in the ordinary course of business;

     (x) terminated or failed to renew, or received any written threat (that was not subsequently withdrawn) to terminate or fail to renew, any contract or other agreement that is or was material to the assets, liabilities, properties, business, operations, condition (financial or otherwise), operations or prospects of the Company;

     (xi) made any revaluation of any assets or write-down of the value of any loans or receivables of the Company in excess of $50,000;

     (xii) except in the ordinary course of business consistent with past practice, accelerated the collection, or sale to third parties, of any receivables of the Company, or delayed the payment of any payables of the Company;

     (xiii) entered into any other contract or other agreement or other transaction that obligates the Company to pay an amount in excess of $50,000, which contract is not terminable by the Company upon not more than 30 days' notice; or

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     (xiv)  suffered any damage, destruction or loss, whether covered by insurance or not, which has had or could have a Company Material Adverse Effect.

     SECTION 4.29 BROKERAGE. Except for Josephthal & Co., Inc., no broker, agent or finder has acted, directly or indirectly, for the Company or, to the Knowledge of the Company, any of the Company stockholders, nor has the Company or, to the Knowledge of the Company, any of the Company stockholders, incurred any obligation to pay any brokerage fee, agent's commission or finder's fee or other commission in connection with the transactions contemplated by this Agreement. The Company has furnished to Parent a copy of any engagement letter relating to such broker, agent or finder.

     SECTION 4.30 TAXES. (a) The Company and, as applicable, each of its Subsidiaries (i) have duly and timely filed (or there have been filed on their behalf) all material Tax Returns required to be filed (after taking into account all available extensions), (ii) have timely paid or adequately provided for in accordance with GAAP all Taxes due in respect of the periods covered by such Tax Returns, and (iii) have withheld and, if due, paid all Taxes required to have been withheld and, if due, paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, except, in each case, where the failure so to file, pay or provide, or withhold and pay would not, individually or in the aggregate, have a Company Material Adverse Effect.

          (b) Except as set forth in Section 4.30 of the Company Disclosure Schedule, as of the date of this Agreement (i) no material claim for assessment or collection of Taxes is presently being asserted against the Company or its Subsidiaries, (ii) neither the Company nor any of its Subsidiaries is a party to any pending action, proceeding, or investigation by any governmental taxing authority relating to a material Tax, and (iii) the Company does not have Knowledge of any such threatened action, proceeding or investigation.

          (c) Except as set forth in Section 4.30 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is, or has ever been, a party to or bound by any tax indemnity agreement, tax sharing agreement, tax allocation agreement or similar allocation agreement or similar contract or arrangement.

          (d) Except as set forth in Section 4.30 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has requested any extension of time within which to file any income Tax Return which return has not since been filed, nor has the Company or any of its Subsidiaries waived the running of any statute of limitations with respect to any income Taxes.

          (e) Except as set forth in Section 4.30(e) of the Company Disclosure Schedule, the Company has delivered to Parent true and correct copies of all filed income Tax Returns (including information returns and Forms 1120) of the Company and its Subsidiaries which refer to any period of time from January 1, 1995 through the date of this Agreement or to any event which occurred during that period of time. Neither the Company nor any of its Subsidiaries has filed an election under Section 341(f) of the Code that is applicable to the Company, any of its Subsidiaries or any asset held by the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has agreed, or is required, to make any adjustment under
     Section 481(a) of the Code by reason of a change in accounting method or otherwise. Neither the Company nor any of its Subsidiaries is subject to or a member of any joint venture, partnership or other arrangement or contract which is treated as a partnership for federal income tax purposes. The Company has not been a United States real property holding corporation within the meaning of

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     Section 897(c)(2) of the Code during the applicable period specified in
     Section 897(c)(1)(A)(ii) of the Code.

          (f) Section 4.30 of the Company Disclosure Schedule lists each state in which the Company and its Subsidiaries are required to file Tax Returns. No written claim has been made after January 1, 1995 by any authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

     SECTION 4.31 ENVIRONMENTAL LAWS. Except as disclosed in the Company SEC Documents or as set forth in Section 4.31 of the Company Disclosure Schedule:

          (a) The Company and its Subsidiaries (i) are in compliance in all material respects with all Environmental Laws; (ii) have obtained and currently maintain in full force and effect all Environmental Permits, the failure to obtain or maintain would, individually or in the aggregate, have a Company Material Adverse Effect; and (iii) are in compliance with all terms and conditions of such Environmental Permits except for noncompliances that would not, individually or in the aggregate, have a Company Material Adverse Effect.

          (b) To the Company's Knowledge, no event has occurred which, upon the passage of time, the giving of notice, or failure to act would reasonably be expected to give rise to material liability to the Company or any of its Subsidiaries under any Environmental Law.

          (c) To the Company's Knowledge, no Hazardous Material has been released, spilled, discharged, dumped, disposed of, or otherwise come to be located in, at or beneath any of the Owned Real Property or the Leased Real Property or any properties or assets formerly owned, operated or otherwise controlled by the Company or its Subsidiaries and used in the conduct of the Company's and its Subsidiaries' businesses (i) in material violation of any Environmental Law, or (ii) in such manner as would reasonably be expected to cause a material environmental liability of the Company or its Subsidiaries.

          (d) To the Company's Knowledge, there are no: (i) aboveground or underground storage tanks or surface impoundments containing Hazardous Materials; (ii) asbestos containing materials or (iii) PCBs or PCB-containing equipment, located within any portion of the Owned Real Property or the Leased Real Property, the presence which individually or in the aggregate could have a Company Material Adverse Effect.

          (e) To the Company's Knowledge, no liens have been placed upon any Owned Real Property or Leased Real Property in connection with any actual or alleged liability under any Environmental Law.

          (f) There is no pending or, to the Knowledge of the Company, threatened, material claim, litigation or administrative proceeding against the Company arising under any Environmental Law;

          (g) Neither the Company nor any of its Subsidiaries has received any notice, claim, demand, suit or request for information from any Governmental Entity or private entity with respect to any liability or alleged liability under any Environmental Law which is outstanding and if adversely decided could reasonably be expected to result in the Company incurring material liability under Environmental Laws, nor, to the Knowledge of the Company, has any other entity whose liability therefor, in whole or in part, may be attributed to the Company or any of its Subsidiaries, received such notice, claim, demand, suit or request for information. Neither the Company nor any of its Subsidiaries, nor, to the Company's Knowledge, any prior owner or operator of the Leased Real Property has

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     generated, disposed of, or arranged for the disposal of any Hazardous
     Material except in material compliance with Environmental Law.

          (h) Neither the Company nor any of its Subsidiaries has, and, to the Knowledge of the Company, no other entity whose liability therefor, in whole or in part, may be attributed to the Company or its Subsidiaries, disposed of any Hazardous Material at any location which is identified on the current or proposed (i) National Priorities List under 40 C.F.R. 300 Appendix B or (ii) CERCLIS, in each case except as would not, individually or in the aggregate, have a Company Material Adverse Effect.

          (i) The Company has made available to Parent all material environmental studies and reports pertaining to the Owned Real Property or the Leased Real Property, the operations conducted thereon that are in the Company's possession.

     SECTION 4.32 COMPANY ACTION. The Board of Directors of the Company (at a meeting duly called and held) has by the requisite vote of all directors present
(a) determined that the Merger is advisable and fair and in the best interests of the Company and its stockholders, (b) approved the Merger in accordance with the applicable provisions of the Delaware Corporation Law and (c) recommended the approval of this Agreement and the Merger by the holders of the Company Common Stock and directed that the Merger be submitted for consideration by the Company's stockholders at the Company Meeting.

     SECTION 4.33 OPINION OF FINANCIAL ADVISOR. The Board of Directors of the Company has received, on the date of this Agreement, the oral opinion of Ryan, Beck & Co., Inc., to be confirmed in writing, to the effect that, as of such date and subject to the assumptions and qualifications contained therein, the Exchange Ratio in the Merger is fair to the holders of the Company Common Stock from a financial point of view. A copy of the written opinion of Ryan, Beck & Co., Inc. will be delivered to Parent as soon as practicable after the date of this Agreement.

     SECTION 4.34 CANCELLATION OF CERTAIN AGREEMENTS.  Except as set forth in
Section 4.34 of the Company Disclosure Schedule, the Company has terminated each of the agreements referred to therein, without any payment of consideration in any form by the Company and without further obligation under such agreement or arising from such termination, provided that such termination may be contingent on the consummation of the Merger so long as the Company does not make any further payment of consideration in any form while this Agreement is in effect, and provided further that nothing in this Section 4.34 shall preclude the Company from paying any consideration under any such agreement to the extent earned prior to the date hereof in accordance with the terms of such agreement.

     SECTION 4.35 STATUS OF CERTAIN EMPLOYMENT AGREEMENTS. The Company has provided to Parent a true and correct copy of the employment agreement between the Company or one of its Subsidiaries, as applicable, and each person listed in
Section 4.35 of the Company Disclosure Schedule, and each such agreement is as of the date of this Agreement in full force and effect.

                                   ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

     Parent and Sub represent and warrant to the Company that, except as set forth in the disclosure schedule attached hereto (the "Parent Disclosure Schedule"), which Parent

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Disclosure Schedule and shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article V:

     SECTION 5.1 EXECUTION AND DELIVERY. Each of Parent and Sub has the corporate power and authority to enter into this Agreement and each other agreement, document or instrument contemplated hereby or to be delivered in connection herewith to which such person is a party (the "Parent Documents") and to carry out its respective obligations hereunder and thereunder. The execution, delivery and performance by Parent and Sub of this Agreement and the Parent Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Parent and Sub, as applicable (and, in the case of this Agreement, by the Board of Directors of Sub and by Parent as the sole stockholder of Sub). This Agreement constitutes the valid and binding obligation of Parent and Sub and the Parent Documents will constitute the valid and binding obligations of Parent and Sub, when executed by such person, in each case, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. No other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement or the Parent Documents and the transactions contemplated hereby and thereby.

     SECTION 5.2 CONSENTS AND APPROVALS. The execution and delivery by Parent and Sub of this Agreement and the Parent Documents to which such person is a party, the performance by Parent and Sub of their respective obligations hereunder and thereunder and the consummation by Parent and Sub of the transactions contemplated hereby and thereby do not require Parent or Sub to obtain any consent, approval or action of, or make any filing or registration with or give any notice to, any Governmental Entity, other than (i) in connection, or in compliance, with the provisions of the H-S-R Act, the Securities Act, the Exchange Act, the 1940 Act and the corporation, securities or blue sky laws or regulations of various states, all of which will be duly obtained or made, as the case may be, on or prior to the Closing, and will be in full force and effect on the Closing Date, (ii) the approval of the SBA, (iii) the filing of the Certificate of Merger with the Secretary of State of Delaware and (iv) as to which the failure to so obtain, file or register would not have a material adverse effect on the funding, management, business, properties, assets, condition (financial or otherwise), liabilities, or operations of Parent and its Subsidiaries, taken as a whole, or adversely affect the consummation of the transactions contemplated hereby in any material respect, but excluding therefrom any such change, effect, event, occurrence or state of facts resulting from or arising in connection with (A) changes or conditions generally affecting the industries in which Parent or its Subsidiaries operate, except to the extent the changes or conditions referred to in this Clause (A) affect the funding of the Parent and its Subsidiaries or (B) this Agreement, the transactions contemplated hereby or the announcement thereof (a "Parent Material Adverse Effect").

     SECTION 5.3 NO BREACH. Except for filings, notices, consents and approvals as may be required by Delaware Corporation Law, the Securities Act, the Exchange Act and the 1940 Act, the execution, delivery and performance by Parent and Sub of this Agreement and the Parent Documents to which either is a party and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof will not (i) violate any provision of the Certificate of Incorporation or By-Laws of Parent or Sub; (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate,

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or constitute (or with notice or lapse of time or both, constitute) a default under, any contract or other agreement or instrument to which Parent or any of its Subsidiaries is a party or by or to which the assets or properties of Parent or any of its Subsidiaries may be bound or subject; (iii) violate any order, judgment, injunction, award or decree of any Governmental Entity against, or binding upon, or any agreement with, or condition imposed by, any Governmental Entity, binding upon Parent or any of its Subsidiaries, or upon the securities, assets or business of Parent or any of its Subsidiaries; (iv) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to Parent or any of its Subsidiaries, or to the securities, assets or business of Parent or any of its Subsidiaries; (v) result in the creation or imposition of any lien or other encumbrance or the acceleration of any indebtedness or other obligation of Parent or any of its Subsidiaries; or
(vi) result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any Permit of Parent or any of its Subsidiaries; except in the case of (ii) through (vi) for violations, conflicts, breaches, defaults, modifications, impairments, liens or other encumbrances that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

     SECTION 5.4 SEC DOCUMENTS; FINANCIAL STATEMENTS. (a) Parent has filed to Parent's Knowledge, and will file with the SEC all forms, reports, schedules, statements, exhibits and other documents (collectively, the "Parent SEC Documents") required to be filed on or before the date hereof or the Closing Date, respectively, by it under the Securities Act or the Exchange Act. Parent has furnished or made available to the Company true and correct copies of all Parent SEC Documents filed by Parent since January 1, 1999 and will promptly furnish to the Company any other Parent SEC Document filed by or on behalf of Parent with the SEC from the date hereof to the Closing Date. At the time filed, the Parent SEC Documents filed by Parent since January 1, 1999 (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act or Exchange Act, as the case may be.

          (b) The audited consolidated financial statements of Parent for the period from January 1, 1999 to December 31, 1999, together with the report and opinion thereon of Arthur Andersen LLP which are included in the Parent SEC Documents and have previously been delivered to the Company and the unaudited consolidated financial statements of Parent as of and for the nine months ended September 30, 2000 (the "Parent Interim Financial Statements"), which will be included in the Parent SEC Documents and will be delivered to the Company as soon as they are filed, are collectively referred to herein as the "Parent Financial Statements". The Parent Financial Statements comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; and fairly present, in all material respects, on a consolidated basis, the financial position of Parent at, and the results of its operations for, each of the periods then ended and were prepared in conformity with GAAP applied on a consistent basis, except as otherwise disclosed therein and, subject, in the case of the Parent Interim Financial Statements, to normal recurring year-end adjustments, the absence of footnote disclosures, and any other adjustments described therein.

     SECTION 5.5 SHARES OF PARENT COMMON STOCK. The shares of Parent Common Stock will, when issued and delivered to the Company stockholders pursuant to
Section 3.1(a), be duly authorized, validly issued, fully paid, non-assessable, and free of all liens and other encumbrances of any kind or nature whatsoever.

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     SECTION 5.6 ORGANIZATION, STANDING AND AUTHORITY OF PARENT AND SUB. Each of
Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of Maryland (in the case of Parent) or Delaware (in the case of Sub), and has all requisite power and authority to own, lease and operate its assets, properties and businesses and to carry on its businesses as now being conducted or currently proposed to be conducted. Parent is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of such activities make such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a Parent Material Adverse Effect. Sub has not engaged in any business
(other than certain organizational matters) since the date of its incorporation. The copies of the Certificate of Incorporation and By-Laws of Parent and Sub included as part of Section 5.6 of the Parent Disclosure Schedule constitute accurate and complete copies of such organizational instruments and accurately reflect all amendments thereto through the date hereof.

     SECTION 5.7 CAPITALIZATION. (a) The authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock, par value $0.0001 per share. As of October 27, 2000, there were 81,014,451 shares of Parent Common Stock outstanding and there have been no material changes in such numbers through the date hereof. As of the date hereof, there are no bonds, debentures, notes or other indebtedness issued or outstanding having the right to vote on any matters on which Parent's stockholders may vote. All outstanding shares of Parent Common Stock are duly authorized and are validly issued, fully paid and nonassessable.

          (b) The authorized capital stock of Sub consists of 1,000 shares of Sub Common Stock, all of which are duly authorized, validly issued, fully paid and nonassessable.

     SECTION 5.8 BROKERAGE. Other than Jolson Merchant Partners, no broker, agent or finder has acted, directly or indirectly, for Parent or Sub, nor have Parent and Sub incurred any obligation to pay any brokerage fees, agent's commissions or finder's fee or commission in connection with the transactions contemplated by this Agreement.

     SECTION 5.9 INFORMATION IN DISCLOSURE DOCUMENTS. None of the information supplied by Parent or Sub for inclusion in the Registration Statement and the Proxy Statement will, in the case of the Proxy Statement or any amendments or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, or, in the case of the Registration Statement, at the time it becomes effective and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this provision shall not apply to statements or omissions in the Registration Statement or Proxy Statement based upon information furnished by the Company for use therein. The Registration Statement will comply as to form in all material respects with the provisions of the Securities Act, and the rules and regulations promulgated thereunder. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation or warranty made by Parent contained in this Agreement and no statement contained in any certificate delivered pursuant to Article VII or any exhibit to this Agreement and the Parent Disclosure Schedule, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

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

     SECTION 5.10 NO MATERIAL ADVERSE CHANGE. Since January 1, 2000, there has not been any change, event, occurrence or state of facts that has caused, or would reasonably be expected to cause, a Parent Material Adverse Effect.

     SECTION 5.11 SUB ACTION. The Board of Directors of Sub (at a meeting duly called and held) has by the requisite vote of all directors present approved the Merger in accordance with the provisions of Section 251 of the Delaware Corporation Law. The sole stockholder of Sub has taken all actions necessary to adopt the Merger.

     SECTION 5.12 OPTIONS AND OTHER STOCK RIGHTS. Except for options to purchase Parent Common Stock outstanding under Parent's Amended Stock Option Plan, as amended to date, there is no (i) outstanding option, warrant, call, unsatisfied preemptive right or other agreement of any kind to purchase or otherwise to receive from Parent any of the outstanding, authorized but unissued, unauthorized or treasury shares of Parent Common Stock, Parent Preferred Stock or any other security of the Parent, (ii) outstanding security of any kind convertible into any security of Parent, and (iii) outstanding contract or other agreement to purchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock, Parent Preferred Stock or any other security of Parent.

     SECTION 5.13 TAX INFORMATION IN DISCLOSURE DOCUMENTS. (a) Parent and, as applicable, each of its Subsidiaries (i) have duly and timely filed (or there have been filed on their behalf) all material Tax Returns required to be filed (after taking into account all available extensions), (ii) have timely paid or adequately provided for in accordance with GAAP all Taxes due in respect of the periods covered by such Tax Returns, and (iii) have withheld, and if due, paid all Taxes required to be withheld, and if due, paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, except, in each case, where the failure so to file, pay or provide, or withhold and pay would not, individually or in the aggregate, have a Parent Material Adverse Effect.

          (b) As of the date of this Agreement (i) no material claim for assessment or collection of Taxes is presently being asserted against the Parent or its Subsidiaries, (ii) neither the Parent nor any of its Subsidiaries is a party to any pending action, proceeding, or investigation by any governmental taxing authority relating to a material Tax, and (iii) the Parent does not have Knowledge of any such threatened action, proceeding or investigation.

     SECTION 5.14 LIABILITIES. To Parent's Knowledge, neither Parent nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise that is required by GAAP to be reflected or reserved for on the financial statements of the Parent, except (a) liabilities or obligations disclosed or reserved against in the unaudited consolidated interim financial statements of Parent as of and for the nine months ended September 30, 2000 included in Parent SEC Documents or disclosed in the footnotes thereto or in the footnotes to the audited consolidated financial statements of Parent as of and for the fiscal year ended December 31, 1999 included in Parent SEC Documents or otherwise disclosed in Parent's 1999 Form 10-K or in Parent's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, and (b) liabilities or obligations which do not, individually or in the aggregate, have a Parent Material Adverse Effect.

     SECTION 5.15 COMPLIANCE WITH LAWS. To Parent's Knowledge, Parent is not in violation of any applicable order, judgment, injunction, award or decree, law, ordinance or regulation or any other requirement of any Governmental Entity applicable to Parent or any of its

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

businesses; Parent has not received notice that any such material violation has been alleged or is being investigated.

     SECTION 5.16 PERMITS. To Parent's Knowledge, Parent has obtained all Permits that are necessary for the ownership and conduct of its businesses as presently conducted or currently proposed to be conducted, other than any Permits, the absence of which would not, individually or in the aggregate, have a Parent Material Adverse Effect; such Permits are in full force and effect and are sufficient for the ownership and conduct of such businesses as presently conducted or currently proposed to be conducted; to Parent's Knowledge, no violations exist or have been recorded in respect of any material Permit; and no proceeding is pending or, to the Knowledge of Parent, threatened, that would suspend, revoke or limit any Permit.

     SECTION 5.17 ACTIONS AND PROCEEDINGS. There are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving Parent or any of its directors, officers or employees (in their capacities as such). Except as disclosed in the Parent SEC Documents, as of the date of this Agreement there is no Proceeding which is pending or, to Parent's Knowledge, threatened against or involving Parent, any of its Subsidiaries, or any of their directors, officers or employees (in their capacities as such) or properties, capital stock or assets, except where the failure of any of the foregoing to be true does not individually or in the aggregate have a Parent Material Adverse Effect on Parent.

     SECTION 5.18 LOAN PORTFOLIO. Parent's loan portfolio was acquired in the ordinary course of business. All loans included in such portfolio comply with all laws and regulations of each of the states to which Parent is subject relating thereto except for noncompliances that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

     SECTION 5.19 NO PRIOR ACTIVITIES. Except for obligations incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby, Sub has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind or entered into any agreement or arrangement with any person.

                                   ARTICLE VI
                            COVENANTS AND AGREEMENTS

     Each of Parent, Sub and the Company (as applicable) covenant and agree as follows:

     SECTION 6.1 CONDUCT OF BUSINESS. (a) Prior to the Effective Time, except as set forth in Section 6.1 of the Company Disclosure Schedule or unless Parent shall otherwise agree in writing:

     (i) The Company shall and, shall cause its Subsidiaries to, carry on their respective business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, and shall use its reasonable efforts to preserve and cause its Subsidiaries to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their relationships with customers, suppliers and others having business dealings with them to the end that their goodwill and ongoing businesses shall be unimpaired at the Effective Time, except such impairment as would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company shall and shall cause its Subsidiaries to (i) maintain insurance coverages and their books, accounts and records in the usual

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

          manner consistent with prior practices; (ii) comply in all material respects with all laws, ordinances and regulations of Governmental Entities applicable to the Company and its Subsidiaries; (iii) maintain and keep their properties and equipment in good repair, working order and condition, ordinary wear and tear excepted; and (iv) perform in all material respects its obligations under all contracts and commitments to which it is a party or by which it is bound, in each case other than where the failure to so maintain, comply or perform, either individually or in the aggregate, would result in a Company Material Adverse Effect.

     (ii) The Company shall not and shall cause its Subsidiaries not to undertake any of the actions specified in Section 4.28; provided that this Section 6.1(a)(ii) shall not prohibit the Company or any of its Subsidiaries from (A) revaluing or writing down any loan or receivable as required by any Governmental Entity or in accordance with GAAP or
          (B) making or committing to make loans in the ordinary course of business consistent with past practice.

          (b) Neither Parent, Sub nor the Company shall take or cause to be taken any action or omit to take any action, whether before or after the Effective Time, and Parent and Sub have not taken any action or omitted to take any action, in each case which would disqualify the Merger as a "reorganization" within the meaning of Section 368(a) of the Code. The Company, on the one hand, and Parent and Sub, on the other hand, shall execute and deliver to legal counsel to the Company and Parent certificates substantially in the form of Exhibits 6.1(b)-1 and 6.1(b)-2, respectively, at such time or times as reasonably requested by such legal counsel in connection with the delivery of opinions in accordance with Sections 8.7 and 9.3 hereof, or as required in connection with any filings with the SEC, and the Company and Parent shall each provide a copy thereof to the other parties hereto. The parties agree to make such changes to the certificates as they reasonably agree are necessary in connection with the delivery of such opinions. Prior to the Effective Time, none of the Company, Parent or Sub shall take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action that would cause to be untrue) any of the representations in Exhibits 6.1(b)-1 or 6.1(b)-2.

          (c) Prior to the Effective Time, unless the Company shall otherwise consent in writing (which shall not be unreasonably withheld), Parent shall in all material respects carry on its respective businesses in the usual, regular and ordinary course, provided, that for purposes of this Section 6.1(c), "ordinary course" shall mean any activities or business related, directly or indirectly, to lending, financing, leasing and the like.

     SECTION 6.2 LITIGATION INVOLVING THE COMPANY. Prior to the Closing Date, the Company shall notify Parent of any actions or proceedings of the type required to be described in Sections 4.15, 4.30 or 4.31 that are threatened or commenced against the Company, any of its Subsidiaries, or against any officer or director, property or asset of the Company, or with respect to the Company's affairs, promptly upon the Company becoming aware thereof, and of any requests of the Company or, to the Knowledge of the Company, any Company stockholder, for additional information or documentary materials by any Governmental Entity in connection with the transactions contemplated hereby promptly upon the Company becoming aware thereof. As to compliance with such requests for such information, the Company shall consult with and obtain the consent of Parent, which consent shall not be withheld unreasonably; provided that such consent shall be unnecessary where such information is required by law to be provided.

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     SECTION 6.3 CONTINUED EFFECTIVENESS OF REPRESENTATIONS AND WARRANTIES OF
THE PARTIES. From the date hereof through the Closing Date, (a) the Company shall use all reasonable efforts to conduct its affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties of the Company contained in Article IV shall continue to be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) on and as of the Closing Date as if made on and as of the Closing Date, except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) as of such date or period; (b) Parent and Sub shall use their respective reasonable efforts to conduct their affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in Article V shall continue to be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or otherwise includes a concept of materiality) on and as of the Closing Date as if made on and as of the Closing Date, except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or otherwise includes a concept of materiality) as of such date or period; (c) the Company shall promptly notify Parent and Sub of any event, condition or circumstance occurring from the date hereof through the Closing Date of which the Company becomes aware that would cause any material revisions to the Company Disclosure Schedule provided by the Company pursuant to this Agreement, or that would constitute a violation or breach of this Agreement by the Company; and (d) Parent and Sub shall promptly notify the Company of any event, condition or circumstance occurring from the date hereof through the Closing Date of which it becomes aware that would cause any material revisions to the Parent Disclosure Schedule provided by Parent or Sub pursuant to this Agreement, or that would constitute a violation or breach of this Agreement by Parent or Sub. No such notification shall be deemed an amendment to the Disclosure Schedules to this Agreement, except as otherwise provided by this Agreement.

     SECTION 6.4 CORPORATE EXAMINATIONS AND INVESTIGATIONS;
CONFIDENTIALITY. (a) The Company shall cooperate with Parent as Parent shall reasonably request in connection with the Parent's due diligence review of the Company, to the extent necessary to confirm the accuracy of the Company's representations and warranties. Notwithstanding the foregoing, Parent will not contact, in connection with the transactions contemplated by the Agreement, any customers, suppliers or employees of the Company without obtaining the prior consent of the Company, which consent shall not be unreasonably withheld.

          (b) If this Agreement terminates, the Confidentiality Agreement shall remain in full force and effect in accordance with its terms. If this Agreement is not terminated, the Confidentiality Agreement shall expire and be of no further force or effect following the Effective Time.

     SECTION 6.5 INDEMNIFICATION OF COMPANY OFFICERS AND DIRECTORS. (a) Parent agrees, for a period of six years following the Effective Time, not to amend the indemnification provisions set forth in the Certificate of Incorporation or By-Laws of the Surviving Corporation in a manner that would adversely affect the rights of the Company's officers, directors and employees to indemnification thereunder and agrees to cause the Surviving Corporation to

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

fulfill and honor such obligations to the maximum extent permitted by law; provided, however, that nothing in this Section 6.5 shall prevent Parent from effecting any merger, reorganization or consolidation of the Surviving Corporation, provided that, Parent agrees to satisfy any amounts that would have been payable by the Surviving Corporation (or any successor) and that were not otherwise paid pursuant to the indemnification provisions set forth in the Certificate of Incorporation or By-Laws of the Surviving Corporation for a period commencing at the Effective Time and continuing six years thereafter.

          (b) Parent shall cause to be maintained, for a period of not less than six (6) years after the Effective Time, all of Company's and its Subsidiaries' current directors' and officers' insurance and indemnification policies to the extent that such policies provide coverage for events occurring prior to the Effective Time (collectively, the "D&O Insurance") for all current or former directors, officers or employees of the Company or its Subsidiaries; provided, however, that Parent may, in lieu of maintaining such existing D&O Insurance as provided above, and shall, if the existing D&O Insurance expires or is terminated or canceled during such six (6) year period, cause comparable coverage to be provided under any policy maintained for the benefit of the directors, officers and employees of Parent or any of its Subsidiaries; and provided, further, that
     (i) the issuer thereof shall have a claims-paying rating at least equal to the issuer of the existing D&O Insurance; and (ii) the terms thereof shall be no less advantageous to the directors, officers and employees of Company and its Subsidiaries than the existing D&O Insurance.

     SECTION 6.6 REGISTRATION STATEMENT/PROXY STATEMENT. As promptly as practicable after the execution of this Agreement, the Company and Parent shall prepare and file with the SEC preliminary proxy materials which shall constitute the preliminary Proxy Statement and a preliminary prospectus with respect to the Parent Common Stock to be issued in connection with the Merger. As promptly as practicable after comments are received from the SEC with respect to the preliminary proxy materials and after the furnishing by the Company and Parent of all information required to be contained therein, the Company shall file with the SEC the definitive Proxy Statement and Parent shall file with the SEC the definitive Proxy Statement and the Registration Statement and Parent and the Company shall use all reasonable efforts to cause the Registration Statement to become effective as soon thereafter as practicable.

     SECTION 6.7 COMPLIANCE WITH THE SECURITIES ACT. (a) Prior to the Effective Time the Company shall deliver to Parent a list of names and addresses of each person who, in the Company's reasonable judgment, is an affiliate within the meaning of Rule 145 of the rules and regulations promulgated under the Securities Act (the "Affiliates").

          (b) The Company shall use its reasonable efforts to obtain a written agreement from each person who is identified as a possible Affiliate pursuant to clause (a) above, in the form previously approved by the parties and attached hereto as Exhibit 6.7(b), that he or she will not offer to sell, sell or otherwise dispose of any of the Parent Common Stock issued to him or her pursuant to the Merger, except in compliance with Rule 145 or another exemption from the registration requirements of the Securities Act. The Company shall deliver such written agreements to Parent on or prior to the Effective Time.

     SECTION 6.8 NASDAQ LISTING. Parent shall use its reasonable efforts to list on the Nasdaq National Market, the Parent Common Stock to be issued pursuant to the Merger.

     SECTION 6.9 ACQUISITION PROPOSALS. (a) The Company agrees that neither it nor any of its Subsidiaries, nor any of the officers and directors of any of them shall, and that it shall direct and use its reasonable efforts to cause its and its Subsidiaries' employees, agents and

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representatives (including any investment banker, attorney or accountant retained by them or any of their Subsidiaries) not to, directly or indirectly, initiate, solicit or encourage any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation or similar transaction, or any purchase of all or 10% or more of the assets or any equity securities of the Company or any of its Subsidiaries (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"), it being understood that any such activities engaged in prior to the date of this Agreement do not violate this Section 6.9. The Company further agrees that from and after the date hereof neither it nor any of its Subsidiaries nor any of the officers and directors of any of them shall, and that it shall direct and use its reasonable efforts to cause its and its Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by them or any of their Subsidiaries) not to, directly or indirectly, knowingly engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent the Company or its Board of Directors from (A) complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal; (B) providing information in response to a request therefor by a Person who has made a bona fide written Acquisition Proposal that was not solicited in violation of this Section 6.9(a) if the Board of Directors receives from the Person so requesting such information an executed confidentiality agreement on terms substantially similar to those contained in the Confidentiality Agreement; (C) engaging in any negotiations or discussions with any person who has made an unsolicited bona fide written Acquisition Proposal that was not solicited in violation of this Section 6.9(a); or (D) recommending such an Acquisition Proposal to the shareholders of the Company, if and only to the extent that, (i) in each such case referred to in clause (B),
(C) or (D) above, the Board of Directors of the Company determines in good faith after consultation with outside legal counsel that such action is consistent with its directors' fiduciary duties under applicable law and (ii) in each case referred to in clause (C) or (D) above, the Board of Directors of the Company determines in good faith (after consultation with its financial advisor) that such Acquisition Proposal would, if consummated, result in a transaction or a combination of transactions more favorable to the Company's shareholders from a financial point of view than the transactions contemplated by this Agreement (any such more favorable Acquisition Proposal being referred to in this Agreement as a "Superior Proposal"). The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. The Company agrees that it will take the necessary steps to promptly inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 6.9. The Company agrees that it will notify Parent by the end of the next business day following receipt if any such inquiries, proposals or offers relating to an Acquisition Proposal are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its representatives indicating, in connection with such notice, the name of such person (unless disclosure of such name is precluded by the terms of the proposal or offer in question) and the material terms and conditions of any proposals or offers and thereafter shall keep Parent informed, on a current basis, on the status and terms of any such proposals or offers and the status of any such discussions or negotiations. The Company also agrees that it will promptly request each Person that has heretofore executed a confidentiality agreement in connection with its consideration of acquiring it or any of its Subsidiaries to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of its Subsidiaries.

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          (b) Notwithstanding anything in this Section 6.9 to the contrary, if, at any time prior to obtaining the Company stockholders' approval of the Merger, the Company's Board of Directors determines in good faith, on the basis of the advice of its financial advisors and outside counsel, in response to an Acquisition Proposal that did not result from a breach of
     Section 6.9(a), that such proposal is a Superior Proposal, the Company or its Board of Directors may terminate this Agreement if, and only if, the Company shall substantially concurrently with such termination enter into a definitive agreement containing the terms of a Superior Proposal; provided, however, that the Company shall not terminate this Agreement pursuant to this sentence, and any purported termination pursuant to this sentence shall be void and of no force or effect, unless the Company shall have complied with (i) all the provisions of this Section 6.9, including the notification provisions in this Section 6.9, (ii) the following proviso, and (iii) the payment of the termination fee described in Section 12.2(b) prior to or concurrently with such termination; and provided further, however, that the Company shall not exercise its right to terminate this Agreement pursuant to this Section 6.9 until after five Business Days following Parent's receipt of written notice (a "Notice of Superior Proposal") advising Parent that the Company's Board of Directors has received such a Superior Proposal and that such Board of Directors will, subject to any action taken by Parent pursuant to this sentence, cause the Company to accept such Superior Proposal, specifying the material terms and conditions of such Superior Proposal and (unless disclosure of such name is precluded by the terms of the proposal or offer in question) identifying the person making such Superior Proposal (it being understood and agreed that any amendment to the price or any other material term of such a Superior Proposal shall require an additional Notice of Superior Proposal and a new five Business Day period).

     SECTION 6.10 PARENT AND SUB APPROVALS. Parent and Sub shall take all reasonable steps necessary or appropriate to obtain as promptly as practicable all necessary approvals, authorizations and consents of any person or Governmental Entity required to be obtained by Parent and Sub to consummate the transactions contemplated hereby, and will cooperate with the Company in seeking to obtain all such approvals, authorizations and consents. Parent and Sub shall use all reasonable efforts to provide such information to such persons, bodies and authorities as such persons, bodies or authorities or the Company may reasonably request.

     SECTION 6.11 COMPANY APPROVALS. The Company shall take all reasonable steps necessary or appropriate to obtain as promptly as practicable all necessary approvals, authorizations and consents of any third party or Governmental Entity required to be obtained by the Company to consummate the transactions contemplated hereby and will cooperate with Parent in seeking to obtain all such approvals, authorizations and consents. The Company shall use all reasonable efforts to provide such information to such persons, bodies and authorities as such persons, bodies and authorities or Parent may reasonably request.

     SECTION 6.12 NOMINATION TO SURVIVING COMPANY BOARD. Promptly after the Effective Time, Parent shall cause Mr. Robert Tannenhauser and one additional individual designated by him to be nominated and elected as director of the Surviving Corporation.

     SECTION 6.13 EXPENSES. Except as otherwise specifically provided herein, Parent, Sub and the Company shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of investment bankers, agents, representatives, counsel and accountants. In any action, suit or proceeding under or to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and other out-of-pocket expenses from the losing party.

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     SECTION 6.14 FURTHER ASSURANCES.  (a) Each of Parent, Sub and the Company
shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each of Parent, Sub and the Company shall use all reasonable efforts to cause all actions to effectuate the Closing for which such party is responsible under this Agreement to be taken as promptly as practicable, including using all reasonable efforts to obtain all necessary waivers, consents and approvals (including, but not limited to, if applicable, filings under the H-S-R Act and with all applicable Governmental Entities) and to lift any injunction or other legal bar to the Merger (and, in each case, to proceed with the Merger as expeditiously as possible). Notwithstanding the foregoing, there shall be no action required to be taken and no action will be taken in order to consummate and make effective the transactions contemplated by this Agreement if such action, either alone or together with another action, would result in a Company Material Adverse Effect or a Parent Material Adverse Effect.

          (b) In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of Parent and the Surviving Corporation shall take all such necessary action.

          (c) The Company shall cure, or cause to be cured, any defects or noncompliances in its Subsidiaries' organization or qualification as identified in Section 4.7(b) of the Company Disclosure Schedule.

     SECTION 6.15 HART-SCOTT-RODINO. Each of the Company and Parent (i) shall use their reasonable efforts to file, and to cause their "ultimate parent entities" to file, as soon as practicable a "Notification and Report Form For Certain Mergers and Acquisitions" under the H-S-R Act with respect to the Merger and the transactions contemplated hereby, (ii) shall take all other actions as may be necessary, desirable or convenient to obtain the required approval under the H-S-R Act and (iii) will comply at the earliest practicable date with any request for additional information received by it from the FTC or Justice pursuant to the H-S-R Act.

     SECTION 6.16 SBA APPROVAL. Each of the Company and Parent (i) shall use its reasonable efforts, and shall take all actions as may be necessary, desirable or convenient, to obtain the approval of the SBA with respect to the Merger and the transactions contemplated hereby and (ii) will comply at the earliest practicable date with any request for additional information received by it from the SBA.

     SECTION 6.17 UPDATING SCHEDULES. In connection with the Closing, Parent, Sub and the Company will, promptly upon becoming aware of any fact requiring supplementation or amendment of the Schedules, supplement or amend the various Schedules to this Agreement to reflect any matter which, if existing, occurring or known on the date of this Agreement, would have been required to be set forth or described in such Schedules which was or has been rendered inaccurate thereby. No such supplement or amendment to the Schedules shall have any effect for the purpose of determining satisfaction of the conditions set forth in Articles VII, VIII and IX hereof, or the compliance by any party hereto with its covenants and agreements set forth herein.

     SECTION 6.18 EMPLOYEE BENEFITS. (a) Effective at the Effective Time, the Surviving Corporation shall establish a nonqualified deferred compensation plan (the "Surviving Corporation Plan") covering employees of the Surviving Corporation who remain as employees of the Company at the Effective Time and who, as of the Effective Time, held options to purchase shares of Company Common Stock, which options were not vested as of the Effective Time (the "Unvested Options"). Under the Surviving Corporation Plan, each

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covered employee shall have an account to which will be credited a number of shares of Parent Common Stock (including fractional shares thereof). The number of shares of Parent Common Stock credited to a covered employee's account shall be equal to (1) the product of (x) the difference between $3.50 per share and the exercise price per share of the covered employee's Unvested Options multiplied by (y) the number of Unvested Options held by such employee, divided by (2) $19.39. In addition, the amount of any dividends paid on shares of Parent Common Stock equal to shares of Parent Common Stock credited to a covered employee's plan account shall be credited to that account. Shares and accumulated dividends shall be paid to covered employees in accordance with the vesting schedule to be established under the Surviving Corporation Plan (which vesting schedule shall be no less favorable to the covered employee than the schedule under his or her Unvested Options) or, pursuant to the separate election of each covered employee with respect to the period after vesting, payment may be deferred until a date or event specified by such employee or allocated to a type of investment fund specified by such employee. In exchange for the credits made under the Surviving Corporation Plan, the covered employees shall surrender all rights to any Unvested Options. A copy of the Surviving Corporation Plan shall be provided to the Company prior to the Closing Date.

          (b) The Company shall use all reasonable efforts to cause the holders of each Unvested Option to surrender all of the Unvested Options to the Company for cancellation prior to the Effective Time; provided, however, that the Unvested Options shall not be deemed canceled until the holders thereof have been credited shares of Parent Common Stock under the Surviving Corporation Plan in accordance with Section 6.18(a) after the Effective Time.

     SECTION 6.19 COMPANY RECAPITALIZATION. The Company shall use all reasonable efforts to consummate the Company Recapitalization, subsequent to the consummation of the Futuronics Merger and immediately prior to the Effective Time, including the obtaining of the necessary consents of the Company's stockholders thereto.

                                  ARTICLE VII
                CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATION
                              TO EFFECT THE MERGER

     The respective obligations of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following conditions, any one or more of which may be waived by them, to the extent permitted by law:

     SECTION 7.1 COMPANY STOCKHOLDER APPROVAL. This Agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite vote of the Company's stockholders.

     SECTION 7.2 LISTING OF SHARES. The shares of Parent Common Stock issuable in the Merger shall have been approved for listing on the Nasdaq National Market.

     SECTION 7.3 HART-SCOTT-RODINO. All applicable waiting periods with respect to any "Notification and Report Form For Certain Mergers and Acquisitions" required to be filed by Parent, the Company or any of their "ultimate parent entities" in compliance with the H-S-R Act in connection with the transactions contemplated hereby shall have passed, or early termination of such waiting periods shall have been granted.

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     SECTION 7.4 EFFECTIVENESS OF REGISTRATION STATEMENT.  The Registration
Statement shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect.

     SECTION 7.5 SBA APPROVAL. The SBA shall have approved the Merger, this Agreement and the transactions contemplated hereby; provided, that if such approval is subject to any conditions, such conditions shall be reasonably acceptable to Parent and shall not prevent the continued operation of Company substantially as currently conducted.

     SECTION 7.6 LITIGATION. No action, suit or proceeding shall have been instituted and be continuing or be threatened by any Governmental Entity to restrain, modify or prevent the carrying out of the transactions contemplated hereby and no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger or limiting or restricting Parent's conduct or operation of the business of the Company after the Merger shall have been issued.

     SECTION 7.7 FUTURONICS MERGER; COMPANY RECAPITALIZATION. The Futuronics Merger and the Company Recapitalization shall have been consummated no later than the Effective Time of the Merger.

                                  ARTICLE VIII
                   CONDITIONS PRECEDENT TO THE OBLIGATION OF
                      PARENT AND SUB TO EFFECT THE MERGER

     The obligation of Parent and Sub to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following additional conditions, any one or more of which may be waived by them, to the extent permitted by law:

     SECTION 8.1 REPRESENTATIONS AND COVENANTS. The representations and warranties of the Company contained in this Agreement (including those contained in the Company Disclosure Schedule, as the same may be amended from time to time pursuant to the provisions hereof) shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, (except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct as of such date or period), except where the failure of such representations and warranties to be true and correct (without giving effect to any materiality or Company Material Adverse Effect limitations therein) would not have, and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and the Company stockholders who are parties to the Voting Agreement, shall have performed and complied, respectively, in all material respects with all covenants and agreements required by this Agreement and the Voting Agreement to be performed or complied with by the Company or such Company stockholders on or prior to the Closing Date. The Company shall have delivered to Parent and Sub certificates, dated the Closing Date, and signed by an Executive Officer of the Company to the foregoing effect.

     SECTION 8.2 ABSENCE OF MATERIAL ADVERSE CHANGE. Since the date hereof, there shall not have been any change, event, occurrence or state of facts that has caused or would reasonably be expected to cause a Company Material Adverse Effect.

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     SECTION 8.3 RECEIPT OF AGREEMENTS.  On the date hereof, Parent shall have received executed originals of (i) the Voting Agreement and (ii) the Agreements with Specified Shareholders. On or prior to the Closing Date, Parent shall have received executed originals of each of the Employment Agreements.

     SECTION 8.4 EXERCISE AND CONVERSION OF VESTED STOCK OPTIONS AND
WARRANTS. All vested Company Stock Options and all Company Warrants shall have been fully exercised for the purchase of Company Common Stock.

     SECTION 8.5 UNVESTED OPTIONS. All Unvested Options shall have been surrendered and canceled pursuant to Section 6.18.

     SECTION 8.6 CONVERTIBLE DEBENTURES. Not more than $250,000 in aggregate principal amount of Company Convertible Debentures shall be outstanding immediately prior to the Effective Time.

     SECTION 8.7 TAX OPINION. Parent shall have received the opinion, based on the representations of the Company, Parent and Sub, (which representations shall be in substantially the form attached hereto as Exhibits 6.1(b)-1 and 6.1(b)-2 respectively), of Sutherland Asbill & Brennan LLP, counsel to Parent and Sub (or, if such counsel does not render such opinion, such other counsel as shall be reasonably acceptable to Parent) to the effect that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code and such opinion shall not have been withdrawn or modified in any material respect. Parent may not waive this condition without the consent of the Company.

     SECTION 8.8 CLOSING CONDITIONS. Documentation or other information shall have been received in a form reasonably satisfactory to Parent and Sub which evidences that the conditions set forth in this Article VIII have been satisfied.

                                   ARTICLE IX
   CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO EFFECT THE MERGER

     The obligation of the Company to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following additional conditions, any one or more of which may be waived by the Company, to the extent permitted by law:

     SECTION 9.1 REPRESENTATIONS AND COVENANTS. The representations and warranties of Parent and Sub contained in this Agreement (including those contained in the Parent Disclosure Schedule, as the same may be amended from time to time pursuant to the provisions hereof) shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, (except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct as of such date or period), except where the failure of such representations and warranties to be true and correct (without giving effect to any materiality or Parent Material Adverse Effect limitations therein) would not have, and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and Sub shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Parent or Sub on or prior to the Closing Date. Parent and Sub shall have delivered to the Company certificates of an Executive Officer of Parent and Sub, dated the Closing Date, to the foregoing effect.

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     SECTION 9.2 ABSENCE OF MATERIAL ADVERSE CHANGE.  Since the date hereof, there shall not have been any change, event, occurrence or state of facts that has caused or would reasonably be expected to cause a Parent Material Adverse Effect.

     SECTION 9.3 TAX OPINION. The Company shall have received the opinion of Weil, Gotshal & Manges LLP, counsel to the Company (or, if such counsel does not render such opinion, such other counsel as shall be reasonably acceptable to the Company), based on the representations of the Company, Parent and Sub, (which representations shall be in substantially the form attached hereto as Exhibits 6.1(b)-1 and 6.1(b)-2 respectively), to the effect that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code and such opinion shall not have been withdrawn or modified in any material respect. The Company may not waive this condition without the consent of Parent.

     SECTION 9.4 CLOSING CONDITIONS. Documentation or other information shall have been received in a form reasonably satisfactory to the Company which evidences that the conditions set forth in this Article IX have been satisfied.

                                   ARTICLE X
                                    CLOSING

     The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, at 10:00 a.m. local time on the Closing Date or at such other time and place as the parties may mutually agree.

                                   ARTICLE XI
                  NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                            COVENANTS AND AGREEMENTS

     SECTION 11.1 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. Notwithstanding any right of Parent and Sub to investigate fully the affairs of the Company, or any right of the Company to investigate fully the accuracy of the representations and warranties of Parent and Sub, and notwithstanding any knowledge of facts determined or determinable by Parent, Sub or the Company, as the case may be, pursuant to such investigation or right of investigation, Parent, Sub and the Company, as the case may be, have the right to rely fully upon the representations, warranties, covenants and agreements of the Company, Parent and Sub, as the case may be, contained in this Agreement. No representations, warranties, covenants or agreements in this Agreement, except the covenants and agreements contained in Articles III, XIII and XIV and Sections 4.29, 5.8, 6.1(b), 6.5, 6.12, 6.13 and 6.18, shall survive the
Effective Time.

                                  ARTICLE XII
                            TERMINATION OF AGREEMENT

     SECTION 12.1 TERMINATION. This Agreement may be terminated prior to the Closing as follows:

          (a) by either Parent or the Company if the Merger shall not have been consummated on or before April 30, 2001;

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

          (b) by the Company if any of the conditions specified in Article VII or IX have not been met or waived by the Company at such time as any such condition is no longer capable of satisfaction;

          (c) by Parent if any of the conditions specified in Article VII or VIII have not been met or waived by Parent at such time as any such condition is no longer capable of satisfaction;

          (d) by Parent if the Company or the Company stockholders who are parties to the Voting Agreement shall have breached any of their respective obligations under Article VI of this Agreement or the Voting Agreement in any material respect and such breach continues for a period of ten days after the receipt of notice of the breach from Parent;

          (e) by the Company if Parent or Sub shall have breached any of their respective obligations under Article VI of this Agreement in any material respect and such breach continues for a period of ten days after the receipt of notice of the breach from the Company;

          (f) by the Company if its Board of Directors, in the exercise of its fiduciary duties, accepts an Acquisition Proposal in accordance with
     Section 6.9;

          (g) at any time on or prior to the Closing Date, by mutual written consent of Parent, Sub and the Company.

     SECTION 12.2 EFFECT OF TERMINATION. (a) Subject to Section 12.2(b), if this Agreement is terminated and the transactions contemplated hereby are not consummated as described above, this Agreement shall become void and be of no further force and effect and there shall be no obligation on the part of Parent, Sub or the Company, except for the provisions of this Agreement relating to the obligations of parties under Sections 6.4(b), 6.13, 12.1 and 12.2(b) and Articles XIII and XIV. None of the parties hereto shall have any liability in respect to a termination of this Agreement prior to Closing, except to the extent that termination results from the intentional, willful or knowing violation of the representations, warranties, covenants or agreements of such party under this Agreement and except as provided in Section 12.2(b) hereof.

          (b) In the event that this Agreement is terminated by the Company pursuant to Section 12.1(f), then the Company shall, promptly, but in no event later than one Business Day after the date of such termination, pay to the Parent a termination fee of $2,750,000 (the "Termination Fee") payable by wire transfer of same day funds.

                                  ARTICLE XIII
                                  DEFINITIONS

     SECTION 13.1 DEFINITIONS. The following terms when used in this Agreement shall have the following meanings:

     "Acquisition Proposal" has the meaning set forth in Section 6.9.

     "affiliate" (or "affiliates" as the context may require), with respect to any person, means any other person controlling, controlled by or under common control with such person.

     "Affiliates" has the meaning set forth in Section 6.7(a).

     "Agreement" has the meaning set forth in the preamble.

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

     "Agreements with Specified Shareholders" means agreements between Parent and each of the Named Persons pursuant to which such persons agree to certain restrictions on their ability to transfer Parent Common Stock received in the Merger for a specified period after the Effective Time.

     "Business Day" means any day other than a Saturday or a Sunday, or a day on which banking institutions in the State of New York are obligated by law or executive order to close.

     "Canceled Company Stock" has the meaning set forth in Section 3.1(d).

     "CERCLA" shall mean the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. (S)(S) 9601 et seq. as amended.

     "Certificates" has the meaning set forth in Section 3.2(a).

     "Closing" has the meaning set forth in Article X.

     "Closing Date" means (a) the day on which the last of all conditions to the consummation of the transactions contemplated hereby (other than conditions which contemplate only delivery or filing of one or more documents contemporaneously with the Closing) have been satisfied or waived, or (b) such other date as the parties hereto agree in writing.

     "Code" has the meaning set forth in the recitals.

     "Company" has the meaning set forth in the preamble.

     "Company Audited Financial Statements" has the meaning provided in Section 4.10.

     "Company Class B Stock" means Class B common stock, par value $0.01 per share, of the Company created pursuant to the Company Recapitalization and having powers and rights identical to the Company Common Stock and voting together with the Company Common Stock as a single class.

     "Company Common Stock" means, the common stock of the Company, having a par value of $.01 (one cent) per share.

     "Company Convertible Debentures" means the Company's 9% Convertible Subordinated Notes Due 2003, Conversion Price $2.75 Per Share and the Company's 9 1/4% Convertible Subordinated Notes Due 2001, Conversion Price $2.00 Per Share.

     "Company Disclosure Schedule" has the meaning set forth in the preamble to
Article IV.

     "Company Documents" has the meaning set forth in Section 4.1.

     "Company Financial Statements" has the meaning set forth in Section 4.10.

     "Company Interim Financial Statements" has the meaning set forth in Section 4.10.

     "Company Material Adverse Effect" has the meaning set forth in Section 4.3.

     "Company Meeting" has the meaning set forth in Section 3.6.

     "Company Recapitalization" means a recapitalization of the Company immediately prior to the Effective Time, pursuant to which (A) the Company Class B Stock will be created, (B) each share of Company Common Stock held by Futuronics will be exchanged for one share of Company Class B Stock, and (C) a number of shares of Company Common Stock (the "Executive Shares") equal to 5.1 percent of the total number of shares of Company

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

Common Stock outstanding immediately prior to the Company Recapitalization shall be exchanged with certain individuals for a corresponding number of shares of Company Class B Stock as follows: (i) a number of shares of Company Common Stock held by Robert F. Tannenhauser equal to 72.2 percent of the Executive Shares will be exchanged for a corresponding number of shares of Company Class B Stock,
(ii) a number of shares of Company Common Stock held by Peter D. Blanck equal to
10.3 percent of the Executive Shares will be exchanged for a corresponding number of shares of Company Class B Stock, (iii) a number of shares of Company Common Stock held by Richard Blanck equal to 10.3 percent of the Executive Shares will be exchanged for a corresponding number of shares of Company Class B Stock and (iv) a number of shares of Company Common Stock held by Jennifer M.Goldstein equal to 7.2 percent of the Executive Shares will be exchanged for a corresponding number of shares of Company Class B Stock.

     "Company SEC Documents" has the meaning set forth in Section 4.10.

     "Company Stock Option" means any option for the purchase of Company Common Stock.

     "Company Warrant" means any warrant for the purchase of Company Common
Stock.

     "Confidentiality Agreement" means the Mutual Nondisclosure Agreement dated as of August 3, 2000, between Parent and the Company.

     "Confirmation" has the meaning set forth in Section 3.1(e).

     "contracts and other agreements" mean all contracts, agreements, supply agreements, undertakings, indentures, notes, bonds, loans, instruments, leases, mortgages, commitments or other binding arrangements.

     "Converting Shareholder" has the meaning set forth in Section 3.2(a).

     "Delaware Corporation Law" has the meaning set forth in Section 1.1.

     "Distribution" means any distribution of cash, securities or property on or in respect of the Company Common Stock whether as a dividend or otherwise.

     "Effective Time" has the meaning set forth in Section 1.2.

     "Employment Agreements" means employment agreements, satisfactory in form and substance to Parent, between the Surviving Corporation, on the one hand, and Robert F. Tannenhauser and Jennifer M. Goldstein, respectively, on the other, to become effective at the Effective Time.

     "Environmental Laws" means all applicable federal, state, and local laws, ordinances, rules, regulations, codes, duties under the common law or orders, including, without limitation, any requirements imposed under any Permits, licenses, judgments, decrees, agreements or recorded covenants, conditions, restrictions or easements, the purpose of which is to protect the environment.

     "Environmental Permits" shall mean all Permits, licenses, approvals, authorizations, consents or registrations required under applicable Environmental Laws in connection with the ownership, use and/or operation by the Company or its Subsidiaries of their properties.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations and rulings issued thereunder.

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

     "Exchange Agent" has the meaning set forth in Section 3.2(a).

     "Exchange Ratio" has the meaning set forth in Section 3.1(a)(1).

     "Executive Officers" means, as to Parent and the Company, respectively, its chairman of the board, its president, any vice president (executive, senior or other), secretary, treasurer or chief financial officer, if any, or any other officer or employee having supervisory responsibility for a principal business function.

     "Family Member" means, with respect to any person, a parent, spouse, sibling or lineal descendent of such person.

     "FTC" means the Federal Trade Commission or any successor agency or department.

     "Futuronics" means Futuronics Corporation, a New York corporation.

     "Futuronics Acquisition Co." means Allied Capital F Sub Corporation, a New York corporation and a wholly owned subsidiary of Parent.

     "Futuronics Merger" means the merger of Futuronics Acquisition Co. with and into Futuronics upon the terms and subject to the conditions set forth in the Futuronics Merger Agreement.

     "Futuronics Merger Agreement" means the Agreement and Plan of Merger, dated as of even date herewith, by and among Parent, Futuronics Acquisition Co. and Futuronics.

     "GAAP" means generally accepted accounting principles in the United States of America from time to time in effect.

     "Governmental Entities" means (a) any international, foreign, federal, state, county, local or municipal government or administrative agency or political subdivision thereof, (b) any governmental agency, authority, board, bureau, commission, department or instrumentality, (c) any court or administrative tribunal, (d) any non-governmental agency, tribunal or entity that is vested by a governmental agency with applicable jurisdiction, or (e) any arbitration tribunal or other non-governmental authority with applicable jurisdiction.

     "Hazardous Materials" means (i) any substance or material regulated or identified as hazardous, toxic, pollutant or contaminant under Environmental Laws, including gasoline, diesel fuel or other petroleum hydrocarbons, PCBs or asbestos; or (ii) any pollutant, toxic substance, or contaminant.

     "H-S-R Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

     "Insurance Policies" has the meaning set forth in Section 4.25.

     "Intellectual Property Rights" has the meaning set forth in Section
4.19(a).

     "IRS" means the Internal Revenue Service or any successor agency or department.

     "Knowledge of Company" or "of which Company is aware" or words of similar import shall be deemed to mean the actual knowledge of the following individuals: Robert F. Tannenhauser, Jennifer M. Goldstein, Leonard Rudolph, David I. Redlener and Louis M. Hafkin.

     "Knowledge of Parent" or "of which Parent is aware" or words of similar import shall be deemed to mean the actual knowledge of the following individuals: William L. Walton, Joan M. Sweeney, and Penni F. Roll.

     "Justice" means the Antitrust Division of the Department of Justice or any successor agency or department.

     "Leased Real Property" has the meaning set forth in Section 4.18(a).

     "Leases" has the meaning set forth in Section 4.18(a).

     "Liabilities" has the meaning set forth in Section 4.11.

     "lien or other encumbrance" (or "liens or other encumbrances" or "liens or other encumbrance" or "lien or other encumbrances" as the context may require or any similar formulation) means any lien, claim, pledge, mortgage, assessment, security interest, charge, option, right of first refusal, easement, servitude, adverse claim, transfer restriction under any stockholder or similar agreement or other encumbrance of any kind.

     "Merger" has the meaning set forth in the recitals.

     "Named Persons" means each of Robert F. Tannenhauser, Carol Tannenhauser, David Tannenhauser, Emily Tannenhauser, Peter D. Blanck, Richard Blanck, Jennifer M. Goldstein, Diane Rosenfeld, R. Matthew McGee and Futuronics.

     "1940 Act" shall mean the Investment Company Act of 1940, as amended, and the regulations and rulings issued thereunder.

     "Notice of Superior Proposal" has the meaning set forth in Section 6.9(b).

     "Owned Real Property" has the meaning set forth in Section 4.18

     "Parent" has the meaning set forth in the preamble.

     "Parent Common Stock" means the common stock, par value $0.0001 per share, of Parent.

     "Parent Disclosure Schedule" has the meaning set forth in the preamble to
Article V.

     "Parent Documents" has the meaning set forth in Section 5.1.

     "Parent Financial Statements" has the meaning set forth in Section 5.4.

     "Parent Interim Financial Statements" has the meaning set forth in Section 5.4.

     "Parent Material Adverse Effect" has the meaning set forth in Section 5.2.

     "Parent SEC Documents" has the meaning set forth in Section 5.4.

     "Permits" (or "Permit" as the context may require) mean all licenses, permits, certificates, certificates of occupancy, orders, approvals, registrations, authorizations and qualifications with and under all federal, state, or local or laws.

     "person" (or "persons" as the context may require) means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Entity or other entity.

     "Plan" or "Plans" has the meaning set forth in Section 4.23(a).

     "Proceeding" has the meaning set forth in Section 4.15.

     "property" (or "properties" as the context may require) means real, personal or mixed property, tangible or intangible.

     "Proxy Statement" has the meaning set forth in Section 4.9.

     "Receiving Party" has the meaning set forth in Section 14.1.

     "Registration Statement" has the meaning set forth in Section 4.9.

     "Releasing Party" has the meaning set forth in Section 14.1.

     "SBA" has the meaning set forth in Section 4.2.

     "SEC" means the Securities and Exchange Commission or any successor agency or department.

     "Securities Act" means the Securities Act of 1933, as amended, and the regulations and rulings issued thereunder.

     "Share Consideration" has the meaning set forth in Section 3.2(a).

     "Sub" has the meaning set forth in the preamble hereof.

     "Sub Common Stock" means the common stock, par value $0.01 per share, of Sub.

     "Subsidiaries" (or "Subsidiary" as the context may require), means each entity as to which a person, directly or indirectly, owns or has the power to vote, or to exercise a controlling influence with respect to, 50% or more of the securities of any class of such entity, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such entity, provided that, with respect to Parent, the term "Subsidiary" or "Subsidiaries" shall not include any person that is not required to be consolidated on consolidated financial statements of Parent prepared in accordance with GAAP.

     "Superior Proposal" has the meaning set forth in Section 6.9.

     "Surviving Corporation" has the meaning set forth in Section 1.1.

     "Surviving Corporation Plan" has the meaning set forth in Section 6.18.

     "Taxes" (or "Tax" as the context may require) means all federal, state, county, local, foreign and other taxes (including, without limitation, income, intangibles, premium, excise, sales, use, gross receipts, franchise, ad valorem, severance, capital levy, transfer, employment and payroll-related, and property taxes, import duties and other governmental charges and assessments), and includes interest, additions to tax and penalties with respect thereto.

     "Tax Returns" means any return or report relating to Taxes.

     "Termination Fee" has the meaning set forth in Section 12.2.

     "Voting Agreement" has the meaning set forth in the preamble.

     "Unvested Options" has the meaning set forth in Section 6.18.

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                                  ARTICLE XIV
                                 MISCELLANEOUS

     SECTION 14.1 PUBLICITY. So long as this Agreement is in effect, prior to making a press release or other public statement with respect to the transactions contemplated by this Agreement, any party (a "Releasing Party") will consult with the other party (the "Receiving Party") and provide such other party with a draft of such press release, except as may otherwise be required by law or stock exchange regulations.

     SECTION 14.2 PARENT GUARANTY. Parent hereby unconditionally and irrevocably guarantees the full and timely payment and performance by Sub of its obligations hereunder.

     SECTION 14.3 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered, express mail or nationally recognized courier service, postage prepaid. Any such notice shall deemed given when so delivered personally or successfully sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails, as follows:

     (i)  if to Parent or Sub to:

          Allied Capital Corporation
        1919 Pennsylvania Avenue, 3rd Floor
        Washington, D.C. 20006
        Attention: Joan M. Sweeney
        Telecopy No.: (202) 973-6351
        with a concurrent copy to:
        Sutherland Asbill & Brennan LLP
        1275 Pennsylvania Avenue, N.W.
        Washington, D.C. 20004
        Attention: James D. Darrow
        Telecopy No.: (202) 637-3593

     (ii) if to the Company to:

          BLC Financial Services, Inc.
        645 Madison Avenue, 19th Floor
        New York, New York 10022
        Attention: Robert Tannenhauser
        Telecopy No.: (212) 888-3949
        with a copy to:
        Weil, Gotshal & Manges LLP
        767 Fifth Avenue
        New York, New York 10153
        Attention: Simeon Gold
        Telecopy No.: (212) 310-8007

     Any party may by notice given in accordance with this Section 14.3 to the other parties designate another address or person for receipt of notices hereunder.

     SECTION 14.4 ENTIRE AGREEMENT. This Agreement (including the exhibits and schedules hereto) and the agreements contemplated hereby, including but not limited to the Confidenti-ality Agreement, contain the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior agreements, written or oral, with respect thereto.

     SECTION 14.5 WAIVERS AND AMENDMENTS; NON CONTRACTUAL REMEDIES; PRESERVATION OF REMEDIES; LIABILITY. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the parties or, in the case of waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and, except as provided in Section 12.2, are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach. The limitations on claims set forth in this Section 14.5 and elsewhere in this Agreement shall not apply in the case of fraud on the part of the Company.

     SECTION 14.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 14.7 BINDING EFFECT; NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and heirs and legal representatives. Neither this Agreement, nor any right hereunder, may be assigned by any party without the prior written consent of the other party hereto; provided, however, that Parent may assign its rights (but not its obligations) hereto to its Subsidiaries.

     SECTION 14.8 THIRD PARTY BENEFICIARIES. Except for Section 6.1(b) and 6.5, nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     Without limiting the foregoing, no direct or indirect holder of any equity interests or securities of any party hereto (whether such holder is a limited or general partner, member, stockholder or otherwise), nor any affiliate of any party hereto, nor any director, officer, employee, representative, agent or other controlling person of each of the parties hereto and their respective affiliates, shall have any liability or obligation arising under this Agreement or the transaction contemplated hereby, except as may be provided in a separate written agreement signed by such Person.

     SECTION 14.9 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     SECTION 14.10 EXHIBITS AND SCHEDULES. The exhibits and schedules hereto are a part of this Agreement as if fully set forth herein. All references herein to Articles, Sections, subsections, clauses, exhibits and schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

     SECTION 14.11 HEADINGS. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

     SECTION 14.12 SUBMISSION TO JURISDICTION; VENUE. Any action or proceeding against any party hereto with respect to this Agreement shall be brought in the courts of the State of New York or of the United States located in the State of New York, and, by execution and delivery of this Agreement, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto irrevocably consents to the service of process at any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth in Section 14.3, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any party hereto to serve process on any other party hereto in any other manner permitted by law. Each party hereto irrevocably waives any objection which it may now have or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     SECTION 14.13 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 14.14 SEVERABILITY. If any court of competent jurisdiction determines that any provision of this Agreement is not enforceable in accordance with its terms, then such provision shall be deemed to be modified so as to apply such provision, as modified, to the protection of the legitimate interests of the parties hereto to the fullest extent legally permissible and shall not affect the validity or enforceability of the remaining provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                ALLIED CAPITAL CORPORATION

                                By: /s/ JOAN SWEENEY
                                   ---------------------------------------------
                                    Title: Managing Director and Chief Operating
                                          Officer
                                    Name: Joan Sweeney

                                ALLIED CAPITAL B SUB CORPORATION

                                By: /s/ JOAN SWEENEY
                                   ---------------------------------------------
                                    Title: Managing Director
                                    Name: Joan Sweeney

                                BLC FINANCIAL SERVICES, INC.

                                By: /s/ ROBERT TANNENHAUSER
                                   ---------------------------------------------
                                Title: President and Chief Executive Officer
                                Name: Robert Tannenhauser

                                                                      APPENDIX B

                            CERTIFICATE OF AMENDMENT
                                       OF
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         BLC FINANCIAL SERVICES, INC.,
                             A DELAWARE CORPORATION

     Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, the undersigned Robert F. Tannenhauser, the President of BLC Financial Services, Inc. (the "Corporation"), DOES HEREBY CERTIFY:

     1. Subsection (a) of Article IV of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:


     "(a) The total number of shares of stock which the Corporation shall have authority to issue is 35,000,000 shares consisting of (A) two classes of common stock of which (i) 30,000,000 shares are classified as common stock, $.01 par value per share and (ii) 5,000,000 shares are classified as Class B common stock, $.01 par value per share (collectively, the common stock and the Class B common stock in clauses (i) and (ii) referred to herein as the "Common Stock") and (B) one class of 2,000,000 shares of Preferred Stock having a par value of $.01 per share (the "Preferred Stock")."


     2. This amendment to the Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, I hereby sign my name and affirm that the statements
made herein are true under penalty of perjury, this   st day of December, 2000.

                                          By:
                                            ------------------------------------
                                              Name:
                                              Title:

                                             [RYAN, BECK & CO. LOGO]


                                                                      APPENDIX C



                                                           [RYAN, BECK & CO.
                                                           LOGO]



December 11, 2000


The Board of Directors
BLC Financial Services, Inc.
645 Madison Avenue, 18th Floor
New York, New York 19922

Members of the Board:

     You have requested our opinion as investment bankers that the Exchange Ratio, as hereinafter defined, to be received in the Merger (the "Merger") between BLC Financial Services, Inc. ("BLC"), a Delaware corporation, and Allied Capital B Sub Corporation ("Sub"), a Delaware corporation and wholly owned subsidiary of Allied Capital Corporation ("Allied"), a Maryland corporation, pursuant to the Agreement and Plan of Merger dated as of October 31, 2000 ("Merger Agreement") is fair to the holders of BLC Common Stock from a financial point of view.


     Pursuant to the Merger Agreement, at the Effective Time, Sub shall be merged with and into BLC and the separate existence of Sub shall cease. Each share of BLC's issued and outstanding shares of common stock, other than those shares held by Futuronics Corporation ("Futuronics"), and 5.1% by certain executives of BLC, will be converted into the right to receive 0.180 shares of Allied common stock, (the "Exchange Ratio"). The Exchange Ratio applies only to those shareholders who will not receive Class B Common Stock in the BLC Recapitalization, as defined in the Merger Agreement.


     Ryan, Beck & Co., Inc. as a customary part of its investment banking business is engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In conducting our investigation and analysis of the Merger, we have met with members of senior management of BLC and Allied to discuss their respective operations, historical financial statements, strategic plans and future prospects. We have reviewed and analyzed material prepared in connection with the Merger, including but not limited to the following: (i) the Merger Agreement and related documents; (ii) Allied's Annual Report to Shareholders and Annual Report on Form 10-K for the years ended December 31, 1999, 1998, and 1997, and Allied's Quarterly Reports on Form 10-Q for the periods ended June 30, 2000 and March 31, 2000, and Allied's earnings release for the nine months ended September 30, 2000; (iii) BLC's Annual Reports to Shareholders on Form 10-K for the fiscal years ended June 30, 2000, 1999 and 1998 and BLC's Quarterly Reports on

Form 10-Q for the periods ended March 31, 2000, December 31, 1999, September 30, 1999; (iv) Allied's Proxy Statement dated October 5, 2000; (v) BLC's Proxy Statement dated February 23, 2000; (vi) the historical stock prices and trading volume of Allied's common stock; (vii) the historical stock prices and trading volume of BLC's common stock; (viii) certain operating and financial information provided to Ryan, Beck by the management of BLC and Allied relating to its business and prospects; (ix) the publicly available financial data of specialty finance companies which Ryan, Beck deemed generally comparable to BLC; and (x) the terms of recent acquisitions of specialty finance companies which Ryan, Beck deemed generally comparable in whole or in part to the Allied acquisition of BLC. We also conducted or reviewed such other studies, analyses, inquiries and examinations as we deemed appropriate.

     While we have taken care in our investigation and analyses, we have relied upon and assumed the accuracy, completeness and fairness of the financial and other information provided to us by the respective institutions or which was publicly available and have not assumed any responsibility for independently verifying such information. We have also relied upon the management of BLC and Allied as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefor) provided to us and in certain instances we have made certain adjustments to such financial and operating forecasts which in our judgment were appropriate under the circumstances. In addition, we have assumed with your consent that such forecasts and projections reflect the best currently available estimates and judgments of management. Ryan, Beck is not an expert in evaluating loan and lease portfolios for purposes of assessing the adequacy of the allowances for losses. Therefore, Ryan, Beck has not assumed any responsibility for making an independent evaluation of the adequacy of the allowance for loan losses set forth in the balance sheets of Allied and BLC at June 30, 2000, and Ryan, Beck assumed such allowances were adequate and complied fully with applicable law, regulatory policy, and the policies of the Securities and Exchange Commission as of the date of such financial statements. With respect to Allied, Ryan, Beck is not an expert in the valuation of private debt and equity investments. Therefore, Ryan, Beck has not assumed any responsibility for making an independent valuation or appraisal of the carrying value of such investments. We also assumed that the Merger in all respects is, and will be consummated, in compliance with all laws and regulations applicable to Allied and BLC. We have not made or obtained any independent evaluations or appraisals of the assets and liabilities of either Allied or BLC or their respective subsidiaries.

     In conducting our analysis and arriving at our opinion as expressed herein, we have considered such financial and other factors as we have deemed appropriate in the circumstances. Our opinion is necessarily based on economic, market and other conditions and projections as they exist and can be evaluated on the date hereof. Ryan, Beck did not and does not express any opinion as to the price or range of prices at which Allied Common Stock might trade subsequent to the Merger. We were not requested to, and did not, solicit third party indications of interest in acquiring BLC or in engaging in a business combination or any other strategic transaction with BLC. Further, we understand that BLC retained another financial advisor who assisted in the structuring of this transaction and who also was not requested to and did not solicit third party indications of interest in acquiring BLC.

     We have been retained by the Board of Directors of BLC as an independent contractor solely to render a fairness opinion in connection with this transaction with respect to the Merger and will receive a fee for our services. Ryan Beck has not had an investment banking relationship with Allied and our research department does not provide published investment analysis on Allied. Prior to this engagement, Ryan, Beck has had an investment banking relationship with BLC and was retained to pursue a private placement of debt securities. As a result of market conditions such private placement was not consummated. Ryan, Beck's research department does not provide published investment analysis on BLC.

     In the ordinary course of our business as a broker-dealer, we actively trade equity securities for our own account and the account of our customers. Accordingly, we may at any time hold a long or short position in either BLC or Allied.

     Ryan, Beck has been retained by Futuronics, in the separate but related acquisition of Futuronics by Allied, to opine on the consideration to be received by Futuronics shareholders. The aggregate merger consideration for all Futuronics Common Stock shall be $9,083,284.


     Our opinion is directed to the Board of Directors of BLC and does not constitute a recommendation to any shareholder of BLC as to how such shareholder should vote at any shareholder meeting held in connection with the Merger. Our opinion may not be used or circulated for any purpose or used in any proxy statement or relied upon by any person or entity without our prior written consent. Except that Ryan, Beck consents to the opinion being filed with the Securities and Exchange Commission and mailed to shareholders as part of the proxy statement of BLC.


     Based upon and subject to the foregoing, it is our opinion as investment bankers that the Exchange Ratio in the Merger as provided and described in the Merger Agreement is fair to the holders of BLC common stock from a financial point of view.

Very truly yours,

Ryan, Beck & Co., Inc.
Ryan, Beck & Co., Inc.

                                             [RYAN, BECK & CO. LOGO]

                                                                      APPENDIX D

                                                           [RYAN, BECK & CO.
                                                           LOGO]


December 11, 2000


The Board of Directors
Futuronics Corporation
3652 Forest Gate Drive, N.E.
Iowa City, Iowa 52240

Members of the Board:

     You have requested our opinion as investment bankers that the aggregate consideration to be received in the merger (the "Merger") between Futuronics Corporation ("Futuronics") and an acquisition subsidiary of Allied Capital Corporation ("Allied"), as provided and described in the Agreement and Plan of Merger dated as of October 31, 2000 (the "Merger Agreement") is fair to the holders of Futuronics Common Stock from a financial point of view.

     Pursuant to the Merger Agreement, at the Effective Time, Allied Capital F Sub Corporation, a New York corporation and a wholly owned subsidiary of Allied, shall be merged with and into Futuronics with Futuronics as the surviving corporation. The aggregate merger consideration for all Futuronics Common Stock shall be $9,083,284.

     Ryan, Beck & Co., Inc. ("Ryan, Beck") as a customary part of its investment banking business, is engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In conducting our investigation and analysis of the Merger, we have met with members of the board and senior management of Futuronics, BLC Financial Services, Inc. ("BLC"), and Allied to discuss their respective operations, historical financial statements, strategic plans and future prospects. We have reviewed and analyzed material prepared in connection with the Merger, including but not limited to the following: (i) the Merger Agreement and related documents; (ii) Allied's Annual Report to Shareholders and Annual Report on Form 10-K for the years ended December 31, 1999, 1998, and 1997, and Allied's Quarterly Reports on Form 10-Q for the periods ended September 30, 2000, June 30, 2000 and March 31, 2000; (iii) Allied's Proxy Statement dated October 5, 2000; (iv) certain operating and financial information provided to Ryan, Beck by the management of Allied relating to its business and prospects;
(v) Futuronics' unaudited Balance Sheets as of February 29, 2000 and October 30, 2000 and unaudited Income Statement for the eight months ended October 30, 2000; and (vi) Futuronics' U.S. Corporation Income Tax Returns for the fiscal years ended February 28, 1997, February 28, 1998 and February 28, 1999. With respect to the shares of BLC common stock held by Futuronics, which shares represent the primary assets of Futuronics, we reviewed and analyzed material including but not limited to the following: (i) BLC's Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal years ended June 30, 1999, 1998, and 1997, and BLC's Quarterly Reports on

Form 10-Q for the periods ended September 30, 2000, March 31, 2000, December 31, 1999, and September 30, 1999; (ii) BLC's Proxy Statement dated February 23, 2000; (iii) the historical stock prices and trading volume of BLC's common stock; (iv) certain operating and financial information provided to Ryan, Beck by the management of BLC relating to its business and prospects; (v) the publicly available financial data of specialty finance companies which Ryan, Beck deemed comparable to BLC; and (vi) the terms of recent acquisitions of specialty finance companies which Ryan, Beck deemed generally comparable in whole or in part to the Allied acquisition of BLC. We also conducted such other studies, analyses, inquiries and examinations as we deemed appropriate.

     While we have taken care in our investigation and analyses, we have relied upon and assumed the accuracy, completeness and fairness of the financial and other information provided to us by the respective institutions or which was publicly available and have not assumed any responsibility for independently verifying such information. We have also relied upon the management of BLC and Allied as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefore) provided to us and in certain instances we have made certain adjustments to such financial and operating forecasts which in our judgment were appropriate under the circumstances. In addition, we have assumed with your consent that such forecasts and projections reflect the best currently available estimates and judgments of management. Ryan, Beck is not an expert in evaluating loan and lease portfolios for purposes of assessing the adequacy of the allowances for losses. Therefore, Ryan, Beck has not assumed any responsibility for making an independent evaluation of the adequacy of the allowance for loan losses set forth in the balance sheet of BLC at September 30, 2000, and Ryan, Beck assumed such allowances were adequate and complied fully with applicable law, regulatory policy, and the policies of the Securities and Exchange Commission as of the date of such financial statements. With respect to Allied, Ryan, Beck is not an expert in the valuation of its private debt and equity investments. Therefore, Ryan, Beck has not assumed any responsibility for making an independent valuation or appraisal of the carrying value of such investments. We also assumed that the Merger in all respects is, and will be consummated, in compliance with all laws and regulations applicable to Allied, BLC and Futuronics. We have not made or obtained any independent evaluations or appraisals of the assets and liabilities of either Allied, BLC, Futuronics or their respective subsidiaries.

     In conducting our analysis and arriving at our opinion as expressed herein, we have considered such financial and other factors as we have deemed appropriate in the circumstances. Our opinion is necessarily based on economic, market and other conditions and projections as they exist and can be evaluated on the date hereof. We were not requested to, and did not, solicit third party indications of interest in acquiring Futuronics or in engaging in a business combination or any other strategic transaction with Futuronics.

     We have been retained by the Board of Directors of Futuronics as an independent contractor solely to render a fairness opinion in connection with this transaction with respect to the Merger and will receive a fee for our services. Prior to this engagement, Ryan, Beck has not had an investment banking relationship with Futuronics. Ryan Beck has not had an investment banking relationship with Allied and our research department does not provide published investment analysis on Allied or Futuronics.

     In the ordinary course of our business as a broker-dealer, we actively trade equity securities for our own account and the account of our customers. Accordingly, we may at any time hold a long or short position in either BLC or Allied.

     Ryan, Beck has been retained by BLC, in the separate but related acquisition of BLC by Allied, to opine on the exchange ratio to be received by BLC shareholders. We understand that the exchange ratio to be received by BLC will be approximately 0.180 Allied share for each share of BLC. Ryan, Beck does not provide published investment analysis on BLC.


     Our opinion is directed to the Board of Directors of Futuronics and does not constitute a recommendation to any shareholder of Futuronics as to how such shareholder should vote at any shareholder meeting held in connection with the Merger. Our opinion may not be used or circulated for any purpose or used in any proxy statement or relied upon by any person or entity without our prior written consent. Except that Ryan, Beck consents to the opinion being filed with the Securities and Exchange Commission and mailed to shareholders as part of the proxy statement of BLC.


     Based upon and subject to the foregoing, it is our opinion as investment bankers that the aggregate consideration in the Merger as provided and described in the Merger Agreement is fair to the holders of Futuronics common stock from a financial point of view.

Very truly yours,

Ryan, Beck & Co., Inc.

Ryan, Beck & Co., Inc.

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     The Annotated Code of Maryland, Corporations and Associations (the "Maryland Law"), Section 2-418 provides that a Maryland corporation may indemnify any director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property or services; or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Such indemnification may not be made unless authorized for a specific proceeding after a determination has been made, in the manner prescribed by the law, that indemnification is permissible in the circumstances because the director has met the applicable standard of conduct. On the other hand, the director must be indemnified for expenses if he or she has been successful in the defense of the proceeding or as otherwise ordered by a court. The law also prescribes the circumstances under which the corporation may advance expenses to, or obtain insurance or similar cover for, directors.

     The law also provides for comparable indemnification for corporate officers and agents.

     Allied Capital's articles of incorporation provide that its directors and officers shall, and its agents in the discretion of the board of directors may, be indemnified to the fullest extent permitted from time to time by the laws of Maryland (with such power to indemnify officers and directors limited to the scope provided for in Section 2-418 as currently in force), provided, however, that such indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. Allied Capital's bylaws, however, provide that it may not indemnify any director or officer against liability to Allied Capital or its security holders to which he or she might otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Allied Capital pursuant to the provisions described above, or otherwise, Allied Capital has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than its payment of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, Allied Capital will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the [Act] and will be governed by the final adjudication of the court of the issue.

     Allied Capital carries liability insurance for the benefit of its directors and officers on a claims-made basis of up to $10,000,000, subject to a $250,000 retention and the other terms thereof.

     The Agreement and Plan of Merger (the "Merger Agreement") by and among Allied Capital Advisers, Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Lending Corporation and Allied Capital Commercial Corporation provides that, from and after consummation of the Merger the Company shall indemnify any person who at the date of the Merger Agreement, or had been at any time prior to such date or who becomes prior to the effective time of the merger, an officer or director of the companies noted above other than Allied Capital Lending Corporation, or any of their respective subsidiaries, from any and all liabilities resulting from their acts and omissions prior to the effective time of the merger to the full extent permitted by Maryland Law and the 1940 Act, including but not limited to acts and omissions arising out of or pertaining to the merger, and shall maintain in effect for at least 72 months directors' and officers' liability insurance policies with respect to matters occurring prior to the effective time of the merger.

ITEM 16.  EXHIBITS


  EXHIBIT
   NUMBER                               DESCRIPTION
  -------                               -----------
1.a.1(1)        Articles of Amendment and Restatement of the Articles of
                Incorporation.
1.a.2(2)        Articles of Merger.
2.b.(15)        Bylaws.
3.c.            Not applicable.
4.a.1           Agreement and Plan of Merger, dated as of October 31, 2000, by and among Allied Capital Corporation, Allied Capital B
                Sub Corporation, and BLC Financial Services, Inc.
                (incorporated by reference to Appendix A of this Form N-14)
4.a.2+          Voting and Support Agreement with key shareholders of BLC
                dated October 31, 2000.
4.a.3+          Form of Resale Agreement with key shareholders of BLC dated
                October 31, 2000.
4.b.1+          Agreement and Plan of Merger, dated as of October 31, 2000, by and among Allied Capital Corporation and Allied Capital F
                Sub Corporation, and Futuronics Corporation.
4.b.2+          Voting and Support Agreement with key shareholders of
                Futuronics Corporation dated October 31, 2000.
4.c.+           Form of Employment Agreement.
5.d.(6)         Specimen certificate of Allied Capital's Common Stock, par value $0.0001 per share, the rights of holders of which are defined in Exhibits 1.a.1, 1.a.2 and 2.b.
6.g.            Not applicable.
8.i.1(3)        Employee Stock Ownership Plan, as amended on December 31,
                1997.
8.i.1a(7)       First Amendment to the Allied Capital Corporation Employee
                Stock Ownership Plan dated April 30, 1998.
8.i.1b(14)      Termination Amendment to the Allied Capital Employee Stock
                Ownership Plan effective December 31, 1999.
8.i.2(10)       Amended and Restated Deferred Compensation Plan dated
                December 30, 1998.

  EXHIBIT
   NUMBER                               DESCRIPTION
  -------                               -----------
8.i.3(9)        Amended Stock Option Plan.
8.i.4(17)       Description of Formula Award and Cut-Off Award Arrangements.
8.i.5(13)       Allied Capital 401(k) Plan dated September 1, 1999.
8.i.6(17)       Employment Agreement dated June 15, 2000 between Allied
                Capital and William L. Walton.
8.i.7(17)       Employment Agreement dated June 15, 2000 between Allied
                Capital and Joan M. Sweeney.
8.i.8(17)       Employment Agreement dated June 15, 2000 between Allied
                Capital and G. Cabell Williams III.
9.j.1(6)        Form of Custody Agreement with Riggs Bank N.A. with respect to safekeeping.
9.j.2(6)        Form of Custody Agreement with LaSalle National Bank.
10.k.           Not applicable.
11.l.1*         Opinion of Sutherland Asbill & Brennan LLP re: legality.
12.m.1*         Opinion of Weil, Gotshal & Manges LLP re: tax matters.
12.m.2*         Opinion of Sutherland Asbill & Brennan LLP re: tax matters.
13.e.(3)        Dividend Reinvestment Plan.
13.f.1(4)       Form of debenture between certain subsidiaries of Allied
                Capital and the U.S. Small Business Administration.
13.f.2.a(11)    Credit Agreement dated as of March 9, 1999 between Allied
                Capital, as borrower, each of the financial institutions
                initially a signatory thereto, as Lenders, and Nationsbank,
                N.A., as administrative agent, Nationsbanc Montgomery
                Securities LLC, as sole lead arranger and sole book manager,
                First Union National Bank, as syndication agent, BankBoston,
                N.A., as documentation agent, Riggs Bank, N.A., as managing agent, and Chevy Chase Bank, F.S.B. and Credit Lyonnais New
                York Branch, as co-agents.
13.f.2.b(12)    First Amendment to Credit Agreement dated May 7, 1999.
13.f.2.c(15)    Second Amendment to Credit Agreement dated January 18, 2000.
13.f.2.d(15)    Third Amendment to Credit Agreement dated March 17, 2000.
13.f.2.e(17)    Amended and Restated Credit Agreement dated May 17, 2000.
13.f.3(7)       Note Agreement dated as of April 30, 1998.
13.f.4(5)       Loan Agreement between Allied Capital Corporation (old) and
                Overseas Private Investment Corporation, dated April 10,
                1995. Letter dated December 11, 1997 evidencing assignment of Loan Agreement from Allied Capital Corporation (old) to
                Allied Capital Corporation.
13.f.5(12)      Note Agreement dated as of May 1, 1999.
13.f.6(14)      Second Amended and Restated Master Loan & Security Agreement
                dated October 28, 1999 between the Company and Morgan
                Stanley Mortgage Capital, Inc.
13.f.7.a(6)     Sale and Servicing Agreement dated, as of January 1, 1998, among Allied Capital CMT, Inc., Allied Capital Commercial
                Mortgage Trust 1998-1 and Allied Capital Corporation and
                LaSalle National Bank and ABN AMRO Bank N.V.
13.f.7.b(6)     Indenture dated as of January 1, 1998, between the Allied
                Capital Commercial Mortgage Trust 1998-1 and LaSalle
                National Bank.
13.f.7.c(6)     Amended and Restated Trust Agreement, dated January 1, 1998 between Allied Capital CMT, LaSalle National Bank Inc. and
                Wilmington Trust Company.
13.f.7.d(6)     Guaranty dated as of January 1, 1998 by the Company.
13.f.8(15)      Note Agreement dated as of November 15, 1999.

  EXHIBIT
   NUMBER                               DESCRIPTION
  -------                               -----------
13.f.12(18)     Auction Rate Reset Note Agreement, dated as of August 31,
                2000 between the Company and Intrepid Funding Master Trust, a Delaware business trust administered by Banc of America
                Securities LLC; Forward Issuance Agreement, dated as of
                August 31, 2000, between the Company and Banc of America
                Securities LLC; Remarketing and Contingency Purchase
                Agreement, dated as of August 31, 2000 between the Company and Banc of America Securities LLC.
13.f.13(19)     Note Agreement dated as of October 15, 2000.
14.n.1*         Consent of Arthur Andersen LLP, independent public
                accountants.
14.n.2          Consent of Sutherland Asbill & Brennan LLP (included in
                Exhibit 11.l.1).
14.n.3          Consent of Ryan, Beck & Co., Inc. (included in Appendix C).
14.n.4*         Consent of Richard A. Eisner & Company, LLP.
14.n.5          Consent of Sutherland and Asbill & Brennan LLP (included in
                Exhibit 12.m.2).
14.n.6          Consent of Weil, Gotshal & Manges LLP. (included in Exhibit
                12.m.1)
14.n.7          Consent of Ryan, Beck & Co., Inc. (included in Appendix D).
15.o.           Not applicable.
15.p.           Not applicable.
15.q.           Not applicable.
15.r.(18)       Code of Ethics.
17.*            Proxy Cards for Special Meeting of BLC shareholders.



-------------------------

   *  Filed herewith.
   +  Filed previously on this registration statement on Form N-14
      (File No. 333-49506)
 (1)  Incorporated by reference to exhibit 3(i) filed with Allied
      Capital Lending's Annual Report on Form 10-K for the year ended December 31, 1996.
 (2)  Incorporated by reference from Appendix B to Allied
      Capital's registration statement on Form N-14 filed on September 26, 1997 (File No. 333-36459).
 (3) Incorporated by reference to the exhibit of the same name filed with Allied Capital's Annual Report on Form 10-K for the year ended December 31, 1997.
 (4) Incorporated by reference to the exhibit of the same name filed with Allied Capital Corporation's (old) Annual Report on Form 10-K for the year ended December 31, 1996.
 (5) Incorporated by reference to the exhibit f.7 filed with Allied Capital Corporation's (old) Pre-Effective Amendment
      No. 2 to the registration statement on Form N-2 on January
      24, 1996 (File No. 33-64629). Assignment to Allied Capital is incorporated by reference to Exhibit 10.3 of the Company's Annual Report on Form 10-K for the year ended
      December 31, 1997.
 (6) Incorporated by reference to the exhibit of the same name to Allied Capital's registration statement on Form N-2 filed on Allied Capital's behalf with the Commission on May 5, 1998
      (File No. 333-51899).
 (7) Incorporated by reference to the exhibit of same name filed with Allied Capital's Quarterly Report on Form 10-Q for the period ended June 30, 1998.
 (8) Incorporated by reference to the exhibit of the same name filed with Allied Capital's Quarterly Report on Form 10-Q for the period ended September 30, 1998.
 (9) Incorporated by reference to Exhibit A of Allied Capital's definitive proxy materials for the Company's 2000 Annual
      Meeting of Stockholders filed with the Commission on March
      29, 2000.
(10) Incorporated by reference to the exhibit of the same name filed with Allied Capital's Annual Report on Form 10-K for the year ended December 31, 1998.
(11)  Incorporated by reference to Exhibit f.2.a with Allied
      Capital's registration statement on Form N-2 (File No.
      333-75161) filed on March 26, 1999.
(12) Incorporated by reference to the exhibit of the same name filed with Allied Capital's Quarterly Report on Form 10-Q for the period ended June 30, 1999.
(13)  Incorporated by reference to Exhibit 4.4 of the Allied
      Capital 401(k) Plan registration statement on Form S-8, filed on behalf of such Plan on October 8, 1999 (File No.
      333-88681).
(14) Incorporated by reference to the exhibit of the same name filed on Allied Capital's registration statement on with Post-Effective Amendment No. 1 to the Form N-2 (333-84973) filed on November 10, 1999.
(15) Incorporated by reference to the exhibit of the same name filed with Allied Capital's Annual Report on Form 10-K for the year ended December 31, 1999.
(16) Incorporated by reference to the exhibit of the same name to Allied Capital's registration statement on Post Effective
      Amendment No. 1 to Form N-2 filed on Allied Capital's behalf with the Commission on May 9, 2000. (File No. 333-33478).
(17) Incorporated by reference to the exhibit of the same name to Allied Capital's registration statement on Form N-2 filed on Allied Capital's behalf with the Commission on August 11,
      2000 (File No. 333-43534).

(18) Incorporated by reference to the exhibit of the same name to Allied Capital's registration statement on Pre-Effective
      Amendment No. 1 to Form N-2 filed on Allied Capital's behalf with the Commission on September 12, 2000 (File No.
      333-43534).
(19) Incorporated by reference to the exhibit of the same to Allied Capital's Quarterly Report on Form 10-Q for the period ended September 30, 2000.

ITEM 17.  UNDERTAKINGS.

     (1) The Registrant hereby undertakes that:

          (a) prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act (17 CFR 230.145), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (b) every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this N-14 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, in the District of Columbia, on the 8(th) day of December, 2000.


                                      ALLIED CAPITAL CORPORATION

                                      By: /s/ WILLIAM L. WALTON
                                         ---------------------------------------
                                          William L. Walton
                                          Chief Executive Officer and President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 8, 2000.


                SIGNATURE                                           TITLE
                ---------                                           -----

          /s/ WILLIAM L. WALTON             Chairman of the Board, Chief Executive Officer, and
------------------------------------------  President
            William L. Walton

                    *                       Director
------------------------------------------
             Brooks H. Browne

                    *                       Director
------------------------------------------
            John D. Firestone

                    *                       Director
------------------------------------------
            Anthony T. Garcia

                    *                       Director
------------------------------------------
            Lawrence I. Hebert

                    *                       Director
------------------------------------------
              John I. Leahy

                    *                       Director
------------------------------------------
              Robert E. Long

                    *                       Director
------------------------------------------
            Warren K. Montouri

                SIGNATURE                                           TITLE
                ---------                                           -----
                    *                       Director
------------------------------------------
            Guy T. Steuart II

                    *                       Director
------------------------------------------
          T. Murray Toomey, Esq.

                    *                       Director
------------------------------------------
           Laura W. van Roijen

                    *                       Director
------------------------------------------
         George C. Williams, Jr.

            /s/ PENNI F. ROLL               Executive Vice President and Chief Financial Officer
------------------------------------------  (Principal Financial and Accounting Officer)
              Penni F. Roll


* Signed by William L. Walton pursuant to a power of attorney dated November 6, 2000.